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                                  PROSPECTUS 1
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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

HOME OFFICE LOCATION:
1300 SOUTH CLINTON STREET
P.O. BOX 1110
FORT WAYNE, INDIANA 46802
(800) 454-6265

ADMINISTRATIVE OFFICE
PERSONAL SERVICE CENTER MVLI
350 CHURCH STREET
HARTFORD, CT 06103-1106
(800) 444-2363

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               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
              BENEFITS PAYABLE ON DEATH OF SECOND OF TWO INSUREDS
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    This Prospectus describes SVUL-I a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "Company", "we", "us", "our"). The Policy provides death benefits when the second of the two named Insureds dies (a "Second Death Policy").


    The Policy features include: flexible premium payments; a choice of one of two death benefit options; and a choice of underlying investment options.

    It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with the Policy. This Prospectus and the Prospectuses of the Funds, furnished with this Prospectus, should be read carefully to understand the Policy being offered.

    You may allocate net premiums to the Sub-Accounts of our Flexible Premium Variable Life Account R ("Separate Account"). Each Sub-Account invests in one of the Funds listed below:


AIM VARIABLE INSURANCE FUNDS                   FRANKLIN TEMPLETON VARIABLE INSURANCE
AIM V.I. Capital Appreciation Fund             PRODUCTS TRUST
AIM V.I. Diversified Income Fund               Templeton Asset Strategy Fund -- Class 1
AIM V.I. Growth Fund                           (formerly Templeton Asset Allocation Fund)
AIM V.I. Value Fund                            Templeton Growth Securities Fund -- Class 1
DELAWARE GROUP PREMIUM FUND                    (formerly Templeton Stock Fund)
Emerging Markets Series -- Standard Class      Templeton International Securities Fund --
Small Cap Value Series -- Standard Class       Class 1
Trend Series -- Standard Class                 (formerly Templeton International Fund)
DEUTSCHE ASSET MANAGEMENT VIT FUNDS            LINCOLN NATIONAL MONEY MARKET FUND, INC.
  (formerly BT Insurance Funds Trust)          Money Market Fund
Equity 500 Index Fund                          MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE
                                               TRUST
FIDELITY VARIABLE INSURANCE PRODUCTS FUND      MFS Emerging Growth Series
Equity-Income Portfolio -- Initial Class       MFS Total Return Series
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II   MFS Utilities Series
Asset Manager Portfolio -- Initial Class       OCC ACCUMULATION TRUST
Investment Grade Bond Portfolio -- Initial     Global Equity Portfolio
Class                                          Managed Portfolio


TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.

                         PROSPECTUS DATED: MAY 1, 2000

                               TABLE OF CONTENTS


CONTENTS                                  PAGE
--------                                --------
HIGHLIGHTS............................      3
  Initial Choices To Be Made..........      3
  Level or Varying Death Benefit......      3
  Amount of Premium Payment...........      4
  Selection of Funding Vehicles.......      4
  Charges and Fees....................      5
  Changes in Specified Amount.........      5
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
 THE GENERAL ACCOUNT..................      6
BUYING VARIABLE LIFE INSURANCE........      7
  Replacements........................      8
APPLICATION...........................      8
OWNERSHIP.............................      9
BENEFICIARY...........................      9
INSUREDS..............................      9
THE POLICY............................     10
  Policy Specifications...............     10
PREMIUM FEATURES......................     10
  Planned Premiums; Additional
   Premiums...........................     10
    Limits on Right to Make Payments
     of Additional and Planned
     Premiums.........................     11
    Premium Load; Net Premium
     Payment..........................     11
RIGHT-TO-EXAMINE PERIOD...............     11
TRANSFERS AND ALLOCATION AMONG
 ACCOUNTS.............................     11
  Allocation of Net Premium
   Payments...........................     11
  Transfers...........................     12
  Optional Sub-Account Allocation
   Programs...........................     12
    Dollar Cost Averaging.............     12
    Automatic Rebalancing.............     13
POLICY VALUES.........................     13
  Accumulation Value..................     14
  Separate Account Value..............     14
    Variable Accumulation Unit
     Value............................     14
    Variable Accumulation Units.......     14
  Fixed Account and Loan Account
   Value..............................     15
  Net Accumulation Value..............     15
FUNDS.................................     15
  Substitution of Securities..........     18
  Voting Rights.......................     19
  Fund Participation Agreements.......     19
CHARGES AND FEES......................     19
  Deductions from Premium Payments....     19
  Deductions Made Monthly.............     19
    Monthly Deduction.................     20
    Cost of Insurance Charge..........     20
    Mortality and Expense Risk
     Charge...........................     20
  Fund Expenses.......................     21
  Surrender Charges...................     23
  Transaction Fee for Excess
   Transfers..........................     23
DEATH BENEFITS........................     24
  Death Benefit Options...............     24
  Changes in Death Benefit Options and
   Specified Amount...................     25


CONTENTS                                  PAGE
--------                                --------
  Federal Income Tax Definition of
   Life Insurance.....................     25
NOTICE OF DEATH OF INSUREDS...........     25
PAYMENT OF DEATH BENEFIT PROCEEDS.....     25
  Settlement Options..................     26
POLICY LIQUIDITY......................     26
  Policy Loans........................     26
  Partial Surrender...................     27
  Surrender of the Policy.............     28
    Surrender Value...................     28
  Deferral of Payment and Transfers...     28
ASSIGNMENT; CHANGE OF OWNERSHIP.......     28
LAPSE AND REINSTATEMENT...............     29
  Lapse of a Policy...................     29
    No Lapse Provision................     29
  Reinstatement of a Lapsed Policy....     30
COMMUNICATIONS WITH LINCOLN LIFE......     30
  Proper Written Form.................     30
  Telephone Transaction Privileges....     30
OTHER POLICY PROVISIONS...............     30
  Issuance............................     30
  Date of Coverage....................     30
  Right to Exchange the Policy........     31
  Incontestability....................     31
  Misstatement of Age or Gender.......     31
  Suicide.............................     32
  Nonparticipating Policies...........     32
  Riders..............................     32
TAX ISSUES............................     32
  Taxation of Life Insurance Contracts
   in General.........................     32
  Policies which are MECS.............     33
  Policies which are not MECS.........     34
  Last Survivor Contract..............     35
  Other Considerations................     35
  Tax Status of Lincoln Life..........     36
FAIR VALUE OF THE POLICY..............     36
DIRECTORS AND OFFICERS OF LINCOLN
 LIFE.................................     37
DISTRIBUTION OF POLICIES..............     38
CHANGES OF INVESTMENT POLICY..........     38
OTHER CONTRACTS ISSUED BY LINCOLN
 LIFE.................................     39
STATE REGULATION......................     39
REPORTS TO OWNERS.....................     39
ADVERTISING...........................     39
LEGAL PROCEEDINGS.....................     40
EXPERTS...............................     40
REGISTRATION STATEMENT................     40
Appendix 1............................     41
  Corridor Percentages................     41
Appendix 2............................     42
  Illustration of Accumulation Values,
   Surrender Values, and Death Benefit
   Proceeds...........................     42
Financial Statements..................
  Separate Account....................    R-1
  Lincoln Life........................    S-1

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HIGHLIGHTS

                    This section is an overview of key Policy features. (Regulations in your state may vary the provisions of your own Policy.) Your Policy is a flexible premium variable life insurance policy. Your Policy insures two Insureds. If one of the Insureds dies, the Policy pays no death benefit. Your Policy will pay the death benefit only when the second Insured dies. A "second-to-die" policy might be suitable when both of the Insureds have income of their own and only want to provide financial support for their dependents if both of them should die, or to provide liquidity to heirs when the second Insured dies. If replacement income or immediate cash liquidity is needed upon the death of one Insured, this type of policy may not be suitable.

                    The Policy's value may change on a:

                    1) fixed basis;
                    2) variable basis; or a
                    3) combination of both fixed and variable bases.

                    Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a "second-to-die" variable life insurance policy. As a death benefit is only paid upon the second Insured's death, this Policy may, or may not, be appropriate for your financial goals. The value of the Policy and, under one option, the death benefit amount, depends on the investment results of the funding options you select.

                    At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from such tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your Policy failing to meet Code requirements.

                    If you are entitled to favorable tax treatment, you should satisfy yourself that this Policy meets your other financial goals before you purchase it.

                    INITIAL CHOICES TO BE MADE

                    The Policy Owner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. You, as the Owner, have three important choices to make when the Policy is first purchased. You need to choose:

                    1) one of the two Death Benefit Options;
                    2) the amount of premium you want to pay; and
                    3) the amount of your Net Premium Payment to be placed in
                       each of the funding options you select. The Net Premium Payment is the balance of your Premium Payment that remains after certain charges are deducted from it.

                    LEVEL OR VARYING DEATH BENEFIT

                    The Death Benefit is the amount Lincoln pays to the Beneficiary(ies) when the second Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. We calculate the Death Benefit payable as of the date of the second Insured's death.

                    When you purchase your Policy, you must choose one of two Death Benefit Options:

                    1) a level death benefit; or
                    2) a varying death benefit.

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                    If you choose the level Death Benefit Option, the Death
                    Benefit will be the greater of:

                    1) the "Specified Amount", which is the amount of the death benefit in effect for the Policy when the second Insured died (the Specified Amount may be found on the Policy's Specification Page); or
                    2) the "Corridor Death Benefit", which is the death benefit calculated as a percentage of the Accumulation Value. The Net Accumulation Value is the total of the balances in the Fixed Account and the Separate Account minus any outstanding Loan Account amounts.

                    If you choose the varying Death Benefit Option, the Death Benefit will be the greater of:

                    1) the Specified Amount plus the Net Accumulation Value when the second Insured died; or
                    2) the Corridor Death Benefit.

                    See "DEATH BENEFITS," page 24, for more details.

                    AMOUNT OF PREMIUM PAYMENT


                    When you apply for your Policy, you must decide how much premium to pay. Premium payments may be changed within certain limits. (See "PREMIUM FEATURES," page 10.)



                    You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the cost of insurance (see "CHARGES AND FEES," page 19) increase as the Insureds get older.



                    If your Policy lapses because your Monthly Premium Deduction is larger than the Net Accumulation Value, you may reinstate your Policy. (See "LAPSE AND REINSTATEMENT," page 29.)


                    When you first receive your Policy you will have 10 days to look it over, unless state law requires a greater time. This is called the "Right-to-Examine" time period. Use this time to review your Policy and make sure that it meets your needs. During this time period, your Initial Premium Payment will be deposited in the Money Market Sub-Account. If you then decide you do not want your Policy, we will return all Premium Payments to you with no interest paid. (See "RIGHT-TO-EXAMINE PERIOD," page 11.)

                    SELECTION OF FUNDING VEHICLES

                    VARIABLE ACCOUNT

                    This Prospectus focuses on the Separate Account investment information that makes up the "variable" part of the Policy. If you put money into the variable funds, you take all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If they lose value, so does your Policy. Each fund has its own investment objective. You should review each fund's Prospectus before making your decision.

                    You must choose the Fund(s) in which you want to place each Net Premium Payment. These "Sub-Accounts" make up the Separate Account. Each Sub-Account invests in shares of a certain Fund. A Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. (See "FUNDS," page 15.)

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                    FIXED ACCOUNT

                    You may also use Lincoln Life's Fixed Account to fund your Policy. Net Premium Payments made into the Fixed Account:

                     - become part of Lincoln Life's General Account;
                     - do not share the investment experience of the Separate
                       Account; and
                     - have a guaranteed minimum interest rate of 4% per year.

                         Interest beyond 4% is credited at Lincoln Life's discretion. For additional information, see the "GENERAL ACCOUNT," page 7.

                    CHARGES AND FEES


                    We deduct a premium load of 8% from each Premium Payment. We make monthly deductions for administrative expenses (currently, $12.50 per month for the first Policy Year and $5 per month afterwards), the Cost of Insurance and any riders that are placed on your Policy. For Policy Years 1-20, a monthly charge of $0.09 per $1,000 of Specified Amount is deducted. If the No-Lapse Provision is selected, there will be an additional monthly charge of $0.01 per $1,000 of Specified Amount (Note: the No-Lapse provision is not available in IL, MA, MD, NJ and TX). (See "CHARGES AND FEES," page 19.)



                    Daily deductions are subtracted from the Separate Account for mortality and expense risk. Currently, this charge is at an annual rate of .80%. (See "CHARGES AND FEES," page 20.)



                    Each Fund has its own management fee charge, also deducted daily. Each Fund's expense levels will affect its investment results. The table under "CHARGES AND FEES," page 21, shows you the current expense levels for each Fund.


                    Each Policy Year you will be allowed to make 12 transfers between funding options. Beyond 12, a $25 fee may apply. (See "TRANSFERS," page 12.)


                    You may surrender the Policy in full or withdraw part of its value. A Surrender Charge is applied if the Policy is surrendered totally and is the amount retained by us if the Policy is surrendered. We charge you an administrative fee of $25, but not more than 2% of the amount withdrawn, each time you request a partial surrender of your Policy. If you totally surrender your Policy within the first 15 years, a surrender charge will be deducted in computing what will be paid you. If you surrender your Policy within the first 15 years after an increase in the Specified Amount, a surrender charge will also be imposed, in addition to any existing surrender charge. (See "CHARGES AND FEES," page 23.) The maximum surrender charge payable is $37.48 per $1,000 of Specified Amount.



                    You may borrow within described limits against the Policy. If you borrow against your Policy, interest will be charged to the Loan Account. Currently, the annual interest rate is 8%. For the first ten Policy Years interest will be credited to the Loan Account Value at the annual rate of interest charged for a loan minus 1%. For Policy Years eleven and beyond, interest will be credited at an annual rate equal to the current interest charged. (See "POLICY LIQUIDITY," page 26.)


                    CHANGES IN SPECIFIED AMOUNT

                    The Initial Specified Amount is the amount originally chosen by the Policy Owner and is equal to the Death Benefit.

                                                                               5
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                    Within certain limits, you may decrease or, with
                    satisfactory evidence of insurability, increase the Specified Amount. The minimum specified amount is currently $250,000. Such changes will affect other aspects of your Policy. (See "DEATH BENEFITS," page 25.)

LINCOLN LIFE, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT

                    Lincoln Life, an Indiana life insurance company incorporated in 1905, is among the nation's largest writers of annuities, individual life insurance and life reinsurance. Wholly-owned by Lincoln National Corporation ("LNC"), a publicly held Indiana insurance holding company incorporated in 1968, it is licensed in all states (except New York), the District of Columbia, Guam, and the Commonwealth of the Northern Mariana Islands. Its principal office is at 1300 South Clinton Street, Fort Wayne, IN 46802. Lincoln Life, LNC and their affiliates comprise the "Lincoln Financial Group" which provides a variety of wealth accumulation and protection products and services.

                    Lincoln Life Flexible Premium Variable Life Account R ("Account R") is a "separate account" of the company established on December 2, 1997. Under Indiana law, the assets of Account R attributable to the Policies, though our property, are not chargeable with liabilities of any other business of Lincoln Life and are available first to satisfy our obligations under the Policies. Account R income, gains, and losses are credited to or charged against Account R without regard to our other income, gains, or losses. Its values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission ("Commission") as a "unit investment trust" under the 1940 Act and meets the 1940 Act's definition of "separate account". Such registration does not involve supervision by the Commission of Account R's or our management, investment practices, or policies. We have numerous other registered separate accounts which fund our variable life insurance policies and variable annuity contracts.

                    Account R is divided into Sub-Accounts, each of which is invested solely in the shares of one of the Funds available as funding vehicles under the Policies. On each Valuation Day (any day on which the New York Stock Exchange is open), Net Premium Payments allocated to Account R will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account R are raised by selling Fund shares at net asset value.

                    The Funds are listed with their investment objectives, which they may or may not achieve. (See "FUNDS," pages 15-18.) More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.

                    We reserve the right to add, withdraw or substitute Funds, subject to the conditions of the Policy and to compliance with regulatory requirements if, in our sole discretion, legal, regulatory, marketing, tax or investment considerations so warrant or in the event a particular Fund is no longer available for investment by the Sub-Accounts. No substitution will take place without prior approval of the Commission, to the extent required by law.

                    Shares of the Funds may be used by us and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/Trustees) have agreed

6
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                    to monitor events to identify any material irreconcilable
                    conflicts which might arise and to decide what responsive action might be appropriate. If a Sub-Account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.

                    A Policy may also be funded in whole or in part through the "Fixed Account", part of Lincoln Life's General Account supporting its insurance and annuity obligations. We will credit interest on amounts held in the Fixed Account as we determine from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the 1933 Act in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.

BUYING VARIABLE LIFE INSURANCE

                    The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-aversive or want more predictable premium levels and benefits may be more comfortable buying more traditional, non-variable life insurance. However, variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection and willing to assume investment risk and to monitor investment choices they have made.

                    Flexibility starts with the ability to make differing levels of premium payments. A young family just starting out may only be able to pay modest premiums initially but hope to increase premium payments over time. At first, this family would be paying primarily for the insurance feature (perhaps at ages where the insurance cost is relatively low) and later use a Policy more as a savings vehicle. A customer at peak earning capacity may wish to pay substantial premiums for a limited number of years prior to retirement, after which Policy values may suffice, based on future expected return results, though not guaranteed, to keep the Policy inforce for the expected lifetime and to provide, through loans, supplemental retirement income. A customer may be able to pay a large single premium, using the Policy primarily as a savings and investment vehicle for potential tax advantages.

                    Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. The No Lapse Provision, if elected, may help to assure a death benefit even if investment results are unfavorable.

                    Flexibility also results from being able to select, monitor and change investment choices within a Policy. With the wide variety of fund options available, it is possible to finetune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should be prepared to monitor their investment choices on an ongoing basis.

                    Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. And any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owners. Policy values therefore accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

                    While these tax deferral features also apply to variable annuities, liquidity (the ability of Policy owners to access Policy values) is normally more easily achieved with variable

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                    life insurance. Unless a policy has become a "modified
                    endowment contract", an Owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. (See "TAX ISSUES," page 32.) Policy loans can be a source of retirement income. Variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to surrender charges, and will result in penalty tax if made before age 59 1/2.

                    Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insureds' ages. (See "DEATH BENEFITS," page 25.) The death benefit is income-tax free and may, with proper estate planning, be estate-tax free. A tax advisor should be consulted.

                    Certain costs and expenses of variable life insurance ownership which are directly related to Policy values (i.e. asset based costs) are not unlike those incurred through investment in mutual funds or variable annuities. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (the death benefit less Policy value) and increases as the insured grows older. This charge varies by age, underwriting classification, smoking status and in most states by gender. The effect of its increase can be seen in illustrations in this Prospectus (see Appendix 2) or in personalized illustrations available upon request. Surrender Charges, which decrease over time, are another significant additional cost if the Policy is not retained.

                    REPLACEMENTS

                    Before purchasing the Policy to replace, or to be funded with proceeds borrowed or withdrawn from, an existing life insurance policy, a number of matters should be considered by the applicant. Will any commission be paid to an agent or any other person with respect to the replacement? Are coverages and comparable values available from the Policy, as compared to his or her existing policy? For example, the Insureds may no longer be insurable, or the contestability period may have elapsed with respect to the existing policy, while the Policy could be contested. The Owner should consider similar matters before deciding to replace the Policy or withdraw funds from the Policy for the purchase of funding a new policy of life insurance.

APPLICATION

                    Any person who wants to buy a Policy must first complete an application on a form provided by Lincoln Life.

                    A complete application identifies the prospective Insureds and provides sufficient information about them to permit Lincoln Life to begin underwriting the risks under the Policy. We require a medical history and examination of each of the Insureds. Lincoln Life may decline to provide insurance on the lives of the Insureds or, if it agrees to provide insurance, it may place one or both Insureds into a special underwriting category (these include preferred, non-smoker standard, smoker standard, non-smoker substandard and smoker substandard). The amount of the Cost of Insurance deducted monthly from the Policy value after issue varies among the underwriting categories as well as by Age and, in most states, gender of the Insureds.

                    The applicant will select the Beneficiary or Beneficiaries who are to receive Death Benefit Proceeds payable on the Second Death, the initial face amount (the "Initial Specified Amount") of the Death Benefit and which of two methods of computing the

                    Death Benefit is to be used. (See "DEATH BENEFITS.") The applicant will also indicate both the frequency and amount of Premium Payments. (See PREMIUM FEATURES). The applicant must also determine how Policy values are initially to be allocated among the available funding options following the expiration of the Right-to-Examine Period. (See "RIGHT-TO-EXAMINE PERIOD.")

OWNERSHIP

                    The Owner is the person or persons named as "Owner" in the application, and on the Date of Issue will usually be identified as " Owner" in the Policy Specifications. If no person is identified as Owner in the Policy Specifications, then the Insureds are the Owner. The person or persons designated to be Owner of the Policy must have, or hold legal title for the sole benefit of a person who has, an "insurable interest" in the lives of each of the Insureds under applicable state law. The Owner may be either or both of the Insureds, or any other natural person or non-natural entity. The Owner owns and exercises the rights under the Policy prior to the Second Death.

                    The Owner is the person who is ordinarily entitled to exercise the rights under the Policy so long as either of the Insureds is living. These rights include the power to select the Beneficiary and the Death Benefit Option. The Owner generally also has the right to request policy loans, make partial surrenders or surrender the Policy. The Owner may also name a new owner, assign the Policy or agree not to exercise all of the Owner's rights under the Policy.

                    If the Owner is a person other than the last surviving Insured, and that Owner dies before the Second Death, the Owner's rights in the Policy will belong to the Owner's estate, unless otherwise specified to Lincoln Life.

BENEFICIARY

                    The Beneficiary is designated by the Owner or the Applicant and is the person who will receive the Death Benefit proceeds payable under the Policy. The person or persons named in the application as "Beneficiary" are the Beneficiaries of the Death Beneift under the Policy. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to Lincoln Life.

                    Except when Lincoln Life has acknowledged an assignment of the Policy or an agreement not to change the Beneficiary, the Owner may change the Beneficiary at any time while either of the Insureds is living. Any request for a change in the Beneficiary must be in a written form satisfactory to Lincoln Life and submitted to Lincoln Life. Unless the Owner has reserved the right to change the Beneficiary, such a request must be signed by both the Owner and the Beneficiary. On recordation, the change of Beneficiary will be effective as of the date of signature or, if there is no such date, the date recorded. No change of Beneficiary will affect, or prejudice Lincoln Life as to any payment made or action taken by Lincoln Life before it was recorded.

                    If any Beneficiary dies before the Second Death, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to Lincoln Life. If no named Beneficiary survives the Second Death, any Death Benefit Proceeds will be paid to the Owner or the Owner's executor, administrator or assignee.

INSUREDS

                    There are two Insureds under the Policy. At the Date of Issue of the Policy the Owner must have an insurable interest in each of the Insureds. On the Second Death, a Death Benefit is payable under the Policy.

THE POLICY

                    The Policy is the life insurance contract described in the Prospectus. The Date of Issue is the date on which we begin life insurance coverage under a Policy. A Policy Year is the twelve month period, beginning on the date of issue, during which the Policy is in effect. The Policy Anniversary is the day of the year the Policy was issued.

                    On issuance, a Policy will be delivered to the Owner. The Policy sets forth the terms of the Policy, as applicable to the Owner, and should be reviewed by the Owner on receipt to confirm that it sets forth the features specified in the application. The ownership and other options set forth in the Policy are registered, and may be transferred, solely on the books and records of Lincoln Life. Possession of the Policy does not represent ownership or the right to exercise the incidents of ownership with respect to the Policy. If the Owner loses the form of Policy, Lincoln Life will issue a replacement on request. Lincoln Life may impose a Policy replacement fee.

                    POLICY SPECIFICATIONS

                    The Policy includes a "Policy Specifications" page, with supporting schedules, in which is set forth certain information applicable to the specific Policy. This information includes the identity of the Owner, the Date of Issue, the Initial Specified Amount, the Death Benefit Option selected, the Insureds, the issue Ages, the Beneficiary, the initial Premium Payment, the Surrender Charges, Expense Charges and Fees, Guarantee Maximum Cost of Insurance Rates, and the No Lapse Premium if the No Lapse Provision has been selected.

PREMIUM FEATURES

                    The Policy permits flexible premium payments, meaning that the frequency and the amount of Premium Payments may be selected by the Owner. After the Initial Premium Payment is paid there is no minimum premium required, unless to maintain the No Lapse Provision. (See LAPSE AND REINSTATEMENT No Lapse Provision). The initial Premium Payment is due on the Effective Date (the date on which the initial premium is applied to the Policy) and must be equal to or exceed the amount necessary to provide for two Monthly Deductions or, if selected, the No Lapse Premium.

                    If at least one of the Insureds is still living when the younger Insured attains or would have attained Age 100, and the Policy has not been surrendered, there are certain changes under the Policy. We will no longer accept Premium Payments, and will make no further monthly deductions. Policy Values held in the Separate Account will be transferred to the Fixed Account. We will no longer transfer amounts to the Sub-Accounts. The Policy will remain in force until surrender or the Second Death.

                    PLANNED PREMIUMS; ADDITIONAL PREMIUMS

                    "Planned Premiums" are the amount of premium (as shown in the Policy Specifications) the applicant chooses to pay Lincoln Life on a scheduled basis. This is the amount for which we send a premium reminder notice.

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
                    Any subsequent Premium Payments ("Additional Premiums") must be sent directly to the Administrative Office. Additional Premiums will be credited only when actually received by Lincoln Life. Premium Payments may be billed with an annual, semiannual, or quarterly frequency. Pre-authorized automatic Additional Premium Payments can also be arranged at any time.

                    Unless specifically otherwise directed, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied first to reduce Policy indebtedness. There is no premium load on such payments to the extent applied to reduce indebtedness.

                    LIMITS ON RIGHT TO MAKE PAYMENTS OF ADDITIONAL AND PLANNED PREMIUMS

                    The Owner may increase Planned Premiums, or pay Additional Premiums, subject to the following limitations and Lincoln Life's right to limit the amount or frequency of Additional Premiums.

                    Lincoln Life may require evidence of insurability if any payment of Additional Premium (including Planned Premium) would increase the difference between the Death Benefit and the Accumulation Value. If Lincoln Life is unwilling to accept the risk, the increase in premium will be refunded without interest and without participation of such amounts in any underlying investment.

                    Lincoln Life may also decline any Additional Premium (including Planned Premium) or a portion thereof that would result in total Premium Payments exceeding the maximum limitation for life insurance under federal tax laws. The excess amount would be returned.

                    PREMIUM LOAD; NET PREMIUM PAYMENT

                    Lincoln Life deducts 8.0% from each Premium Payment. This amount, sometimes referred to as "premium load," covers certain Policy-related state tax and federal income tax liabilities and a portion of the sales expenses incurred by Lincoln Life. The Premium Payment, net of the premium load, is called the "Net Premium Payment."

RIGHT-TO-EXAMINE PERIOD

                    The Owner may return the Policy to Lincoln Life for cancellation as follows. If the Owner mails or delivers the Policy to the Administrative Office on or before 10 days (20 to 30 days in some states) after delivery of the Policy (longer for Policies issued in replacement of other insurance) and notice of surrender rights to the Owner, Lincoln Life will refund to the Owner all Premium Payments.

                    Any Premium Payments received by Lincoln Life before the end of the Right-to-Examine Period will be held in the Money Market Sub-Account, and will be allocated to the Sub-Accounts designated by the Owner at the end of a Right-to-Examine Period. If the Policy is returned for cancellation within the Right-to-Examine Period, we will return any Premium Payments within seven days, although any refund of a Premium Payment made by check may be delayed until the check clears.

TRANSFERS AND ALLOCATION AMONG ACCOUNTS

                    ALLOCATION OF NET PREMIUM PAYMENTS

                    The allocation of Net Premium Payments among the Fixed Account and Sub-Accounts may be set forth in the application. An Owner may change the allocation of future Net

                    Premium Payments at any time. In any allocation, the amount allocated to any Sub-Account must be in whole percentages. No allocation can be made which would result in a Sub-Account Value of less than $50 or a Fixed Account Value of less than $2,500. Lincoln Life, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.

                    TRANSFERS

                    The Owner may make transfers among the Sub-Accounts, on the terms set forth below, at any time before the younger Insured reaches or would have reached Age 100. The Owner should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts.

                    Transfer of amounts of at least $500 from one Sub-Account to another or from the Sub-Accounts to the Fixed Account are possible at any time. Within 30 days after each anniversary of the Date of Issue, the Owner may transfer up to 20% of the Fixed Account Value (as of the preceding anniversary of the Date of Issue) to one or more Sub-Accounts. Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge, and any value remaining in a Sub-Account after a transfer must be at least $500. Lincoln Life reserves the right to impose a charge for each transfer request in excess of 12 requests in any Policy Year. Lincoln Life may further limit transfers from the Fixed Account at any time.

                    Transfers must be made in proper written form, unless the Owner has given written authorization to Lincoln Life to accept telephone transactions. Authorization to engage in telephone transactions and permitted telephone transactions must be made in accordance with the procedures described in COMMUNICATIONS WITH LINCOLN LIFE, Telephone Transaction Privileges. Written transfer requests or adequately authenticated telephone transfer requests received at the Administrative Office by the close of the New York Stock Exchange (usually 4:00 PM ET) on a Valuation Day will be effected as of that day. Otherwise, requests will be effective as of the next Valuation Day.

                    Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after the Administrative Office receives a request in proper written form or adequately authenticated telephone transfer requests. Any transfer made which causes the remaining value of Accumulation Units for a Sub-Account or the Fixed Account to be less than $500 will result in those remaining Accumulation Units being canceled and their aggregate value reallocated proportionately among the other Sub-Accounts and the Fixed Account to which Policy values are then allocated.

                    OPTIONAL SUB-ACCOUNT ALLOCATION PROGRAMS

                    The Owner may elect to participate in programs providing for Dollar Cost Averaging or Automatic Rebalancing, but may participate in only one program at any time.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts on a monthly or quarterly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, an Owner may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

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
                    If the Owner elects Dollar Cost Averaging, the value in the Money Market Sub-Account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

                    An election for Dollar Cost Averaging is effective after the Administrative Office receives a request from the Owner in proper written form or by telephone, if adequately authenticated. An election is effective within ten business days, but only if there is sufficient value in the Money Market Sub-Account. Lincoln Life may, in its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

                    Dollar Cost Averaging terminates automatically: (1) if the number of designated transfers has been completed; (2) if the value in the Money Market Sub-Account is insufficient to complete the next transfer; (3) within one week after the Administrative Office receives a request for termination in proper written form or by telephone, if adequately authenticated; or (4) if the Policy is surrendered.

                    Currently, there is no charge for Dollar Cost Averaging, but Lincoln Life reserves the right to impose a charge.

                    AUTOMATIC REBALANCING

                    Automatic Rebalancing periodically restores to a pre-determined level the percentage of Policy value allocated to each Sub-Account (e.g. 20% Money Market,
                    50% Growth, 30% Utilities). The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.

                    The Owner may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, effective within ten business days upon receipt by the Administrative Office of a request in proper written form or by telephone, if adequately authenticated.

                    Currently, there is no charge for Automatic Rebalancing, but Lincoln Life reserves the right to impose a charge.

POLICY VALUES

                    The "Accumulation Value" is the sum of the Fixed Account Value, Separate Account Value and the Loan Account Value. The Accumulation Value of the Policy depends on the performance of the underlying investments. Policy values are used to fund Policy fees and expenses, including the Cost of Insurance. Premium Payments to meet your objectives will vary based on the investment performance of the underlying investments. A market downturn, affecting the Sub-Accounts upon which the Accumulation Value of a particular Policy depends, may require Additional Premium Payments beyond those expected (unless the No Lapse Provision requirements have been satisfied) to maintain the level of coverage or to avoid lapse of the Policy. We strongly suggest you review periodic statements to determine if Additional Premium Payments may be necessary to avoid lapse of the Policy.

                    We will tell you at least annually the Accumulation Value, the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Sub-Account values, the Fixed Account Value and the Loan Account Value.

                    ACCUMULATION VALUE

                    The portion of a Premium Payment, after the 8.0% reduction for the premium load, is the "Net Premium Payment." It is the Net Premium Payment that is available for allocation to the Fixed Account or the Sub-Accounts.

                    We credit Net Premium Payments to the Policy as of the end of the Valuation Period in which it is received at the Administrative Office. The "Valuation Period" is the time between Valuation Days, and a "Valuation Day" is every day on which the New York Stock Exchange is open and trading is unrestricted. Accumulation Units are valued on every Valuation Day.

                    The "Accumulation Value" of a Policy is determined by:
                    (1) multiplying the total number of Variable Accumulation Units credited to the Policy for each Sub-Account by its appropriate current Variable Accumulation Unit Value;
                    (2) if a combination of Sub-Accounts is elected, totaling the resulting values; and (3) adding any values attributable to the Fixed Account and the Loan Account. The Accumulation Value will be affected by Monthly Deductions.

                    SEPARATE ACCOUNT VALUE

                    The "Separate Account Value" is the portion of the Accumulation Value attributable to the Separate Account.

                    VARIABLE ACCUMULATION UNIT VALUE

                    All or a part of a Net Premium Payment allocated to a Sub-Account is converted into Variable Accumulation Units by dividing the amount allocated by the value of the Variable Accumulation Unit for the Sub-Account next calculated after it is received at the Administrative Office. The Variable Accumulation Unit value for each Sub-Account was initially established at $10.00. It may thereafter increase or decrease from one Valuation Period to the next. Allocations to Sub-Accounts are made only as of the end of a Valuation Day.

                    VARIABLE ACCUMULATION UNITS

                    A "Variable Accumulation Unit" is a unit of measure used in the calculation of the value of each Sub-Account. The Variable Accumulation Unit value will be as determined for the Valuation Period during which a Premium Payment or request for transfer is received by Lincoln Life. The Variable Accumulation Unit value for a Sub-Account for any later Valuation Period is determined as follows:

                       1.The total value of Fund shares held in the Sub-Account
                         is calculated by multiplying the number of Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period; minus

                       2.The liabilities of the Sub-Account at the end of the
                         Valuation Period; such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that Lincoln Life determines result from the operations of the Separate Account; and

                       3.The result of (2) is divided by the number of Variable
                         Accumulation Units outstanding at the beginning of the Valuation Period.

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
                    The daily charges imposed on a Sub-Account for any Valuation Period are equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period. The amount of Monthly Deduction allocated to each Sub-Account will result in the cancellation of Variable Accumulation Units that have an aggregate value on the date of such deduction equal to the total amount by which the Sub-Account is reduced.

                    The number of Variable Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of a Variable Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Sub-Account and fees and charges under the Policy.

                    FIXED ACCOUNT AND LOAN ACCOUNT VALUE

                    The Fixed Account Value and the Loan Account Value reflect amounts allocated to Lincoln Life's general account through payment of premiums or through transfers from the Separate Account. Lincoln Life guarantees the Fixed Account Value.

                    NET ACCUMULATION VALUE

                    The "Net Accumulation Value" is the Accumulation Value less the Loan Account Value. The Net Accumulation Value represents the net value of the Policy and is the basis for calculating the Surrender Value.

FUNDS


                    Each of the Sub-Accounts of the Separate Account is invested solely in the shares of one of the Funds available under the Policies. Each of the Funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given portfolio may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables we cannot guarantee there will be any correlation between the two investments. Even though the management, strategies and objectives of the fund are similar, the investment results may vary.



                    The portfolios, their investment advisers and distributors, and the Funds within each that are available under the Policies are:


                        AIM VARIABLE INSURANCE FUNDS managed by A I M Advisors, Inc., and distributed by A I M Distributors, Inc.,
                        11 Greenway Plaza, Suite 100, Houston, TX 77046-1173;


                            AIM V.I. Capital Appreciation Fund
                            AIM V.I. Diversified Income Fund
                            AIM V.I. Growth Fund
                            AIM V.I. Value Fund



                        DELAWARE GROUP PREMIUM FUND, managed by Delaware Management Company, One Commerce Square, Philadelphia, PA 19103 and for Emerging Markets, Delaware International Advisors, Ltd., 80 Cheapside, London, England ECV2 6EE, and distributed by Delaware Distributors L.P., 1818 Market Street, Philadelphia, PA 19103



                            Emerging Markets Series -- Standard Class
                            Small Cap Value Series -- Standard Class
                            Trend Series -- Standard Class



                        DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST (formerly BT Insurance Funds Trust), managed by Bankers Trust Company, 130 Liberty Street (One Bankers Trust Plaza, New York, NY 10006 and distributed by Provident Distributors, Inc., Four Falls Corporate Center, West Conshohocken PA 19428


                            Equity 500 Index Fund.

                        FIDELITY VARIABLE INSURANCE PRODUCTS FUND, and VARIABLE INSURANCE PRODUCTS FUND II managed by Fidelity Management & Research Company and distributed by Fidelity Distributors Corporation, Inc. 82 Devonshire Street, Boston, MA 02109;


                            Equity-Income Portfolio -- Initial Class
                            Asset Manager Portfolio -- Initial Class
                            Investment Grade Bond Portfolio -- Initial Class

                        FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, managed by Templeton Investment Counsel, Inc., Broward Financial Centre, STE 2100, Fort Lauderdale FL 33394 and its Templeton and Franklin affiliates and distributed by Franklin Templeton Distributors, Inc., 777 Mariners Island Blvd. San Mateo CA 94403-7777;


                            Templeton Asset Strategy Fund -- Class 1
                            Templeton International Securities Funds -- Class 1 Templeton Growth Securities Fund -- Class 1


                        LINCOLN NATIONAL MONEY MARKET FUND, INC., managed by Lincoln Investment Management, Inc. and distributed by Lincoln Financial Advisors Corp. 350 Church Street, Hartford, CT 06103.

                            Money Market Fund


                        Lincoln Investment Management, Inc. (Lincoln Investment) has informed the funds to which it provides advisory services that it intends to merge into a newly created series of its affiliate, Delaware Management Business Trust, during the second or third quarter of 2000. Lincoln Investment does not expect the merger to result in any change in the level of advisory services that it currently provides to these funds, although there may be some changes in, and additions to, personnel. See the prospectuses for these funds for more information.


                        MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST, managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc.,
                        500 Boylston Street, Boston, MA 02116;


                            MFS Emerging Growth Series
                            MFS Total Return Series
                            MFS Utilities Series


                        OCC ACCUMULATION TRUST, managed by OpCap Advisors and distributed by OCC Distributors, 1345 Avenue of the Americas New York, NY 10105

                            Global Equity Portfolio;
                            Managed Portfolio.

                    The investment advisory fees charged the Funds by their advisers are shown listed under "Fund Expenses" in this Prospectus.

                    There follows a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

                    The investment objectives and policies of certain Trusts are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser. The investment results of the Trusts, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Trusts will be comparable to the investment results of any other fund, even if the other fund has the same investment adviser.

                    AIM V.I. CAPITAL APPRECIATION FUND Seeks growth of capital through investment in common stocks, with emphasis on medium and small-sized growth companies. The investment advisor will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long term growth in earnings and have excellent prospects for future growth.


                    AIM V.I. DIVERSIFIED INCOME FUND: Seeks to achieve a high level of current income primarily by investing in a diversified portfolio of domestic corporate debt securities, U.S. Government securities, securities issued by foreign governments, and lower quality debt securities (commonly known as "junk bonds").


                    AIM V.I. GROWTH FUND: Seeks growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum. Focus is on companies that have experienced above-average growth in earnings and have excellent prospects for future growth.


                    AIM V.I. VALUE FUND: Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by its investment advisor to be undervalued relative to the investment advisor's appraisal of current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.



                    DELAWARE EMERGING MARKETS SERIES -- STANDARD CLASS: Seeks long-term growth by investing primarily in stocks of companies located or operating in emerging or developing countries.



                    DELAWARE SMALL CAP VALUE SERIES -- STANDARD CLASS: Seeks growth by investing in stocks of small cap companies whose market values appear low relative to underlying value or future earnings and growth potential.



                    DELAWARE TREND SERIES -- STANDARD CLASS: Seeks long-term growth by investing primarily in stocks of small companies and convertible securities of emerging and other growth-oriented companies.



                    DEUTSCHE VIT EQUITY 500 FUND: Seeks to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index, before the deduction of Fund expenses.



                    FIDELITY VIP EQUITY-INCOME PORTFOLIO -- INITIAL CLASS: Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500).



                    FIDELITY VIP II ASSET MANAGER PORTFOLIO -- INITIAL CLASS:
                    Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and money market instruments.


                    FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO -- INITIAL
                    CLASS: Seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.


                    LINCOLN MONEY MARKET FUND: Seeks maximum current income consistent with the preservation of capital. The Fund invests in short-term obligations issued by U.S. corporations, the U.S. Government, and federally chartered banks and U.S. branches of foreign banks.


                    MFS EMERGING GROWTH SERIES: Seeks to provide long-term growth of capital.

                    MFS TOTAL RETURN SERIES: Seeks primarily to obtain above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS UTILITIES SERIES: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

                    OCC ACCUMULATION TRUST GLOBAL EQUITY PORTFOLIO: Seeks long-term capital appreciation through a global investment strategy primarily involving equity securities.

                    OCC ACCUMULATION TRUST MANAGED PORTFOLIO: Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessments of relative investment values.

                    TEMPLETON ASSET STRATEGY FUND -- CLASS 1: Seeks a high level of total return. Invests in stocks of companies in any nation, bonds of companies and governments of any nation, and in money market instruments including emerging markets. Assets are allocated among different investments depending upon worldwide market and economic conditions.

                    TEMPLETON GROWTH SECURITIES FUND -- CLASS 1: Seeks long-term capital growth. Invests primarily in stocks of companies in various nations throughout the world including the U.S. and emerging markets. Templeton Global Advisors Limited serves as the Fund's investment advisor.

                    TEMPLETON INTERNATIONAL SECURITIES FUND -- CLASS 1: Seeks long-term capital growth. It invests primarily in stocks of companies outside the United States, including emerging markets. Templeton Investment Counsel, Inc. serves as the Fund's investment advisor.

                    Several of the Funds may invest in non-investment grade, high-yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund Prospectuses. Please review the Fund Prospectuses carefully.

                    There is no assurance that the investment objective of any of the Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. There is investment performance risk in each of the Sub-Accounts, although the amount of such risk varies significantly among the Sub-Accounts. Owners should read each Fund's prospectus carefully and understand the risks before making or changing investment choices. Additional Funds may, from time to time, be made available as underlying investments. The right to select among Funds will be limited by the terms and conditions imposed by Lincoln Life (SEE Allocation of Net Premium Payments).

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Separate Account or if, in the judgment of Lincoln Life, further investment in such shares should cease to be appropriate in view of the purpose of the Separate Account or in view of legal, regulatory or federal income tax restrictions, Lincoln Life may substitute shares of another Fund. A substituted Fund may have higher charges than the one it replaces. There will be no substitution of securities in any Sub-Account without prior approval of the Commission.

                    VOTING RIGHTS

                    Lincoln Life will vote the shares of each Fund held in the Separate Account at special meetings of the shareholders of the particular Fund in accordance with instructions received by the Administrative Office in proper written form from persons having a voting interest in the Separate Account. Lincoln Life will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. The Funds do not hold regular meetings of shareholders.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Trust not more than sixty (60) days prior to the meeting of the particular Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

                    To determine how many votes each Policy owner is entitled to direct with respect to a Fund, first Lincoln Life will calculate the dollar amount of your account value attributable to that Fund. Second we will divide that amount by $100.00. The result is the number of votes you may direct.

                    FUND PARTICIPATION AGREEMENTS

                    Lincoln Life has entered into agreements with the various Trusts and their advisers or distributors under which Lincoln Life makes the Funds available under the Policies and performs certain administrative services. In some cases, the advisers or distributors may compensate Lincoln Life at annual rates of between .10% and .25% of assets in a particular Fund attributable to the Policies.

CHARGES AND FEES

                    Lincoln Life deducts charges in connection with the Policy to compensate it for providing the insurance benefit set forth in the Policy, administering the Policy, assuming certain risks in connection with the Policy and for incurring expenses associated with the distribution of the Policy.

                    The nature and amount of these charges are as follows:

                    DEDUCTIONS FROM PREMIUM PAYMENTS

                    We deduct a premium charge of 8% from each Premium Payment.

                    DEDUCTIONS MADE MONTHLY

                    We make various expense deductions monthly. The Monthly Deduction, including the Cost of Insurance Charge is made from the Net Accumulation Value.

                    The Monthly Deductions are deducted proportionately from the value of each underlying investment subject to the charge. For Sub-Accounts, Variable Accumulation Units are canceled and the value of the canceled Variable Accumulation Units is withdrawn in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the Monthly Anniversary Day, the Date of Issue, and the same day of each month thereafter, or if there is no such date in a given month, the first Valuation Day of the next month. If the day that would otherwise be a Monthly Anniversary Day is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.

                    If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day period ("Grace Period"), to make a payment sufficient to cover that deduction. (See "Lapse and Reinstatement").

                    If either Insured is still living when the younger Insured would have attained Age 100 and the Policy has not been surrendered, no further Monthly Deductions will be made and the Separate Account Value will be transferred to the Fixed Account. The Policy will then remain in force until surrender or the Second Death.

                    MONTHLY DEDUCTION

                    There is a flat dollar Monthly Deduction of $12.50 until the first Policy Anniversary and, currently, $5 thereafter (guaranteed not to exceed $10 after the first Policy Year). In addition there is a Monthly Deduction charge of $0.09 per $1000 of Specified Amount for the first twenty years of the Policy and for the first twenty years following an increase in Specified Amount. If the No Lapse Provision is in effect there will also be a Monthly Deduction of $0.01 per $1000 of Specified Amount. (Note: the No Lapse provision is not available in IL, MA, MD, NJ and TX.)

                    These charges compensate Lincoln Life for administrative expenses associated with Policy issue and ongoing Policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

                    COST OF INSURANCE CHARGE

                    The "Cost of Insurance" charge is the portion of the Monthly Deduction designed to compensate Lincoln Life for the anticipated cost of paying Death Benefits in excess of the Accumulation Value, not including riders, supplementary benefits or monthly expense charges.

                    The Cost of Insurance charge depends on the Age, underwriting category and gender (in accordance with state law) of both Insureds and the current "Net Amount at Risk" (Death Benefit minus the Accumulated Value). The rate on which the Monthly Deduction for the Cost of Insurance is based will generally increase as the Insureds age, although the Cost of Insurance charge could decline if the Net Amount at Risk drops relatively faster than the Cost of Insurance Rate increases.

                    The Cost of Insurance charge is determined by dividing the Death Benefit at the previous Monthly Anniversary Day by
                    1.0032737 (the monthly equivalent of an annual rate of 4%), subtracting the Accumulation Value at the previous Monthly Anniversary Day, and multiplying the result (the Net Amount at Risk) by the applicable Cost of Insurance Rate as determined by Lincoln Life. The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO, Male or Female); or, for unisex rates, on the 1980 CSO-B Table.

                    MORTALITY AND EXPENSE RISK CHARGE

                    Lincoln Life deducts a daily charge as a percentage of the assets of the Separate Account as a mortality and expense risk charge. The mortality risk assumed is that insureds may live for a shorter period than estimated, and therefore, a greater amount of death benefit will be payable. The expense risk assumed is that expenses incurred is issuing and administering the policies will be greater than estimated. The mortality and expense risk charge is currently at an annual rate of 0.80% per year, and is guaranteed not to exceed 0.90% per year.

                                 FUND EXPENSES



The purpose of the following Table is to help purchasers and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by purchasers assuming that all Net Premium Payments are allocated to the Separate Account. The table reflects expenses of the individual Funds underlying the Sub-Accounts.


                                   FEE TABLE


                                                                                                             TOTAL FUND
                                                                     TOTAL ANNUAL FUND                       OPERATING
                                                                     OPERATING EXPENSES                    EXPENSES WITH
                               MANAGEMENT                  OTHER     WITHOUT WAIVERS OR   TOTAL WAIVERS     WAIVERS AND
  FUND                           FEES(1)     12(b)1 FEE   EXPENSES       REDUCTIONS       AND REDUCTIONS   REIMBURSEMENTS
  ----                         -----------   ----------   --------   ------------------   --------------   --------------
  AIM V.I. Capital
   Appreciation Fund.........     0.62%         N/A         0.11%           0.73%               N/A             0.73%
  AIM V.I. Diversified Income
   Fund......................     0.60          N/A         0.23            0.83                N/A             0.83
  AIM V.I. Growth Fund.......     0.63          N/A         0.10            0.73                N/A             0.73
  AIM V.I. Value Fund........     0.61          N/A         0.15            0.76                N/A             0.76
  Delaware Emerging Markets
   Series -- Standard
   Class(2a).................     1.25          N/A         0.28            1.53              (0.06)            1.47
  Delaware Small Cap Value
   Series -- Standard
   Class(2b).................     0.75          N/A         0.10            0.85                N/A             0.85
  Delaware Trend Series
   Standard Class(2c)........     0.75          N/A         0.07            0.82                N/A             0.82
  Deutsche VIT Equity 500
   Index Fund(3).............     0.20          N/A         0.23            0.43              (0.13)            0.30
  Fidelity VIP Equity-Income
   Portfolio -- Initial
   Class(4)..................     0.48          N/A         0.09            0.57                N/A             0.57
  Fidelity VIP II Asset
   Manager Portfolio --
   Initial Class(4)..........     0.53          N/A         0.10            0.63                N/A             0.63
  Fidelity VIP II Investment
   Grade Bond Fund -- Initial
   Class(4)..................     0.43          N/A         0.11            0.54                N/A             0.54
  LN Money Market Fund.......     0.48          N/A         0.11            0.59                N/A             0.59
  MFS Emerging Growth
   Series(5).................     0.75          N/A         0.09(1)         0.84                N/A             0.84
  MFS Total Return
   Series(5).................     0.75          N/A         0.15(1)         0.90                N/A             0.90
  MFS Utilities Series(5)....     0.75          N/A         0.16(1)         0.91                N/A             0.91
  OCC Accum Trust Global
   Equity Portfolio..........     0.80          N/A         0.30            1.10                N/A             1.10
  OCC Accum Trust Managed
   Portfolio.................     0.77          N/A         0.06            0.83                N/A             0.83
  Templeton Asset Strategy
   Fund Class 1(6c)..........     0.60          N/A         0.18            0.78                N/A             0.78
  Templeton Growth Securities
   Fund Class 1(6a,b)........     0.83          N/A         0.05            0.88                N/A             0.88
  Templeton International
   Securities Fund Class
   1(6d).....................     0.69          N/A         0.19            0.88                N/A             0.88


------------------------------

(1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the management fees and are not charged to investors.

(2) (a) The investment advisor for the Emerging Markets Series is Delaware International Advisers Ltd. ("DIAL"). Effective May 1, 2000 through October 31, 2000, DIAL has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 1.50%. Without such an arrangement, the total annual operating expenses for the Series would have been 1.53%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1,500 million, 1.10% on assets in excess of $2,500 million; all per year.

   (b) The investment advisor for the Small Cap Value Series is Delaware Management Company ("DMC"). Effective May 1, 2000 through October 31, 2000, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million; all per year.

   (c) The investment advisor for the Trend Series is Delaware Management Company ("DMC"). Effective May 1, 2000 through October 31, 2000, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million; all per year.

(3) Under the Advisory Agreement with Bankers Trust Company (the "Advisor"), the fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.30% of average daily net assets. Without the reimbursement to the Funds for the year ended 12/31/99 total expenses would have been 0.43% for the Equity 500 Index Fund.

(4) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds', or FMR on behalf of certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. The total operating expenses, after reimbursement would have been:
    Equity-Income 0.56% (initial); Asset Manager 0.62% (initial).

(5) Each series has an expense offset arrangement which reduces the series' custodian fee based on the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangement and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had the fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:
         0.83% for Emerging Growth Series
         0.89% for Total Return Series
         0.90% for Utilities Series

(6) (a) The fund administration fee is paid indirectly through the management fee.

   (b) On 2/8/00, a merger and reorganization was approved that combined the fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. The table shows total expenses based on the fund's assets as of 12/31/99, and not the assets of the combined fund. However, if the table reflected combined assets, the fund's expenses after 5/01/00 would be estimated as: Management Fees 0.80%, Other Expenses 0.05%, and Total Fund Operating Expenses 0.85%.

   (c) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton Global Asset Allocation Fund. The shareholders of that fund approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses for the fund based on the new fund fees and the combined assets of the two funds as of 12/31/99, even though the merger and the new fees did not become effective until 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.60%, Other Expenses 0.14%, and Total Fund Operating Expenses 0.74%.

   (d) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund effective 5/01/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.65%, Other Expenses 0.20%, and Total Fund Operating Expenses 0.85%.

Other Expenses of the Trusts shown in the table are based on expenses incurred by each Trust for the year ending December 31, 1999. Future Fund expenses will vary. The table does not reflect the monthly deductions for the cost of insurance and any riders, nor does it reflect the monthly deduction of $15 during the first Policy Year, and currently, $5 thereafter for administrative expenses. The information set forth should be considered together with the information provided in this Prospectus under the heading "Charges and Fees", and in each Fund's Prospectus. All expenses are expressed as a percentage of average account value.

                    SURRENDER CHARGES

                    A generally declining Surrender Charge will apply if the Policy is totally surrendered or lapses during the first fifteen years following the Date of Issue or the first fifteen years following an increase in Specified Amount. The Surrender Charge varies by Age of the Insureds, the number of years since the Date of Issue, and Specified Amount. The charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The maximum Surrender Charge is included in each Policy and is in compliance with each state's nonforfeiture law. Examples of the Surrender Charge can be seen in Appendix 2 by subtracting "Surrender Value" from "Total Accumulation Value" on any chosen set of investment return assumptions.

                    The surrender charge under a Policy is proportional to the face amount of the Policy. Expressed as a percentage of face amount, it is higher for older than for younger issue ages. For example, assuming issue ages 80 (the oldest possible issue ages for a Policy), the first year surrender charge is $37.40 per $1000 of face amount. At issue ages 65 it is $25.10 per $1000 of face amount, at issue ages 55 it is $13.68 per $1000 of face amount, and at issue ages 25 it is $2.87 per $1000 of face amount. These calculations assume both insureds are the same age. The surrender charge cannot exceed Policy value but may equal Policy value, especially during the first two Policy Years. All surrender charges decline to zero over the 15 years following issuance of the Policy. See, for example, the illustrations in Appendix 2 for issue ages 55 and 65.

                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new Policy whose Specified Amount was equal to the amount of the increase. Supplemental Policy Specifications will be sent to the Owner upon an increase in Specified Amount reflecting the maximum additional Surrender Charge in the Table of Surrender Charges. The minimum allowable increase in Specified Amount is $1,000. Lincoln Life may change this at any time.

                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of $25 (not to exceed 2% of the amount surrendered) is imposed, allocated pro-rata among the Sub-Accounts from which the partial surrender proceeds are taken.

                    Any surrenders, full or partial, may result in tax implications. SEE TAX ISSUES

                    Based on its actuarial determination, Lincoln Life does not anticipate that the Surrender Charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which Lincoln Life will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from the general account of Lincoln Life, which supports insurance and annuity obligations.

                    TRANSACTION FEE FOR EXCESS TRANSFERS

                    Lincoln Life reserves the right to impose a charge for each transfer request in excess of 12 in any Policy Year. A single transfer request, either in writing or by telephone, may consist of multiple transactions.

DEATH BENEFITS

                    The Death Benefit Proceeds is the amount payable to the Beneficiary upon the Second Death (the death of the second of the two Insureds to die), in accordance with the Death Benefit Option elected. Loans (if any) and overdue deductions are deducted from the Death Benefit Proceeds prior to payment.

                    The applicant must select the Specified Amount of the Death Benefit, which may not be less than $250,000 and the Death Benefit Option. The two Death Benefit Options are described below. The applicant must consider a number of factors in selecting the Specified Amount, including the amount of proceeds required on the Second Death and the Owner's ability to make Premium Payments. In evaluating this decision, the applicant should consider that the greater the Net Amount at Risk, the greater the monthly deductions for the Cost of Insurance.

                    DEATH BENEFIT OPTIONS

                    Two different Death Benefit Options are available under the Policy. The Death Benefit Proceeds payable under the Policy is the greater of (a) the Corridor Death Benefit or (b) the amount determined under the Death Benefit Option in effect on the date of the Second Death, less (in each case) any indebtedness under the Policy. In the case of Death Benefit Option 1, the Specified Amount is reduced by the amount of any partial surrender. The "Corridor Death Benefit" is the applicable percentage (the "Corridor Percentage") of the Accumulation Value (rather than by reference to the Specified Amount) required to maintain the Policy as a "life insurance contract" for Federal income tax purposes. The Corridor Percentage is 250% through the time the younger Insured reaches or would have reached Age 40 and decreases in accordance with the table in Appendix I of this Prospectus to 100% when the younger Insured reaches or would have reached Age 95.

                    Death Benefit Option 1 provides Death Benefit Proceeds equal to the Specified Amount (a minimum of $250,000). If Option 1 is selected, the Policy pays level Death Benefit Proceeds until the Minimum Death Benefit exceeds the Specified Amount. (See "Death Benefits," "Federal Income Tax Definition of Life Insurance").

                    Death Benefit Option 2 provides Death Benefit Proceeds equal to the sum of the Specified Amount plus the Accumulation Value as of the date of the Second Death. If Option 2 is selected, the Death Benefit Proceeds increase or decrease over time, depending on the amount of premium paid and the investment performance of the underlying Sub-Accounts.

                    If for any reason the applicant fails to affirmatively elect a particular Death Benefit Option, Death Benefit Option 1 shall apply until changed as provided below. The ability of the Owner to support the Policy is an important factor in selecting between the Death Benefit Options, because the greater the Net Amount at Risk at any time, the more that will be deducted from the value of the Policy to pay the Cost of Insurance.

                    Owners who prefer insurance coverage that generally does not vary in amount and generally has lower Cost of Insurance Charges should elect Option 1. Owners who prefer to have favorable investment experience reflected in increased insurance coverage should select Option 2. Under Option 1, any Surrender Value at the time of the Second Death will revert to Lincoln Life.

                    CHANGES IN DEATH BENEFIT OPTIONS AND SPECIFIED AMOUNT

                    All requests for changes between Death Benefit Options and changes in the Specified Amount must be submitted in proper written form to the Administrative Office. The minimum amount of increase in Specified Amount currently permitted is $1,000. If requested, a supplemental application and evidence of insurability must also be submitted to Lincoln Life.

                    In a change from Death Benefit Option 1 to Death Benefit Option 2, the Specified Amount shall be reduced so it thereafter equals (a) the amount payable under the Death Benefit Option in effect immediately before the change, minus (b) the Accumulation Value immediately before the change. In a change from Death Benefit Option 2 to Death Benefit Option 1, the Specified Amount shall be increased so that it thereafter equals the amount payable under the Death Benefit Option in effect immediately before the change.

                    Any reductions in Specified Amount will be made against the initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to the Policy.

                    Lincoln Life may at its discretion decline any request for a change between Death Benefit Options or increase in the Specified Amount. Lincoln Life may at its discretion decline any request for change of the Death Benefit Option or reduction of the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of Federal income tax law.

                    Any change is effective on the first Monthly Anniversary Day on or after the date of approval of the request by Lincoln Life, unless the Monthly Deduction Amount would increase as a result of the change. In that case, the change is effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to or greater than the Monthly Deduction Amount, as increased.

                    FEDERAL INCOME TAX DEFINITION OF LIFE INSURANCE

                    The amount of the Death Benefit must satisfy certain requirements under the Code if the policy is to qualify as insurance for federal income tax purposes. The amount of the Death Benefit Proceeds required to be paid under the Code to maintain the Policy as life insurance under each of the Death Benefit Options is equal to the product of the Accumulation Value and the applicable Corridor Percentage. A table of Corridor Percentages is in Appendix I.

NOTICE OF DEATH OF INSUREDS

                    Due Proof of Death must be furnished to Lincoln Life at the Administrative Office as soon as reasonably practicable after the death of each Insured. "Due Proof of Death" must be in proper written form and includes a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof of death satisfactory to Lincoln Life.

PAYMENT OF DEATH BENEFIT PROCEEDS

                    The Death Benefit Proceeds under the Policy will ordinarily be paid within seven days, if in a lump sum, or in accordance with any Settlement Option selected by the Owner or the Beneficiary after receipt at the Administrative Office of Due Proof of Death of both Insureds. SEE SETTLEMENT OPTIONS. The amount of the Death Benefit Proceeds under

                    Option 2 will be determined as of the date of the Second Death. Payment of the Death Benefit Proceeds may be delayed if the Policy is contested or if Separate Account values cannot be determined.

                    SETTLEMENT OPTIONS

                    There are several ways in which the Beneficiary may receive the Death Benefit Proceeds, or in which the Owner may choose to receive payments upon surrender of the Policy.

                    The Owner may elect a Settlement Option before the Second Death; after the Second Death, if the Owner has not irrevocably selected a Settlement Option, the Beneficiary may elect one of the Settlement Options. If no Settlement Option is selected, the Death Benefit Proceeds will be paid in a lump sum.

                    If the Policy is assigned as collateral security, Lincoln Life will pay any amount due the assignee in one lump sum. Any remaining Death Benefit Proceeds will be paid as elected.

                    A request to elect, change, or revoke a Settlement Option must be received in proper written form by the Administrative Office before payment of the lump sum or under any Settlement Option. The first payment under the Settlement Option selected will become payable on the date proceeds are settled under the option. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the Settlement Option may be changed.

                    There are at least four Settlement Options:

                        The first Settlement Option is an annuity for the lifetime of the payee.

                        The second Settlement Option is an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months.

                        Under the third Settlement Option, Lincoln Life makes monthly payments for a stated number of years, at least five but no more than thirty.

                        The fourth Settlement Option, provides that Lincoln Life pays interest annually on the sum left with Lincoln Life at a rate of at least 3% per year, and pays the amount on deposit on the payee's death.

                    Any other Settlement Option offered by Lincoln Life at the time of election may also be selected.

POLICY LIQUIDITY

                    The Policy provides only limited liquidity. Subject to certain limitations, however, the Owner may borrow against the Surrender Value of the Policy, may make a partial surrender of some of the Surrender Value of the Policy and may fully surrender the Policy for its Surrender Value.

                    POLICY LOANS

                    The Owner may at any time contract for Policy Loans up to an aggregate amount not to exceed 90% of the Surrender Value at the time a Policy Loan is made. It is a condition to securing a Policy Loan that the Owner execute a loan agreement and that the Policy be assigned to Lincoln Life free of any other assignments. The Loan Account is the account in which Policy indebtedness (outstanding Loans and interest) accrues once it

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
                    is transferred out of the Fixed Account or Sub-Accounts. Interest on Policy Loans accrues at an annual rate of 8%, and loan interest is payable to Lincoln Life (for its account) once a year in arrears on each Policy Anniversary, or earlier upon full surrender or other payment of proceeds of a Policy.

                    The amount of a loan, plus any accrued but unpaid interest, is added to the outstanding Policy Loan balance. Unless paid in advance, any loan interest due will be transferred from the values in the Fixed Account and each Sub-Account, and treated as an additional Policy Loan, and added to the Loan Account Value.

                    During the first ten Policy Years, Lincoln Life's current practice is to credit interest to the Loan Account Value at an annual rate equal to the interest rate charged on the loan minus 1% (guaranteed not to exceed 2%). Beginning with the eleventh Policy Year, Lincoln Life's current practice is to credit interest at an annual rate equal to the interest rate charged on the loan, less 0% annually (guaranteed not to exceed 1%). In no case will the annual credited interest rate be less than 6% in each of the first ten Policy Years and 7% thereafter.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts, transfers from each for loans and loan interest will be made in proportion to the assets in each Sub-Account at that time, unless Lincoln Life is instructed otherwise in proper written form at the Administrative Office. Repayments on the loan and interest credited on the Loan Account Value will be allocated according to the most recent Premium Payment allocation at the time of the repayment.

                    A Policy Loan, whether or not repaid, affects the proceeds payable upon the Second Death and the Accumulation Value. The longer a Policy Loan is outstanding, the greater the effect is likely to be. While an outstanding Policy Loan reduces the amount of assets invested, depending on the investment results of the Sub-Accounts, the effect could be favorable or unfavorable.

                    If at any time the total indebtedness against the Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate without value subject to the conditions in the Grace Period Provision, unless the No Lapse Provision is in effect. (See "Lapse and Reinstatement.")

                    If a Policy lapses while a loan is outstanding, adverse tax consequences may result.

                    PARTIAL SURRENDER

                    You may make a partial surrender at any time before the Second Death by request to the Administrative Office in proper written form or by telephone, if telephone transactions have been authorized by the Owner. A $25 transaction fee is charged for each partial surrender. Total partial surrenders may not exceed 90% of the Surrender Value of the Policy. Each partial surrender may not be less than $500. Partial surrenders are subject to other limitations as described below.

                    Partial surrenders may reduce the Specified Amount and, in each case, reduce the Death Benefit Proceeds. To the extent that a requested partial surrender would cause the Specified Amount to be less than $250,000, the partial surrender will not be permitted by Lincoln Life. In addition, if following a partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the surrender may be limited to the extent necessary to meet the federal tax law requirements.

                    The effect of partial surrenders on the Death Benefit Proceeds depends on the Death Benefit Option elected under the Policy. If Death Benefit Option 1 has been elected, a partial surrender would reduce the Accumulation Value and the Specified Amount. The reduction in the Specified Amount, which would reduce any past increases on a last in, first out basis, reduces the amount of the Death Benefit Proceeds.

                    If Death Benefit Option 2 has been elected, a partial surrender would reduce the Accumulation Value, but would not reduce the Specified Amount. The reduction in the Accumulation Value reduces the amount of the Death Benefit Proceeds.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts, surrenders from each will be made in proportion to the assets in each Sub-Account at the time of the surrender, unless Lincoln Life is instructed otherwise in proper written form at the Administrative Office. Lincoln Life may at its discretion decline any request for a partial surrender.

                    SURRENDER OF THE POLICY

                    You may surrender the Policy at any time. On surrender of the Policy, Lincoln Life will pay you, or assignee, the Surrender Value next computed after receipt of the request in proper written form at the Administrative Office. All coverage under the Policy will automatically terminate if the Owner makes a full surrender.

                    SURRENDER VALUE

                    The "Surrender Value" of a Policy is the amount the Owner can receive in a lump sum by surrendering the Policy. The Surrender Value is the Net Accumulation Value less the Surrender Charge (See "Charges and Fees"). All or part of the Surrender Value may be applied to one or more of the Settlement Options. Surrender Values are illustrated in Appendix 2.

                    DEFERRAL OF PAYMENT AND TRANSFERS

                    Payment of loans or of the Surrender Value from any Sub-Accounts will be made within 7 days. Payment or transfer from the Fixed Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the Fixed Account, interest will accrue and be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment.

ASSIGNMENT; CHANGE OF OWNERSHIP

                    While either Insured is living, the Owner may assign the Owner's rights in the Policy, including the right to change the beneficiary designation. The assignment must be in proper written form, signed by the Owner and recorded at the Administrative Office. No assignment will affect, or prejudice Lincoln Life as to, any payment made or action taken by Lincoln Life before it was recorded. Lincoln Life is not responsible for any assignment not submitted for recording, nor is Lincoln Life responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after recordation of any assignment.

                    Once recorded, the assignment remains effective until released by the assignee in proper written form. So long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in proper written form.

                    So long as either Insured is living, the Owner may name a new Owner by recording a change in ownership in proper written form at the Administrative Office. On recordation, the change will be effective as of the date of execution of the document of transfer or, if there is no such date, the date of recordation. No such change of ownership will affect, or prejudice Lincoln Life as to, any payment made or action taken by Lincoln Life before it was recorded. Lincoln Life may require that the Policy be submitted to it for endorsement before making a change.

LAPSE AND REINSTATEMENT

                    LAPSE OF A POLICY

                    Except as provided by the No Lapse Provision, if at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, the Policy is subject to lapse and automatic termination of all coverage under the Policy. The Net Accumulation Value may be insufficient (1) because it has been exhausted by earlier deductions, (2) due to poor investment performance, (3) due to partial surrenders,
                    (4) due to indebtedness for Policy Loans, or (5) because of some combination of the foregoing factors.

                    If Lincoln Life has not received a Premium Payment or payment of indebtedness on Policy Loans necessary so that the Net Accumulation Value is sufficient to pay the Monthly Deduction Amount on a Monthly Anniversary Day, Lincoln Life will send a written notice to the Owner and any assignee of record. The notice will state the amount of the Premium Payment or payment of indebtedness on Policy Loans necessary such that the Net Accumulation Value is at least equal to two times the Monthly Deduction Amount. If the minimum required amount set forth in the notice is not paid to Lincoln Life on or before the day that is the later of
                    (a) 31 days after the date of mailing of the notice, and
                    (b) 61 days after the date of the Monthly Anniversary Day with respect to which such notice was sent (together, the "Grace Period"), then the policy shall terminate and all coverage under the policy shall lapse without value. If the Second Death occurs during the Grace Period, Death Benefit Proceeds will be paid, but will be reduced, in addition to any other reductions, by any unpaid Monthly Deductions. If the Second Death occurs after the Policy has lapsed, no Death Benefit Proceeds will be paid.

                    NO LAPSE PROVISION

                    (Note: the No Lapse provision is not available in IL, MA, MD, NJ and TX.)

                    The applicant may elect the No Lapse Provision at issue of the Policy. If this provision is elected and if at each Monthly Anniversary Day the sum of all Premium Payments less any policy loans (including any accrued loan interest) and partial surrenders is at least equal to the sum of the No Lapse Premiums (the cumulative premium required to have been paid by each Monthly Anniversary Day, as indicated in the Policy Specifications) due since the Date of Issue of the Policy, the Policy will not lapse. A Grace Period will be allotted after each Monthly Anniversary Day on which insufficient premiums have been paid (see preceding paragraph). The payment of sufficient additional premiums during the Grace Period will keep the No Lapse Provision in force.

                    The No Lapse Provision will be terminated if you fail to meet the premium requirements, if there is an increase in Specified Amount or if you change the Death Benefit Option. Once the No Lapse Provision terminates, it cannot be reinstated.

                    REINSTATEMENT OF A LAPSED POLICY

                    After the Policy has lapsed due to the failure to make a necessary payment before the end of an applicable Grace Period, and assuming the No-Lapse Provision does not apply, it may be reinstated provided (a) it has not been surrendered, (b) there is an application for reinstatement in proper written form, (c) evidence of insurability of both insureds is furnished to Lincoln Life and it agrees to accept the risk, (d) Lincoln Life receives a payment sufficient to keep the Policy in force for at least two months, and (e) any accrued loan interest is paid. The effective date of the reinstated Policy shall be the Monthly Anniversary Day after the date on which Lincoln Life approves the application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which the Policy lapsed.

                    If the Policy is reinstated, such reinstatement is effective on the Monthly Anniversary Day following Lincoln Life approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due.

                    If the Surrender Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

COMMUNICATIONS WITH LINCOLN LIFE

                    PROPER WRITTEN FORM

                    Whenever this Prospectus refers to a communication "in proper written form," it means in writing, in form and substance reasonably satisfactory to Lincoln Life, received at the Administrative Office.

                    TELEPHONE TRANSACTION PRIVILEGES

                    Telephone transactions are permitted only if authorized in proper written form by the applicant or Owner. To effect a permitted telephone transaction, the Owner or his or her authorized representative must call the Administrative Office and provide, as identification, his or her policy number, a requested portion of his or her Social Security number, and such other information as Lincoln Life may require to authenticate the authority of the caller. If permitted and adequately authenticated, a customer service representative will accept the telephone transaction request. Lincoln Life disclaims all liability for losses resulting from unauthorized or fraudulent telephone transactions, but acknowledges that if it does not follow these procedures, which it believes to be reasonable, it may be liable for such losses.

OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only when both Insureds are at least Age 18 but are less than Age 80.

                    DATE OF COVERAGE

                    The date of coverage will be the Date of Issue, provided both Insureds are alive and prior to any change in the health and insurability of the Insureds as represented in the application.

                    RIGHT TO EXCHANGE THE POLICY

                    The Owner may, within the first two Policy Years, exchange the Policy for a permanent life insurance policy then being offered by Lincoln Life. The benefits for the new policy will not vary with the investment experience of the Separate Account. The exchange must be elected within 24 months from the Date of Issue. No evidence of insurability will be required.

                    The Owner, the Insureds and the Beneficiary under the new policy will be the same as those under the exchanged Policy on the date of the exchange. The Accumulation Value under the new Policy will be equal to the Accumulation Value under the old Policy on the date the exchange request is received. The new policy will have a Death Benefit on the exchange date not more than the Death Benefit of the original Policy immediately prior to the exchange date. If the Accumulation Value is insufficient to support the Death Benefit, the Owner will be required to make additional Premium Payments in order to effect the exchange. The new Policy will have a Date of Issue and issue Ages as of the date of exchange. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.

                    The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Owner, Lincoln Life will pay the excess to the Owner in cash. The exchange may be subject to federal income tax withholding.

                    If at any time while both Insureds are alive, a change in the Internal Revenue Code would result in a less favorable tax treatment of the Insurance provided under the policy or if the Insureds are legally divorced while the policy is in force, the Owner may exchange the policy for separate single life policies on each of the Insureds subject to the following conditions: (a) evidence of insurability satisfactory to Lincoln Life is furnished, (b) the amount of insurance of each new Policy is not larger than one half of the amount of insurance then in force under the policy, (c) the premium for each new policy is determined according to Lincoln Life's rates then in effect for that policy based on each Insured's then attained age and sex, and (d) any other requirements as determined by Lincoln Life are met. The new policy will not take effect until the date all such requirements are met.

                    INCONTESTABILITY

                    Lincoln Life will not contest payment of the Death Benefit Proceeds based on the initial Specified Amount after the Policy has been in force for two years from the Date of Issue so long as both Insureds were alive during those two years. For any increase in Specified Amount requiring evidence of insurability, Lincoln Life will not contest payment of the Death Benefit Proceeds based on such an increase after it has been in force for two years from its effective date so long as both Insureds were alive during those two years.

                    MISSTATEMENT OF AGE OR GENDER

                    If the Age or gender of either of the Insureds has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3. where:

                       1. is the Net Amount at Risk at the time of the Second Death;

                       2. is the ratio of the monthly Cost of Insurance applied
                          in the Policy month of death to the monthly Cost of Insurance that should have been applied at the true Age and gender in the Policy month of death; and

                       3. is the Accumulation Value at the time of the Second Death.

                    SUICIDE

                    If the Second Death is by suicide, while sane or insane, within two years from the Date of Issue, Lincoln Life will upon the Second Death pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Second Death is by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, Lincoln Life will upon the Second Death pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of Lincoln Life.

                    RIDERS


                    The No-Lapse provision, discussed under "Lapse and Reinstatement," is available for an additional charge under the Policy. However, it must be elected with the original Policy application; it cannot be elected subsequently; and once lost, cannot be reinstated. Other riders may be offered and we may charge for them.


TAX ISSUES

                    INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

                    TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL


                    TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.

                    INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                    RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

                    NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

                    TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

                    If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.


                    TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.


                    POLICIES WHICH ARE MECS


                    CHARACTERIZATION OF A POLICY AS A MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.


                    TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

                    PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age
                    59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

                    SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

                    POLICIES WHICH ARE NOT MECS


                    TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.


                    CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

                    TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in the your income.

                    LAST SURVIVOR CONTRACT

                    Although we believe that the policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your premium (with earnings) and impose higher cost of insurance charges in the future.

                    Due to the coverage of more than one insured under the policy, there are special considerations in applying the 7-pay test. For example, a reduction in the death benefit at any time, such as may occur upon a partial surrender, may cause the policy to be a MEC. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of policies covering more than one insured.

                    OTHER CONSIDERATIONS

                    INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges under the policy, which ends at age 100, we believe the policy will continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

                    COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

                    DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

                    FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

                    CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

                    TAX STATUS OF LINCOLN LIFE


                    Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


FAIR VALUE OF THE POLICY

                    It is sometimes necessary for tax and other reasons to determine the "fair value" of the Policy. The fair value of the Policy is measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value, although the amount of the Net Accumulation Value will typically be important in valuing the Policy for this purpose. For some but not all purposes, the fair value of the Policy may be the Surrender Value of the Policy. The fair value of the Policy may be impacted by developments other than the performance of the underlying investments. For example, without regard to any other factor, it increases as the Insureds grow older. Moreover, on the death of the first of the Insureds to die, it tends to increase significantly. The Owner should consult with his or her advisors for guidance as to the appropriate methodology for determining the fair value of the Policy for a particular purpose.

DIRECTORS AND OFFICERS OF LINCOLN LIFE

                    The following persons are Directors and Officers of Lincoln Life. Except as indicated below, the address of each is 1300 South Clinton Street, Fort Wayne, Indiana 46802 and each has been employed by Lincoln Life or its affiliates for more than five years.

                              NAME, ADDRESS AND POSITION(S)
                                     WITH REGISTRANT*             PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            ----------------------------------  ------------------------------------------
                            NANCY J. ALFORD                     Vice President [4/96-present], formerly;
                            VICE PRESIDENT                      Second Vice President [1/90-4/96], The
                                                                Lincoln National Life Insurance Company.
                            ROLAND C. BAKER                     Vice President [1/95-present] The Lincoln
                            VICE PRESIDENT                      National Life Insurance Co., President and
                            1801 S. Meyers Rd.                  Director, First Penn Pacific Life
                            Oakbrook Terrace, IL 60181          Insurance Company.
                            JON A. BOSCIA                       President, Chief Executive Officer and
                            PRESIDENT AND DIRECTOR              Director, Lincoln National Corporation
                            1500 Market Street, Suite 3900      [1/98-present], Formerly: President, Chief
                            Philadelphia, PA 19102              Executive Officer and Director
                                                                [10/96-1/98] and President and Chief
                                                                Operating Officer [5/94-10/96], The
                                                                Lincoln National Life Insurance Company.
                            JOHN H. GOTTA                       Chief Executive Officer of Life Insurance,
                            CHIEF EXECUTIVE OFFICER OF LIFE     Senior Vice President and Assistant
                            INSURANCE, SENIOR VICE PRESIDENT    Secretary [12/99-present] The Lincoln
                            AND ASSISTANT SECRETARY             National Life Insurance Company. Formerly:
                            350 Church Street                   Senior Vice President and Assistant
                            Hartford, CT 06103                  Secretary [4/98-12/99]; Senior Vice
                                                                President [2/98-4/98]; Vice President and
                                                                General Manager [1/98-2/98] The Lincoln
                                                                National Life Insurance Co. Formerly:
                                                                Senior Vice President, Connecticut General
                                                                Life Insurance Company [3/96-12/97]; Vice
                                                                President, Connecticut (Massachusetts
                                                                Mutual) Mutual Life Insurance Company
                                                                [8/94-3/96].
                            J. MICHAEL HEMP                     President and Director [7/97-present],
                            SENIOR VICE PRESIDENT               Lincoln Financial Advisors Inc.; Senior
                            350 Church Street                   Vice President [formerly Vice President]
                            Hartford, CT 06103                  [10/95-present], The Lincoln National Life
                                                                Insurance Company.
                            STEPHEN H. LEWIS                    Interim Chief Executive Officer of
                            INTERIM CHIEF EXECUTIVE OFFICER OF  Annuities and Senior Vice President,
                            ANNUITIES AND SENIOR VICE           [12/99-present]. Formerly: Senior Vice
                            PRESIDENT                           President, [5/94-12/99] The Lincoln
                                                                National Life Insurance Company.
                            H. THOMAS MCMEEKIN                  President and Director 5/94-present,
                            DIRECTOR                            Lincoln Investment Management, Inc.
                            One Commerce Square
                            2005 Market Street
                            Philadelphia, PA 19103
                            GARY W. PARKER                      Senior Vice President [4/00-present], Vice
                            SENIOR VICE PRESIDENT               President, Product Management, [7/98-3/00]
                            350 Church Street                   The Lincoln National Life Insurance
                            Hartford, CT 06103                  Company. Formerly: Senior Vice President,
                                                                Life Products [10/97-6/98]; Vice
                                                                President, Marketing Services [9/89-10/97]
                                                                Life of Virginia.
                            LAWRENCE T. ROWLAND                 Executive Vice President [10/96-present]
                            EXECUTIVE VICE PRESIDENT AND        Formerly: Senior Vice President
                            DIRECTOR                            [1/93-10/96], The Lincoln National Life
                            One Reinsurance Place               Insurance Company. Chairman, Chief
                            1700 Magnavox Way                   Executive Officer, President and Director
                            Fort Wayne, IN 46802                [10/96-present], Formerly: Senior Vice
                                                                President [10/95-10/96].

                              NAME, ADDRESS AND POSITION(S)
                                     WITH REGISTRANT*             PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            ----------------------------------  ------------------------------------------
                            KEITH J. RYAN                       Vice President, Controller and Chief
                            VICE PRESIDENT, CONTROLLER AND      Accounting Officer [1/96-present] The
                            CHIEF ACCOUNTING OFFICER            Lincoln National Life Insurance Company.
                            TODD R. STEPHENSON                  Senior Vice President, Chief Financial
                            SENIOR VICE PRESIDENT, CHIEF        Officer and Assistant Treasurer
                            FINANCIAL OFFICER AND ASSISTANT     [3/99-present] The Lincoln National Life
                            TREASURER                           Insurance Company. Formerly: Senior Vice
                                                                President and Chief Operating Officer
                                                                [1/98-3/99] Lincoln Life & Annuity
                                                                Distributors, Inc.; Senior Vice President
                                                                and Chief Operating Officer [1/98-3/99]
                                                                Lincoln Financial Advisors Corp.; Senior
                                                                Vice President, Treasurer, Chief Financial
                                                                Officer and Director, American States
                                                                Insurance Co. [2/95-12/97].
                            RICHARD C. VAUGHAN                  Executive Vice President and Chief
                            DIRECTOR                            Financial Officer, The Lincoln National
                            Centre Square                       Life Insurance Company [1/95-present].
                            West Tower
                            1500 Market Street
                            Suite 3900
                            Philadelphia, PA 19102
                            MICHAEL R. WALKER                   Senior Vice President [1/98-present], Vice
                            SENIOR VICE PRESIDENT               President [1/96-1/98] The Lincoln National
                            350 Church Street                   Life Insurance Company. Formerly: Vice
                            Hartford, CT 06103                  President [3/93-1/96] Employers Health
                                                                Insurance Co.
                            ROY V. WASHINGTON                   Vice President [7/96-present] formerly,
                            VICE PRESIDENT                      Associate Counsel [2/95-7/96] The Lincoln
                                                                National Life Insurance Company.



DISTRIBUTION OF POLICIES


                    Lincoln Life intends to offer the Policy in all jurisdictions where it is licensed to do business. Lincoln Life, also the principal underwriter for the Policies, is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Indiana 46802.

                    The Policy may be sold by individuals, who in addition to being appointed as life insurance agents for Lincoln Life, are also registered representatives of Lincoln Financials Advisors Corp., a registered broker-dealer affiliated with Lincoln Life, or other broker-dealers. These representatives ordinarily receive commission and service fees up to 60% of the first year premium, plus up to 5% of all other premiums paid. The selling office receives additional compensation on the first year premium and all additional premiums. In some situations, the selling office may elect to share its commission with the registered representative. Selling representatives are also eligible for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from Lincoln Life's resources, which include sales charges made under this Policy.

CHANGES OF INVESTMENT POLICY

                    Lincoln Life may materially change the investment policy of the Separate Account. Lincoln Life must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which shall disapprove it if deemed detrimental to the interests of the Owners or if it renders Lincoln

                    Life's operations hazardous to the public. If an Owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by Lincoln Life on the life of the Insureds. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. Lincoln Life will not require evidence of insurability for this conversion.

                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.

OTHER CONTRACTS ISSUED BY LINCOLN LIFE

                    Lincoln Life from time to time offers other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of Lincoln Life.

STATE REGULATION

                    Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of Lincoln Life for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine Lincoln Life's contract liabilities and reserves so that the Insurance Department may certify the items are correct. Lincoln Life's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the Indiana Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    A blanket bond with a per event limit of $25 million and an annual policy aggregate limit of $50 million covers all of the officers and employees of the Company.

REPORTS TO OWNERS

                    Lincoln Life maintains Policy records and will mail to each Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in each Sub-Account and any Loan Account Value.

                    Owners will also be sent annual reports containing financial statements for the Separate Account and annual and semi-annual reports of the Funds as required by the 1940 Act.

                    In addition, Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in Death Benefit Option, transfers among Sub-Accounts, Premium Payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

                    We are also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect our financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the Policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                    We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisement. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

LEGAL PROCEEDINGS

                    Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.

                    Lincoln Life is presently defending several lawsuits in which Plaintiffs seek to represent national classes of policyholders in connection with alleged fraud, breach of contract and other claims relating to the sale of interest-sensitive universal and participating whole life insurance policies. As of the date of this prospectus, the courts have not certified a class in any of the suits. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substantial, the cases are in the preliminary stages of litigation, and it is premature to make assessments about potential loss, if any. Management is defending these suits vigorously. The amount of liability, if any, which may ultimately arise as a result of these suits cannot be reasonably determined at this time.

EXPERTS

                    The financial statements of the Separate Account and the statutory-basis financial statements of Lincoln Life appearing in this prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports which also appear elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

                    Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA as stated in the Opinion filed as an Exhibit to the Registration Statement.

                    Legal matters in connection with the Policies described herein are being passed upon by Robert A. Picarello, Esq., as stated in the Opinion filed as an Exhibit to the Registration Statement.

REGISTRATION STATEMENT

                    A Registration Statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Separate Account, Lincoln Life, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

APPENDIX 1

                    CORRIDOR PERCENTAGES

ATTAINED AGE OF THE YOUNGER
INSURED (NEAREST BIRTHDAY)        CORRIDOR PERCENTAGE
---------------------------       -------------------
           0-40                           250%
            41                            243
            42                            236
            43                            229
            44                            222
            45                            215
            46                            209
            47                            203
            48                            197
            49                            191
            50                            185
            51                            178
            52                            171
            53                            164
            54                            157
            55                            150
            56                            146
            57                            142
            58                            138
            59                            134
            60                            130
            61                            128
            62                            126
            63                            124
            64                            122
            65                            120
            66                            119
            67                            118
            68                            117
            69                            116
            70                            115
            71                            113
            72                            111
            73                            109
            74                            107
           75-90                          105
            91                            104
            92                            103
            93                            102
            94                            101
           95-99                          100

APPENDIX 2

                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFIT PROCEEDS

                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations show how Accumulation Values, Surrender Values and Death Benefit Proceeds under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefit Proceeds may be different. The illustrations also assume there are no Policy Loans or Partial Surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option, and that the No-Lapse Provision is not selected.

                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit Proceeds as of each Policy Anniversary reflect the fact that charges are made and expenses applied which lower investment return on the assets held in the Sub-Accounts. Daily charges are made against the assets of the Sub-Accounts for assuming mortality and expense risks. The current mortality and expense risk charges are equivalent to an annual effective rate of 0.80% of the daily net asset value of the Separate Account. The mortality and expense risk charge is guaranteed never to exceed an annual effective rate of 0.90% of the daily net asset value of the Separate Account. In addition, the amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.80% of the daily net asset value of the Separate Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 1999.


                    Considering charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at annual rates of -1.59%, 4.37% and 10.32% on a current basis, -1.69%, 4.26%
                    and 10.21% on a guaranteed basis.


                    The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as preferred and standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefit Proceeds than those illustrated.

                    The illustrations also reflect the fact that the Company deducts a premium load of 8.0% from each Premium Payment.

                    The Surrender Values shown in the illustrations reflect the fact that the Company will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first fifteen Policy Years. Surrender Charges reflect, in part, age and Specified Amount, and are shown in the illustrations.

                    In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is a flat dollar charge of $12.50 per month in the first year. Current values reflect a current flat dollar monthly administrative expense charge of $5 (and guaranteed values, $10) in subsequent Policy Years. The charge also includes $0.09 per $1,000 of Specified Amount during the first twenty Policy Years.

                    Upon request, the Company will furnish a comparable illustration based on the proposed insureds' ages, gender classification, smoking classification, risk classification and premium payment requested.

                                  MALE AGE 55/FEMALE AGE 55 NONSMOKER
                                  STANDARD -- $13,733 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS

                        PREMIUMS
                        ACCUMULATED                                                                           SURRENDER VALUE
  END OF                   AT              DEATH BENEFIT PROCEEDS            TOTAL ACCUMULATION VALUE        ANNUAL INVESTMENT
  POLICY                5% INTEREST      ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF          RETURN OF
   YEAR                 PER YEAR      GROSS 0%    GROSS 6%    GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%
         --               -------     ---------   ---------   ---------   -------    -------    ---------   -------    -------

          1                14,420     1,000,000   1,000,000   1,000,000    11,130     11,840      12,550          0          0
          2                29,560     1,000,000   1,000,000   1,000,000    21,939     24,047      26,240      8,673     10,780
          3                45,458     1,000,000   1,000,000   1,000,000    32,375     36,577      41,125     19,621     23,823
          4                62,150     1,000,000   1,000,000   1,000,000    42,413     49,415      57,301     30,207     37,209
          5                79,678     1,000,000   1,000,000   1,000,000    52,029     62,544      74,867     40,301     50,816

          6                98,081     1,000,000   1,000,000   1,000,000    61,188     75,936      93,933     50,076     64,823
          7               117,405     1,000,000   1,000,000   1,000,000    69,846     89,552     114,605     59,968     79,675
          8               137,695     1,000,000   1,000,000   1,000,000    77,940    103,338     136,992     69,297     94,695
          9               158,999     1,000,000   1,000,000   1,000,000    85,386    117,214     161,197     77,978    109,806
         10               181,369     1,000,000   1,000,000   1,000,000    92,090    131,089     187,331     85,917    124,916

         11               204,857     1,000,000   1,000,000   1,000,000    97,950    144,864     215,525     93,011    139,926
         12               229,519     1,000,000   1,000,000   1,000,000   102,861    158,437     245,935     99,157    154,733
         13               255,415     1,000,000   1,000,000   1,000,000   106,717    171,702     278,752    104,247    169,233
         14               282,605     1,000,000   1,000,000   1,000,000   109,414    184,559     314,214    108,179    183,324
         15               311,155     1,000,000   1,000,000   1,000,000   110,809    196,869     352,582    110,809    196,869

         20               476,799     1,000,000   1,000,000   1,000,000    88,056    240,688     599,423     88,056    240,688
         25               688,208             0   1,000,000   1,062,815         0    214,564    1,012,205         0    214,564
         30               958,025             0           0   1,785,419         0          0    1,700,399         0          0



  END OF
  POLICY                           SURRENDER
   YEAR                GROSS 12%   CHARGE
         --            ---------    ------
          1                   0     13,676
          2              12,974     13,266
          3              28,372     12,753
          4              45,094     12,206
          5              63,140     11,728
          6              82,821     11,112
          7             104,728      9,877
          8             128,349      8,643
          9             153,789      7,408
         10             181,158      6,173
         11             210,586      4,939
         12             242,231      3,704
         13             276,283      2,469
         14             312,980      1,235
         15             352,582          0
         20             599,423          0
         25            1,012,205         0
         30            1,700,399         0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates assumed. Guaranteed mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and
                                  (2) assumed Fund total expenses of 0.80% per year. See "Fund Expenses" at page 21 of this Prospectus.

                                  MALE AGE 55/FEMALE AGE 55 NONSMOKER
                                  STANDARD -- $13,733 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS

                        PREMIUMS
                        ACCUMULATED                                                                           SURRENDER VALUE
  END OF                   AT              DEATH BENEFIT PROCEEDS            TOTAL ACCUMULATION VALUE        ANNUAL INVESTMENT
  POLICY                5% INTEREST      ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF          RETURN OF
   YEAR                 PER YEAR      GROSS 0%    GROSS 6%    GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%
         --               -------     ---------   ---------   ---------   -------    -------    ---------   -------    -------

          1                14,420     1,000,000   1,000,000   1,000,000    11,204     11,916      12,629          0          0
          2                29,560     1,000,000   1,000,000   1,000,000    22,296     24,420      26,631      9,029     11,154
          3                45,458     1,000,000   1,000,000   1,000,000    33,185     37,443      42,050     20,432     24,690
          4                62,150     1,000,000   1,000,000   1,000,000    43,871     51,004      59,029     31,665     38,798
          5                79,678     1,000,000   1,000,000   1,000,000    54,355     65,123      77,725     42,627     53,395

          6                98,081     1,000,000   1,000,000   1,000,000    64,634     79,820      98,313     53,521     68,707
          7               117,405     1,000,000   1,000,000   1,000,000    74,706     95,116     120,983     64,829     85,238
          8               137,695     1,000,000   1,000,000   1,000,000    84,572    111,033     145,948     75,929    102,390
          9               158,999     1,000,000   1,000,000   1,000,000    94,227    127,593     173,441     86,819    120,185
         10               181,369     1,000,000   1,000,000   1,000,000   103,670    144,821     203,721     97,497    138,647

         11               204,857     1,000,000   1,000,000   1,000,000   112,897    162,739     237,074    107,958    157,800
         12               229,519     1,000,000   1,000,000   1,000,000   121,830    181,301     273,750    118,126    177,597
         13               255,415     1,000,000   1,000,000   1,000,000   130,435    200,504     314,073    127,966    198,035
         14               282,605     1,000,000   1,000,000   1,000,000   138,643    220,310     358,377    137,408    219,076
         15               311,155     1,000,000   1,000,000   1,000,000   146,421    240,719     407,074    146,421    240,719

         20               476,799     1,000,000   1,000,000   1,000,000   175,200    349,763     733,888    175,200    349,763
         25               688,208     1,000,000   1,000,000   1,342,171   180,350    471,348    1,278,258   180,350    471,348
         30               958,025     1,000,000   1,000,000   2,268,824   121,260    590,068    2,160,785   121,260    590,068



  END OF
  POLICY                           SURRENDER
   YEAR                GROSS 12%   CHARGE
         --            ---------    ------
          1                   0     13,676
          2              13,365     13,266
          3              29,297     12,753
          4              46,823     12,206
          5              65,998     11,728
          6              87,201     11,112
          7             111,105      9,877
          8             137,305      8,643
          9             166,033      7,408
         10             197,548      6,173
         11             232,135      4,939
         12             270,046      3,704
         13             311,604      2,469
         14             357,142      1,235
         15             407,074          0
         20             733,888          0
         25            1,278,258         0
         30            2,160,785         0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Fund Expenses" at page 21 of this Prospectus.

                                  MALE AGE 65/FEMALE AGE 65 NONSMOKER
                                  STANDARD -- $21,655 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS

                         PREMIUMS
                        ACCUMULATED                                                                               SURRENDER VALUE
                            AT               DEATH BENEFIT PROCEEDS              TOTAL ACCUMULATION VALUE        ANNUAL INVESTMENT
  END OF                5% INTEREST       ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF           RETURN OF
POLICY YEAR              PER YEAR      GROSS 0%     GROSS 6%    GROSS 12%    GROSS 0%   GROSS 6%   GROSS 12%    GROSS 0%   GROSS 6%
         --             ----------    ----------   ----------   ----------   -------    --------   ----------   -------    --------

          1                 22,738     1,000,000    1,000,000    1,000,000    18,009     19,143        20,277         0          0
          2                 46,612     1,000,000    1,000,000    1,000,000    34,937     38,302        41,803    10,878     14,242
          3                 71,681     1,000,000    1,000,000    1,000,000    50,637     57,312        64,541    27,647     34,321
          4                 98,003     1,000,000    1,000,000    1,000,000    64,994     76,038        88,495    43,042     54,086
          5                125,640     1,000,000    1,000,000    1,000,000    77,878     94,329       113,666    56,995     73,445

          6                154,660     1,000,000    1,000,000    1,000,000    89,119    111,988       140,034    69,274     92,143
          7                185,131     1,000,000    1,000,000    1,000,000    98,484    128,759       167,536    80,844    111,119
          8                217,125     1,000,000    1,000,000    1,000,000   105,650    144,290       196,050    90,215    128,855
          9                250,719     1,000,000    1,000,000    1,000,000   110,196    158,130       225,393    96,965    144,900
         10                285,993     1,000,000    1,000,000    1,000,000   111,622    169,749       255,363   100,597    158,723

         11                323,030     1,000,000    1,000,000    1,000,000   109,380    178,561       285,774   100,560    169,741
         12                361,920     1,000,000    1,000,000    1,000,000   102,868    183,925       316,483    96,253    177,310
         13                402,753     1,000,000    1,000,000    1,000,000    91,432    185,138       347,414    87,022    180,728
         14                445,629     1,000,000    1,000,000    1,000,000    74,328    181,399       378,557    72,123    179,194
         15                490,648     1,000,000    1,000,000    1,000,000    50,585    171,667       409,907    50,585    171,667

         20                751,845             0            0    1,000,000         0          0       567,734         0          0
         25              1,085,207             0            0    1,000,000         0          0       763,305         0          0
         30              1,510,670             0            0    1,267,962         0          0     1,255,408         0          0



  END OF                            SURRENDER
POLICY YEAR            GROSS 12%    CHARGE
         --            ----------    ------
          1                     0    25,098
          2                17,743    24,060
          3                41,550    22,991
          4                66,542    21,953
          5                92,783    20,883
          6               120,189    19,845
          7               149,896    17,640
          8               180,615    15,435
          9               212,163    13,230
         10               244,338    11,025
         11               276,954     8,820
         12               309,868     6,615
         13               343,004     4,410
         14               376,352     2,205
         15               409,907         0
         20               567,734         0
         25               763,305         0
         30             1,255,408         0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates assumed. Guaranteed mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and
                                  (2) assumed Fund total expenses of 0.80% per year. See "Fund Expenses" at page 21 of this Prospectus.

                                  MALE AGE 65/FEMALE AGE 65 NONSMOKER
                                  STANDARD -- $21,655 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1
                                  CURRENT BASIS

                         PREMIUMS
                        ACCUMULATED                                                                               SURRENDER VALUE
                            AT               DEATH BENEFIT PROCEEDS              TOTAL ACCUMULATION VALUE        ANNUAL INVESTMENT
  END OF                5% INTEREST       ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF           RETURN OF
POLICY YEAR              PER YEAR      GROSS 0%     GROSS 6%    GROSS 12%    GROSS 0%   GROSS 6%   GROSS 12%    GROSS 0%   GROSS 6%
         --             ----------    ----------   ----------   ----------   -------    --------   ----------   -------    --------

          1                 22,738     1,000,000    1,000,000    1,000,000    18,315     19,460        20,604         0          0
          2                 46,612     1,000,000    1,000,000    1,000,000    36,277     39,704        43,269    12,218     15,644
          3                 71,681     1,000,000    1,000,000    1,000,000    53,814     60,689        68,125    30,823     37,699
          4                 98,003     1,000,000    1,000,000    1,000,000    70,908     82,424        95,380    48,955     60,471
          5                125,640     1,000,000    1,000,000    1,000,000    87,552    104,930       125,270    66,669     84,047

          6                154,660     1,000,000    1,000,000    1,000,000   103,738    128,227       158,060    83,892    108,381
          7                185,131     1,000,000    1,000,000    1,000,000   119,454    152,337       194,044   101,813    134,697
          8                217,125     1,000,000    1,000,000    1,000,000   134,690    177,285       233,552   119,254    161,850
          9                250,719     1,000,000    1,000,000    1,000,000   149,434    203,097       276,952   136,204    189,867
         10                285,993     1,000,000    1,000,000    1,000,000   163,673    229,800       324,658   152,648    218,775

         11                323,030     1,000,000    1,000,000    1,000,000   177,392    257,426       377,135   168,572    248,606
         12                361,920     1,000,000    1,000,000    1,000,000   190,115    285,585       434,552   183,500    278,970
         13                402,753     1,000,000    1,000,000    1,000,000   201,721    314,218       497,448   197,310    309,808
         14                445,629     1,000,000    1,000,000    1,000,000   211,846    343,069       566,331   209,641    340,864
         15                490,648     1,000,000    1,000,000    1,000,000   220,042    371,832       641,850   220,042    371,832

         20                751,845     1,000,000    1,000,000    1,217,003   215,503    505,748     1,159,050   215,503    505,748
         25              1,085,207     1,000,000    1,000,000    2,107,844   114,737    635,724     2,007,470   114,737    635,724
         30              1,510,670             0    1,000,000    3,414,981         0    772,561     3,381,169         0    772,561



  END OF                            SURRENDER
POLICY YEAR            GROSS 12%    CHARGE
         --            ----------    ------
          1                     0    25,098
          2                19,209    24,060
          3                45,135    22,991
          4                73,427    21,953
          5               104,366    20,883
          6               138,214    19,845
          7               176,403    17,640
          8               218,116    15,435
          9               263,722    13,230
         10               313,633    11,025
         11               368,315     8,820
         12               427,936     6,615
         13               493,038     4,410
         14               564,126     2,205
         15               641,850         0
         20             1,159,050         0
         25             2,007,470         0
         30             3,381,169         0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Fund Expenses" at page 21 of this Prospectus.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENT OF ASSETS AND LIABILITY
DECEMBER 31, 1999

                                                      AIM            AIM                        AIM
                                                      V.I.           V.I.          AIM          V.I.            AIM
                                                      CAPITAL        DIVERSIFIED   V.I.         INTERNATIONAL   V.I.
                                                      APPRECIATION   INCOME        GROWTH       EQUITY          VALUE
                                        COMBINED      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
   -----------------------------------------------------------------------------------------------------------------------
   ASSETS
     Investments at
     Market--Affiliated (Cost
     $10,660,427)                       $11,462,859    $       --    $       --    $       --    $        --    $       --
     Investments at
     Market--Unaffiliated (Cost
     $38,199,966)                        43,749,667     1,443,841       780,164     4,852,254        170,973     5,505,605
   ----------------------------------   -----------    ----------    ----------    ----------    -----------    ----------
     Total Investments                   55,212,526     1,443,841       780,164     4,852,254        170,973     5,505,605
     Dividends Receivable                       366            --            --            --             --            --
   TOTAL ASSETS                          55,212,892     1,443,841       780,164     4,852,254        170,973     5,505,605
   LIABILITY--
   Payable to The Lincoln National
      Life Insurance Company                  1,180            31            17            98              4           118
   ----------------------------------   -----------    ----------    ----------    ----------    -----------    ----------
   NET ASSETS                           $55,211,712    $1,443,810    $  780,147    $4,852,156    $   170,969    $5,505,487
   ----------------------------------   ===========    ==========    ==========    ==========    ===========    ==========
   Percent of net assets                     100.00%         2.62%         1.41%         8.79%          0.31%         9.97%
   ----------------------------------   ===========    ==========    ==========    ==========    ===========    ==========
   NET ASSETS ARE REPRESENTED BY:
   SVUL I Policies:
     Units in accumulation period                          91,495        80,631       210,456             --       253,088
     Unit value                                        $   15.780    $    9.675    $   15.611    $        --    $   14.991
   ----------------------------------                  ----------    ----------    ----------    -----------    ----------
                                                        1,443,810       780,147     3,285,427             --     3,793,945
   LSVUL Policies:
     Units in accumulation period                              --            --       125,580         11,222       144,470
     Unit value                                        $       --    $       --    $   12.476    $    15.235    $   11.847
   ----------------------------------                  ----------    ----------    ----------    -----------    ----------
                                                               --            --     1,566,729        170,969     1,711,542
   ----------------------------------                  ----------    ----------    ----------    -----------    ----------
   NET ASSETS                                          $1,443,810    $  780,147    $4,852,156    $   170,969    $5,505,487
   ----------------------------------                  ==========    ==========    ==========    ===========    ==========


                                    BARON        BT                          BT
                                    CAPITAL      EAFE           BT EQUITY    SMALL
                                    ASSET        EQUITY INDEX   500 INDEX    CAP INDEX
                                    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
   -------------------------------
   ASSETS
     Investments at
     Market--Affiliated (Cost
     $10,660,427)                   $      --    $        --    $       --   $      --
     Investments at
     Market--Unaffiliated (Cost
     $38,199,966)                     222,847        173,327     9,997,669     107,219
   -------------------------------  ---------    -----------    ----------   ---------
     Total Investments                222,847        173,327     9,997,669     107,219
     Dividends Receivable                  --             --            --          --
   TOTAL ASSETS                       222,847        173,327     9,997,669     107,219
   LIABILITY--
   Payable to The Lincoln National
      Life Insurance Company                4              4           212           2
   -------------------------------  ---------    -----------    ----------   ---------
   NET ASSETS                       $ 222,843    $   173,323    $9,997,457   $ 107,217
   -------------------------------  =========    ===========    ==========   =========
   Percent of net assets                 0.40%          0.31%        18.12%       0.19%
   -------------------------------  =========    ===========    ==========   =========
   NET ASSETS ARE REPRESENTED BY:
   SVUL I Policies:
     Units in accumulation period          --             --       556,772          --
     Unit value                     $      --    $        --    $   13.283   $      --
   -------------------------------  ---------    -----------    ----------   ---------
                                           --             --     7,395,845          --
   LSVUL Policies:
     Units in accumulation period      19,736         13,894       236,119       9,395
     Unit value                     $  11.291    $    12.474    $   11.018   $  11.413
   -------------------------------  ---------    -----------    ----------   ---------
                                      222,843        173,323     2,601,612     107,217
   -------------------------------  ---------    -----------    ----------   ---------
   NET ASSETS                       $ 222,843    $   173,323    $9,997,457   $ 107,217
   -------------------------------  =========    ===========    ==========   =========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENT OF ASSETS AND LIABILITY (CONTINUED)
DECEMBER 31, 1999

                                                                   DELAWARE     DELAWARE                               FIDELITY
                                         DELAWARE     DELAWARE     PREMIUM      PREMIUM      DELAWARE     DELAWARE     VIP
                                         PREMIUM      PREMIUM      EMERGING     SMALL        PREMIUM      PREMIUM      EQUITY-
                                         DELCHESTER   DEVON        MARKETS      CAP VALUE    REIT         TREND        INCOME
                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
   ------------------------------------------------------------------------------------------------------------------------------
   ASSETS
     Investments at Market--Affiliated
     (Cost $10,660,427)                  $ 171,649    $  31,477    $ 292,419    $1,152,083   $   4,105    $2,450,120   $       --
     Investments at
     Market--Unaffiliated (Cost
     $38,199,966)                               --           --           --            --          --            --    2,131,776
   -----------------------------------   ---------    ---------    ---------    ----------   ---------    ----------   ----------
     Total Investments                     171,649       31,477      292,419     1,152,083       4,105     2,450,120    2,131,776
     Dividends Receivable                      366           --           --            --          --            --           --
   TOTAL ASSETS                            172,015       31,477      292,419     1,152,083       4,105     2,450,120    2,131,776
   LIABILITY--
   Payable to The Lincoln National
      Life Insurance Company                     4            1            6            25          --            53           46
   -----------------------------------   ---------    ---------    ---------    ----------   ---------    ----------   ----------
   NET ASSETS                            $ 172,011    $  31,476    $ 292,413    $1,152,058   $   4,105    $2,450,067   $2,131,730
   -----------------------------------   =========    =========    =========    ==========   =========    ==========   ==========
   Percent of net assets                      0.31%        0.06%        0.53%         2.09%       0.01%         4.44%        3.86%
   -----------------------------------   =========    =========    =========    ==========   =========    ==========   ==========
   NET ASSETS ARE REPRESENTED BY:
   SVUL I Policies:
     Units in accumulation period               --           --       22,036        89,408          --        89,905      197,459
     Unit value                          $      --    $      --    $  11.243    $    9.164   $      --    $   18.641   $   10.796
   -----------------------------------   ---------    ---------    ---------    ----------   ---------    ----------   ----------
                                                --           --      247,739       819,295          --     1,675,877    2,131,730
   LSVUL Policies:
     Units in accumulation period           18,224        3,444        3,692        35,187         446        49,691           --
     Unit value                          $   9.438    $   9.139    $  12.096    $    9.458   $   9.196    $   15.580   $       --
   -----------------------------------   ---------    ---------    ---------    ----------   ---------    ----------   ----------
                                           172,011       31,476       44,674       332,763       4,105       774,190           --
   -----------------------------------   ---------    ---------    ---------    ----------   ---------    ----------   ----------
   NET ASSETS                            $ 172,011    $  31,476    $ 292,413    $1,152,058   $   4,105    $2,450,067   $2,131,730
   -----------------------------------   =========    =========    =========    ==========   =========    ==========   ==========

                                     FIDELITY     FIDELITY        FIDELITY
                                     VIP II       VIP II          VIP II
                                     ASSET        CONTRAFUND      INVESTMENT
                                     MANAGER      SERVICE CLASS   GRADE BOND
                                     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
   --------------------------------
   ASSETS
     Investments at Market--Affilia
     (Cost $10,660,427)              $      --     $       --     $       --
     Investments at
     Market--Unaffiliated (Cost
     $38,199,966)                      534,793        841,733      2,103,802
   --------------------------------  ---------     ----------     ----------
     Total Investments                 534,793        841,733      2,103,802
     Dividends Receivable                   --             --             --
   TOTAL ASSETS                        534,793        841,733      2,103,802
   LIABILITY--
   Payable to The Lincoln National
      Life Insurance Company                12             18             46
   --------------------------------  ---------     ----------     ----------
   NET ASSETS                        $ 534,781     $  841,715     $2,103,756
   --------------------------------  =========     ==========     ==========
   Percent of net assets                  0.97%          1.52%          3.81%
   --------------------------------  =========     ==========     ==========
   NET ASSETS ARE REPRESENTED BY:
   SVUL I Policies:
     Units in accumulation period       45,700             --        204,605
     Unit value                      $  11.702     $       --     $   10.282
   --------------------------------  ---------     ----------     ----------
                                       534,781             --      2,103,756
   LSVUL Policies:
     Units in accumulation period           --         73,429             --
     Unit value                      $      --     $   11.463     $       --
   --------------------------------  ---------     ----------     ----------
                                            --        841,715             --
   --------------------------------  ---------     ----------     ----------
   NET ASSETS                        $ 534,781     $  841,715     $2,103,756
   --------------------------------  =========     ==========     ==========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENT OF ASSETS AND LIABILITY (CONTINUED)
DECEMBER 31, 1999

                                         FIDELITY                     JANUS
                                         VIP III         JANUS        ASPEN
                                         GROWTH          ASPEN        SERIES                    LN             LN
                                         OPPORTUNITIES   SERIES       WORLDWIDE    LN           CAPITAL        EQUITY-
                                         SERVICE CLASS   BALANCED     GROWTH       BOND         APPRECIATION   INCOME
                                         SUBACCOUNT      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
   ----------------------------------------------------------------------------------------------------------------------
   ASSETS
     Investments at Market--Affiliated
     (Cost $10,660,427)                   $        --    $       --   $       --   $ 799,959     $  525,071    $ 161,150
     Investments at
     Market--Unaffiliated (Cost
     $38,199,966)                             220,244     1,208,164    1,334,584          --             --           --
   -----------------------------------    -----------    ----------   ----------   ---------     ----------    ---------
     Total Investments                        220,244     1,208,164    1,334,584     799,959        525,071      161,150
     Dividends Receivable                          --            --           --          --             --           --
   TOTAL ASSETS                               220,244     1,208,164    1,334,584     799,959        525,071      161,150
   LIABILITY--
   Payable to The Lincoln National
      Life Insurance Company                        5            25           28          17             11            3
   -----------------------------------    -----------    ----------   ----------   ---------     ----------    ---------
   NET ASSETS                             $   220,239    $1,208,139   $1,334,556   $ 799,942     $  525,060    $ 161,147
   -----------------------------------    ===========    ==========   ==========   =========     ==========    =========
   Percent of net assets                         0.40%         2.19%        2.42%       1.45%          0.95%        0.29%
   -----------------------------------    ===========    ==========   ==========   =========     ==========    =========
   NET ASSETS ARE REPRESENTED BY:
   SVUL I Policies:
     Units in accumulation period                  --            --           --          --             --           --
     Unit value                           $        --    $       --   $       --   $      --     $       --    $      --
   -----------------------------------    -----------    ----------   ----------   ---------     ----------    ---------
                                                   --            --           --          --             --           --
   LSVUL Policies:
     Units in accumulation period              21,913       106,218       88,482      81,026         40,651       16,398
     Unit value                           $    10.050    $   11.374   $   15.083   $   9.873     $   12.916    $   9.827
   -----------------------------------    -----------    ----------   ----------   ---------     ----------    ---------
                                              220,239     1,208,139    1,334,556     799,942        525,060      161,147
   -----------------------------------    -----------    ----------   ----------   ---------     ----------    ---------
   NET ASSETS                             $   220,239    $1,208,139   $1,334,556   $ 799,942     $  525,060    $ 161,147
   -----------------------------------    ===========    ==========   ==========   =========     ==========    =========


                                     LN
                                     GLOBAL       LN           LN           MFS
                                     ASSET        MONEY        SOCIAL       EMERGING
                                     ALLOCATION   MARKET       AWARENESS    GROWTH
                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
   --------------------------------
   ASSETS
     Investments at Market--Affilia
     (Cost $10,660,427)              $  38,992    $5,734,236   $ 101,598    $       --
     Investments at
     Market--Unaffiliated (Cost
     $38,199,966)                           --            --          --     4,076,388
   --------------------------------  ---------    ----------   ---------    ----------
     Total Investments                  38,992     5,734,236     101,598     4,076,388
     Dividends Receivable                   --            --          --            --
   TOTAL ASSETS                         38,992     5,734,236     101,598     4,076,388
   LIABILITY--
   Payable to The Lincoln National
      Life Insurance Company                 1           126           2            87
   --------------------------------  ---------    ----------   ---------    ----------
   NET ASSETS                        $  38,991    $5,734,110   $ 101,596    $4,076,301
   --------------------------------  =========    ==========   =========    ==========
   Percent of net assets                  0.07%        10.39%       0.18%         7.38%
   --------------------------------  =========    ==========   =========    ==========
   NET ASSETS ARE REPRESENTED BY:
   SVUL I Policies:
     Units in accumulation period           --       297,512          --       153,406
     Unit value                      $      --    $   10.623   $      --    $   20.052
   --------------------------------  ---------    ----------   ---------    ----------
                                            --     3,160,610          --     3,076,151
   LSVUL Policies:
     Units in accumulation period        3,607       251,134       9,065        60,639
     Unit value                      $  10.810    $   10.248   $  11.207    $   16.493
   --------------------------------  ---------    ----------   ---------    ----------
                                        38,991     2,573,500     101,596     1,000,150
   --------------------------------  ---------    ----------   ---------    ----------
   NET ASSETS                        $  38,991    $5,734,110   $ 101,596    $4,076,301
   --------------------------------  =========    ==========   =========    ==========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENT OF ASSETS AND LIABILITY (CONTINUED)
DECEMBER 31, 1999

                                                                                                     OCC
                                                 MFS                       AMT                       ACCUMULATION   OCC
                                                 TOTAL        MFS          MID-CAP      AMT          GLOBAL         ACCUMULATION
                                                 RETURN       UTILITIES    GROWTH       PARTNERS     EQUITY         MANAGED
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
   -----------------------------------------------------------------------------------------------------------------------------
   ASSETS
     Investments at Market--Affiliated
     (Cost $10,660,427)                          $       --   $       --   $      --    $      --    $        --    $        --
     Investments at Market--Unaffiliated
     (Cost $38,199,966)                           1,200,068    1,368,036     111,303       59,959        653,337      1,037,980
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
     Total Investments                            1,200,068    1,368,036     111,303       59,959        653,337      1,037,980
     Dividends Receivable                                --           --          --           --             --             --
   TOTAL ASSETS                                   1,200,068    1,368,036     111,303       59,959        653,337      1,037,980
   LIABILITY--
   Payable to The Lincoln National Life
      Insurance Company                                  26           30           2            1             14             23
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
   NET ASSETS                                    $1,200,042   $1,368,006   $ 111,301    $  59,958    $   653,323    $ 1,037,957
   -------------------------------------------   ==========   ==========   =========    =========    ===========    ===========
   Percent of net assets                               2.17%        2.48%       0.20%        0.11%          1.18%          1.88%
   -------------------------------------------   ==========   ==========   =========    =========    ===========    ===========
   NET ASSETS ARE REPRESENTED BY:
   SVUL I Policies:
     Units in accumulation period                    72,807       80,427          --           --         53,136        101,945
     Unit value                                  $   10.622   $   14.003   $      --    $      --    $    12.295    $    10.182
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
                                                    773,365    1,126,206          --           --        653,323      1,037,957
   LSVUL Policies:
     Units in accumulation period                    43,385       19,873       7,387        6,305             --             --
     Unit value                                  $    9.834   $   12.167   $  15.066    $   9.509    $        --    $        --
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
                                                    426,677      241,798     111,301       59,958             --             --
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
   NET ASSETS                                    $1,200,042   $1,368,004   $ 111,301    $  59,958    $   653,323    $ 1,037,957
   -------------------------------------------   ==========   ==========   =========    =========    ===========    ===========


                                                TEMPLETON                    TEMPLETON                    TEMPLETON
                                                ASSET        TEMPLETON       INTERNATIONAL   TEMPLETON    STOCK
                                                ALLOCATION   INTERNATIONAL   CLASS 2         STOCK        CLASS 2
                                                SUBACCOUNT   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT   SUBACCOUNT
   -------------------------------------------
   ASSETS
     Investments at Market--Affiliated
     (Cost $10,660,427)                         $      --     $        --     $        --    $      --    $      --
     Investments at Market--Unaffiliated
     (Cost $38,199,966)                           294,607       2,709,708         377,526      175,334       56,426
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
     Total Investments                            294,607       2,709,708         377,526      175,334       56,426
     Dividends Receivable                              --              --              --           --           --
   TOTAL ASSETS                                   294,607       2,709,708         377,526      175,334       56,426
   LIABILITY--
   Payable to The Lincoln National Life
      Insurance Company                                 6              59               8            4            1
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET ASSETS                                   $ 294,601     $ 2,709,649     $   377,518    $ 175,330    $  56,425
   -------------------------------------------  =========     ===========     ===========    =========    =========
   Percent of net assets                             0.53%           4.91%           0.68%        0.32%        0.10%
   -------------------------------------------  =========     ===========     ===========    =========    =========
   NET ASSETS ARE REPRESENTED BY:
   SVUL I Policies:
     Units in accumulation period                  24,492         230,299              --       14,786           --
     Unit value                                 $  12.028     $    11.766     $        --    $  11.857    $      --
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
                                                  294,601       2,709,649              --      175,330           --
   LSVUL Policies:
     Units in accumulation period                      --              --          33,516           --        4,890
     Unit value                                 $      --     $        --     $    11.264    $      --    $  11.538
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
                                                       --              --         377,518           --       56,425
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET ASSETS                                   $ 294,601     $ 2,709,649     $   377,518    $ 175,330    $  56,425
   -------------------------------------------  =========     ===========     ===========    =========    =========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENTS OF OPERATIONS
PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998 AND THE YEAR ENDED DECEMBER 31, 1999

                                                      AIM V.I.       AIM V.I.                   AIM V.I.
                                                      CAPITAL        DIVERSIFIED   AIM V.I.     INTERNATIONAL   AIM V.I.
                                                      APPRECIATION   INCOME        GROWTH       EQUITY          VALUE
                                         COMBINED     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
   -----------------------------------------------------------------------------------------------------------------------
   PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998
   Net Investment Income (Loss):
   Dividends from investment income      $   59,265    $      405     $  12,573    $   1,681     $        --    $   2,872
   Dividends from net realized gains
      on investments                         89,117         7,166         4,012       31,515              --       25,401
   Mortality and expense
      guarantees--SVUL I                    (15,398)         (506)         (443)        (837)             --         (993)
   -----------------------------------   ----------    ----------     ---------    ---------     -----------    ---------
   NET INVESTMENT INCOME (LOSS)             132,984         7,065        16,142       32,359              --       27,280
   Net Realized and Unrealized Gain
      (Loss) on Investments:
   Net realized gain (loss) on
      investments                            20,588         1,131             5          474              --        2,596
   Net change in unrealized
      appreciation or depreciation on
      investments                           647,779        44,813       (11,427)      81,846              --       83,876
   -----------------------------------   ----------    ----------     ---------    ---------     -----------    ---------
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS                 668,367        45,944       (11,422)      82,320              --       86,472
   -----------------------------------   ----------    ----------     ---------    ---------     -----------    ---------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS          $  801,351    $   53,009     $   4,720    $ 114,679     $        --    $ 113,752
   -----------------------------------   ==========    ==========     =========    =========     ===========    =========
   YEAR ENDED DECEMBER 31, 1999
   Net Investment Income (Loss):
   Dividends from investment income      $  533,766    $      939     $  46,589    $   7,873     $       883    $  12,942
   Dividends from net realized gains
      on investments                        598,007        29,289            --      138,013           3,707       67,676
   Mortality and expense guarantees:
   SVUL I                                  (200,572)       (6,113)       (5,638)     (13,644)             --      (16,954)
   LSVUL                                    (23,989)           --            --       (1,499)           (204)      (1,889)
   -----------------------------------   ----------    ----------     ---------    ---------     -----------    ---------
   NET INVESTMENT INCOME (LOSS)             907,212        24,115        40,951      130,743           4,386       61,775
   Net Realized and Unrealized Gain
      (Loss) on Investments:
   Net realized gain (loss) on
      investments                           270,353        15,800       (17,904)      32,609             528       25,532
   Net change in unrealized
      appreciation or depreciation on
      investments                         5,704,354       365,138       (55,300)     625,753          31,276      685,386
   -----------------------------------   ----------    ----------     ---------    ---------     -----------    ---------
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS               5,974,707       380,938       (73,204)     658,362          31,804      710,918
   -----------------------------------   ----------    ----------     ---------    ---------     -----------    ---------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATIONS   $6,881,919    $  405,053     $ (32,253)   $ 789,105     $    36,190    $ 772,693
   -----------------------------------   ==========    ==========     =========    =========     ===========    =========

                                     BARON        BT EAFE
                                     CAPITAL      EQUITY       BT EQUITY    BT SMALL
                                     ASSET        INDEX        500 INDEX    CAP INDEX
                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
   --------------------------------
   PERIOD FROM JUNE 18, 1998 TO DEC
   Net Investment Income (Loss):
   Dividends from investment income  $      --    $      --    $    2,407   $      --
   Dividends from net realized gain
      on investments                        --           --        15,403          --
   Mortality and expense
      guarantees--SVUL I                    --           --        (1,229)         --
   --------------------------------  ---------    ---------    ----------   ---------
   NET INVESTMENT INCOME (LOSS)             --           --        16,581          --
   Net Realized and Unrealized Gain
      (Loss) on Investments:
   Net realized gain (loss) on
      investments                           --           --         5,733          --
   Net change in unrealized
      appreciation or depreciation
      investments                           --           --       103,650          --
   --------------------------------  ---------    ---------    ----------   ---------
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS                 --           --       109,383          --
   --------------------------------  ---------    ---------    ----------   ---------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS      $      --    $      --    $  125,964   $      --
   --------------------------------  =========    =========    ==========   =========
   YEAR ENDED DECEMBER 31, 1999
   Net Investment Income (Loss):
   Dividends from investment income  $      --    $   2,757    $   62,072   $     960
   Dividends from net realized gain
      on investments                        11        5,151        29,190       2,749
   Mortality and expense guarantees
   SVUL I                                   --           --       (38,431)         --
   LSVUL                                  (236)        (399)       (4,725)       (128)
   --------------------------------  ---------    ---------    ----------   ---------
   NET INVESTMENT INCOME (LOSS)           (225)       7,509        48,106       3,581
   Net Realized and Unrealized Gain
      (Loss) on Investments:
   Net realized gain (loss) on
      investments                        6,139          220        72,816         910
   Net change in unrealized
      appreciation or depreciation
      investments                       22,579       17,123       981,969       7,446
   --------------------------------  ---------    ---------    ----------   ---------
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS             28,718       17,343     1,054,785       8,356
   --------------------------------  ---------    ---------    ----------   ---------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATI  $  28,493    $  24,852    $1,102,891   $  11,937
   --------------------------------  =========    =========    ==========   =========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998 AND THE YEAR ENDED DECEMBER 31, 1999

                                                                    DELAWARE     DELAWARE
                                          DELAWARE     DELAWARE     PREMIUM      PREMIUM      DELAWARE     DELAWARE     FIDELITY
                                          PREMIUM      PREMIUM      EMERGING     SMALL CAP    PREMIUM      PREMIUM      VIP EQUITY-
                                          DELCHESTER   DEVON        MARKETS      VALUE        REIT         TREND        INCOME
                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
   --------------------------------------------------------------------------------------------------------------------------------
   PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998
   Net Investment Income (Loss):
   Dividends from investment income       $      --    $      --    $      --    $      --    $      --    $      --    $       --
   Dividends from net realized gains on
      investments                                --           --           --           --           --           --            --
   Mortality and expense
      guarantees--SVUL I                         --           --         (250)        (396)          --         (258)         (643)
   ------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------    ----------
   NET INVESTMENT INCOME (LOSS)                  --           --         (250)        (396)          --         (258)         (643)
   Net Realized and Unrealized Gain
      (Loss) on Investments:
   Net realized gain (loss) on
      investments                                --           --          (11)         344           --         (131)        3,229
   Net change in unrealized
      appreciation or depreciation on
      investments                                --           --        7,148       38,453           --       30,649        51,071
   ------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------    ----------
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS                      --           --        7,137       38,797           --       30,518        54,300
   ------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------    ----------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                     $      --    $      --    $   6,887    $  38,401    $      --    $  30,260    $   53,657
   ------------------------------------   =========    =========    =========    =========    =========    =========    ==========
   YEAR ENDED DECEMBER 31, 1999
   Net Investment Income (Loss):
   Dividends from investment income       $   1,189    $      --    $   3,238    $   4,144    $      --    $      39    $   11,959
   Dividends from net realized gains on
      investments                                --           --           --        1,700           --           --        26,436
   Mortality and expense guarantees:
   SVUL I                                        --           --       (1,363)      (4,380)          --       (5,642)      (11,234)
   LSVUL                                        (86)         (18)         (46)        (478)          (8)        (961)           --
   ------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------    ----------
   NET INVESTMENT INCOME (LOSS)               1,103          (18)       1,829          986           (8)      (6,564)       27,161
   Net Realized and Unrealized Gain
      (Loss) on Investments:
   Net realized gain (loss) on
      investments                              (350)          (4)       2,183        1,695           (2)      29,968         4,508
   Net change in unrealized
      appreciation or depreciation on
      investments                              (300)         386       74,521      (25,551)          18      646,621         2,110
   ------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------    ----------
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS                    (650)         382       76,704      (23,856)          16      676,589         6,618
   ------------------------------------   ---------    ---------    ---------    ---------    ---------    ---------    ----------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATIONS    $     453    $     364    $  78,533    $ (22,870)   $       8    $ 670,025    $   33,779
   ------------------------------------   =========    =========    =========    =========    =========    =========    ==========

                                      FIDELITY     FIDELITY        FIDELITY
                                      VIP II       VIP II          VIP II
                                      ASSET        CONTRAFUND      INVESTMENT
                                      MANAGER      SERVICE CLASS   GRADE BOND
                                      SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
   ---------------------------------
   PERIOD FROM JUNE 18, 1998 TO DECE
   Net Investment Income (Loss):
   Dividends from investment income   $      --     $       --     $       --
   Dividends from net realized gains
      investments                            --             --             --
   Mortality and expense
      guarantees--SVUL I                   (217)            --           (856)
   ---------------------------------  ---------     ----------     ----------
   NET INVESTMENT INCOME (LOSS)            (217)            --           (856)
   Net Realized and Unrealized Gain
      (Loss) on Investments:
   Net realized gain (loss) on
      investments                           (21)            --            259
   Net change in unrealized
      appreciation or depreciation o
      investments                         9,349             --          6,838
   ---------------------------------  ---------     ----------     ----------
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS               9,328             --          7,097
   ---------------------------------  ---------     ----------     ----------
   NET INCREASE IN NET ASSETS RESULT
      FROM OPERATIONS                 $   9,111     $       --     $    6,241
   ---------------------------------  =========     ==========     ==========
   YEAR ENDED DECEMBER 31, 1999
   Net Investment Income (Loss):
   Dividends from investment income   $   8,457     $       --     $   33,693
   Dividends from net realized gains
      investments                        10,712             --         10,570
   Mortality and expense guarantees:
   SVUL I                                (3,211)            --        (12,471)
   LSVUL                                     --         (1,289)            --
   ---------------------------------  ---------     ----------     ----------
   NET INVESTMENT INCOME (LOSS)          15,958         (1,289)        31,792
   Net Realized and Unrealized Gain
      (Loss) on Investments:
   Net realized gain (loss) on
      investments                           429            150        (12,166)
   Net change in unrealized
      appreciation or depreciation o
      investments                        26,389         76,811        (49,719)
   ---------------------------------  ---------     ----------     ----------
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS              26,818         76,961        (61,885)
   ---------------------------------  ---------     ----------     ----------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATIO  $  42,776     $   75,672     $  (30,093)
   ---------------------------------  =========     ==========     ==========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998 AND THE YEAR ENDED DECEMBER 31, 1999

                                         FIDELITY
                                         VIP III                       JANUS ASPEN
                                         GROWTH          JANUS ASPEN   SERIES                     LN             LN
                                         OPPORTUNITIES   SERIES        WORLDWIDE                  CAPITAL        EQUITY-
                                         SERVICE CLASS   BALANCED      GROWTH        LN BOND      APPRECIATION   INCOME
                                         SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
   ------------------------------------------------------------------------------------------------------------------------
   PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998
   Net Investment Income (Loss):
   Dividends from investment income       $        --    $       --    $       --    $      --     $       --    $      --
   Dividends from net realized gains
      on investments                               --            --            --           --             --           --
   Mortality and expense
      guarantees--SVUL I                           --            --            --           --             --           --
   -----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   NET INVESTMENT INCOME (LOSS)                    --            --            --           --             --           --
   Net Realized and Unrealized Gain
      (Loss) on Investments:
   Net realized gain (loss) on
      investments                                  --            --            --           --             --           --
   Net change in unrealized
      appreciation or depreciation on
      investments                                  --            --            --           --             --           --
   -----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS                        --            --            --           --             --           --
   -----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS           $        --    $       --    $       --    $      --     $       --    $      --
   -----------------------------------    ===========    ==========    ==========    =========     ==========    =========
   YEAR ENDED DECEMBER 31, 1999
   Net Investment Income (Loss):
   Dividends from investment income       $        --    $   12,578    $        9    $  30,770     $       --    $     238
   Dividends from net realized gains
      on investments                               --            --            --           --             --           --
   Mortality and expense guarantees:
   SVUL I                                          --            --            --           --             --           --
   LSVUL                                         (143)       (1,685)       (1,133)      (1,702)          (499)        (202)
   -----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   NET INVESTMENT INCOME (LOSS)                  (143)       10,893        (1,124)      29,068           (499)          36
   Net Realized and Unrealized Gain
      (Loss) on Investments:
   Net realized gain (loss) on
      investments                               2,188         9,778        10,312         (961)         8,084        1,395
   Net change in unrealized
      appreciation or depreciation on
      investments                               3,874        84,840       205,233      (28,119)        44,431        7,515
   -----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS                     6,062        94,618       215,545      (29,080)        52,515        8,910
   -----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATIONS    $     5,919    $  105,511    $  214,421    $     (12)    $   52,016    $   8,946
   -----------------------------------    ===========    ==========    ==========    =========     ==========    =========


                                     LN GLOBAL                              MFS
                                     ASSET        LN MONEY     LN SOCIAL    EMERGING
                                     ALLOCATION   MARKET       AWARENESS    GROWTH
                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
   --------------------------------
   PERIOD FROM JUNE 18, 1998 TO DEC
   Net Investment Income (Loss):
   Dividends from investment income  $      --    $  37,695    $      --    $       --
   Dividends from net realized gain
      on investments                        --           --           --            --
   Mortality and expense
      guarantees--SVUL I                    --       (6,329)          --          (599)
   --------------------------------  ---------    ---------    ---------    ----------
   NET INVESTMENT INCOME (LOSS)             --       31,366           --          (599)
   Net Realized and Unrealized Gain
      (Loss) on Investments:
   Net realized gain (loss) on
      investments                           --           --           --         5,876
   Net change in unrealized
      appreciation or depreciation
      investments                           --           --           --        99,056
   --------------------------------  ---------    ---------    ---------    ----------
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS                 --           --           --       104,932
   --------------------------------  ---------    ---------    ---------    ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS      $      --    $  31,366    $      --    $  104,333
   --------------------------------  =========    =========    =========    ==========
   YEAR ENDED DECEMBER 31, 1999
   Net Investment Income (Loss):
   Dividends from investment income  $       8    $ 229,922    $     932    $       --
   Dividends from net realized gain
      on investments                        --           --           --            --
   Mortality and expense guarantees
   SVUL I                                   --      (35,526)          --       (11,719)
   LSVUL                                   (40)      (4,113)        (103)         (986)
   --------------------------------  ---------    ---------    ---------    ----------
   NET INVESTMENT INCOME (LOSS)            (32)     190,283          829       (12,705)
   Net Realized and Unrealized Gain
      (Loss) on Investments:
   Net realized gain (loss) on
      investments                            1           --        4,360        54,037
   Net change in unrealized
      appreciation or depreciation
      investments                        1,470           --        5,190     1,352,531
   --------------------------------  ---------    ---------    ---------    ----------
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS              1,471           --        9,550     1,406,568
   --------------------------------  ---------    ---------    ---------    ----------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATI  $   1,439    $ 190,283    $  10,379    $1,393,863
   --------------------------------  =========    =========    =========    ==========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998 AND THE YEAR ENDED DECEMBER 31, 1999

                                                                                                      OCC
                                                                            AMT                       ACCUMULATION   OCC
                                                  MFS TOTAL    MFS          MID-CAP      AMT          GLOBAL         ACCUMULATION
                                                  RETURN       UTILITIES    GROWTH       PARTNERS     EQUITY         MANAGED
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
   ------------------------------------------------------------------------------------------------------------------------------
   PERIOD FROM JUNE 18, 1998
      TO DECEMBER 31, 1998
   Net Investment Income (Loss):
   Dividends from investment income               $      --    $      --    $      --    $      --    $     1,632    $        --
   Dividends from net realized gains on
      investments                                        --           --           --           --          5,620             --
   Mortality and expense guarantees--SVUL I            (200)        (314)          --           --           (267)          (122)
   --------------------------------------------   ---------    ---------    ---------    ---------    -----------    -----------
   NET INVESTMENT INCOME (LOSS)                        (200)        (314)          --           --          6,985           (122)
   Net Realized and Unrealized Gain (Loss) on
      Investments:
   Net realized gain (loss) on investments              103           43           --           --            280             32
   Net change in unrealized appreciation or
      depreciation on investments                     6,369       11,452           --           --         13,659          4,507
   --------------------------------------------   ---------    ---------    ---------    ---------    -----------    -----------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS                                     6,472       11,495           --           --         13,939          4,539
   --------------------------------------------   ---------    ---------    ---------    ---------    -----------    -----------
   NET INCREASE IN NET ASSETS RESULTING FROM
      OPERATIONS                                  $   6,272    $  11,181    $      --    $      --    $    20,924    $     4,417
   --------------------------------------------   =========    =========    =========    =========    ===========    ===========
   YEAR ENDED DECEMBER 31, 1999
   Net Investment Income (Loss):
   Dividends from investment income               $   7,732    $   7,132    $      --    $      --    $     8,573    $     5,941
   Dividends from net realized gains on
      investments                                    14,339       35,861           --           --         89,807         13,331
   Mortality and expense guarantees:
   SVUL I                                            (3,905)      (5,351)          --           --         (3,491)        (5,724)
   LSVUL                                               (483)        (304)         (54)         (74)            --             --
   --------------------------------------------   ---------    ---------    ---------    ---------    -----------    -----------
   NET INVESTMENT INCOME (LOSS)                      17,683       37,338          (54)         (74)        94,889         13,548
   Net Realized and Unrealized Gain (Loss) on
      Investments:
   Net realized gain (loss) on investments              319        9,255           40           64          3,350            355
   Net change in unrealized appreciation or
      depreciation on investments                    (4,094)     209,232       11,917        1,746          7,284          7,071
   --------------------------------------------   ---------    ---------    ---------    ---------    -----------    -----------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS                                    (3,775)     218,487       11,957        1,810         10,634          7,426
   --------------------------------------------   ---------    ---------    ---------    ---------    -----------    -----------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                   $  13,908    $ 255,825    $  11,903    $   1,736    $   105,523    $    20,974
   --------------------------------------------   =========    =========    =========    =========    ===========    ===========


                                                 TEMPLETON                    TEMPLETON                    TEMPLETON
                                                 ASSET        TEMPLETON       INTERNATIONAL   TEMPLETON    STOCK
                                                 ALLOCATION   INTERNATIONAL   CLASS 2         STOCK        CLASS 2
                                                 SUBACCOUNT   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT   SUBACCOUNT
   --------------------------------------------
   PERIOD FROM JUNE 18, 1998
      TO DECEMBER 31, 1998
   Net Investment Income (Loss):
   Dividends from investment income              $      --     $        --     $        --    $      --    $      --
   Dividends from net realized gains on
      investments                                       --              --              --           --           --
   Mortality and expense guarantees--SVUL I           (166)           (703)             --          (70)          --
   --------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET INVESTMENT INCOME (LOSS)                       (166)           (703)             --          (70)          --
   Net Realized and Unrealized Gain (Loss) on
      Investments:
   Net realized gain (loss) on investments             120             402              --          124           --
   Net change in unrealized appreciation or
      depreciation on investments                   11,550          53,289              --        1,631           --
   --------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS                                   11,670          53,691              --        1,755           --
   --------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET INCREASE IN NET ASSETS RESULTING FROM
      OPERATIONS                                 $  11,504     $    52,988     $        --    $   1,685    $      --
   --------------------------------------------  =========     ===========     ===========    =========    =========
   YEAR ENDED DECEMBER 31, 1999
   Net Investment Income (Loss):
   Dividends from investment income              $   3,047     $    28,066     $        --    $   1,084    $      --
   Dividends from net realized gains on
      investments                                   16,954          97,494              --        5,017           --
   Mortality and expense guarantees:
   SVUL I                                           (1,438)        (13,463)             --         (874)          --
   LSVUL                                                --              --            (475)          --          (27)
   --------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET INVESTMENT INCOME (LOSS)                     18,563         112,097            (475)       5,227          (27)
   Net Realized and Unrealized Gain (Loss) on
      Investments:
   Net realized gain (loss) on investments             977           2,171             690          875            2
   Net change in unrealized appreciation or
      depreciation on investments                   19,172         283,148          31,111       25,689        2,457
   --------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS                                   20,149         285,319          31,801       26,564        2,459
   --------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                  $  38,712     $   397,416     $    31,326    $  31,791    $   2,432
   --------------------------------------------  =========     ===========     ===========    =========    =========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998 AND THE YEAR ENDED DECEMBER 31, 1999

                                                        AIM V.I.       AIM V.I.                   AIM V.I.
                                                        CAPITAL        DIVERSIFIED   AIM V.I.     INTERNATIONAL   AIM V.I.
                                                        APPRECIATION   INCOME        GROWTH       EQUITY          VALUE
                                         COMBINED       SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
   -------------------------------------------------------------------------------------------------------------------------
   Changes From Operations:
     Net investment income (loss)        $    132,984    $    7,065     $  16,142    $   32,359    $        --    $   27,280
     Net realized gain (loss) on
     investments                               20,588         1,131             5           474             --         2,596
     Net change in unrealized
     appreciation or depreciation on
     investments                              647,779        44,813       (11,427)       81,846             --        83,876
   -----------------------------------   ------------    ----------     ---------    ----------    -----------    ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS               801,351        53,009         4,720       114,679             --       113,752
   Change From Unit Transactions:
     Participant purchases                 16,601,606       274,025       388,335       530,958             --       615,727
     Participant withdrawals               (4,569,117)      (21,505)      (22,806)      (51,518)            --       (48,176)
   -----------------------------------   ------------    ----------     ---------    ----------    -----------    ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT TRANSACTIONS     12,032,489       252,520       365,529       479,440             --       567,551
   -----------------------------------   ------------    ----------     ---------    ----------    -----------    ----------
   TOTAL INCREASE IN NET ASSETS            12,833,840       305,529       370,249       594,119             --       681,303
   -----------------------------------   ------------    ----------     ---------    ----------    -----------    ----------
   NET ASSETS AT DECEMBER 31, 1998         12,833,840       305,529       370,249       594,119             --       681,303
   -----------------------------------   ============    ==========     =========    ==========    ===========    ==========
   Changes From Operations:
     Net investment income (loss)             907,212        24,115        40,951       130,743          4,386        61,775
     Net realized gain (loss) on
     investments                              270,353        15,800       (17,904)       32,609            528        25,532
     Net change in unrealized
     appreciation or depreciation on
     investments                            5,704,354       365,138       (55,300)      625,753         31,276       685,386
   -----------------------------------   ------------    ----------     ---------    ----------    -----------    ----------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATIONS      6,881,919       405,053       (32,253)      789,105         36,190       772,693
   Change From Unit Transactions:
     Participant purchases                 59,275,780       815,226       497,713     3,707,852        143,720     4,349,013
     Participant withdrawals              (23,779,827)      (81,998)      (55,562)     (238,920)        (8,941)     (297,522)
   -----------------------------------   ------------    ----------     ---------    ----------    -----------    ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT TRANSACTIONS     35,495,953       733,228       442,151     3,468,932        134,779     4,051,491
   -----------------------------------   ------------    ----------     ---------    ----------    -----------    ----------
   TOTAL INCREASE IN NET ASSETS            42,377,872     1,138,281       409,898     4,258,037        170,969     4,824,184
   -----------------------------------   ------------    ----------     ---------    ----------    -----------    ----------
   NET ASSETS AT DECEMBER 31, 1999       $ 55,211,712    $1,443,810     $ 780,147    $4,852,156    $   170,969    $5,505,487
   -----------------------------------   ============    ==========     =========    ==========    ===========    ==========

                                     BARON        BT EAFE
                                     CAPITAL      EQUITY       BT EQUITY    BT SMALL
                                     ASSET        INDEX        500 INDEX    CAP INDEX
                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
   --------------------------------
   Changes From Operations:
     Net investment income (loss)    $      --    $      --    $   16,581   $      --
     Net realized gain (loss) on
     investments                            --           --         5,733          --
     Net change in unrealized
     appreciation or depreciation o
     investments                            --           --       103,650          --
   --------------------------------  ---------    ---------    ----------   ---------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS             --           --       125,964          --
   Change From Unit Transactions:
     Participant purchases                  --           --     1,356,215          --
     Participant withdrawals                --           --       (64,871)         --
   --------------------------------  ---------    ---------    ----------   ---------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT TRANSACTI         --           --     1,291,344          --
   --------------------------------  ---------    ---------    ----------   ---------
   TOTAL INCREASE IN NET ASSETS             --           --     1,417,308          --
   --------------------------------  ---------    ---------    ----------   ---------
   NET ASSETS AT DECEMBER 31, 1998          --           --     1,417,308          --
   --------------------------------  =========    =========    ==========   =========
   Changes From Operations:
     Net investment income (loss)         (225)       7,509        48,106       3,581
     Net realized gain (loss) on
     investments                         6,139          220        72,816         910
     Net change in unrealized
     appreciation or depreciation o
     investments                        22,579       17,123       981,969       7,446
   --------------------------------  ---------    ---------    ----------   ---------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATI     28,493       24,852     1,102,891      11,937
   Change From Unit Transactions:
     Participant purchases             208,725      155,932     7,967,537     163,391
     Participant withdrawals           (14,375)      (7,461)     (490,279)    (68,111)
   --------------------------------  ---------    ---------    ----------   ---------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT TRANSACTI    194,350      148,471     7,477,258      95,280
   --------------------------------  ---------    ---------    ----------   ---------
   TOTAL INCREASE IN NET ASSETS        222,843      173,323     8,580,149     107,217
   --------------------------------  ---------    ---------    ----------   ---------
   NET ASSETS AT DECEMBER 31, 1999   $ 222,843    $ 173,323    $9,997,457   $ 107,217
   --------------------------------  =========    =========    ==========   =========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998 AND THE YEAR ENDED DECEMBER 31, 1999

                                                                   DELAWARE     DELAWARE
                                         DELAWARE     DELAWARE     PREMIUM      PREMIUM      DELAWARE     DELAWARE     FIDELITY
                                         PREMIUM      PREMIUM      EMERGING     SMALL CAP    PREMIUM      PREMIUM      VIP EQUITY-
                                         DELCHESTER   DEVON        MARKETS      VALUE        REIT         TREND        INCOME
                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
   -------------------------------------------------------------------------------------------------------------------------------
   Changes From Operations:
     Net investment income (loss)        $      --    $      --    $    (250)   $     (396)  $      --    $     (258)  $     (643)
     Net realized gain (loss) on
     investments                                --           --          (11)          344          --          (131)       3,229
     Net change in unrealized
     appreciation or depreciation on
     investments                                --           --        7,148        38,453          --        30,649       51,071
   -----------------------------------   ---------    ---------    ---------    ----------   ---------    ----------   ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                 --           --        6,887        38,401          --        30,260       53,657
   Change From Unit Transactions:
     Participant purchases                      --           --      139,569       270,284          --       359,010      647,390
     Participant withdrawals                    --           --      (12,021)      (16,136)         --       (12,328)     (33,532)
   -----------------------------------   ---------    ---------    ---------    ----------   ---------    ----------   ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT TRANSACTIONS          --           --      127,548       254,148          --       346,682      613,858
   -----------------------------------   ---------    ---------    ---------    ----------   ---------    ----------   ----------
   TOTAL INCREASE IN NET ASSETS                 --           --      134,435       292,549          --       376,942      667,515
   -----------------------------------   ---------    ---------    ---------    ----------   ---------    ----------   ----------
   NET ASSETS AT DECEMBER 31, 1998              --           --      134,435       292,549          --       376,942      667,515
   -----------------------------------   =========    =========    =========    ==========   =========    ==========   ==========
   Changes From Operations:
     Net investment income (loss)            1,103          (18)       1,829           986          (8)       (6,564)      27,161
     Net realized gain (loss) on
     investments                              (350)          (4)       2,183         1,695          (2)       29,968        4,508
     Net change in unrealized
     appreciation or depreciation on
     investments                              (300)         386       74,521       (25,551)         18       646,621        2,110
   -----------------------------------   ---------    ---------    ---------    ----------   ---------    ----------   ----------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATIONS         453          364       78,533       (22,870)          8       670,025       33,779
   Change From Unit Transactions:
     Participant purchases                 177,779       32,143       90,190       949,742       4,509     1,479,071    1,583,764
     Participant withdrawals                (6,221)      (1,031)     (10,745)      (67,363)       (412)      (75,971)    (153,328)
   -----------------------------------   ---------    ---------    ---------    ----------   ---------    ----------   ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT TRANSACTIONS     171,558       31,112       79,445       882,379       4,097     1,403,100    1,430,436
   -----------------------------------   ---------    ---------    ---------    ----------   ---------    ----------   ----------
   TOTAL INCREASE IN NET ASSETS            172,011       31,476      157,978       859,509       4,105     2,073,125    1,464,215
   -----------------------------------   ---------    ---------    ---------    ----------   ---------    ----------   ----------
   NET ASSETS AT DECEMBER 31, 1999       $ 172,011    $  31,476    $ 292,413    $1,152,058   $   4,105    $2,450,067   $2,131,730
   -----------------------------------   =========    =========    =========    ==========   =========    ==========   ==========

                                     FIDELITY     FIDELITY        FIDELITY
                                     VIP II       VIP II          VIP II
                                     ASSET        CONTRAFUND      INVESTMENT
                                     MANAGER      SERVICE CLASS   GRADE BOND
                                     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
   --------------------------------
   Changes From Operations:
     Net investment income (loss)    $    (217)    $       --     $     (856)
     Net realized gain (loss) on
     investments                           (21)            --            259
     Net change in unrealized
     appreciation or depreciation o
     investments                         9,349             --          6,838
   --------------------------------  ---------     ----------     ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS          9,111             --          6,241
   Change From Unit Transactions:
     Participant purchases             234,377             --        797,504
     Participant withdrawals            (6,369)            --        (35,597)
   --------------------------------  ---------     ----------     ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT TRANSACTI    228,008             --        761,907
   --------------------------------  ---------     ----------     ----------
   TOTAL INCREASE IN NET ASSETS        237,119             --        768,148
   --------------------------------  ---------     ----------     ----------
   NET ASSETS AT DECEMBER 31, 1998     237,119             --        768,148
   --------------------------------  =========     ==========     ==========
   Changes From Operations:
     Net investment income (loss)       15,958         (1,289)        31,792
     Net realized gain (loss) on
     investments                           429            150        (12,166)
     Net change in unrealized
     appreciation or depreciation o
     investments                        26,389         76,811        (49,719)
   --------------------------------  ---------     ----------     ----------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATI     42,776         75,672        (30,093)
   Change From Unit Transactions:
     Participant purchases             289,746        803,479      1,474,805
     Participant withdrawals           (34,860)       (37,436)      (109,104)
   --------------------------------  ---------     ----------     ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT TRANSACTI    254,886        766,043      1,365,701
   --------------------------------  ---------     ----------     ----------
   TOTAL INCREASE IN NET ASSETS        297,662        841,715      1,335,608
   --------------------------------  ---------     ----------     ----------
   NET ASSETS AT DECEMBER 31, 1999   $ 534,781     $  841,715     $2,103,756
   --------------------------------  =========     ==========     ==========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998 AND THE YEAR ENDED DECEMBER 31, 1999

                                        FIDELITY
                                        VIP III                       JANUS ASPEN
                                        GROWTH          JANUS ASPEN   SERIES                     LN             LN
                                        OPPORTUNITIES   SERIES        WORLDWIDE                  CAPITAL        EQUITY-
                                        SERVICE CLASS   BALANCED      GROWTH        LN BOND      APPRECIATION   INCOME
                                        SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
   -----------------------------------------------------------------------------------------------------------------------
   Changes From Operations:
     Net investment income (loss)        $        --    $       --    $       --    $      --     $       --    $      --
     Net realized gain (loss) on
     investments                                  --            --            --           --             --           --
     Net change in unrealized
     appreciation or depreciation on
     investments                                  --            --            --           --             --           --
   ----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                   --            --            --           --             --           --
   Change From Unit Transactions:
     Participant purchases                        --            --            --           --             --           --
     Participant withdrawals                      --            --            --           --             --           --
   ----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT
      TRANSACTIONS                                --            --            --           --             --           --
   ----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   TOTAL INCREASE IN NET ASSETS                   --            --            --           --             --           --
   ----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   NET ASSETS AT DECEMBER 31, 1998                --            --            --           --             --           --
   ----------------------------------    ===========    ==========    ==========    =========     ==========    =========
   Changes From Operations:
     Net investment income (loss)               (143)       10,893        (1,124)      29,068           (499)          36
     Net realized gain (loss) on
     investments                               2,188         9,778        10,312         (961)         8,084        1,395
     Net change in unrealized
     appreciation or depreciation on
     investments                               3,874        84,840       205,233      (28,119)        44,431        7,515
   ----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS                               5,919       105,511       214,421          (12)        52,016        8,946
   Change From Unit Transactions:
     Participant purchases                   227,211     1,156,698     1,168,743      833,214        500,709      160,167
     Participant withdrawals                 (12,891)      (54,070)      (48,608)     (33,260)       (27,665)      (7,966)
   ----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT
      TRANSACTIONS                           214,320     1,102,628     1,120,135      799,954        473,044      152,201
   ----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   TOTAL INCREASE IN NET ASSETS              220,239     1,208,139     1,334,556      799,942        525,060      161,147
   ----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   NET ASSETS AT DECEMBER 31, 1999       $   220,239    $1,208,139    $1,334,556    $ 799,942     $  525,060    $ 161,147
   ----------------------------------    ===========    ==========    ==========    =========     ==========    =========


                                    LN GLOBAL                                MFS
                                    ASSET        LN MONEY       LN SOCIAL    EMERGING
                                    ALLOCATION   MARKET         AWARENESS    GROWTH
                                    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
   -------------------------------
   Changes From Operations:
     Net investment income (loss)   $      --    $     31,366   $      --    $     (599)
     Net realized gain (loss) on
     investments                           --              --          --         5,876
     Net change in unrealized
     appreciation or depreciation
     investments                           --              --          --        99,056
   -------------------------------  ---------    ------------   ---------    ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS            --          31,366          --       104,333
   Change From Unit Transactions:
     Participant purchases                 --       9,020,245          --       449,620
     Participant withdrawals               --      (4,135,288)         --       (31,756)
   -------------------------------  ---------    ------------   ---------    ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT
      TRANSACTIONS                         --       4,884,957          --       417,864
   -------------------------------  ---------    ------------   ---------    ----------
   TOTAL INCREASE IN NET ASSETS            --       4,916,323          --       522,197
   -------------------------------  ---------    ------------   ---------    ----------
   NET ASSETS AT DECEMBER 31, 1998         --       4,916,323          --       522,197
   -------------------------------  =========    ============   =========    ==========
   Changes From Operations:
     Net investment income (loss)         (32)        190,283         829       (12,705)
     Net realized gain (loss) on
     investments                            1              --       4,360        54,037
     Net change in unrealized
     appreciation or depreciation
     investments                        1,470              --       5,190     1,352,531
   -------------------------------  ---------    ------------   ---------    ----------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS                        1,439         190,283      10,379     1,393,863
   Change From Unit Transactions:
     Participant purchases             37,764      21,708,528     202,020     2,320,043
     Participant withdrawals             (212)    (21,081,024)   (110,803)     (159,802)
   -------------------------------  ---------    ------------   ---------    ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT
      TRANSACTIONS                     37,552         627,504      91,217     2,160,241
   -------------------------------  ---------    ------------   ---------    ----------
   TOTAL INCREASE IN NET ASSETS        38,991         817,787     101,596     3,554,104
   -------------------------------  ---------    ------------   ---------    ----------
   NET ASSETS AT DECEMBER 31, 1999  $  38,991    $  5,734,110   $ 101,596    $4,076,301
   -------------------------------  =========    ============   =========    ==========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998 AND THE YEAR ENDED DECEMBER 31, 1999

                                                                                                     OCC
                                                                           AMT                       ACCUMULATION   OCC
                                                 MFS TOTAL    MFS          MID-CAP      AMT          GLOBAL         ACCUMULATION
                                                 RETURN       UTILITIES    GROWTH       PARTNERS     EQUITY         MANAGED
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
   -----------------------------------------------------------------------------------------------------------------------------
   Changes From Operations:
     Net investment income (loss)                $     (200)  $     (314)  $      --    $      --    $     6,985    $      (122)
     Net realized gain (loss) on investments            103           43          --           --            280             32
     Net change in unrealized appreciation or
     depreciation on investments                      6,369       11,452          --           --         13,659          4,507
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
   NET INCREASE IN NET ASSETS RESULTING FROM
      OPERATIONS                                      6,272       11,181          --           --         20,924          4,417
   Change From Unit Transactions:
     Participant purchases                          142,732      220,459          --           --        140,963        104,839
     Participant withdrawals                         (8,826)     (11,394)         --           --        (13,510)        (7,476)
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
   NET INCREASE IN NET ASSETS RESULTING FROM
      UNIT TRANSACTIONS                             133,906      209,065          --           --        127,453         97,363
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
   TOTAL INCREASE IN NET ASSETS                     140,178      220,246          --           --        148,377        101,780
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
   NET ASSETS AT DECEMBER 31, 1998                  140,178      220,246          --           --        148,377        101,780
   -------------------------------------------   ==========   ==========   =========    =========    ===========    ===========
   Changes From Operations:
     Net investment income (loss)                    17,683       37,338         (54)         (74)        94,889         13,548
     Net realized gain (loss) on investments            319        9,255          40           64          3,350            355
     Net change in unrealized appreciation or
     depreciation on investments                     (4,094)     209,232      11,917        1,746          7,284          7,071
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                      13,908      255,825      11,903        1,736        105,523         20,974
   Change From Unit Transactions:
     Participant purchases                        1,127,962    1,005,547     103,175       62,239        430,399        966,244
     Participant withdrawals                        (82,006)    (113,612)     (3,777)      (4,017)       (30,976)       (51,041)
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
   NET INCREASE IN NET ASSETS RESULTING FROM
      UNIT TRANSACTIONS                           1,045,956      891,935      99,398       58,222        399,423        915,203
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
   TOTAL INCREASE IN NET ASSETS                   1,059,864    1,147,760     111,301       59,958        504,946        936,177
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
   NET ASSETS AT DECEMBER 31, 1999               $1,200,042   $1,368,006   $ 111,301    $  59,958    $   653,323    $ 1,037,957
   -------------------------------------------   ==========   ==========   =========    =========    ===========    ===========


                                                TEMPLETON                    TEMPLETON                    TEMPLETON
                                                ASSET        TEMPLETON       INTERNATIONAL   TEMPLETON    STOCK
                                                ALLOCATION   INTERNATIONAL   CLASS 2         STOCK        CLASS 2
                                                SUBACCOUNT   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT   SUBACCOUNT
   -------------------------------------------
   Changes From Operations:
     Net investment income (loss)               $    (166)    $      (703)    $        --    $     (70)   $      --
     Net realized gain (loss) on investments          120             402              --          124           --
     Net change in unrealized appreciation or
     depreciation on investments                   11,550          53,289              --        1,631           --
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET INCREASE IN NET ASSETS RESULTING FROM
      OPERATIONS                                   11,504          52,988              --        1,685           --
   Change From Unit Transactions:
     Participant purchases                         90,655         779,469              --       39,230           --
     Participant withdrawals                       (1,916)        (30,242)             --       (3,850)          --
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET INCREASE IN NET ASSETS RESULTING FROM
      UNIT TRANSACTIONS                            88,739         749,227              --       35,380           --
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
   TOTAL INCREASE IN NET ASSETS                   100,243         802,215              --       37,065           --
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET ASSETS AT DECEMBER 31, 1998                100,243         802,215              --       37,065           --
   -------------------------------------------  =========     ===========     ===========    =========    =========
   Changes From Operations:
     Net investment income (loss)                  18,563         112,097            (475)       5,227          (27)
     Net realized gain (loss) on investments          977           2,171             690          875            2
     Net change in unrealized appreciation or
     depreciation on investments                   19,172         283,148          31,111       25,689        2,457
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                    38,712         397,416          31,326       31,791        2,432
   Change From Unit Transactions:
     Participant purchases                        184,054       1,639,823         365,049      126,161       55,693
     Participant withdrawals                      (28,408)       (129,805)        (18,857)     (19,687)      (1,700)
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET INCREASE IN NET ASSETS RESULTING FROM
      UNIT TRANSACTIONS                           155,646       1,510,018         346,192      106,474       53,993
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
   TOTAL INCREASE IN NET ASSETS                   194,358       1,907,434         377,518      138,265       56,425
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET ASSETS AT DECEMBER 31, 1999              $ 294,601     $ 2,709,649     $   377,518    $ 175,330    $  56,425
   -------------------------------------------  =========     ===========     ===========    =========    =========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

NOTES TO FINANCIAL STATEMENTS

1.  ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION
    THE VARIABLE ACCOUNT:
    Lincoln Life Flexible Premium Variable Life Account R (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (Lincoln Life) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of Lincoln Life. The Variable Account consist of two products which are listed below.

     SVUL I
     LSVUL

    The assets of the Variable Account are owned by Lincoln Life. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of Lincoln Life.

    BASIS OF PRESENTATION:
    The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

    INVESTMENTS:
    The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of one of forty portfolios of thirteen diversified open-end management investment companies, each portfolio with its own investment objective. The variable subaccounts are:

    AIM Variable Insurance Funds, Inc.:
     AIM V.I. Capital Appreciation Fund
     AIM V.I. Diversified Income Fund
     AIM V.I. Growth Fund
     AIM V.I. International Equity Fund
     AIM V.I. Value Fund

    Baron Capital Funds Trust:
     Baron Capital Asset Fund

    BT Insurance Funds Trust:
     EAFE Equity Index Fund
     Equity 500 Index Fund
     Small Cap Index Fund

    Delaware Group Premium Fund, Inc.:
     Delchester Series
     Devon Series
     Emerging Markets Series
     REIT Series
     Small Cap Value Series
     Trend Series

    Fidelity Variable Insurance Products Fund:
     Equity-Income Portfolio

    Fidelity Variable Insurance Products Fund II:
     Asset Manager Portfolio
     Contrafund Service Class Portfolio
     Investment Grade Bond Portfolio

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED) Fidelity Variable Insurance Products Fund III:
     Growth Opportunities Service Class Portfolio

    Janus Aspen Series:
     Janus Aspen Series Balanced Portfolio
     Janus Aspen Series Worldwide Growth Portfolio

    Lincoln National (LN):
     LN Bond Fund, Inc.
     LN Capital Appreciation Fund, Inc.
     LN Equity-Income Fund, Inc.
     LN Global Asset Allocation Fund, Inc.
     LN Money Market Fund, Inc.
     LN Social Awareness Fund, Inc.

    MFS Variable Insurance Trust:
     MFS Emerging Growth Series
     MFS Total Return Series
     MFS Utilities Series

    Neuberger Berman Advisers Management Trust (AMT):
     AMT Mid-Cap Growth Portfolio
     AMT Partners Portfolio

    OCC Accumulation Trust:
     OCC Accumulation Global Equity Portfolio
     OCC Accumulation Managed Portfolio

    Templeton Variable Products Series Fund:
     Templeton Asset Allocation Fund
     Templeton International Fund
     Templeton International Class 2 Fund
     Templeton Stock Fund
     Templeton Stock Class 2 Fund

    Investments in the variable subaccounts are stated at the closing net asset value per share on December 31, 1999, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

    Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

    DIVIDENDS:
    Dividends paid to the Variable Account are automatically reinvested in shares of the variable subaccounts on the payable date. Dividend income is recorded on the ex-dividend date.

    FEDERAL INCOME TAXES:
    Operations of the Variable Account form a part of and are taxed with operations of Lincoln Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

2. MORTALITY AND EXPENSE GUARANTEES & OTHER TRANSACTIONS WITH AFFILIATES Amounts are paid to Lincoln Life for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The current rate of deduction, stated as an annual percentage, is .80%. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations.

    Prior to the allocation of premiums to the Variable Account, Lincoln Life deducts a premium load of 8% of each premium payment to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by Lincoln Life. The premium loads for the year ended
    December 31, 1999 and for the period ended December 31, 1998 amounted to $2,728,737 and $886,635, respectively.

    Lincoln Life charges a monthly administrative fee of $12.50 in the first policy year and $5 in subsequent policy years. In addition, there is a monthly charge of $0.09 per $1,000 of specified amount for the first twenty years of the policy and for the first twenty years following an increase in specified amount. If the no lapse provision is in effect there will also be a monthly charge of $0.01 per $1,000 of specified amount. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the year ended December 31, 1999 and the period ended December 31, 1998 amounted to $1,309,450 and $188,856, respectively.

    Lincoln Life assumes responsibility for providing the insurance benefit included in the policy. Lincoln Life charges a monthly deduction of the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately for the value of each variable subaccount and/or fixed account funding options. The fixed account is part of the general account of Lincoln Life and is not included in these financial statements. The cost of insurance charges for the year ended December 31, 1999 and the period ended December 31, 1998 amounted to $245,689 and $19,118, respectively.

    Under certain circumstances, Lincoln Life reserves the right to charge a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts. For the year ended December 31, 1999 and the period ended December 31, 1998, no transfer fees were deducted from the variable subaccounts.

    Lincoln Life, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the variable sub-accounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. Full surrender charges and partial surrender administrative charges paid to Lincoln Life attributable to the variable subaccounts for the year ended December 31, 1999 and the period ended December 31, 1998 were $2,725 and $0, respectively.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

3.  NET ASSETS
    The following is a summary of net assets owned at December 31, 1999.

                                                     AIM V.I.        AIM V.I.                     AIM V.I.
                                                     CAPITAL         DIVERSIFIED    AIM V.I.      INTERNATIONAL    AIM V.I.
                                                     APPRECIATION    INCOME         GROWTH        EQUITY           VALUE
                                      COMBINED       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
UNIT TRANSACTIONS:
----------------------------------
Accumulation units                    $47,528,442     $  985,748      $ 807,680     $3,948,372     $   134,779     $4,619,042
----------------------------------    -----------     ----------      ---------     ----------     -----------     ----------
Accumulated net investment income
   (loss)                               1,040,196         31,180         57,093        163,102           4,386         89,055
----------------------------------    -----------     ----------      ---------     ----------     -----------     ----------
Accumulated net realized gain
   (loss) on investments                  290,941         16,931        (17,899)        33,083             528         28,128
----------------------------------    -----------     ----------      ---------     ----------     -----------     ----------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS        6,352,133        409,951        (66,727)       707,599          31,276        769,262
                                      -----------     ----------      ---------     ----------     -----------     ----------
                                      $55,211,712     $1,443,810      $ 780,147     $4,852,156     $   170,969     $5,505,487
                                      ===========     ==========      =========     ==========     ===========     ==========

                                    BARON         BT EAFE
                                    CAPITAL       EQUITY        BT EQUITY     BT SMALL
                                    ASSET         INDEX         500 INDEX     CAP INDEX
                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------
UNIT TRANSACTIONS:
----------------------------------
Accumulation units                  $ 194,350     $ 148,471     $8,768,602    $  95,280
----------------------------------  ---------     ---------     ----------    ---------
Accumulated net investment income
   (loss)                                (225)        7,509         64,687        3,581
----------------------------------  ---------     ---------     ----------    ---------
Accumulated net realized gain
   (loss) on investments                6,139           220         78,549          910
----------------------------------  ---------     ---------     ----------    ---------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS       22,579        17,123      1,085,619        7,446
                                    ---------     ---------     ----------    ---------
                                    $ 222,843     $ 173,323     $9,997,457    $ 107,217
                                    =========     =========     ==========    =========

                                                                  DELAWARE      DELAWARE
                                      DELAWARE      DELAWARE      PREMIUM       PREMIUM       DELAWARE      DELAWARE
                                      PREMIUM       PREMIUM       EMERGING      SMALL CAP     PREMIUM       PREMIUM
                                      DELCHESTER    DEVON         MARKETS       VALUE         REIT          TREND
                                      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
UNIT TRANSACTIONS:
----------------------------------
Accumulation units                    $ 171,558     $  31,112     $ 206,993     $1,136,527    $   4,097     $1,749,782
----------------------------------    ---------     ---------     ---------     ----------    ---------     ----------
Accumulated net investment income
   (loss)                                 1,103           (18)        1,579            590           (8)        (6,822)
----------------------------------    ---------     ---------     ---------     ----------    ---------     ----------
Accumulated net realized gain
   (loss) on investments                   (350)           (4)        2,172          2,039           (2)        29,837
----------------------------------    ---------     ---------     ---------     ----------    ---------     ----------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS           (300)          386        81,669         12,902           18        677,270
                                      ---------     ---------     ---------     ----------    ---------     ----------
                                      $ 172,011     $  31,476     $ 292,413     $1,152,058    $   4,105     $2,450,067
                                      =========     =========     =========     ==========    =========     ==========

                                    FIDELITY      FIDELITY      FIDELITY         FIDELITY
                                    VIP           VIP II        VIP II           VIP II
                                    EQUITY-       ASSET         CONTRAFUND       INVESTMENT
                                    INCOME        MANAGER       SERVICE CLASS    GRADE BOND
                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
----------------------------------
UNIT TRANSACTIONS:
----------------------------------
Accumulation units                  $2,044,294    $ 482,894      $  766,043      $2,127,608
----------------------------------  ----------    ---------      ----------      ----------
Accumulated net investment income
   (loss)                               26,518       15,741          (1,289)         30,936
----------------------------------  ----------    ---------      ----------      ----------
Accumulated net realized gain
   (loss) on investments                 7,737          408             150         (11,907)
----------------------------------  ----------    ---------      ----------      ----------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS        53,181       35,738          76,811         (42,881)
                                    ----------    ---------      ----------      ----------
                                    $2,131,730    $ 534,781      $  841,715      $2,103,756
                                    ==========    =========      ==========      ==========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

3.  NET ASSETS (CONTINUED)

                                      FIDELITY                       JANUS
                                      VIP III          JANUS         ASPEN
                                      GROWTH           ASPEN         SERIES
                                      OPPORTUNITIES    SERIES        WORLDWIDE                   LN CAPITAL      LN EQUITY
                                      SERVICE CLASS    BALANCED      GROWTH        LN BOND       APPRECIATION    INCOME
                                      SUBACCOUNT       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
UNIT TRANSACTIONS:
----------------------------------
Accumulation units                     $   214,320     $1,102,628    $1,120,135    $ 799,954      $  473,044     $ 152,201
----------------------------------     -----------     ----------    ----------    ---------      ----------     ---------
Accumulated net investment income
   (loss)                                     (143)        10,893        (1,124)      29,068            (499)           36
----------------------------------     -----------     ----------    ----------    ---------      ----------     ---------
Accumulated net realized gain
   (loss) on investments                     2,188          9,778        10,312         (961)          8,084         1,395
----------------------------------     -----------     ----------    ----------    ---------      ----------     ---------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS             3,874         84,840       205,233      (28,119)         44,431         7,515
                                       -----------     ----------    ----------    ---------      ----------     ---------
                                       $   220,239     $1,208,139    $1,334,556    $ 799,942      $  525,060     $ 161,147
                                       ===========     ==========    ==========    =========      ==========     =========


                                    LN GLOBAL                                 MFS
                                    ASSET         LN MONEY      LN SOCIAL     EMERGING
                                    ALLOCATION    MARKET        AWARENESS     GROWTH
                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------
UNIT TRANSACTIONS:
----------------------------------
Accumulation units                  $  37,552     $5,512,461    $  91,217     $2,578,105
----------------------------------  ---------     ----------    ---------     ----------
Accumulated net investment income
   (loss)                                 (32)       221,649          829        (13,304)
----------------------------------  ---------     ----------    ---------     ----------
Accumulated net realized gain
   (loss) on investments                    1              -        4,360         59,913
----------------------------------  ---------     ----------    ---------     ----------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS        1,470              -        5,190      1,451,587
                                    ---------     ----------    ---------     ----------
                                    $  38,991     $5,734,110    $ 101,596     $4,076,301
                                    =========     ==========    =========     ==========

                                                                                        OCC
                                                            AMT                         ACCUMULATION    OCC             TEMPLETON
                                MFS TOTAL     MFS           MID-CAP       AMT           GLOBAL          ACCUMULATION    ASSET
                                RETURN        UTILITIES     GROWTH        PARTNERS      EQUITY          MANAGED         ALLOCATION
                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
UNIT TRANSACTIONS:
----------------------------
Accumulation units              $1,179,862    $1,101,000    $  99,398     $  58,222     $   526,876     $ 1,012,566     $ 244,385
----------------------------    ----------    ----------    ---------     ---------     -----------     -----------     ---------
Accumulated net investment
   income (loss)                    17,483        37,024          (54)          (74)        101,874          13,426        18,397
----------------------------    ----------    ----------    ---------     ---------     -----------     -----------     ---------
Accumulated net realized
   gain (loss) on
   investments                         422         9,298           40            64           3,630             387         1,097
----------------------------    ----------    ----------    ---------     ---------     -----------     -----------     ---------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON
   INVESTMENTS                       2,275       220,684       11,917         1,746          20,943          11,578        30,722
                                ----------    ----------    ---------     ---------     -----------     -----------     ---------
                                $1,200,042    $1,368,006    $ 111,301     $  59,958     $   653,323     $ 1,037,957     $ 294,601
                                ==========    ==========    =========     =========     ===========     ===========     =========


                                               TEMPLETON                      TEMPLETON
                              TEMPLETON        INTERNATIONAL    TEMPLETON     STOCK
                              INTERNATIONAL    CLASS 2          STOCK         CLASS 2
                              SUBACCOUNT       SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
----------------------------
UNIT TRANSACTIONS:
----------------------------
Accumulation units             $ 2,259,245      $   346,192     $ 141,854     $  53,993
----------------------------   -----------      -----------     ---------     ---------
Accumulated net investment
   income (loss)                   111,394             (475)        5,157           (27)
----------------------------   -----------      -----------     ---------     ---------
Accumulated net realized
   gain (loss) on
   investments                       2,573              690           999             2
----------------------------   -----------      -----------     ---------     ---------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON
   INVESTMENTS                     336,437           31,111        27,320         2,457
                               -----------      -----------     ---------     ---------
                               $ 2,709,649      $   377,518     $ 175,330     $  56,425
                               ===========      ===========     =========     =========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

4.  PURCHASES AND SALES OF INVESTMENTS
    The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 1999.

                                                                                      AGGREGATE
                                                                 AGGREGATE COST       PROCEEDS FROM
                                                                 OF PURCHASES         SALES
                                                                 ----------------------------------
   AIM V.I. Capital Appreciation Fund                             $   898,561          $   141,201
   ------------------------------------------------------------
   AIM V.I. Diversified Income Fund                                 1,034,132              551,038
   ------------------------------------------------------------
   AIM V.I. Growth Fund                                             4,093,892              494,132
   ------------------------------------------------------------
   AIM V.I. International Equity Fund                                 144,758                5,589
   ------------------------------------------------------------
   AIM V.I. Value Fund                                              4,415,189              301,820
   ------------------------------------------------------------
   Baron Capital Asset Fund                                           251,268               57,139
   ------------------------------------------------------------
   BT EAFE Equity Index Fund                                          161,585                5,601
   ------------------------------------------------------------
   BT Equity 500 Index Fund                                         8,667,623            1,142,078
   ------------------------------------------------------------
   BT Small Cap Index Fund                                            243,302              144,439
   ------------------------------------------------------------
   Delaware Premium Delchester Series                                 205,857               33,558
   ------------------------------------------------------------
   Delaware Premium Devon Series                                       31,264                  169
   ------------------------------------------------------------
   Delaware Premium Emerging Markets Series                            98,908               17,637
   ------------------------------------------------------------
   Delaware Premium Small Cap Value Series                            989,552              106,174
   ------------------------------------------------------------
   Delaware Premium REIT Series                                         4,136                   47
   ------------------------------------------------------------
   Delaware Premium Trend Series                                    1,582,829              186,248
   ------------------------------------------------------------
   Fidelity VIP Equity-Income Portfolio                             1,565,652              108,024
   ------------------------------------------------------------
   Fidelity VIP II Asset Manager Portfolio                            335,521               64,680
   ------------------------------------------------------------
   Fidelity VIP II Contrafund Service Class Portfolio                 774,389                9,617
   ------------------------------------------------------------
   Fidelity VIP II Investment Grade Bond Portfolio                  1,820,932              423,427
   ------------------------------------------------------------
   Fidelity VIP III Growth Opportunities Service Class
   Portfolio                                                          369,606              155,424
   ------------------------------------------------------------
   Janus Aspen Series Balanced Portfolio                            1,341,281              227,735
   ------------------------------------------------------------
   Janus Aspen Series Worldwide Growth Portfolio                    1,271,038              151,999
   ------------------------------------------------------------
   LN Bond Fund                                                       864,566               35,527
   ------------------------------------------------------------
   LN Capital Appreciation Fund                                       564,150               91,594
   ------------------------------------------------------------
   LN Equity-Income Fund                                              275,524              123,284
   ------------------------------------------------------------
   LN Global Asset Allocation Fund                                     37,687                  166
   ------------------------------------------------------------
   LN Money Market Fund                                            18,220,298           17,402,502
   ------------------------------------------------------------
   LN Social Awareness Fund                                           380,863              288,815
   ------------------------------------------------------------
   MFS Emerging Growth Series                                       2,617,099              469,487
   ------------------------------------------------------------
   MFS Total Return Series                                          1,170,589              106,927
   ------------------------------------------------------------
   MFS Utilities Series                                             1,149,028              219,739
   ------------------------------------------------------------
   AMT Mid-Cap Growth Portfolio                                        99,935                  589
   ------------------------------------------------------------
   AMT Partners Portfolio                                              63,580                5,431
   ------------------------------------------------------------
   OCC Accumulation Global Equity Portfolio                           525,174               30,854
   ------------------------------------------------------------
   OCC Accumulation Managed Portfolio                               1,008,995               80,228
   ------------------------------------------------------------
   Templeton Asset Allocation Fund                                    199,675               25,479
   ------------------------------------------------------------
   Templeton International Fund                                     1,720,759               98,602
   ------------------------------------------------------------
   Templeton International Class 2 Fund                               357,482               11,757
   ------------------------------------------------------------
   Templeton Stock Fund                                               125,860               14,157
   ------------------------------------------------------------
   Templeton Stock Class 2 Fund                                        54,114                  147
   ------------------------------------------------------------
                                                                  -----------          -----------
                                                                  $59,736,653          $23,333,061
                                                                  ===========          ===========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

5.  INVESTMENTS
    The following is a summary of investments owned at December 31, 1999.

                                                                                   NET
                                                                 SHARES            ASSET        VALUE OF
                                                                 OUTSTANDING       VALUE        SHARES            COST OF SHARES
                                                                 ---------------------------------------------------------------
   AIM V.I. Capital Appreciation Fund                               40,580         $35.58       $ 1,443,841        $ 1,033,890
   ------------------------------------------------------------
   AIM V.I. Diversified Income Fund                                 77,551          10.06           780,164            846,891
   ------------------------------------------------------------
   AIM V.I. Growth Fund                                            150,457          32.25         4,852,254          4,144,655
   ------------------------------------------------------------
   AIM V.I. International Equity Fund                                5,837          29.29           170,973            139,697
   ------------------------------------------------------------
   AIM V.I. Value Fund                                             164,346          33.50         5,505,605          4,736,343
   ------------------------------------------------------------
   Baron Capital Asset Fund                                         12,541          17.77           222,847            200,268
   ------------------------------------------------------------
   BT EAFE Equity Index Fund                                        12,744          13.60           173,327            156,204
   ------------------------------------------------------------
   BT Equity 500 Index Fund                                        658,608          15.18         9,997,669          8,912,050
   ------------------------------------------------------------
   BT Small Cap Index Fund                                           9,235          11.61           107,219             99,773
   ------------------------------------------------------------
   Delaware Premium Delchester Series                               23,133           7.42           171,649            171,949
   ------------------------------------------------------------
   Delaware Premium Devon Series                                     2,311          13.62            31,477             31,091
   ------------------------------------------------------------
   Delaware Premium Emerging Markets Series                         34,811           8.40           292,419            210,750
   ------------------------------------------------------------
   Delaware Premium Small Cap Value Series                          75,005          15.36         1,152,083          1,139,181
   ------------------------------------------------------------
   Delaware Premium REIT Series                                        473           8.67             4,105              4,087
   ------------------------------------------------------------
   Delaware Premium Trend Series                                    72,790          33.66         2,450,120          1,772,850
   ------------------------------------------------------------
   Fidelity VIP Equity-Income Portfolio                             82,916          25.71         2,131,776          2,078,595
   ------------------------------------------------------------
   Fidelity VIP II Asset Manager Portfolio                          28,645          18.67           534,793            499,055
   ------------------------------------------------------------
   Fidelity VIP II Contrafund Service Class Portfolio               28,926          29.10           841,733            764,922
   ------------------------------------------------------------
   Fidelity VIP II Investment Grade Bond Portfolio                 173,010          12.16         2,103,802          2,146,683
   ------------------------------------------------------------
   Fidelity VIP III Growth Opportunities Service Class
   Portfolio                                                         9,526          23.12           220,244            216,370
   ------------------------------------------------------------
   Janus Aspen Series Balanced Portfolio                            43,272          27.92         1,208,164          1,123,324
   ------------------------------------------------------------
   Janus Aspen Series Worldwide Growth Portfolio                    27,949          47.75         1,334,584          1,129,351
   ------------------------------------------------------------
   LN Bond Fund                                                     69,953          11.44           799,959            828,078
   ------------------------------------------------------------
   LN Capital Appreciation Fund                                     16,687          31.47           525,071            480,640
   ------------------------------------------------------------
   LN Equity-Income Fund                                             7,310          22.05           161,150            153,635
   ------------------------------------------------------------
   LN Global Asset Allocation Fund                                   2,322          16.79            38,992             37,522
   ------------------------------------------------------------
   LN Money Market Fund                                            573,424          10.00         5,734,236          5,734,236
   ------------------------------------------------------------
   LN Social Awareness Fund                                          2,294          44.29           101,598             96,408
   ------------------------------------------------------------
   MFS Emerging Growth Series                                      107,443          37.94         4,076,388          2,624,801
   ------------------------------------------------------------
   MFS Total Return Series                                          67,610          17.75         1,200,068          1,197,793
   ------------------------------------------------------------
   MFS Utilities Series                                             56,624          24.16         1,368,036          1,147,352
   ------------------------------------------------------------
   AMT Mid-Cap Growth Portfolio                                      4,581          24.30           111,303             99,386
   ------------------------------------------------------------
   AMT Partners Portfolio                                            3,053          19.64            59,959             58,213
   ------------------------------------------------------------
   OCC Accumulation Global Equity Portfolio                         39,454          16.56           653,337            632,394
   ------------------------------------------------------------
   OCC Accumulation Managed Portfolio                               23,780          43.65         1,037,980          1,026,402
   ------------------------------------------------------------
   Templeton Asset Allocation Fund                                  12,606          23.37           294,607            263,885
   ------------------------------------------------------------
   Templeton International Fund                                    121,785          22.25         2,709,708          2,373,271
   ------------------------------------------------------------
   Templeton International Class 2 Fund                             17,059          22.13           377,526            346,415
   ------------------------------------------------------------
   Templeton Stock Fund                                              7,189          24.39           175,334            148,014
   ------------------------------------------------------------
   Templeton Stock Class 2 Fund                                      2,323          24.29            56,426             53,969
   ------------------------------------------------------------                                 -----------        -----------
                                                                                                $55,212,526        $48,860,393
                                                                                                ===========        ===========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

6.  NEW INVESTMENT FUNDS
    Effective May 3, 1999, the AIM V.I. International Equity Fund, Baron Capital Asset Fund, BT EAFE Equity Index Fund, BT Small Cap Index Fund, Delaware Premium Delchester Series, Delaware Premium Devon Series, Delaware Premium REIT Series, Fidelity VIP II Contrafund Service Class Portfolio, Fidelity VIP III Growth Opportunities Service Class Portfolio, Janus Aspen Series Balanced Portfolio, Janus Aspen Series Worldwide Growth Portfolio, LN Bond Fund, LN Capital Appreciation Fund, LN Equity-Income Fund, LN Global Asset Allocation Fund, LN Social Awareness Fund, AMT Mid-Cap Growth Portfolio, AMT Partners Portfolio, Templeton International Class 2 Fund and Templeton Stock Class 2 Fund became available as investment options for the Variable Account policyholders.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors of The Lincoln National Life Insurance
Company
and
Contract Owners of Lincoln Life Flexible Premium Variable Life
Account R

We have audited the accompanying statement of assets and liability of Lincoln Life Flexible Premium Variable Life Account R ("Variable Account") (comprised of the AIM V.I. Capital Appreciation, AIM V.I. Diversified Income, AIM V.I. Growth, AIM V.I. International Equity, AIM V.I. Value, Baron Capital Asset, BT EAFE Equity Index, BT Equity 500 Index, BT Small Cap Index, Delaware Premium Delchester, Delaware Premium Devon, Delaware Premium Emerging Markets, Delaware Premium Small Cap Value, Delaware Premium REIT, Delaware Premium Trend, Fidelity VIP Equity-Income, Fidelity VIP II Asset Manager, Fidelity VIP II Contrafund Service Class, Fidelity VIP II Investment Grade Bond, Fidelity VIP III Growth Opportunities Service Class, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Lincoln National Bond, Lincoln National Capital Appreciation, Lincoln National Equity-Income, Lincoln National Global Asset Allocation, Lincoln National Money Market, Lincoln National Social Awareness, MFS Emerging Growth, MFS Total Return, MFS Utilities, Neuberger Berman Advisers Management Trust (AMT) Mid-Cap Growth, Neuberger Berman Advisers Management Trust (AMT) Partners, OCC Accumulation Global Equity, OCC Accumulation Managed, Templeton Variable Products Asset Allocation, Templeton Variable Products International, Templeton Variable Products International Class 2, Templeton Variable Products Stock and Templeton Variable Products Stock Class 2 subaccounts), as of December 31, 1999 and the related statements of operations and changes in net assets for the year ended December 31, 1999 and the period from June 18, 1998 to December 31, 1998. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Flexible Premium Variable Life Account R at December 31, 1999, and the results of their operations and the changes in their net assets for the year ended December 31, 1999 and for the period from June 18, 1998 to December 31, 1998, in conformity with accounting principles generally accepted in the United States.

                                         /s/ Ernst & Young LLP

Fort Wayne, Indiana
March 24, 2000

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

BALANCE SHEETS -- STATUTORY BASIS

                                                              DECEMBER 31
                                                              1999        1998
                                                              ---------   ---------
                                                              (IN MILLIONS)
                                                              ---------------------
ADMITTED ASSETS
CASH AND INVESTMENTS:
Bonds                                                         $22,985.0   $23,830.9
------------------------------------------------------------
Preferred stocks                                                  253.8       236.0
------------------------------------------------------------
Unaffiliated common stocks                                        166.9       259.3
------------------------------------------------------------
Affiliated common stocks                                          604.7       322.1
------------------------------------------------------------
Mortgage loans on real estate                                   4,211.5     3,932.9
------------------------------------------------------------
Real estate                                                       254.0       473.8
------------------------------------------------------------
Policy loans                                                    1,652.9     1,606.0
------------------------------------------------------------
Other investments                                                 426.6       434.4
------------------------------------------------------------
Cash and short-term investments                                 1,409.2     1,725.4
------------------------------------------------------------  ---------   ---------
Total cash and investments                                     31,964.6    32,820.8
------------------------------------------------------------
Premiums and fees in course of collection                         115.8        33.3
------------------------------------------------------------
Accrued investment income                                         435.3       432.8
------------------------------------------------------------
Reinsurance recoverable                                           199.0       171.6
------------------------------------------------------------
Funds withheld by ceding companies                                 73.5        53.7
------------------------------------------------------------
Federal income taxes recoverable from parent company               61.6        64.7
------------------------------------------------------------
Goodwill                                                           43.1        49.5
------------------------------------------------------------
Other admitted assets                                              66.7        89.3
------------------------------------------------------------
Separate account assets                                        46,105.1    36,907.0
------------------------------------------------------------  ---------   ---------
Total admitted assets                                         $79,064.7   $70,622.7
------------------------------------------------------------  =========   =========

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                             $12,184.0   $12,310.6
------------------------------------------------------------
Other policyholder funds                                       16,589.5    16,647.5
------------------------------------------------------------
Amounts withheld or retained by Company as agent or trustee       364.0       897.6
------------------------------------------------------------
Funds held under reinsurance treaties                             796.9       795.8
------------------------------------------------------------
Asset valuation reserve                                           490.9       484.5
------------------------------------------------------------
Interest maintenance reserve                                       72.3       159.7
------------------------------------------------------------
Other liabilities                                                 627.0       504.5
------------------------------------------------------------
Short-term loan payable to parent company                         205.0       140.0
------------------------------------------------------------
Net transfers due from separate accounts                         (896.5)     (789.0)
------------------------------------------------------------
Separate account liabilities                                   46,105.1    36,907.0
------------------------------------------------------------  ---------   ---------
Total liabilities                                              76,538.2    68,058.2
------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $2.50 par value:
  Authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                          25.0        25.0
------------------------------------------------------------
Surplus notes due to Lincoln National Corporation               1,250.0     1,250.0
------------------------------------------------------------
Paid-in surplus                                                 1,942.6     1,930.1
------------------------------------------------------------
Unassigned surplus -- deficit                                    (691.1)     (640.6)
------------------------------------------------------------  ---------   ---------
Total capital and surplus                                       2,526.5     2,564.5
------------------------------------------------------------  ---------   ---------
Total liabilities and capital and surplus                     $79,064.7   $70,622.7
------------------------------------------------------------  =========   =========

See accompanying notes.                                                      S-1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              1999        1998        1997
                                                              ---------   ---------   --------
                                                              (IN MILLIONS)
                                                              --------------------------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                         $ 7,273.6   $12,737.6   $5,589.0
------------------------------------------------------------
Net investment income                                           2,203.2     2,107.2    1,847.1
------------------------------------------------------------
Amortization of interest maintenance reserve                       29.1        26.4       41.5
------------------------------------------------------------
Commissions and expense allowances on reinsurance ceded           472.3       179.9       99.7
------------------------------------------------------------
Expense charges on deposit funds                                  146.5       134.6      119.3
------------------------------------------------------------
Separate account investment management and administration
service fees                                                      473.9       396.3      325.5
------------------------------------------------------------
Other income                                                       88.8        31.3       21.3
------------------------------------------------------------  ---------   ---------   --------
Total revenues                                                 10,687.4    15,613.3    8,043.4
------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                                8,504.9    13,964.1    4,522.1
------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses         1,618.3     2,919.4    3,053.9
------------------------------------------------------------  ---------   ---------   --------
Total benefits and expenses                                    10,123.2    16,883.5    7,576.0
------------------------------------------------------------  ---------   ---------   --------
Gain (loss) from operations before dividends to
policyholders, income taxes and net realized gain on
investments                                                       564.2    (1,270.2)     467.4
------------------------------------------------------------
Dividends to policyholders                                         80.3        67.9       27.5
------------------------------------------------------------  ---------   ---------   --------
Gain (loss) from operations before federal income taxes and
net realized gain on investments                                  483.9    (1,338.1)     439.9
------------------------------------------------------------
Federal income taxes (credit)                                      85.4      (141.0)      78.3
------------------------------------------------------------  ---------   ---------   --------
Gain (loss) from operations before net realized gain on
investments                                                       398.5    (1,197.1)     361.6
------------------------------------------------------------
Net realized gain on investments, net of income tax expense
and excluding net transfers to the interest maintenance
reserve                                                           114.4        46.8       31.3
------------------------------------------------------------  ---------   ---------   --------
Net income (loss)                                             $   512.9   $(1,150.3)  $  392.9
------------------------------------------------------------  =========   =========   ========

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              1999       1998       1997
                                                              --------   --------   --------
                                                              (IN MILLIONS)
                                                              ------------------------------
Capital and surplus at beginning of year                      $2,564.5   $2,968.4   $1,868.0
------------------------------------------------------------

CAPITAL AND SURPLUS INCREASE (DECREASE):
Net income (loss)                                                512.9   (1,150.3)     392.9
------------------------------------------------------------
Difference in cost and admitted investment amounts              (101.9)    (304.8)     (36.2)
------------------------------------------------------------
Nonadmitted assets                                               (22.9)     (17.1)      (0.4)
------------------------------------------------------------
Regulatory liability for reinsurance                              26.0      (35.2)      (3.9)
------------------------------------------------------------
Gain on reinsurance of disability income business                 71.8         --         --
------------------------------------------------------------
Life policy reserve valuation basis                                 --       (0.4)      (0.9)
------------------------------------------------------------
Asset valuation reserve                                           (6.4)     (34.5)     (36.9)
------------------------------------------------------------
Proceeds from surplus notes from shareholder                        --    1,250.0         --
------------------------------------------------------------
Paid-in surplus, including contribution of common stock of
affiliated company in 1997                                        12.5      108.4      938.4
------------------------------------------------------------
Separate account receivable due to change in valuation              --         --       (2.6)
------------------------------------------------------------
Dividends to shareholder                                        (530.0)    (220.0)    (150.0)
------------------------------------------------------------  --------   --------   --------
Capital and surplus at end of year                            $2,526.5   $2,564.5   $2,968.4
------------------------------------------------------------  ========   ========   ========

See accompanying notes.                                                      S-3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              1999        1998         1997
                                                              ---------   ----------   ---------
                                                              (IN MILLIONS)
                                                              ----------------------------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received   $ 7,671.1   $ 13,495.2   $ 6,364.3
------------------------------------------------------------
Allowances and reserve adjustments paid on reinsurance ceded      (19.9)      (632.4)     (649.2)
------------------------------------------------------------
Investment income received                                      2,168.6      2,003.9     1,798.8
------------------------------------------------------------
Separate account investment management and administration
service fees                                                      470.6        396.3       325.5
------------------------------------------------------------
Benefits paid                                                  (8,699.4)    (7,395.8)   (5,345.2)
------------------------------------------------------------
Insurance expenses paid                                        (1,734.5)    (2,909.7)   (3,193.0)
------------------------------------------------------------
Proceeds related to sale of disability income business             71.8           --          --
------------------------------------------------------------
Federal income taxes recovered (paid)                             (81.2)        84.2       (87.0)
------------------------------------------------------------
Dividends to policyholders                                        (82.8)       (12.9)      (28.4)
------------------------------------------------------------
Other income received and expenses paid, net                      252.1        207.0        (8.7)
------------------------------------------------------------  ---------   ----------   ---------
Net cash provided by (used in) operating activities                16.4      5,235.8      (822.9)
------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                      6,557.7     10,926.5    12,142.6
------------------------------------------------------------
Purchase of investments                                        (5,940.8)   (16,950.0)  (10,345.0)
------------------------------------------------------------
Other sources (uses) including reinsured policy loans            (497.0)      (778.3)      529.1
------------------------------------------------------------  ---------   ----------   ---------
Net cash provided by (used in) investing activities               119.9     (6,801.8)    2,326.7
------------------------------------------------------------

FINANCING ACTIVITIES
Surplus paid-in                                                    12.5        108.4          --
------------------------------------------------------------
Proceeds from surplus notes from shareholder                         --      1,250.0          --
------------------------------------------------------------
Proceeds from borrowings from shareholder                         205.0        140.0       120.0
------------------------------------------------------------
Repayment of borrowings from shareholder                         (140.0)      (120.0)     (100.0)
------------------------------------------------------------
Dividends paid to shareholder                                    (530.0)      (220.0)     (150.0)
------------------------------------------------------------  ---------   ----------   ---------
Net cash provided by (used in) financing activities              (452.5)     1,158.4      (130.0)
------------------------------------------------------------  ---------   ----------   ---------
Net increase (decrease) in cash and short-term investments       (316.2)      (407.6)    1,373.8
------------------------------------------------------------
Cash and short-term investments at beginning of year            1,725.4      2,133.0       759.2
------------------------------------------------------------  ---------   ----------   ---------
Cash and short-term investments at end of year                $ 1,409.2   $  1,725.4   $ 2,133.0
------------------------------------------------------------  =========   ==========   =========

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

    ORGANIZATION AND OPERATIONS
    The Lincoln National Life Insurance Company (the "Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in Indiana. As of December 31, 1999, the Company owned 100% of the outstanding common stock of four insurance company subsidiaries and four non-insurance subsidiaries. The Company also owned 85% of the common stock of an Internet distributor of variable annuities.

    The Company's principal businesses consist of underwriting annuities, deposit-type contracts and life and health insurance through multiple distribution channels and the reinsurance of individual and group life and health business. The Company is licensed and sells its products in 49 states, Canada and several U.S. territories.

    USE OF ESTIMATES
    The nature of the insurance and investment management businesses requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from those estimates.

    BASIS OF PRESENTATION
    The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Insurance Department"), which practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

    INVESTMENTS
    Bonds and preferred stocks are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds and preferred stocks are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

    Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is classified as a real estate investment rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

    Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by a NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pre-tax basis in the period in which the asset giving rise to the gain or loss is sold and writedowns are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

    SUBSIDIARIES
    The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP. Under statutory accounting principles, the Company's insurance subsidiaries are carried at their statutory-basis net equity and the non-insurance subsidiaries are carried at their GAAP-basis net equity, adjusted for certain items which would be non-admitted under statutory accounting principles. Both insurance subsidiaries and non-insurance subsidiaries are presented in the balance sheet as investments in affiliated common stocks.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    POLICY ACQUISITION COSTS
    The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

    NONADMITTED ASSETS
    Certain assets designated as "nonadmitted," principally furniture and equipment and certain receivables, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

    PREMIUMS
    Revenues for universal life policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue.

    Premiums and deposits with respect to annuity and other investment-type contracts are reported as premium revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

    BENEFIT RESERVES
    Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of income; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

    REINSURANCE
    Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, all assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

    A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Insurance Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

    Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

    Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    INCOME TAXES
    Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

    POLICYHOLDER DIVIDENDS
    Policyholder dividends are recognized when declared rather than over the term of the related policies.

    SURPLUS NOTES DUE TO LNC
    Surplus notes due to LNC are reported as surplus rather than as liabilities. On a statutory-basis, interest on surplus notes is not accrued until approval is received from the Indiana Insurance Commissioner; whereas, under GAAP, interest would be accrued periodically based on the outstanding principal and the interest rate.

    STATEMENTS OF CASH FLOWS
    Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

    A reconciliation of the Company's net income (loss) and capital and surplus determined on a statutory-basis with amounts determined in accordance with GAAP is as follows:

                                              CAPITAL AND SURPLUS             NET INCOME (LOSS)
                                              ----------------------------------------------------------------------
                                              DECEMBER 31                     YEAR ENDED DECEMBER 31
                                              1999            1998            1999            1998            1997
                                              ----------------------------------------------------------------------
                                              (IN MILLIONS)
                                              ----------------------------------------------------------------------
   Amounts reported on a statutory-basis      $ 2,526.5       $ 2,564.5       $   512.9       $(1,150.3)      $392.9
   -----------------------------------------
   GAAP adjustments:
     Deferred policy acquisition costs,
       present value of future profits and
       non-admitted goodwill                    3,628.2         3,085.2           135.0            48.5        (98.9)
      --------------------------------------
     Policy and contract reserves              (1,943.1)       (2,299.9)          (97.9)        1,743.4        (48.6)
      --------------------------------------
     Interest maintenance reserve                  72.3           159.7           (86.6)           24.4         58.7
      --------------------------------------
     Deferred income taxes                        244.5           181.6          (117.4)         (218.6)        70.3
      --------------------------------------
     Policyholders' share of earnings and
       surplus on participating business         (122.7)         (132.8)           (1.8)            3.2          5.3
      --------------------------------------
     Asset valuation reserve                      490.9           484.5              --              --           --
      --------------------------------------
     Net realized gain (loss) on investments     (186.4)         (174.1)          (32.4)         (116.7)       (20.4)
      --------------------------------------
     Unrealized gain (loss) on investments       (555.2)        1,335.1              --              --           --
      --------------------------------------
     Nonadmitted assets, including
       nonadmitted investments                    139.6           119.1              --              --           --
      --------------------------------------
     Investments in subsidiary companies          460.9           490.4            39.1            41.3        (80.5)
      --------------------------------------
     Surplus notes and related interest        (1,250.0)       (1,251.5)            1.5            (1.5)          --
      --------------------------------------
     Other, net                                   (61.0)         (120.1)          129.8           103.6        (35.0)
      --------------------------------------  ---------       ---------       ---------       ---------       ------
   Net increase (decrease)                        918.0         1,877.2           (30.7)        1,627.6       (149.1)
   -----------------------------------------  ---------       ---------       ---------       ---------       ------
   Amounts on a GAAP basis                    $ 3,444.5       $ 4,441.7       $   482.2       $   477.3       $243.8
   -----------------------------------------  =========       =========       =========       =========       ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    Other significant accounting practices are as follows:

    INVESTMENTS
    Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the interest method.

    Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

    Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair values.

    Preferred stocks are reported at cost or amortized cost.

    Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains (losses) are reported in unassigned surplus without adjustment for federal income taxes.

    Policy loans are reported at unpaid balances.

    The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments on a basis consistent with that of the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items or deferred in IMR, where applicable, and are amortized over the remaining lives of the hedged items as adjustments to investment income. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The premiums paid for interest rate caps and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the respective derivative.

    Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. government obligations and foreign exchange risk. Moreover, the derivatives used are designated as a hedge and reduce the indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items are sold, terminated or matured, the change in value of the derivatives is included in net income.

    Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments. Real estate is reported at depreciated cost.

    Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly in unassigned surplus.

    LOANED SECURITIES
    Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, the Company will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in the Company's balance sheet in accordance with accounting guidance for secured borrowings and collateral. The Company's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

    GOODWILL
    Goodwill, which represents the excess, subject to certain limitations, of the ceding commission over statutory-basis net assets of business purchased

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years.

    PREMIUMS
    Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

    BENEFITS
    Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenerios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

    The tabular interest, tabular less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

    Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

    CLAIMS AND CLAIM ADJUSTMENT EXPENSES
    Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

    REINSURANCE CEDED AND ASSUMED
    Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on investments managed by the Company are reported in net investment income.

    PENSION BENEFITS
    Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

    INCOME TAXES
    The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

    STOCK OPTIONS
    The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1.  SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES (CONTINUED)
    LNC's common stock at the grant date, or other measurement date, over the amount an employee or agent must pay to acquire the stock.

    ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
    ACCOUNTS
    Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for variable life and variable annuity contracts and for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in income from separate account investment management and administration service fees. Mortality charges on variable universal life contracts are included in income from expense charges on deposit funds. Fees charged relative to variable annuity and variable universal life administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from separate account investment management and administration service fees.

2.  PERMITTED STATUTORY ACCOUNTING PRACTICES
    The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Department. "Prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's ACCOUNTING PRACTICES AND PROCEDURES MANUAL and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future.

    In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory-basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of Indiana must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time, it is anticipated that Indiana will adopt Codification, however, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS
    The major categories of net investment income are as follows:

                                                                 YEAR ENDED DECEMBER 31
                                                                 1999           1998           1997
                                                                 --------------------------------------
                                                                 (IN MILLIONS)
                                                                 --------------------------------------
   Income:
     Bonds                                                       $1,840.6       $1,714.3       $1,524.4
   ------------------------------------------------------------
     Preferred stocks                                                20.3           19.7           23.5
   ------------------------------------------------------------
     Unaffiliated common stocks                                       6.3           10.6            8.3
   ------------------------------------------------------------
     Affiliated common stocks                                         7.8            5.2           15.0
   ------------------------------------------------------------
     Mortgage loans on real estate                                  321.0          323.6          257.2
   ------------------------------------------------------------
     Real estate                                                     57.8           81.4           92.2
   ------------------------------------------------------------
     Policy loans                                                   101.7           86.5           37.5
   ------------------------------------------------------------
     Other investments                                               50.6           26.5           28.2
   ------------------------------------------------------------
     Cash and short-term investments                                 95.9          104.7           70.3
   ------------------------------------------------------------  --------       --------       --------
   Total investment income                                        2,502.0        2,372.5        2,056.6
   ------------------------------------------------------------
   Expenses:
     Depreciation                                                    14.4           19.3           21.0
   ------------------------------------------------------------
     Other                                                          284.4          246.0          188.5
   ------------------------------------------------------------  --------       --------       --------
   Total investment expenses                                        298.8          265.3          209.5
   ------------------------------------------------------------  --------       --------       --------
   Net investment income                                         $2,203.2       $2,107.2       $1,847.1
   ------------------------------------------------------------  ========       ========       ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                                        COST OR         GROSS            GROSS
                                                        AMORTIZED       UNREALIZED       UNREALIZED       FAIR
                                                        COST            GAINS            LOSSES           VALUE
                                                        -----------------------------------------------------------
                                                        (IN MILLIONS)
                                                        -----------------------------------------------------------
   At December 31, 1999:
     Corporate                                          $17,758.4        $  229.6          $763.0         $17,225.0
      ------------------------------------------------
     U.S. government                                        316.8            29.6            21.5             324.9
      ------------------------------------------------
     Foreign government                                     984.5            49.8            39.9             994.4
      ------------------------------------------------
     Mortgage-backed                                      3,913.7            46.2           139.0           3,820.9
      ------------------------------------------------
     State and municipal                                     11.6              --              .5              11.1
      ------------------------------------------------  ---------        --------          ------         ---------
                                                        $22,985.0        $  355.2          $963.9         $22,376.3
                                                        =========        ========          ======         =========

   At December 31, 1998:
     Corporate                                          $17,658.4        $1,159.8          $148.2         $18,670.0
      ------------------------------------------------
     U.S. government                                        900.7            88.8             3.4             986.1
      ------------------------------------------------
     Foreign government                                     947.8            59.9            61.2             946.5
      ------------------------------------------------
     Mortgage-backed                                      4,312.1           171.6            33.4           4,450.3
      ------------------------------------------------
     State and municipal                                     11.9              .7              --              12.6
      ------------------------------------------------  ---------        --------          ------         ---------
                                                        $23,830.9        $1,480.8          $246.2         $25,065.5
                                                        =========        ========          ======         =========

    The carrying amounts of bonds in the balance sheets at December 31, 1999 and 1998 reflect adjustments of $38,900,000 and $11,800,000, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC ("SVO") designating certain investments as in or near default.

    A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1999, by contractual maturity, is as follows:

                                                                 COST OR
                                                                 AMORTIZED       FAIR
                                                                 COST            VALUE
                                                                 -------------------------
                                                                 (IN MILLIONS)
                                                                 -------------------------
   Maturity:
     In 2000                                                     $   598.0       $   599.2
   ------------------------------------------------------------
     In 2001-2004                                                  4,359.8         4,313.4
   ------------------------------------------------------------
     In 2005-2009                                                  6,636.0         6,392.9
   ------------------------------------------------------------
     After 2009                                                    7,477.5         7,249.9
   ------------------------------------------------------------
     Mortgage-backed securities                                    3,913.7         3,820.9
   ------------------------------------------------------------  ---------       ---------
   Total                                                         $22,985.0       $22,376.3
   ------------------------------------------------------------  =========       =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

    Proceeds from sales of investments in bonds during 1999, 1998 and 1997 were $5,351,400,000, $9,395,000,000 and
    $9,715,000,000, respectively. Gross gains during 1999, 1998 and 1997 of $95,400,000, $186,300,000 and $218,100,000,
    respectively, and gross losses of $195,500,000, $138,000,000 and $78,000,000, respectively, were realized on those sales.

    At December 31, 1999 and 1998, investments in bonds, with an admitted asset value of $116,500,000 and $97,800,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

    Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in unassigned surplus and are not reported in the statutory-basis Statements of Operations. The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in unaffiliated common stocks and preferred stocks are as follows:

                                                           COST OR         GROSS            GROSS
                                                           AMORTIZED       UNREALIZED       UNREALIZED       FAIR
                                                           COST            GAINS            LOSSES           VALUE
                                                           --------------------------------------------------------
                                                           (IN MILLIONS)
                                                           --------------------------------------------------------
   At December 31, 1999:
     Preferred stocks                                       $253.8           $ 1.3            $31.5          $223.6
      ---------------------------------------------------
     Unaffiliated common stocks                              150.4            34.2             17.7           166.9
      ---------------------------------------------------
   At December 31, 1998:
     Preferred stocks                                       $236.0           $ 8.9            $ 2.4          $242.5
      ---------------------------------------------------
     Unaffiliated common stocks                              223.3            62.0             26.0           259.3
      ---------------------------------------------------

    The carrying amount of preferred stocks in the balance sheets at December 31, 1999 and 1998 reflects adjustments of $4,100,000 and $5,800,000, respectively, to decrease amortized cost as a result of the SVO designating certain investments as low or lower quality.

    During 1999, the minimum and maximum lending rates for mortgage loans were 6.5% and 11.5%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    Components of the Company's investments in real estate are summarized as follows:

                                                                 DECEMBER 31
                                                                 1999         1998
                                                                 -------------------
                                                                 (IN MILLIONS)
                                                                 -------------------
   Occupied by the Company:
     Land                                                        $  2.5       $  2.5
   ------------------------------------------------------------
     Buildings                                                     11.1          9.0
   ------------------------------------------------------------
     Less accumulated depreciation                                 (2.2)        (1.7)
   ------------------------------------------------------------  ------       ------
   Net real estate occupied by the Company                         11.4          9.8
   ------------------------------------------------------------
   Other:
     Land                                                          46.2         93.2
   ------------------------------------------------------------
     Buildings                                                    226.8        413.0
   ------------------------------------------------------------
     Other                                                          4.7          7.9
   ------------------------------------------------------------
     Less accumulated depreciation                                (35.1)       (50.1)
   ------------------------------------------------------------  ------       ------
   Net other real estate                                          242.6        464.0
   ------------------------------------------------------------  ------       ------
   Net real estate                                               $254.0       $473.8
   ------------------------------------------------------------  ======       ======

    Net realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                                 1999         1998         1997
                                                                 --------------------------------
                                                                 (IN MILLIONS)
                                                                 --------------------------------
   Net realized capital gains                                    $ 20.8       $179.7       $209.3
   ------------------------------------------------------------
   Less amount transferred to IMR (net of related taxes
   (credits) of ($31.4), $27.3 and $54.0 in 1999, 1998 and
   1997, respectively)                                            (58.3)        50.8        100.2
   ------------------------------------------------------------  ------       ------       ------
                                                                   79.1        128.9        109.1
   Less federal income taxes (credits) on realized gains          (35.3)        82.1         77.8
   ------------------------------------------------------------  ------       ------       ------
   Net realized capital gains after transfer to IMR and taxes
   (credits)                                                     $114.4       $ 46.8       $ 31.3
   ------------------------------------------------------------  ======       ======       ======

4.  SUBSIDIARIES
    The Company owns 100% of the outstanding common stock of four insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn"), Lincoln National Health & Casualty Insurance Company ("LNH&C"), Lincoln National Reassurance Company ("LNRAC") and Lincoln Life & Annuity Company of New York ("LNY"). The Company also owns 100% of the outstanding common stock of four non-insurance company subsidiaries: Lincoln National Insurance Associates ("LNIA"), Sagemark Consulting, Inc. ("Sagemark"), Wakefield Tower Alpha Limited ("Wakefield"), and Lincoln Realty Capital

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4.  SUBSIDIARIES (CONTINUED)
    Corporation ("LRCC"). The Company also owns 85% of one non-insurance company subsidiary, AnnuityNet, Inc.
    (AnnuityNet). Statutory-basis financial information related to the insurance subsidiaries is summarized as follows (in millions):

                                                              DECEMBER 31, 1999
                                                              -------------------------------------------------
                                                              FIRST
                                                              PENN           LNH&C        LNRAC        LNY
                                                              -------------------------------------------------
   Cash and invested assets                                   $1,318.7       $434.6       $443.6       $1,888.6
   ---------------------------------------------------------
   Other assets                                                   40.6        55.5         492.6          403.1
   ---------------------------------------------------------  --------       ------       ------       --------
   Total admitted assets                                      $1,359.3       $490.1       $936.2       $2,291.7
   ---------------------------------------------------------  ========       ======       ======       ========

   Insurance reserves                                         $1,242.2       $394.4       $261.4       $1,802.4
   ---------------------------------------------------------
   Other liabilities                                              44.3        27.9         614.4           25.6
   ---------------------------------------------------------
   Liabilities related to separate accounts                         --          --            --          328.8
   ---------------------------------------------------------
   Capital and surplus                                            72.8        67.8          60.4          134.9
   ---------------------------------------------------------  --------       ------       ------       --------
   Total liabilities and capital and surplus                  $1,359.3       $490.1       $936.2       $2,291.7
   ---------------------------------------------------------  ========       ======       ======       ========

                                                                YEAR ENDED DECEMBER 31, 1999
                                                                -----------------------------------------------
                                                                FIRST
                                                                PENN         LNH&C        LNRAC        LNY
                                                                -----------------------------------------------
   Revenues                                                     $332.7       $263.3       $ 88.4       $  313.3
   -----------------------------------------------------------
   Expenses                                                      329.0       346.9          75.4          291.4
   -----------------------------------------------------------
   Net realized gains (losses)                                      --          --            .2           (2.0)
   -----------------------------------------------------------  ------       ------       ------       --------
   Net income (loss)                                            $  3.7       $(83.6)      $ 13.2       $   19.9
   -----------------------------------------------------------  ======       ======       ======       ========

                                                               DECEMBER 31, 1998
                                                               -------------------------------------------------
                                                               FIRST
                                                               PENN           LNH&C        LNRAC        LNY
                                                               -------------------------------------------------
   Cash and invested assets                                    $1,221.1       $333.9       $403.6       $1,938.0
   ----------------------------------------------------------
   Other assets                                                    40.3        31.3        490.0           270.2
   ----------------------------------------------------------  --------       ------       ------       --------
   Total admitted assets                                       $1,261.4       $365.2       $893.6       $2,208.2
   ----------------------------------------------------------  ========       ======       ======       ========

   Insurance reserves                                          $1,149.8       $266.3       $281.8       $1,814.5
   ----------------------------------------------------------
   Other liabilities                                               42.0        24.0        553.7            45.1
   ----------------------------------------------------------
   Liabilities related to separate accounts                          --          --           --           236.9
   ----------------------------------------------------------
   Capital and surplus                                             69.6        74.9         58.1           111.7
   ----------------------------------------------------------  --------       ------       ------       --------
   Total liabilities and capital and surplus                   $1,261.4       $365.2       $893.6       $2,208.2
   ----------------------------------------------------------  ========       ======       ======       ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4.  SUBSIDIARIES (CONTINUED)

                                                                YEAR ENDED DECEMBER 31, 1998
                                                                ------------------------------------------------
                                                                FIRST
                                                                PENN         LNH&C         LNRAC        LNY
                                                                ------------------------------------------------
   Revenues                                                     $310.4       $ 165.0       $150.3       $1,402.6
   -----------------------------------------------------------
   Expenses                                                      310.6         164.4       139.5         1,656.1
   -----------------------------------------------------------
   Net realized gains (losses)                                    (0.3)          0.9        (0.1)           (0.7)
   -----------------------------------------------------------  ------       -------       ------       --------
   Net income (loss)                                            $ (0.5)      $   1.5       $10.7        $ (254.2)
   -----------------------------------------------------------  ======       =======       ======       ========

    AnnuityNet was formed in 1998 for the distribution of variable annuities over the Internet and is valued on the equity method (at 85% of GAAP equity) with an admitted asset value of $2,400,000 at December 31, 1999. LNIA was purchased in 1998 for $600,000 and is valued on the equity method with an admitted asset value of $800,000 at December 31, 1999. Sagemark is a broker dealer and was acquired in connection with a reinsurance transaction completed in 1998. Sagemark is valued on the equity method with an admitted asset value of $6,400,000 at December 31, 1999. Wakefield was formed in 1999 to engage in the ownership and management of investments and is valued on the equity method with an admitted asset value of $248,300,000. Wakefield's assets as of December 31, 1999 consist entirely of investments in bonds. LRCC was formed in 1999 to engage in the management of certain real estate investments. It was capitalized with cash and three real estate investments of $12,700,000 and is valued on the equity method with an admitted asset value of $10,900,000.

    The carrying value of all affiliated common stocks, was $604,700,000 and $322,100,000 at December 31, 1999 and 1998,
    respectively. The insurance affiliates are carried at statutory-basis net equity while other affiliates are recorded at GAAP-basis net equity, adjusted for certain items which would be non-admitted under statutory accounting principles. The cost basis of investments in subsidiaries as of December 31, 1999 and 1998 was $970,700,000 and
    $631,100,000, respectively.

    During 1999, 1998 and 1997 the Company's insurance subsidiaries paid dividends of $5,200,000, $5,200,000 and $15,000,000, respectively.

5.  FEDERAL INCOME TAXES
    The effective federal income tax rate in the accompanying Statements of Operations differs from the prevailing statutory tax rate principally due to tax-exempt investment income, dividends received tax deductions and differences between statutory accounting and tax return recognition relative to policy acquisition costs, policy and contract liabilities and reinsurance ceding commissions.

    In 1999, 1998 and 1997, federal income tax expense (benefit) incurred totaled $85,400,000, ($141,000,000) and
    $78,300,000, respectively. In 1999, capital losses of $151,700,000 were incurred, and carried back to recover taxes paid in prior years.

    The Company paid $45,300,000, $2,300,000 and $164,500,000 to
    LNC in 1999, 1998 and 1997, respectively, in federal income taxes.

    Under prior income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." The Company has approximately $187,000,000 of untaxed "Policyholders' Surplus" on which no payment of federal

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5.  FEDERAL INCOME TAXES (CONTINUED)
    income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account became taxable under the current federal income tax rate, the tax would be approximately $65,500,000.

6.  SUPPLEMENTAL FINANCIAL DATA
    The balance sheet caption "Reinsurance recoverable" includes amounts recoverable from other insurers for claims paid by the Company. The balance sheet caption, "Future policy benefits and claims," and the balance sheet caption "Other policyholder funds" have been reduced for insurance ceded as follows:

                                                                 DECEMBER 31
                                                                 1999           1998
                                                                 -----------------------
                                                                 (IN MILLIONS)
                                                                 -----------------------
   Insurance ceded                                               $5,340.0       $4,081.8
   ------------------------------------------------------------
   Amounts recoverable from other insurers                           81.2           79.9
   ------------------------------------------------------------

    Reinsurance transactions, excluding assumption reinsurance, included in the income statement caption, "Premiums and deposits," are as follows:

                                                                 YEAR ENDED DECEMBER 31
                                                                 1999           1998           1997
                                                                 ------------------------------------
                                                                 (IN MILLIONS)
                                                                 ------------------------------------
   Insurance assumed                                             $2,606.5       $9,018.9       $727.2
   ------------------------------------------------------------
   Insurance ceded                                                1,675.1          877.1        302.9
   ------------------------------------------------------------  --------       --------       ------
   Net amount included in premiums                               $  931.4       $8,141.8       $424.3
   ------------------------------------------------------------  ========       ========       ======

    The income statement caption, "Benefits and settlement expenses," is net of reinsurance recoveries of $2,609,000,000, $2,098,800,000 and $1,240,500,000 for 1999,
    1998 and 1997, respectively.

    Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                                                 DECEMBER 31
                                                                 1999            1998
                                                                 -------------------------
                                                                 (IN MILLIONS)
                                                                 -------------------------
   Premium deposit funds                                         $16,208.3       $16,285.2
   ------------------------------------------------------------
   Undistributed earnings on participating business                  346.9           348.4
   ------------------------------------------------------------
   Other                                                              34.3            13.9
   ------------------------------------------------------------  ---------       ---------
                                                                 $16,589.5       $16,647.5
                                                                 =========       =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

6.  SUPPLEMENTAL FINANCIAL DATA (CONTINUED)
    Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Premiums and fees in course of collection," are as follows:

                                                                 DECEMBER 31, 1999
                                                                 ---------------------------------
                                                                                           NET OF
                                                                 GROSS       LOADING       LOADING
                                                                 ---------------------------------
                                                                 (IN MILLIONS)
                                                                 ---------------------------------
   Ordinary new business                                         $10.8        $ 7.3         $ 3.5
   ------------------------------------------------------------
   Ordinary renewal                                               54.2          6.8          47.4
   ------------------------------------------------------------
   Group life                                                     13.7           .1          13.6
   ------------------------------------------------------------  -----        -----         -----
                                                                 $78.7        $14.2         $64.5
                                                                 =====        =====         =====

                                                                 DECEMBER 31, 1998
                                                                 ---------------------------------
                                                                                           NET OF
                                                                 GROSS       LOADING       LOADING
                                                                 ---------------------------------
                                                                 (IN MILLIONS)
                                                                 ---------------------------------
   Ordinary new business                                         $ 9.5        $ 3.4         $ 6.1
   ------------------------------------------------------------
   Ordinary renewal                                              (13.7)        11.3         (25.0)
   ------------------------------------------------------------
   Group life                                                     14.2           .2          14.0
   ------------------------------------------------------------  -----        -----         -----
                                                                 $10.0        $14.9         $(4.9)
                                                                 =====        =====         =====

7.  ANNUITY RESERVES
    At December 31, 1999, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                 AMOUNT          PERCENT
                                                                 -----------------------
                                                                 (IN MILLIONS)
                                                                 -----------------------
   Subject to discretionary withdrawal with adjustment:
     With market value adjustment                                $ 2,427.7           4%
   ------------------------------------------------------------
     At book value, less surrender charge                          2,237.3           3
   ------------------------------------------------------------
     At market value                                              44,076.2          68
   ------------------------------------------------------------  ---------         ---
                                                                  48,741.2          75
   Subject to discretionary withdrawal without adjustment at
   book value with minimal or no charge or adjustment             13,486.5          21
   ------------------------------------------------------------
   Not subject to discretionary withdrawal                         2,622.4           4
   ------------------------------------------------------------  ---------         ---
   Total annuity reserves and deposit fund                        64,850.1         100%
   ------------------------------------------------------------                    ===
   Less reinsurance                                                1,548.0
   ------------------------------------------------------------  ---------
   Net annuity reserves and deposit fund liabilities, including
   separate accounts                                             $63,302.1
   ------------------------------------------------------------  =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8.  CAPITAL AND SURPLUS
    In 1998, the Company issued two surplus notes to LNC in return for cash of $1,250,000,000. The first note for $500,000,000 was issued to LNC in connection with the CIGNA Corporation ("CIGNA")indemnity reinsurance transaction on January 5, 1998. This note calls for the Company to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,315,700,000 at December 31, 1999), and subject to approval by the Indiana Insurance Commissioner.

    The second note for $750,000,000 was issued on December 18, 1998 to LNC in connection with the Aetna, Inc. ("Aetna") indemnity reinsurance transaction. This note calls for the Company to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,379,600,000 at December 31, 1999), and subject to approval by the Indiana Insurance Commissioner.

    A summary of the terms of these surplus notes follows (in millions):

                                                     PRINCIPAL                      INCEPTION       ACCRUED
                                                   OUTSTANDING AT                    TO DATE      INTEREST AT
                                    PRINCIPAL       DECEMBER 31,    CURRENT YEAR    INTEREST     DECEMBER 31,
DATE ISSUED                       AMOUNT OF NOTE        1999        INTEREST PAID     PAID           1999
-----------                       --------------   --------------   -------------   ---------   ---------------
January 5, 1998                       $500.0           $500.0           $32.8         $65.1     $            --
--------------------------------
December 18, 1998                      750.0            750.0            46.7          46.7                  --
--------------------------------

    Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1999, the Company exceeds the RBC requirements.

    The payment of dividends by the Company is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Indiana Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations. In January 1998, the Company assumed a block of individual life insurance and annuity business from CIGNA and in October 1998, the Company assumed a block of individual life insurance business from Aetna (SEE NOTE 10). The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related ceding commission was expensed in the accompanying Statement of Operations and resulted in the reduction of unassigned surplus. As a result of these transactions, the Company's statutory-basis unassigned surplus is negative as of December 31, 1999 and it will be necessary for the Company to obtain prior approval of the Indiana Insurance Commissioner before paying any dividends to LNC until such time as statutory-basis unassigned surplus is positive. The time frame for unassigned surplus to return to a positive position is dependent upon future statutory earnings and dividends paid to LNC. Although no assurance can be given, management believes that the approvals for the payment of such dividends in amounts consistent with those paid in the past can be obtained.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

9.  EMPLOYEE BENEFIT PLANS
    LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full premium costs. This change to the plan resulted in a one-time curtailment gain of $1,400,000 in 1999. The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis financial Statements of Operations or financial position for any of the periods shown.

    LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options granted under the stock option incentive plans are at the market value at the date of grants and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death and are exercisable one year from the date of grant for options issued prior to 1992. Options issued subsequent to 1991 are exercisable in 25% increments on the option issuance anniversary in the four years following issuance.

    As of December 31, 1999, there were 2,072,087 and 1,397,005 shares of LNC common stock subject to options granted to Company employees and agents, respectively, under the stock option incentive plans of which 919,749 and 241,097, respectively, were exercisable on that date. The exercise prices of the outstanding options range from $12.50 to $56.75. During 1999, 1998 and 1997, there were 318,421, 136,469 and 170,789 options exercised, respectively, and 82,024, 18,288 and 1,846 options forfeited, respectively.

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES
    DISABILITY INCOME CLAIMS
    The liability for disability income claims net of the related asset for amounts recoverable from reinsurers at December 31, 1999 and 1998 is $221,600,000 and $670,100,000, respectively. This liability is based on the assumption that the recent experience will continue in the future. If incidence levels and/or claim termination rates fluctuate significantly from the assumptions underlying reserves, adjustments to reserves could be required in the future. Accordingly, this liability may prove to be deficient or excessive. The Company reviews reserve levels on an ongoing basis. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

    During 1997, the Company conducted an in-depth review of loss experience on its disability income business. As a result of this study, the reserve level was deemed to be inadequate to meet future obligations if current incident levels were to continue in the future. In order to address this situation, the Company strengthened its disability income reserves by $80,000,000 in 1997.

    PERSONAL ACCIDENT PROGRAMS
    In the past, the Company and its wholly owned subsidiary, LNH&C, accepted personal accident reinsurance programs from other insurance companies. Most of these programs were presented by independent brokers who represented the ceding companies. Certain excess-of-loss personal accident reinsurance programs created in the London market during 1993 through 1996 have produced and have potential to produce significant losses. The liabilities for these programs, net of related assets recoverable from reinsurers, were $174,700,000 and $177,400,000 at December 31, 1999 and 1998, respectively.

    Settlement activities relating to the Company's participation in workers' compensation carve-out (i.e., life and health risks associated with workers' compensation coverage) programs managed by Unicover Managers, Inc. have allowed the Company to evaluate the possibility of settlements and to estimate its potential costs to settle Unicover-related exposures. As of December 31, 1999, a liability of $62,200,000 has been established for the

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) settlement of the Company's exposure to the Unicover programs.

    These amounts are based on various estimates that are subject to considerable uncertainty. Accordingly, the liabilities may prove to be deficient or excessive. However, it is management's opinion that future developments in these programs will not materially affect the financial position of the Company.

    HMO EXCESS-OF-LOSS REINSURANCE PROGRAMS
    In light of the continued volatility in the HMO excess-of-loss line of business, LNH&C discontinued writing new HMO excess-of-loss reinsurance programs in the third quarter of 1999. The liability for HMO claims, net of the related assets for amounts recoverable from reinsurers, was $101,900,000 and $55,900,000 at December 31, 1999 and 1998, respectively. LNH&C reviews reserve levels on an ongoing basis. The liability is based on the assumption that recent experience will continue in the future. If claims and loss ratios fluctuate significantly from the assumptions underlying the reserves, adjustments to reserves could be required in the future. Accordingly, the liability may prove to be deficient or excessive. However, it is management's opinion that such future developments will not materially affect the financial position of the Company.

    MARKETING AND COMPLIANCE MATTERS
    Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

    GROUP PENSION ANNUITIES
    The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

    LEASES
    The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25 year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods.

    Total rental expense on operating leases in 1999, 1998 and 1997 was $38,900,000, $34,000,000 and $29,300,000, respectively. Future minimum rental commitments are as follows (in millions):

   2000                              $ 28.7
   --------------------------------
   2001                                28.8
   --------------------------------
   2002                                27.5
   --------------------------------
   2003                                26.2
   --------------------------------
   2004                                26.5
   --------------------------------
   Thereafter                         123.5
   --------------------------------  ------
                                     $261.2
                                     ======

    INFORMATION TECHNOLOGY COMMITMENT
    In February 1998, the Company signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) operations. Total costs incurred in 1999 and 1998 were $67,400,000 and $54,800,000, respectively. Future minimum annual costs range from $33,600,000 to $56,800,000, however future costs are dependent on usage and could exceed these amounts.

    INSURANCE CEDED AND ASSUMED
    The Company cedes insurance to other companies, including certain affiliates. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. The Company limits its maximum coverage that it retains on an individual to $10,000,000. Portions of the Company's deferred annuity business have also been coinsured with other companies to limit its exposure to interest rate risks. At December 31, 1999, the reserves associated with these reinsurance arrangements totaled $1,422,800,000. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

    Proceeds from the sale of common stock of American States Financial Corporation ("American States") and proceeds from the January 5, 1998 surplus note, were used to finance an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance and annuity business from CIGNA. The Company paid $1,264,400,000 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $1,127,700,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $4,780,300,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities.

    In connection with the completion of the CIGNA reinsurance transaction, the Company recorded a charge of $31,000,000 to cover certain costs of integrating the existing operations with the new block of business.

    In 1999, the Company and CIGNA reached an agreement through arbitration on the final statutory-basis values of the assets and liabilities reinsured. As a result, the Company's ceding commission for this transaction was reduced by $58.6 million.

    Subsequent to this transaction, the Company and LNY announced that they had reached an agreement to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998.

    On October 1, 1998, the Company and LNY entered into an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance business from Aetna. The Company paid $856,300,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $815,300,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $2,813,800,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities. The Company financed this reinsurance transaction with proceeds from short-term debt borrowings from LNC until the December 18, 1998 surplus note was approved by the Insurance Department. Subsequent to the Aetna transaction, the Company and LNY announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000. The retrocession agreement closed on October 14, 1998 with an effective date of October 1, 1998.

    On November 1, 1999, the Company closed its previously announced agreement to transfer a block of disability income business to MetLife. Under this indemnity reinsurance agreement, the Company transferred $490,800,000 of cash to MetLife representing the statutory reserves transferred on this business less $17,800,000 of purchase price consideration. A gain on the reinsurance transaction of $71,800,000 was recorded directly in unassigned

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) surplus and will be recognized in statutory earnings over the life of the business.

    The Company assumes insurance from other companies, including certain affiliates. At December 31, 1999, the Company provided $270,000,000 of statutory-basis surplus relief to other insurance companies under reinsurance transactions. The Company retroceded 100% of this accepted surplus relief to its off-shore reinsurance affiliates. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

    The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $17,300,000 and $43,400,000 at December 31, 1999 and 1998, respectively.

    VULNERABILITY FROM CONCENTRATIONS
    At December 31, 1999, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 1999, 29% of such mortgages ($1,212,700,000) involved properties located in Texas and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $70,000,000.

    At December 31, 1999, the Company did not have a concentration of:
    1) business transactions with a particular customer, lender or distributor;
    2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

    OTHER CONTINGENCY MATTERS
    The Company is involved in various pending or threatened legal proceedings arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for certain claims in excess of $5,000,000. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these proceedings will not have a material adverse affect on the financial position of the Company.

    With the recent filing of a lawsuit alleging fraud in the sale of interest sensitive universal and whole life insurance policies, the Company now has several such actions pending. While each of these lawsuits seeks class action status, the court has not certified a class in any of them. In each of these lawsuits, plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. While relief sought in these lawsuits is substantial, they are in the discovery stages of litigation, and it is premature to make assessments about potential loss, if any. Management intends to defend these lawsuits vigorously. The amount of liability, if any, which may arise as a result of these lawsuits cannot be reasonably estimated at this time. In another lawsuit, a settlement has been preliminarily approved by the court, and a class has been conditionally certified for settlement purposes. Two other similar lawsuits previously have been resolved and dismissed.

    The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

    GUARANTEES
    The Company has guarantees with off-balance-sheet risks whose contractual amounts represent

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) credit exposure. Outstanding guarantees with off-balance-sheet risks at December 31, 1999 relate to mortgage loan pass-through certificates. The Company has sold commercial mortgage loans through grantor trusts that issued pass-through certificates. The Company has agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. The outstanding guarantees as of December 31, 1999 and 1998 were $25,900,000 and $30,900,000, respectively.
    It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default the impact would not be material to the Company. Accordingly, both the carrying value and fair value of these guarantees is zero at December 31, 1999 and 1998.

    DERIVATIVES
    The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. government obligations, commodity risk, credit risk and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items being hedged by such contracts.

    Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                       ASSETS (LIABILITIES)
                                                                       ------------------------------------------------
                                         NOTIONAL OR                   CARRYING       FAIR         CARRYING       FAIR
                                         CONTRACT AMOUNTS              VALUE          VALUE        VALUE          VALUE
                                         ------------------------------------------------------------------------------
                                         DECEMBER 31                   DECEMBER 31                 DECEMBER 31
                                         1999           1998           1999           1999         1998           1998
                                         ------------------------------------------------------------------------------
                                         (IN MILLIONS)
                                         ------------------------------------------------------------------------------
   Interest rate derivatives:
     Interest rate cap agreements        $2,508.8       $4,108.8        $ 5.2         $  3.2        $ 9.3         $  .9
      ---------------------------------
     Swaptions                            1,837.5        1,899.5         12.2           10.8         16.2           2.5
      ---------------------------------
     Interest rate swaps                    630.9          258.3           --          (19.5)          --           9.9
      ---------------------------------
     Put options                             21.3           21.3           --            1.9           --           2.2
      ---------------------------------  --------       --------        -----         ------        -----         -----
                                          4,998.5        6,287.9         17.4           (3.6)        25.5          15.5
   Foreign currency derivatives:
     Forward contracts                         --            1.5           --             --           --            --
      ---------------------------------
     Foreign currency swaps                  44.2           47.2           --            (.4)          --            .3
      ---------------------------------  --------       --------        -----         ------        -----         -----
                                             44.2           48.7           --            (.4)          --            .3
   Commodity derivatives:
     Commodity swaps                           --            8.1           --             --           --           2.4
      ---------------------------------  --------       --------        -----         ------        -----         -----
                                         $5,042.7       $6,344.7        $17.4         $ (4.0)       $25.5         $18.2
                                         ========       ========        =====         ======        =====         =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)
    A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is as follows:

                                                            INTEREST RATE CAPS            SWAPTIONS
                                                            -----------------------------------------------------
                                                            1999           1998           1999           1998
                                                            -----------------------------------------------------
                                                            (IN MILLIONS)
                                                            -----------------------------------------------------
   Balance at beginning of year                             $4,108.8       $4,900.0       $1,899.5       $1,752.0
   -------------------------------------------------------
   New contracts                                                  --          708.8             --          218.3
   -------------------------------------------------------
   Terminations and maturities                              (1,600.0)      (1,500.0)         (62.0)         (70.8)
   -------------------------------------------------------  --------       --------       --------       --------
   Balance at end of year                                   $2,508.8       $4,108.8       $1,837.5       $1,899.5
   -------------------------------------------------------  ========       ========       ========       ========

                                                                      INTEREST RATE SWAPS
                                                                      -----------------------
                                                                      1999          1998
                                                                      -----------------------
   Balance at beginning of year                                       $ 258.3       $    10.0
   ------------------------------------------------------------
   New contracts                                                        482.4         2,226.6
   ------------------------------------------------------------
   Terminations and maturities                                         (109.8)       (1,978.3)
   ------------------------------------------------------------       -------       ---------
   Balance at end of year                                             $ 630.9       $   258.3
   ------------------------------------------------------------       =======       =========

                                                                                         COMMODITY
                                                                 PUT OPTIONS             SWAPS
                                                                 ----------------------------------------
                                                                 1999        1998        1999        1998
                                                                 ----------------------------------------
   Balance at beginning of year                                  $21.3       $  --       $ 8.1       $ --
   ------------------------------------------------------------
   New contracts                                                    --        21.3          --        8.1
   ------------------------------------------------------------
   Terminations and maturities                                      --          --        (8.1)        --
   ------------------------------------------------------------  -----       -----       -----       ----
   Balance at end of year                                        $21.3       $21.3       $  --       $8.1
   ------------------------------------------------------------  =====       =====       =====       ====

                                                                 FOREIGN CURRENCY DERIVATIVES
                                                                 (FOREIGN INVESTMENTS)
                                                                 -------------------------------------------
                                                                                           FOREIGN CURRENCY
                                                                                           SWAPS
                                                                 FOREIGN EXCHANGE
                                                                 -------------------------------------------
                                                                 FORWARD CONTRACTS
                                                                 1999        1998          1999        1998
                                                                 -------------------------------------------
                                                                 (IN MILLIONS)
                                                                 -------------------------------------------
   Balance at beginning of year                                  $ 1.5       $ 163.1       $47.2       $15.0
   ------------------------------------------------------------
   New contracts                                                   2.7         419.8          --        39.2
   ------------------------------------------------------------
   Terminations and maturities                                    (4.2)       (581.4)       (3.0)       (7.0)
   ------------------------------------------------------------  -----       -------       -----       -----
   Balance at end of year                                        $  --       $   1.5       $44.2       $47.2
   ------------------------------------------------------------  =====       =======       =====       =====

    INTEREST RATE CAP AGREEMENTS
    The interest rate cap agreements, which expire in 2000 through 2006, entitle the Company to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of the Company's interest rate cap agreement program is to protect its annuity line of business from the effect of rising interest rates. The

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) premium paid for the interest rate caps is included in other investments (amortized costs of $5.2 million as of December 31, 1999) and is being amortized over the terms of the agreements. This amortization is included in net investment income.
    SWAPTIONS
    Swaptions, which expire in 2000 through 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of the Company's swaption program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the swaptions is included in other investments (amortized cost of $12.2 million as of December 31, 1999) and is being amortized over the terms of the agreements. This amortization is included in net investment income.
    SPREAD LOCK AGREEMENTS
    Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified government security is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity government security and the price sensitivity of the swap at that time. The purpose of the Company's spread-lock program is to protect a portion of its fixed maturity securities against widening of spreads. While spreadlocks are used periodically, there are no spreadlock agreements outstanding at December 31, 1999.
    INTEREST RATE SWAP AGREEMENTS
    The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price, level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty to the agreement the stream of variable interest payments based on the coupon payments hedged bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net receipts/payments from interest rate swaps are recorded in net investment income. The Company also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the anticipated purchase of assets to support newly acquired blocks of business or to extend the duration of certain portfolios of assets. Once the assets are purchased the gains (losses) resulting from the termination of the swap agreements will be applied to the basis of the assets. The gains (losses) will be recognized in earnings over the life of the assets. The anticipated purchase of assets related to extending the duration of certain portfolios of assets is expected to be completed in 2000.
    PUT OPTIONS
    The Company uses put options, combined with various perpetual fixed income securities, and interest rate swaps to replicate fixed income, fixed maturity investments. The risk being hedged is a drop in bond prices due to credit concerns with international bond issuers. The put options allow the Company to put the bonds back to the counterparties at original par.
    FOREIGN CURRENCY DERIVATIVES
    The Company uses a combination of foreign exchange forward contracts and foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of currency at a future date at a specified exchange rate. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a fixed rate of exchange in the future.
    COMMODITY SWAPS
    The Company used a commodity swap to hedge its exposure to fluctuations in the price of gold. A commodity swap is a contractual agreement to exchange a certain amount of a particular commodity for a fixed amount of cash. The Company owned a fixed income security that met its coupon

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) payment obligations in gold bullion. The Company is obligated to pay to the counterparty the gold bullion, and in return, receives from the counterparty a stream of fixed income payments. The fixed income payments were the product of the swap notional multiplied by the fixed rate stated in the swap agreement. The net receipts or payments from commodity swaps were recorded in net investment income. The fixed income security was called in the third quarter of 1999 and the commodity swap expired.
    ADDITIONAL DERIVATIVE INFORMATION
    Expenses for the agreements and contracts described above amounted to $6,200,000, $10,000,000 and $7,000,000 in 1999, 1998 and 1997, respectively.
    Deferred gains of $100,000 as of December 31, 1999, were the result of terminated interest rate swaps. These gains are included with the related fixed maturity securities to which the hedge applied or as deferred liabilities and are being amortized over the life of such securities.
    The Company is exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, the Company does not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in the Company's favor. At
    December 31, 1999, the exposure was $8,500,000.
11. FAIR VALUE OF FINANCIAL INSTRUMENTS
    The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.
    BONDS AND UNAFFILIATED COMMON STOCK
    Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of unaffiliated common stocks are based on quoted market prices.
    PREFERRED STOCK
    Fair values of preferred stock are based on quoted market prices, where available. For preferred stock not actively traded, fair values are based on values of issues of comparable yield and quality.
    MORTGAGE LOANS ON REAL ESTATE
    The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.
    POLICY LOANS
    The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using
    Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.
    OTHER INVESTMENTS AND CASH AND SHORT-TERM INVESTMENTS
    The carrying values for assets classified as other investments and cash and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.
    INVESTMENT-TYPE INSURANCE CONTRACTS
    The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e.,

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) deposit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.
    The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of "investment-type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed.
    SHORT-TERM DEBT
    For short-term debt, the carrying value approximates fair value.
    SURPLUS NOTES DUE TO LNC
    Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.
    GUARANTEES
    The Company's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status, which indicates none of the loans are delinquent, the fair value liability for the guarantees related to the mortgage loan pass-through certificates is zero.
    DERIVATIVES
    The Company employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the foreign currency exchange contracts and industry standard models that are commercially available for interest rate cap agreements, swaptions, spread lock agreements, interest rate swaps, commodity swaps and put options.
    INVESTMENT COMMITMENTS
    Fair values for commitments to make investment in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments. SEPARATE ACCOUNTS
    Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                    DECEMBER 31
                                                    -------------------------------------------------------------
                                                    1999                              1998
                                                    -------------------------------------------------------------
                                                    CARRYING                          CARRYING
   ASSETS (LIABILITIES)                             VALUE            FAIR VALUE       VALUE            FAIR VALUE
   --------------------------------------------------------------------------------------------------------------
                                                    (IN MILLIONS)
                                                    -------------------------------------------------------------
   Bonds                                            $ 22,985.0       $ 22,376.3       $ 23,830.9       $ 25,065.5
   -----------------------------------------------
   Preferred stocks                                      253.8            223.6            236.0            242.5
   -----------------------------------------------
   Unaffiliated common stocks                            166.9            166.9            259.3            259.3
   -----------------------------------------------
   Mortgage loans on real estate                       4,211.5          4,104.0          3,932.9          4,100.1
   -----------------------------------------------
   Policy loans                                        1,652.9          1,770.5          1,606.0          1,685.9
   -----------------------------------------------
   Other investments                                     426.6            426.6            434.4            434.4
   -----------------------------------------------
   Cash and short-term investments                     1,409.2          1,409.2          1,725.4          1,725.4
   -----------------------------------------------
   Investment-type insurance contracts:
     Deposit contracts and certain guaranteed
       interest contracts                            (17,730.4)       (17,364.3)       (17,845.8)       (17,486.4)
      --------------------------------------------
     Remaining guaranteed interest and similar
       contracts                                        (454.7)          (465.1)          (714.4)          (738.2)
      --------------------------------------------
   Short-term debt                                      (205.0)          (205.0)          (140.0)          (140.0)
   -----------------------------------------------
   Surplus notes due to LNC                           (1,250.0)        (1,022.1)        (1,250.0)        (1,335.1)
   -----------------------------------------------
   Derivatives                                            17.4             (4.0)            25.5             18.2
   -----------------------------------------------
   Investment commitments                                   --             (0.8)              --              (.6)
   -----------------------------------------------
   Separate account assets                            46,105.1         46,105.1         36,907.0         36,907.0
   -----------------------------------------------
   Separate account liabilities                      (46,105.1)       (46,105.1)       (36,907.0)       (36,907.0)
   -----------------------------------------------

12. ACQUISITIONS AND SALES OF SUBSIDIARIES
    In 1997, LNC contributed 25,000,000 shares of common stock of American States to the Company. American States is a property casualty insurance holding company of which LNC owned 83.3%. The contributed common stock was accounted for as a capital contribution equal to the fair value of the common stock received by the Company. Subsequently, the American States common stock owned by the Company, along with all other American States common stock owned by LNC and its affiliates, was sold. The Company received proceeds from the sale in the amount of $1,175,000,000. The Company recognized no gain or loss on the sale of its portion of the common stock due to the receipt of the stock at fair value. The proceeds from this sale of stock were used to partially finance the CIGNA indemnity reinsurance transaction.
13. TRANSACTIONS WITH AFFILIATES
    A wholly owned subsidiary of LNC, Lincoln Life and Annuity
    Distributors, Inc. ("LLAD"), has a nearly exclusive general agent's contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LLAD override commissions of $60,400,000 and $76,700,000 in 1999 and 1998, respectively, and override commissions and operating expense allowances of $61,600,000 in 1997. LLAD incurred expenses of $113,400,000, $102,400,000 and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

13. TRANSACTIONS WITH AFFILIATES (CONTINUED)
    $5,500,000 in 1999, 1998 and 1997, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse. Effective in January 1998, the Company and LLAD agreed to increase the override commission expense and eliminate the operating expense allowance.
    Cash and short-term investments at December 31, 1999 and 1998 include the Company's participation in a short-term investment pool with LNC of $390,300,000 and $383,600,000, respectively. Related investment income amounted to $16,700,000, $16,800,000 and $15,500,000 in 1999, 1998 and 1997,
    respectively. Short-term loan payable to parent company at December 31, 1999 and 1998 represent notes payable to LNC.
    The Company provides services to and receives services from affiliated companies which resulted in a net payment of $49,400,000, $92,100,000 and $48,500,000 in 1999, 1998 and 1997, respectively.
    The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                           YEAR ENDED DECEMBER 31
                           1999     1998     1997
                           ------------------------
                           (IN MILLIONS)
                           ------------------------
   Insurance assumed       $ 19.7   $ 13.7   $ 11.9
   ----------------------
   Insurance ceded          777.6    290.1    100.3

    The balance sheets include reinsurance balances with affiliated companies as follows:

                             DECEMBER 31
                             1999           1998
                             -----------------------
                             (IN MILLIONS)
                             -----------------------
   Future policy benefits
   and claims assumed
                             $  413.7       $  197.3
   ------------------------
   Future policy benefits
   and claims ceded           1,680.4        1,125.0
   ------------------------
   Amounts recoverable on
   paid and unpaid losses       146.4           84.2
   ------------------------
   Reinsurance payable on
   paid losses                    8.8            6.0
   ------------------------
   Funds held under
   reinsurance treaties --
   net liability              2,106.4        1,375.4
   ------------------------

    Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $917,300,000 and $318,300,000 at December 31, 1999 and 1998,
    respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 1999 and 1998, LNC had guaranteed $818,900,000 and $237,000,000, respectively, of these letters of credit. At December 31, 1999 and 1998, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $118,800,000 and $122,400,000, respectively, for statutory surplus relief received under financial reinsurance ceded agreements.
14. SEPARATE ACCOUNTS
    Separate account assets held by the Company consist primarily of long-term bonds, common stocks, short-term investments and mutual funds and are carried at market value. Substantially none of the separate accounts have any minimum guarantees and the investment risks associated with market

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

14. SEPARATE ACCOUNTS (CONTINUED)
    value changes are borne entirely by the policyholder.
    Separate account premiums, deposits and other considerations amounted to $4,572,600,000, $3,953,300,000 and $4,821,800,000 in 1999, 1998 and 1997,
    respectively. Reserves for separate accounts with assets at fair value were $45,198,900,000 and $36,145,900,000 at December 31, 1999 and 1998,
    respectively. All reserves are subject to discretionary withdrawal at market value.

    A reconciliation of transfers to (from) separate accounts is as follows:

                                                                 YEAR ENDED DECEMBER 31
                                                                 1999        1998            1997
                                                                 -------------------------------------
                                                                 (IN MILLIONS)
                                                                 -------------------------------------
   Transfers as reported in the Summary of Operations of the
   various separate accounts:
     Transfers to separate accounts                              $ 4,573.2   $ 3,954.9       $ 4,824.0
   ------------------------------------------------------------
     Transfers from separate accounts                             (4,933.8)   (4,069.8)       (2,943.8)
   ------------------------------------------------------------  ---------   ---------       ---------
   Net transfers to (from) separate accounts as reported in the
   Summary of Operations                                         $  (360.6)  $  (114.9)      $ 1,880.2
   ------------------------------------------------------------  =========   =========       =========

15. CENTURY COMPLIANCE (UNAUDITED)
    The Year 2000 issue was complex and affected many aspects of the Company's business. The Company was particularly concerned with Year 2000 issues that related to the Company's computer systems and interfaces with the computer systems of vendors, suppliers, customers and business partners. From 1996 through 1999 the Company and its operating subsidiaries redirected a large portion of internal Information Technology ("IT") efforts and contracted with outside consultants to update systems to address Year 2000 issues. Experts were engaged to assist in developing work plans and cost estimates and to complete remediation activities.
    For the year ended December 31, 1999, the Company identified expenditures of $39,500,000 to address this issue. This brings the expenditures for 1996 through 1999 to $75,300,000. Because updating systems and procedures is an integral part of the Company's on-going operations, most of the expenditures shown above are expected to continue after all Year 2000 issues have been resolved. All Year 2000 expenditures have been funded from operating cash flows.
    The scope of the overall Year 2000 program included the following four major project areas: 1) addressing the readiness of business applications, operating systems and hardware on mainframe, personal computer and local area network platforms (IT); 2) addressing the readiness of non-IT embedded software and equipment (non-IT); 3) addressing the readiness of key business partners and 4) establishing Year 2000 contingency plans. The Company completed these projects prior to year-end.
    The Company's businesses have not identified any major problems in their business processing. Minor problems have been resolved quickly. The Company's businesses have not experienced any significant interruption in service to clients or business partners or in reporting to regulators.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (the "Company"), a wholly owned subsidiary of Lincoln National Corporation, as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of The Lincoln National Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

                                         /s/ Ernst & Young LLP

Fort Wayne, Indiana
January 31, 2000

                                  PROSPECTUS 2

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

HOME OFFICE LOCATION:
1300 SOUTH CLINTON STREET
P.O. BOX 1110
FORT WAYNE, INDIANA 46802
(800) 454-6265

ADMINISTRATIVE OFFICE
PERSONAL SERVICE CENTER MVLI
350 CHURCH STREET
HARTFORD, CT 06103-1106
(800) 444-2363

--------------------------------------------------------------------------------

               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
              BENEFITS PAYABLE ON DEATH OF SECOND OF TWO INSUREDS
--------------------------------------------------------------------------------


    This Prospectus describes LSVUL, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "Company", "we", "us", "our"). The Policy provides death benefits when the second of the two named Insureds dies (a "Second Death Policy").


    The Policy features include:

                        - flexible premium payments;

                        - a choice of one of two death benefit options; and

                        - a choice of underlying investment options.

    It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with the Policy. This Prospectus and the Prospectuses of the Funds, furnished with this Prospectus, should be read carefully to understand the Policy being offered.

    You may allocate net premiums to the Sub-Accounts of our Flexible Premium Variable Life Account R ("Separate Account"). Each Sub-Account invests in one of the Funds listed below:

AIM VARIABLE INSURANCE FUNDS
AIM V.I. Growth Fund
AIM V.I. International Equity Fund
AIM V.I. Value Fund
AMERICAN FUNDS INSURANCE SERIES
(ALSO KNOWN AS AMERICAN VARIABLE
INSURANCE SERIES)
Global Small Capitalization Fund -- Class 2
Growth Fund -- Class 2
Growth-Income Fund -- Class 2
BARON CAPITAL FUNDS TRUST
Baron Capital Asset Fund -- Insurance Shares
DEUTSCHE ASSET MANAGEMENT VIT FUNDS
(FORMERLY BT INSURANCE FUNDS TRUST)
EAFE-Registered Trademark- Equity Index Fund
Equity 500 Index Fund
Small Cap Index Fund
DELAWARE GROUP PREMIUM FUND
Devon Series -- Standard Class
Emerging Markets Series -- Standard Class
High Yield Series -- Standard Class
(formerly Delchester Series)
REIT Series -- Standard Class
Small Cap Value Series -- Standard Class
Trend Series -- Standard Class
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Growth Portfolio -- Service Class
High Income Portfolio -- Service Class
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Contrafund Portfolio -- Service Class
FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
Growth Opportunities Portfolio -- Service Class
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Growth Securities Fund -- Class 2
(formerly Templeton Stock Fund)
Templeton International Securities Fund -- Class 2
(formerly Templeton International Fund)
JANUS ASPEN SERIES
Janus Aspen Balanced Portfolio -- Institutional Shares
Janus Aspen Global Technology Portfolio -- Service Shares
Janus Aspen Worldwide Growth Portfolio -- Institutional Shares
LINCOLN NATIONAL (LN)
LN Bond Fund, Inc.
LN Capital Appreciation Fund, Inc.
LN Equity-Income Fund, Inc.
LN Global Asset Allocation Fund, Inc.
LN Money Market Fund, Inc.
LN Social Awareness Fund, Inc.
MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST
MFS Emerging Growth Series
MFS Total Return Series
MFS Utilities Series
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
AMT Mid-Cap Growth Portfolio
AMT Partners Portfolio

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.

                         PROSPECTUS DATED: MAY 1, 2000

                               TABLE OF CONTENTS


CONTENTS                                  PAGE
--------                                --------
HIGHLIGHTS............................      3
  Initial Choices To Be Made..........      3
  Level or Varying Death Benefit......      3
  Amount of Premium Payment...........      4
  Selection of Funding Vehicles.......      4
  Charges and Fees....................      5
  Changes in Specified Amount.........      5
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
 THE GENERAL ACCOUNT..................      6
BUYING VARIABLE LIFE INSURANCE........      7
  Replacements........................      8
APPLICATION...........................      8
OWNERSHIP.............................      9
BENEFICIARY...........................      9
INSUREDS..............................      9
THE POLICY............................     10
  Policy Specifications...............     10
PREMIUM FEATURES......................     10
  Planned Premiums; Additional
   Premiums...........................     10
    Limits on Right to Make Payments
     of Additional and Planned
     Premiums.........................     11
    Premium Load; Net Premium
     Payment..........................     11
RIGHT-TO-EXAMINE PERIOD...............     11
TRANSFERS AND ALLOCATION AMONG
 ACCOUNTS.............................     12
  Allocation of Net Premium
   Payments...........................     12
  Transfers...........................     12
  Optional Sub-Account Allocation
   Programs...........................     12
    Dollar Cost Averaging.............     13
    Automatic Rebalancing.............     13
POLICY VALUES.........................     13
  Accumulation Value..................     14
  Separate Account Value..............     14
    Variable Accumulation Unit
     Value............................     14
    Variable Accumulation Units.......     14
  Fixed Account and Loan Account
   Value..............................     15
  Net Accumulation Value..............     15
FUNDS.................................     15
  Substitution of Securities..........     20
  Voting Rights.......................     21
  Fund Participation Agreements.......     21
CHARGES AND FEES......................     21
  Deductions from Premium Payments....     21
  Deductions Made Monthly.............     21
    Monthly Deduction.................     22
    Cost of Insurance Charge..........     22
    Mortality and Expense Risk Charge
     and Fund Expenses................     22
  Fund Expenses.......................     23
  Surrender Charges...................     26
  Transaction Fee for Excess
   Transfers..........................     27
DEATH BENEFITS........................     27
  Death Benefit Options...............     27
  Changes in Death Benefit Options and
   Specified Amount...................     28
  Federal Income Tax Definition of
   Life Insurance.....................     28


CONTENTS                                  PAGE
--------                                --------
NOTICE OF DEATH OF INSUREDS...........     29
PAYMENT OF DEATH BENEFIT PROCEEDS.....     29
  Settlement Options..................     29
POLICY LIQUIDITY......................     30
  Policy Loans........................     30
  Partial Surrender...................     31
  Surrender of the Policy.............     31
    Surrender Value...................     31
  Deferral of Payment and Transfers...     31
ASSIGNMENT; CHANGE OF OWNERSHIP.......     32
LAPSE AND REINSTATEMENT...............     32
  Lapse of a Policy...................     32
    No Lapse Provision................     32
  Reinstatement of a Lapsed Policy....     33
COMMUNICATIONS WITH LINCOLN LIFE......     33
  Proper Written Form.................     33
  Telephone Transaction Privileges....     33
OTHER POLICY PROVISIONS...............     34
  Issuance............................     34
  Date of Coverage....................     34
  Right to Exchange the Policy........     34
  Incontestability....................     34
  Misstatement of Age or Gender.......     35
  Suicide.............................     35
  Nonparticipating Policies...........     35
  Riders..............................     35
TAX ISSUES............................     35
  Taxation of Life Insurance Contracts
   in General.........................     36
  Policies which are MECS.............     37
  Policies which are not MECS.........     38
    Last Survivor Contract............     38
  Other Considerations................     38
  Tax Status of Lincoln Life..........     39
  Other Considerations................     39
FAIR VALUE OF THE POLICY..............     40
DIRECTORS AND OFFICERS OF LINCOLN
 LIFE.................................     40
DISTRIBUTION OF POLICIES..............     42
CHANGES OF INVESTMENT POLICY..........     42
OTHER CONTRACTS ISSUED BY LINCOLN
 LIFE.................................     42
STATE REGULATION......................     42
REPORTS TO OWNERS.....................     43
ADVERTISING...........................     43
LEGAL PROCEEDINGS.....................     43
EXPERTS...............................     43
REGISTRATION STATEMENT................     44
APPENDIX 1............................     45
  CORRIDOR PERCENTAGES................     45
APPENDIX 2............................     46
  ILLUSTRATION OF ACCUMULATION VALUES,
   SURRENDER VALUES, AND DEATH BENEFIT
   PROCEEDS...........................     46
FINANCIAL STATEMENTS..................
  Separate Account....................    R-1
  Lincoln Life........................    S-1

HIGHLIGHTS

                    This section is an overview of key Policy features. (Regulations in your state may vary the provisions of your own Policy.) Your Policy is a flexible premium variable life insurance policy. Your Policy insures two Insureds. If one of the Insureds dies, the Policy pays no death benefit. Your Policy will pay the death benefit only when the second Insured dies. A "second-to-die" policy might be suitable when both of the Insureds have income of their own and only want to provide financial support for their dependents if both of them should die, or to provide liquidity to heirs when the Second Insured dies. If replacement income or immediate cash liquidity is needed upon the death of one Insured, this type of policy may not be suitable.

                    The Policy's value may change on a:

                    1) fixed basis;
                    2) variable basis; or a
                    3) combination of both fixed and variable bases.

                    Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a "second-to-die" variable life insurance policy. As a death benefit is only paid upon the second Insured's death, this Policy may, or may not, be appropriate for your financial goals. The value of the Policy and, under one option, the death benefit amount, depends on the investment results of the funding options you select.

                    At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from such tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your Policy failing to meet Code requirements.

                    If you are entitled to favorable tax treatment, you should satisfy yourself that this Policy meets your other financial goals before you purchase it.

                    INITIAL CHOICES TO BE MADE

                    The Policy Owner (the "Owner" or "you") is the person named in the "Policy Specifications" who has all of the Policy ownership rights. You, as the Owner, have three important choices to make when the Policy is first purchased. You need to choose:

                    1) one of the two Death Benefit Options;
                    2) the amount of premium you want to pay; and
                    3) the amount of your Net Premium Payment to be placed in
                       each of the funding options you select. The Net Premium Payment is the balance of your Premium Payment that remains after certain charges are deducted from it.

                    LEVEL OR VARYING DEATH BENEFIT

                    The Death Benefit is the amount Lincoln pays to the Beneficiary(ies) when the second Insured dies. Before we pay the Beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the Death Benefit. We calculate the Death Benefit payable as of the date of the second Insured's death.

                    When you purchase your Policy, you must choose one of two Death Benefit Options:

                    1) a level death benefit; or
                    2) a varying death benefit.

                    If you choose the level Death Benefit Option, the Death Benefit will be the greater of:

                    1) the "Specified Amount", which is the amount of the death benefit in effect for the Policy when the second Insured died (The Specified Amount may be found on the Policy's Specification Page); or
                    2) the "Corridor Death Benefit", which is the death benefit calculated as a percentage of the Accumulation Value. The Net Accumulation Value is the total of the balances in the Fixed Account and the Separate Account minus any outstanding Loan Account amounts.

                    If you choose the varying Death Benefit Option, the Death Benefit will be the greater of:

                    1) the Specified Amount plus the Net Accumulation Value when the second Insured died; or
                    2) the Corridor Death Benefit.

                    See "Death Benefits," page 27, for more details.

                    AMOUNT OF PREMIUM PAYMENT


                    When you apply for your Policy, you must decide how much premium to pay. Premium payments may be changed within certain limits (See "Premium Features," page 10.)



                    You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the cost of insurance (See "Charges and Fees," page 22.) increase as the Insureds get older.


                    If your Policy lapses because your Monthly Premium Deduction is larger than the Net Accumulation Value, you may reinstate your Policy. ("See Lapse and Reinstatement," page 32.)

                    When you first receive your Policy you will have 10 days to look it over, unless state law requires a greater time. This is called the "Right-to-Examine" time period. Use this time to review your Policy and make sure that it meets your needs. During this time period, your Initial Premium Payment will be deposited in the Money Market Sub-Account. If you then decide you do not want your Policy, we will return all Premium Payments to you with no interest paid. (See "Right-to-Examine Period," page 11.)

                    SELECTION OF FUNDING VEHICLES

                    VARIABLE ACCOUNT

                    This Prospectus focuses on the Separate Account investment information that makes up the "variable" part of the Policy. If you put money into the variable funds, you take all the investment risk on that money. This means that if the mutual funds(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If they lose value, so does your Policy. Each fund has its own investment objective. You should review each fund's Prospectus before making your decision.

                    You must choose the Fund(s) in which you want to place each Net Premium Payment. These "Sub-Accounts" make up the Separate Account. Each Sub-Account invests in shares of a certain Fund. A Sub-Account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance. (See "Funds," beginning on page 15.)

                    FIXED ACCOUNT

                    You may also use Lincoln Life's Fixed Account to fund your Policy. Net Premium Payments made into the Fixed Account:

                     - become part of Lincoln Life's General Account;
                     - do not share the investment experience of the Separate
                       Account; and
                     - have a guaranteed minimum interest rate of 4% per year.


                    Interest beyond 4% is credited at Lincoln Life's discretion. For additional information, see the "General Account," page 6.


                    CHARGES AND FEES

                    We deduct a premium load of 8% from each Premium Payment. We make monthly deductions for administrative expenses (currently, $12.50 per month for the first Policy Year and $5 per month afterwards), the Cost of Insurance and any riders that are placed on your Policy. For Policy Years 1-20, a monthly charge of $0.09 per $1,000 of Specified Amount is deducted. If the No-Lapse Provision is selected, there will be an additional monthly charge of $0.01 per $1,000 of Specified Amount. (Note: the No-Lapse provision is not available in IL, MA, MD, NJ and TX.) (See "Charges and Fees," page 21.)

                    Daily deductions are subtracted from the Separate Account for mortality and expense risk. Currently, this charge is at an annual rate of .80%. (See "Charges and Fees," page 21.)

                    Each Fund has its own management fee charge, also deducted daily. Each Fund's expense levels will affect its investment results. The table under "Charges and Fees," page 23, shows you the current expense levels for each Fund.

                    Each Policy Year you will be allowed to make 12 transfers between funding options. Beyond 12, a $25 fee may apply. (See "Transfers," page 12.)

                    You may surrender the Policy in full or withdraw part of its value. A Surrender Charge is applied if the Policy is surrendered totally and is the amount retained by us if the Policy is surrendered. We charge you an administrative fee of $25, but not more than 2% of the amount withdrawn, each time you request a partial surrender of your Policy. If you totally surrender your Policy within the first 15 years, a surrender charge will be deducted in computing what will be paid you. If you surrender your Policy within the first 15 years after an increase in the Specified Amount, a surrender charge will also be imposed, in addition to any existing surrender charge. (See "Charges and Fees," page 26.) The maximum surrender charge payable is $37.48 per $1,000 of Specified Amount.

                    You may borrow within described limits against the Policy. If you borrow against your Policy, interest will be charged to the Loan Account. Currently, the annual interest rate is 8%. For the first ten Policy Years interest will be credited to the Loan Account Value at the annual rate of interest charged for a loan minus 1%. For Policy Years eleven and beyond, interest will be credited at an annual rate equal to the current interest charged. (See "Policy Liquidity," page 30.)

                    CHANGES IN SPECIFIED AMOUNT

                    The Initial Specified Amount is the amount originally chosen by the Policy Owner and is equal to the Death Benefit.

                    Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum specified amount is currently $250,000. Such changes will affect other aspects of your Policy. (See "Death Benefits," page 27.)

LINCOLN LIFE, THE SEPARATE ACCOUNT AND
THE GENERAL ACCOUNT

                    Lincoln Life, an Indiana life insurance company incorporated in 1905, is among the nation's largest writers of annuities, individual life insurance and life reinsurance. Wholly-owned by Lincoln National Corporation ("LNC"), a publicly held Indiana insurance holding company incorporated in 1968, it is licensed in all states (except New York), the District of Columbia, Guam, and the Commonwealth of the Northern Mariana Islands. Its principal office is at 1300 South Clinton Street, Fort Wayne, IN 46802. Lincoln Life, LNC and their affiliates comprise the "Lincoln Financial Group" which provides a variety of wealth accumulation and protection products and services.

                    Lincoln Life Flexible Premium Variable Life Account R ("Account R") is a "separate account" of the company established on December 2, 1997. Under Indiana law, the assets of Account R attributable to the Policies, though our property, are not chargeable with liabilities of any other business of Lincoln Life and are available first to satisfy our obligations under the Policies. Account R income, gains, and losses are credited to or charged against Account R without regard to our other income, gains, or losses. Its values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission ("Commission") as a "unit investment trust" under the 1940 Act and meets the 1940 Act's definition of "separate account". Such registration does not involve supervision by the Commission of Account R's or our management, investment practices, or policies. We have numerous other registered separate accounts which fund our variable life insurance policies and variable annuity contracts.

                    Account R is divided into Sub-Accounts, each of which is invested solely in the shares of one of the Funds available as funding vehicles under the Policies. On each Valuation Day (any day on which the New York Stock Exchange is open), Net Premium Payments allocated to Account R will be invested in Fund shares at net asset value, and monies necessary to pay for deductions, charges, transfers and surrenders from Account R are raised by selling Fund shares at net asset value.

                    The Funds are listed with their investment objectives, which they may or may not achieve (See "Funds," pages 15-20.) More Fund information is in the Funds' prospectuses, which must accompany or precede this prospectus and should be read carefully. Some Funds have investment objectives and policies similar to those of other funds managed by the same investment adviser. Their investment results may be higher or lower than those of the other funds, and there can be no assurance, and no representation is made, that a Fund's investment results will be comparable to the investment results of any other fund.

                    We reserve the right to add, withdraw or substitute Funds, subject to the conditions of the Policy and to compliance with regulatory requirements if, in our sole discretion, legal, regulatory, marketing, tax or investment considerations so warrant or in the event a particular Fund is no longer available for investment by the Sub-Accounts. No substitution will take place without prior approval of the Commission, to the extent required by law.

                    Shares of the Funds may be used by us and other insurance companies to fund both variable annuity contracts and variable life insurance policies. While this is not perceived as problematic, the Funds' governing bodies (Boards of Directors/Trustees) have agreed to monitor events to identify any material irreconcilable conflicts which might arise and to decide what responsive action might be appropriate. If a Sub-Account were to withdraw its investment in a Fund because of a conflict, a Fund might have to sell portfolio securities at unfavorable prices.

                    A Policy may also be funded in whole or in part through the "Fixed Account", part of Lincoln Life's General Account supporting its insurance and annuity obligations. We will credit interest on amounts held in the Fixed Account as we determine from time to time, but not less than 4% per year. Interest, once credited, and Fixed Account principal are guaranteed. Interests in the Fixed Account have not been registered under the 1933 Act in reliance on exemptive provisions. The Commission has not reviewed Fixed Account disclosures, but they are subject to securities law provisions relating to accuracy and completeness.

BUYING VARIABLE LIFE INSURANCE

                    The Policies this Prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-aversive or want more predictable premium levels and benefits may be more comfortable buying more traditional, non-variable life insurance. However, variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection and willing to assume investment risk and to monitor investment choices they have made.

                    Flexibility starts with the ability to make differing levels of premium payments. A young family just starting out may only be able to pay modest premiums initially but hope to increase premium payments over time. At first, this family would be paying primarily for the insurance feature (perhaps at ages where the insurance cost is relatively low) and later use a Policy more as a savings vehicle. A customer at peak earning capacity may wish to pay substantial premiums for a limited number of years prior to retirement, after which Policy values may suffice, based on future expected return results, though not guaranteed, to keep the Policy inforce for the expected lifetime and to provide, through loans, supplemental retirement income. A customer may be able to pay a large single premium, using the Policy primarily as a savings and investment vehicle for potential tax advantages.

                    Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. The No Lapse Provision, if elected, may help to assure a death benefit even if investment results are unfavorable.

                    Flexibility also results from being able to select, monitor and change investment choices within a Policy. With the wide variety of fund options available, it is possible to finetune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should be prepared to monitor their investment choices on an ongoing basis.

                    Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the Policy generates no taxable gain or loss. And any investment income and realized capital gains within a fund are automatically reinvested without being taxed to the Policy owners. Policy values therefore accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

                    While these tax deferral features also apply to variable annuities, liquidity (the ability of Policy owners to access Policy values) is normally more easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (See "Tax Issues," page 37.) an Owner can borrow Policy values tax-free, without surrender charges and at very low net interest cost. Policy loans can be a source of retirement income. Variable annuity withdrawals are generally taxable to the extent of accumulated income, may be subject to surrender charges, and will result in penalty tax if made before age 59 1/2.

                    Depending on the death benefit option chosen, accumulated Policy values may also be part of the eventual death benefit payable. If a Policy is heavily funded and investment performance is very favorable, the death benefit may increase even further because of tax law requirements that the death benefit be a certain multiple of Policy value, depending on the Insureds' ages. (See "Death Benefit," page 27.) The death benefit is income-tax free and may, with proper estate planning, be estate-tax free. A tax advisor should be consulted.

                    Certain costs and expenses of variable life insurance ownership which are directly related to Policy values (i.e. asset based costs) are not unlike those incurred through investment in mutual funds or variable annuities. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (the death benefit less Policy value) and increases as the insured grows older. This charge varies by age, underwriting classification, smoking status and in most states by gender. The effect of its increase can be seen in illustrations in this Prospectus (see Appendix 2) or in personalized illustrations available upon request. Surrender Charges, which decrease over time, are another significant additional cost if the Policy is not retained.

                    REPLACEMENTS

                    Before purchasing the Policy to replace, or to be funded with proceeds borrowed or withdrawn from, an existing life insurance policy, a number of matters should be considered by the applicant. Will any commission be paid to an agent or any other person with respect to the replacement? Are coverages and comparable values available from the Policy, as compared to his or her existing policy? For example, the Insureds may no longer be insurable, or the contestability period may have elapsed with respect to the existing policy, while the Policy could be contested. The Owner should consider similar matters before deciding to replace the Policy or withdraw funds from the Policy for the purchase of funding a new policy of life insurance.

APPLICATION

                    Any person who wants to buy a Policy must first complete an application on a form provided by Lincoln Life.

                    A complete application identifies the prospective Insureds and provides sufficient information about them to permit Lincoln Life to begin underwriting the risks under the Policy. We require a medical history and examination of each of the Insureds. Lincoln Life may decline to provide insurance on the lives of the Insureds or, if it agrees to provide insurance, it may place one or both Insureds into a special underwriting category (these include preferred, non-smoker standard, smoker standard, non-smoker substandard and smoker substandard). The amount of the Cost of Insurance deducted monthly from the Policy value after issue varies among the underwriting categories as well as by Age and, in most states, gender of the Insureds.

                    The applicant will select the Beneficiary or Beneficiaries who are to receive Death Benefit Proceeds payable on the Second Death, the initial face amount (the "Initial Specified Amount") of the Death Benefit and which of two methods of computing the Death Benefit is to be used. (See "Death Benefits.") The applicant will also indicate both the frequency and amount of Premium Payments. (See PREMIUM FEATURES). The applicant must also determine how Policy values are initially to be allocated among the available funding options following the expiration of the Right-to-Examine Period. (See "RIGHT-TO-EXAMINE" PERIOD.)

OWNERSHIP

                    The Owner is the person or persons named as "Owner" in the application, and on the Date of Issue will usually be identified as " Owner" in the Policy Specifications. If no person is identified as Owner in the Policy Specifications, then the Insureds are the Owner. The person or persons designated to be Owner of the Policy must have, or hold legal title for the sole benefit of a person who has, an "insurable interest" in the lives of each of the Insureds under applicable state law. The Owner may be either or both of the Insureds, or any other natural person or non-natural entity. The Owner owns and exercises the rights under the Policy prior to the Second Death.

                    The Owner is the person who is ordinarily entitled to exercise the rights under the Policy so long as either of the Insureds is living. These rights include the power to select the Beneficiary and the Death Benefit Option. The Owner generally also has the right to request policy loans, make partial surrenders or surrender the Policy. The Owner may also name a new owner, assign the Policy or agree not to exercise all of the Owner's rights under the Policy.

                    If the Owner is a person other than the last surviving Insured, and that Owner dies before the Second Death, the Owner's rights in the Policy will belong to the Owner's estate, unless otherwise specified to Lincoln Life.

BENEFICIARY

                    The Beneficiary is designated by the owner or the Applicant and is the person who will receive the Death Benefit proceeds payable under the Policy. The person or persons named in the application as "Beneficiary" are the Beneficiaries of the Death Beneift under the Policy. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to Lincoln Life.

                    Except when Lincoln Life has acknowledged an assignment of the Policy or an agreement not to change the Beneficiary, the Owner may change the Beneficiary at any time while either of the Insureds is living. Any request for a change in the Beneficiary must be in a written form satisfactory to Lincoln Life and submitted to Lincoln Life. Unless the Owner has reserved the right to change the Beneficiary, such a request must be signed by both the Owner and the Beneficiary. On recordation, the change of Beneficiary will be effective as of the date of signature or, if there is no such date, the date recorded. No change of Beneficiary will affect, or prejudice Lincoln Life as to, any payment made or action taken by Lincoln Life before it was recorded.

                    If any Beneficiary dies before the Second Death, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to Lincoln Life. If no named Beneficiary survives the Second Death, any Death Benefit Proceeds will be paid to the Owner or the Owner's executor, administrator or assignee.

INSUREDS

                    There are two Insureds under the Policy. At the Date of Issue of the Policy the Owner must have an insurable interest in each of the Insureds. On the Second Death, a Death Benefit is payable under the Policy.

THE POLICY

                    The Policy is the life insurance contract described in the Prospectus. The Date of Issue is the date on which we begin life insurance coverage under a Policy. A Policy Year is the twelve month period, beginning on the date of issue, during which the Policy is in effect. The Policy Anniversary is the day of the year the Policy was issued.

                    On issuance, a Policy will be delivered to the Owner. The Policy sets forth the terms of the Policy, as applicable to the Owner, and should be reviewed by the Owner on receipt to confirm that it sets forth the features specified in the application. The ownership and other options set forth in the Policy are registered, and may be transferred, solely on the books and records of Lincoln Life. Possession of the Policy does not represent ownership or the right to exercise the incidents of ownership with respect to the Policy. If the Owner loses the form of Policy, Lincoln Life will issue a replacement on request. Lincoln Life may impose a Policy replacement fee.

                    POLICY SPECIFICATIONS

                    The Policy includes a "Policy Specifications" page, with supporting schedules, in which is set forth certain information applicable to the specific Policy. This information includes the identity of the Owner, the Date of Issue, the Initial Specified Amount, the Death Benefit Option selected, the Insureds, the issue Ages, the Beneficiary, the initial Premium Payment, the Surrender Charges, Expense Charges and Fees, Guarantee Maximum Cost of Insurance Rates, and the No Lapse Premium if the No Lapse Provision has been selected.

PREMIUM FEATURES

                    The Policy permits flexible premium payments, meaning that the frequency and the amount of Premium Payments may be selected by the Owner. After the Initial Premium Payment is paid there is no minimum premium required, unless to maintain the No Lapse Provision. (See LAPSE AND REINSTATEMENT No Lapse Provision). The initial Premium Payment is due on the Effective Date (the date on which the initial premium is applied to the Policy) and must be equal to or exceed the amount necessary to provide for two Monthly Deductions or, if selected, the No Lapse Premium.

                    If at least one of the Insureds is still living when the younger Insured attains or would have attained Age 100, and the Policy has not been surrendered, there are certain changes under the Policy. We will no longer accept Premium Payments, and will make no further monthly deductions. Policy Values held in the Separate Account will be transferred to the Fixed Account. We will no longer transfer amounts to Sub-Accounts. The Policy will remain in force until surrender or the Second Death.

                    PLANNED PREMIUMS; ADDITIONAL PREMIUMS

                    "Planned Premiums" are the amount of premium (as shown in the Policy Specifications) the applicant chooses to pay Lincoln Life on a scheduled basis. This is the amount for which we send a premium reminder notice.

                    Any subsequent Premium Payments ("Additional Premiums") must be sent directly to the Administrative Office. Additional Premiums will be credited only when actually received by Lincoln Life. Premium Payments may be billed with an annual, semiannual, or quarterly frequency. Pre-authorized automatic Additional Premium Payments can also be arranged at any time.

                    Unless specifically otherwise directed, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied first to reduce Policy indebtedness. There is no premium load on such payments to the extent applied to reduce indebtedness.

                    LIMITS ON RIGHT TO MAKE PAYMENTS OF ADDITIONAL AND PLANNED PREMIUMS

                    The Owner may increase Planned Premiums, or pay Additional Premiums, subject to the following limitations and Lincoln Life's right to limit the amount or frequency of Additional Premiums.

                    Lincoln Life may require evidence of insurability if any payment of Additional Premium (including Planned Premium) would increase the difference between the Death Benefit and the Accumulation Value. If Lincoln Life is unwilling to accept the risk, the increase in premium will be refunded without interest and without participation of such amounts in any underlying investment.

                    Lincoln Life may also decline any Additional Premium (including Planned Premium) or a portion thereof that would result in total Premium Payments exceeding the maximum limitation for life insurance under federal tax laws. The excess amount would be returned.

                    PREMIUM LOAD; NET PREMIUM PAYMENT

                    Lincoln Life deducts 8.0% from each Premium Payment. This amount, sometimes referred to as "premium load," covers certain Policy-related state tax and federal income tax liabilities and a portion of the sales expenses incurred by Lincoln Life. The Premium Payment, net of the premium load, is called the "Net Premium Payment."

RIGHT-TO-EXAMINE PERIOD

                    The Owner may return the Policy to Lincoln Life for cancellation as follows. If the Owner mails or delivers the Policy to the Administrative Office on or before 10 days (20 to 30 days in some states) after delivery of the Policy (longer for Policies issued in replacement of other insurance) and notice of surrender rights to the Owner, Lincoln Life will refund to the Owner all Premium Payments.

                    Any Premium Payments received by Lincoln Life before the end of the Right-to-Examine Period will be held in the Money Market Sub-Account, and will be allocated to the Sub-Accounts designated by the Owner at the end of a Right-to-Examine Period. If the Policy is returned for cancellation within the Right-to-Examine Period, we will return any Premium Payments within seven days, although any refund of a Premium Payment made by check may be delayed until the check clears.

TRANSFERS AND ALLOCATION AMONG ACCOUNTS

                    ALLOCATION OF NET PREMIUM PAYMENTS

                    The allocation of Net Premium Payments among the Fixed Account and Sub-Accounts may be set forth in the application. An Owner may change the allocation of future Net Premium Payments at any time. In any allocation, the amount allocated to any Sub-Account must be in whole percentages. No allocation can be made which would result in a Sub-Account Value of less than $50 or a Fixed Account Value of less than $2,500. Lincoln Life, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.

                    TRANSFERS

                    The Owner may make transfers among the Sub-Accounts, on the terms set forth below, at any time before the younger Insured reaches or would have reached Age 100. The Owner should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts.

                    Transfer of amounts of at least $500 from one Sub-Account to another or from the Sub-Accounts to the Fixed Account are possible at any time. Within 30 days after each anniversary of the Date of Issue, the Owner may transfer up to 20% of the Fixed Account Value (as of the preceding anniversary of the Date of Issue) to one or more Sub-Accounts. Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge, and any value remaining in a Sub-Account after a transfer must be at least $500. Lincoln Life reserves the right to impose a charge for each transfer request in excess of 12 requests in any Policy Year. Lincoln Life may further limit transfers from the Fixed Account at any time.

                    Transfers must be made in proper written form, unless the Owner has given written authorization to Lincoln Life to accept telephone transactions. Authorization to engage in telephone transactions and permitted telephone transactions must be made in accordance with the procedures described in COMMUNICATIONS WITH LINCOLN LIFE, Telephone Transaction Privileges. Written transfer requests or adequately authenticated telephone transfer requests received at the Administrative Office by the close of the New York Stock Exchange (usually 4:00 PM ET) on a Valuation Day will be effected as of that day. Otherwise, requests will be effective as of the next Valuation Day.

                    Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after the Administrative Office receives a request in proper written form or adequately authenticated telephone transfer requests. Any transfer made which causes the remaining value of Accumulation Units for a Sub-Account or the Fixed Account to be less than $500 will result in those remaining Accumulation Units being canceled and their aggregate value reallocated proportionately among the other Sub-Accounts and the Fixed Account to which Policy values are then allocated.

                    OPTIONAL SUB-ACCOUNT ALLOCATION PROGRAMS

                    The Owner may elect to participate in programs providing for Dollar Cost Averaging or Automatic Rebalancing, but may participate in only one program at any time.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts on a monthly or quarterly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, an Owner may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

                    If the Owner elects Dollar Cost Averaging, the value in the Money Market Sub-Account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

                    An election for Dollar Cost Averaging is effective after the Administrative Office receives a request from the Owner in proper written form or by telephone, if adequately authenticated. An election is effective within ten business days, but only if there is sufficient value in the Money Market Sub-Account. Lincoln Life may, in its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

                    Dollar Cost Averaging terminates automatically: (1) if the number of designated transfers has been completed; (2) if the value in the Money Market Sub-Account is insufficient to complete the next transfer; (3) within one week after the Administrative Office receives a request for termination in proper written form or by telephone, if adequately authenticated; or (4) if the Policy is surrendered.

                    Currently, there is no charge for Dollar Cost Averaging, but Lincoln Life reserves the right to impose a charge.

                    AUTOMATIC REBALANCING

                    Automatic Rebalancing periodically restores to a pre-determined level the percentage of Policy value allocated to each Sub-Account (e.g. 20% Money Market,
                    50% Growth, 30% Utilities). The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.

                    The Owner may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, effective within ten business days upon receipt by the Administrative Office of a request in proper written form or by telephone, if adequately authenticated.

                    Currently, there is no charge for Automatic Rebalancing, but Lincoln Life reserves the right to impose a charge.

POLICY VALUES

                    The "Accumulation Value" is the sum of the Fixed Account Value, Separate Account Value and the Loan Account Value. The Accumulation Value of the Policy depends on the performance of the underlying investments. Policy values are used to fund Policy fees and expenses, including the Cost of Insurance. Premium Payments to meet your objectives will vary based on the investment performance of the underlying investments. A market downturn, affecting the Sub-Accounts upon which the Accumulation Value of a particular Policy depends, may require Additional Premium Payments beyond those expected (unless the No Lapse Provision requirements have been satisfied) to maintain the level of coverage or to avoid lapse of the Policy. We strongly suggest you review periodic statements to determine if Additional Premium Payments may be necessary to avoid lapse of the Policy.

                    We will tell you at least annually the Accumulation Value, the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Sub-Account values, the Fixed Account Value and the Loan Account Value.

                    ACCUMULATION VALUE

                    The portion of a Premium Payment, after the 8.0% reduction for the premium load, is the "Net Premium Payment." It is the Net Premium Payment that is available for allocation to the Fixed Account or the Sub-Accounts.

                    We credit Net Premium Payments to the Policy as of the end of the Valuation Period in which it is received at the Administrative Office. The "Valuation Period" is the time between Valuation Days, and a "Valuation Day" is every day on which the New York Stock Exchange is open and trading is unrestricted. Accumulation Units are valued on every Valuation Day.

                    The "Accumulation Value" of a Policy is determined by:
                    (1) multiplying the total number of Variable Accumulation Units credited to the Policy for each Sub-Account by its appropriate current Variable Accumulation Unit Value;
                    (2) if a combination of Sub-Accounts is elected, totaling the resulting values; and (3) adding any values attributable to the Fixed Account and the Loan Account. The Accumulation Value will be affected by Monthly Deductions.

                    SEPARATE ACCOUNT VALUE

                    The "Separate Account Value" is the portion of the Accumulation Value attributable to the Separate Account.

                    VARIABLE ACCUMULATION UNIT VALUE

                    All or a part of a Net Premium Payment allocated to a Sub-Account is converted into Variable Accumulation Units by dividing the amount allocated by the value of the Variable Accumulation Unit for the Sub-Account next calculated after it is received at the Administrative Office. The Variable Accumulation Unit value for each Sub-Account was initially established at $10.00. It may thereafter increase or decrease from one Valuation Period to the next. Allocations to Sub-Accounts are made only as of the end of a Valuation Day.

                    VARIABLE ACCUMULATION UNITS

                    A "Variable Accumulation Unit" is a unit of measure used in the calculation of the value of each Sub-Account. The Variable Accumulation Unit value will be as determined for the Valuation Period during which a Premium Payment or request for transfer is received by Lincoln Life. The Variable Accumulation Unit value for a Sub-Account for any later Valuation Period is determined as follows:

                       1.The total value of Fund shares held in the Sub-Account
                         is calculated by multiplying the number of Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period; minus

                       2.The liabilities of the Sub-Account at the end of the
                         Valuation Period; such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that Lincoln Life determines result from the operations of the Separate Account; and

                       3.The result of (2) is divided by the number of Variable
                         Accumulation Units outstanding at the beginning of the Valuation Period.

                    The daily charges imposed on a Sub-Account for any Valuation Period are equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period. The amount of Monthly Deduction allocated to each Sub-Account will result in the cancellation of Variable Accumulation Units that have an aggregate value on the date of such deduction equal to the total amount by which the Sub-Account is reduced.

                    The number of Variable Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of a Variable Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Sub-Account and fees and charges under the Policy.

                    FIXED ACCOUNT AND LOAN ACCOUNT VALUE

                    The Fixed Account Value and the Loan Account Value reflect amounts allocated to Lincoln Life's general account through payment of premiums or through transfers from the Separate Account. Lincoln Life guarantees the Fixed Account Value.

                    NET ACCUMULATION VALUE

                    The "Net Accumulation Value" is the Accumulation Value less the Loan Account Value. The Net Accumulation Value represents the net value of the Policy and is the basis for calculating the Surrender Value.

FUNDS


                    Each of the Sub-Accounts of the Separate Account is invested solely in the shares of one of the Funds available under the Policies. Each of the Funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given portfolio may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables we cannot guarantee there will be any correlation between the two investments. Even though the management strategies and objectives of the fund are similar, the investment results may vary.



                    The portfolios, their investment advisers and distributors, and the Funds within each that are available under the Policies are:


                    AIM VARIABLE INSURANCE FUNDS, managed by A I M
                    Advisors, Inc., and distributed by A I M Distributors Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173

                        AIM V.I. Growth Fund
                        AIM V.I. International Equity Fund
                        AIM V.I. Value Fund

                    AMERICAN FUNDS INSURANCE SERIES (ALSO KNOWN AS AMERICAN VARIABLE INSURANCE SERIES), managed by Capital Research and Management Company and distributed by American Funds Distributors, Inc., 333 South Hope Street, Los Angeles, CA 90071


                        AFIS Global Small Capitalization Fund -- Class 2 AFIS Growth Fund -- Class 2
                        AFIS Growth-Income Fund -- Class 2


                    BARON CAPITAL FUNDS TRUST, managed by BAMCO, Inc. and distributed by Baron Capital Inc., 767 Fifth Avenue, New York, NY 10153


                        Baron Capital Asset Fund -- Insurance Shares

                    DELAWARE GROUP PREMIUM FUND, managed by Delaware Management Company, One Commerce Square, Philadelphia, PA 19103 and for International and Emerging Markets, Delaware International Advisers, Ltd., 80 Cheapside, London, England ECV2 6EE, and distributed by Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103

                        Devon Series -- Standard Class
                        Emerging Markets Series -- Standard Class
                        High Yield Series -- Standard Class (formerly Delchester
                    Series)
                        REIT Series -- Standard Class
                        Small Cap Value Series -- Standard Class
                        Trend Series -- Standard Class

                    DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST (FORMERLY BT INSURANCE FUNDS TRUST), managed by Bankers Trust Company, 130 Liberty Street (One Bankers Trust Plaza), New York, NY 10006 and distributed by Provident Distributors, Inc., Four Falls Corporate Center, West Conshohocken PA 19428

                        EAFE-Registered Trademark- Equity Index Fund
                        Equity 500 Index Fund
                        Small Cap Index Fund


                    FIDELITY VARIABLE INSURANCE PRODUCTS FUND, FIDELITY VARIABLE INSURANCE PRODUCTS FUND II, AND VARIABLE INSURANCE PRODUCTS FUND III, managed by Fidelity Management & Research Company and distributed by Fidelity Distributors Corporation Inc., 82 Devonshire Street, Boston, MA 02109


                        Fidelity VIP Growth -- Service Class
                        Fidelity VIP High Income -- Service Class
                        Fidelity VIP II Contrafund Portfolio -- Service Class Fidelity VIP III Growth Opportunities Portfolio --
                    Service Class

                    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST, managed by Templeton Investment Counsel, Inc. Broward Financial Centre, STE 2100 Fort Lauderdale FL 33394 and its Templeton and Franklin affiliates and distributed by Franklin Templeton Distributors, Inc. 777 Mariners Island Blvd. San Mateo CA 94403-7777


                        Templeton Growth Securities Fund -- Class 2 (formerly Templeton Stock Fund)


                        Templeton International Securities Fund -- Class 2 (formerly Templeton International Fund)


                    JANUS ASPEN SERIES, managed by Janus Capital and distributed by Janus Distributors, Inc., 100 Fillmore Street, Denver, CO 80206-4928.

                        Janus Aspen Series Balanced Portfolio -- Institutional
                    Shares
                        Janus Aspen Series Global Technology Portfolio --
                    Service Shares
                        Janus Aspen Series Worldwide Growth Portfolio --
                    Institutional Shares

                    LINCOLN NATIONAL FUNDS, managed by Lincoln Investment Management, Inc., 200 East Berry Street, Fort Wayne IN 46802, and distributed by Lincoln Financial
                    Advisors, Corp., 350 Church Street, Hartford, CT 06103. Sub-advisors are also noted.

                        LN Bond Fund, Inc.
                        LN Capital Appreciation Fund, Inc. (Sub-advised by Janus
                    Capital Corp.)
                        LN Equity-Income Fund, Inc. (Sub-advised by Fidelity
                    Management Trust Co.)
                        LN Global Asset Allocation Fund, Inc. (Sub-advised by
                    Putnam Investment Management, Inc.)
                        LN Money Market Fund, Inc.
                        LN Social Awareness Fund, Inc. (Sub-advised by Vantage
                    Investment Advisors Inc.)

                    Lincoln Investment Management, Inc. (Lincoln Investment) has informed the funds to which it provides advisory services that it intends to merge into a newly created series of its affiliate, Delaware Management Business Trust, during the second or third quarter of 2000. Lincoln Investment does not expect the merger to result in any change in the level of advisory services that it currently provides to these funds, although there may be some changes in, and additions to, personnel. See the prospectuses for these funds for more information.

                    MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST, managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                        MFS Emerging Growth Series
                        MFS Total Return Series
                        MFS Utilities Series

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST, managed and distributed by Neuberger Berman Management Inc., 605 Third Avenue, 2nd Floor, New York, NY 10158-0006

                        NB AMT Mid-Cap Growth Portfolio
                        NB AMT Partners Portfolio

                    The investment advisory fees charged the Funds by their advisers are shown listed under "Fund Expenses" in this Prospectus.


                    Below is a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.


                    AIM V.I. GROWTH FUND: Seeks growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum. Focus is on companies that have experienced above-average growth in earnings and have excellent prospects for future growth.


                    AIM V.I. INTERNATIONAL EQUITY FUND: Seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.


                    AIM V.I. VALUE FUND: Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by its investment advisor to be undervalued relative to the investment advisor's appraisal of current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.


                    AFIS GLOBAL SMALL CAPITALIZATION FUND -- CLASS 2: Seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalization of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



                    AFIS GROWTH FUND -- CLASS 2: Seeks to make you investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.



                    AFIS GROWTH-INCOME FUND -- CLASS 2: Seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund is designed for investors seeking both capital appreciation and income.



                    BARON CAPITAL ASSET FUND -- INSURANCE SHARES: Seeks to purchase stocks judged by the advisor to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved.



                    DELAWARE GROUP DEVON SERIES -- STANDARD CLASS: Seeks growth and income by investing primarily in income-producing stocks that the manager believes have the potential for above-average dividend increases over time. This fund blends traditional growth and value investment styles.



                    DELAWARE GROUP EMERGING MARKETS SERIES -- STANDARD CLASS:
                    Seeks long-term growth by investing primarily in stocks of companies located or operating in emerging or developing countries.



                    DELAWARE GROUP HIGH YIELD SERIES -- STANDARD CLASS (FORMERLY DELCHESTER SERIES): Seeks total return and as a secondary objective, high current income. The Series invests in rated and unrated corporate bonds, (including high-risk, high yield bonds commonly known as junk bonds), foreign bonds, U.S. government securities and commercial paper. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.



                    DELAWARE GROUP REIT SERIES -- STANDARD CLASS: Seeks to achieve maximum long-term total return by investing primarily in the securities of real estate investment trusts and real estate operating companies.



                    DELAWARE GROUP SMALL CAP VALUE SERIES -- STANDARD CLASS:
                    Seeks growth by investing primarily in stocks of small cap companies whose market values appear low relative to underlying value or future earnings and growth potential.



                    DELAWARE GROUP TREND SERIES -- STANDARD CLASS: Seeks long-term growth by investing primarily in stocks of small companies and convertible securities of emerging and other growth-oriented companies.


                    DEUTSCHE VIT EAFE-REGISTERED TRADEMARK- FUND: Seeks to replicate as closely as possible (before the deduction of Expenses) the total return of the Europe, Australia, Far East Index (the EAFE-Registered Trademark- Index), a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside of the United States.

                    DEUTSCHE VIT EQUITY 500 FUND: Seeks to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Price Index, before the deduction of the Fund expenses.

                    DEUTSCHE VIT SMALL CAP INDEX FUND: Seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of approximately 2,000 small capitalization common stocks.


                    FIDELITY VIP GROWTH PORTFOLIO -- SERVICE CLASS: Seeks long-term capital appreciation. The portfolio normally purchases common stocks.



                    FIDELITY VIP HIGH INCOME PORTFOLIO -- SERVICE CLASS: Seeks high current income by investing at least 65% of total assets in income-producing debt securities, with an emphasis on lower quality securities.


                    FIDELITY VIP II CONTRAFUND PORTFOLIO -- SERVICE CLASS: Seeks capital appreciation by investing primarily in securities of companies whose value the advisor believes is not fully recognized by the public.

                    FIDELITY VIP III GROWTH OPPORTUNITIES PORTFOLIO -- SERVICE
                    CLASS: Seeks capital growth by investing primarily in common stocks.


                    JANUS ASPEN SERIES BALANCED PORTFOLIO -- INSTITUTIONAL
                    SHARES: Seeks long term growth of capital, consistent with the preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.



                    JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO -- SERVICE
                    SHARES: Seeks long-term growth of capital. The Portfolio invests primarily in equity securities of U.S. and foreign companies, selected for their growth potential. Normally, it invests at least 65% of its total assets in securities or companies that the portfolio manager believes will benefit significantly from advancements or improvements in technology.



                    JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO -- INSTITUTIONAL SHARES: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in insurers from at least 5 different countries, including the U.S. The Portfolio may at times invest in fewer than five countries or even a single country.


                    LINCOLN NATIONAL BOND FUND: Seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium-and long-term corporate and government bonds.


                    LINCOLN NATIONAL CAPITAL APPRECIATION FUND: Seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products and services are in high demand. It may also buy some money market securities and bonds, including junk bonds.



                    LINCOLN NATIONAL EQUITY-INCOME FUND: Seeks to achieve reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-income stocks with some high-yielding bonds (including junk bonds)


                    LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND: Seeks long-term total return consistent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign insurers.

                    LINCOLN NATIONAL MONEY MARKET FUND: Seeks maximum current income consistent with the preservation of capital. The fund invests in short term obligations issued by U.S. corporations, the U.S. government, and federally-chartered banks and U.S. branches of foreign banks.

                    LINCOLN NATIONAL SOCIAL AWARENESS FUND: Seeks to achieve long-term capital appreciation, by investing in stocks of established companies which adhere to certain specific social criteria.

                    MFS EMERGING GROWTH SERIES: Seeks to provide long-term growth of capital.

                    MFS TOTAL RETURN SERIES: Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS UTILITIES SERIES: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).


                    NB AMT MID-CAP GROWTH PORTFOLIO: Seeks capital appreciation by investing primarily in common stocks of medium-capitalization companies, using a growth-oriented investment approach.



                    NB AMT PARTNERS PORTFOLIO: Seeks capital growth by investing mainly in common stocks of mid-to-large capitalization established companies using the value-oriented investment approach. Neuberger Berman Management Inc. serves as the Fund's investment adviser. Neuberger Berman, LLC serves as the Fund's investment sub-adviser.



                    TEMPLETON GROWTH SECURITIES FUND -- CLASS 2 (FORMERLY TEMPLETON STOCK FUND): Seeks long-term capital growth. Invests primarily in stocks of companies in various nations throughout the world including the U.S. and emerging markets. Templeton Global Advisors Limited serves as the Fund's investment advisor.



                    TEMPLETON INTERNATIONAL SECURITIES FUND -- CLASS 2 (FORMERLY TEMPLETON INTERNATIONAL FUND): Seeks long-term capital growth. It invests primarily in stocks of companies outside the United States, including emerging markets. Templeton Investment Counsel, Inc. serves as Fund's investment advisor.


                    Several of the Funds may invest in non-investment grade, high-yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund Prospectuses. Please review the Prospectuses carefully.

                    There is no assurance that the investment objective of any of the Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. There is investment performance risk in each of the Sub-Accounts, although the amount of such risk varies significantly among the Sub-Accounts. Owners should read each Fund's prospectus carefully and understand the risks before making or changing investment choices. Additional Funds may, from time to time, be made available as underlying investments. The right to select among Funds will be limited by the terms and conditions imposed by Lincoln Life (SEE Allocation of Net Premium Payments).

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Separate Account or if, in the judgment of Lincoln Life, further investment in such shares should cease to be appropriate in view of the purpose of the Separate Account or in view of legal, regulatory or federal income tax restrictions, Lincoln Life may substitute shares of another Fund. A substituted Fund may have higher charges than the one it replaces. There will be no substitution of securities in any Sub-Account without prior approval of the Commission.

                    VOTING RIGHTS

                    Lincoln Life will vote the shares of each Fund held in the Separate Account at special meetings of the shareholders of the particular Fund in accordance with instructions received by the Administrative Office in proper written form from persons having a voting interest in the Separate Account. Lincoln Life will vote shares for which it has not received instructions in the same proportion as it votes shares in the Separate Account for which it has received instructions. The Funds do not hold regular meetings of shareholders.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Trust not more than sixty (60) days prior to the meeting of the particular Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

                    To determine how many votes each Policy Owner is entitled to direct with respect to a Fund, first Lincoln Life will calculate the dollar amount of your account value attributable to that Fund. Second we divide that amount by $100.00. The result is the number of votes you may direct.

                    FUND PARTICIPATION AGREEMENTS

                    Lincoln Life has entered into agreements with the various Trusts and their advisers or distributors under which Lincoln Life makes the Funds available under the Policies and performs certain administrative services. In some cases, the advisers or distributors may compensate Lincoln Life at annual rates of between .10% and .25% of assets in a particular Fund attributable to the Policies.

CHARGES AND FEES

                    Lincoln Life deducts charges in connection with the Policy to compensate it for providing the insurance benefit set forth in the Policy, administering the Policy, assuming certain risks in connection with the Policy and for incurring expenses associated with the distribution of the Policy.

                    The nature and amount of these charges are as follows:

                    DEDUCTIONS FROM PREMIUM PAYMENTS

                    We deduct a premium charge of 8% from each Premium Payment.

                    DEDUCTIONS MADE MONTHLY

                    We make various expense deductions monthly. The Monthly Deduction, including the Cost of Insurance Charge is made from the Net Accumulation Value.

                    The Monthly Deductions are deducted proportionately from the value of each underlying investment subject to the charge. For Sub-Accounts, Variable Accumulation Units are canceled and the value of the canceled Variable Accumulation Units is withdrawn in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the Monthly Anniversary Day, the Date of Issue, and the same day of each month thereafter, or if there is no such date in a given month, the first Valuation Day of the next month. If the day that would otherwise be a Monthly Anniversary Day is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.

                    If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day period ("Grace Period"), to make a payment sufficient to cover that deduction. (See "Lapse and Reinstatement").

                    If either Insured is still living when the younger Insured would have attained Age 100 and the Policy has not been surrendered, no further Monthly Deductions will be made and the Separate Account Value will be transferred to the Fixed Account. The Policy will then remain in force until surrender or the Second Death.

                    MONTHLY DEDUCTION

                    There is a flat dollar Monthly Deduction of $12.50 until the first Policy Anniversary and, currently, $5 thereafter (guaranteed not to exceed $10 after the first Policy Year). In addition there is a Monthly Deduction charge of $0.09 per $1000 of Specified Amount for the first twenty years of the Policy and for the first twenty years following an increase in Specified Amount. If the No Lapse Provision is in effect there will also be a Monthly Deduction of $0.01 per $1000 of Specified Amount. (Note: the No Lapse provision is not available in IL, MA, MD, NJ and TX.)

                    These charges compensate Lincoln Life for administrative expenses associated with Policy issue and ongoing Policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

                    COST OF INSURANCE CHARGE

                    The "Cost of Insurance" charge is the portion of the Monthly Deduction designed to compensate Lincoln Life for the anticipated cost of paying Death Benefits in excess of the Accumulation Value, not including riders, supplementary benefits or monthly expense charges.

                    The Cost of Insurance charge depends on the Age, underwriting category and gender (in accordance with state law) of both Insureds and the current "Net Amount at Risk" (Death Benefit minus the Accumulated Value). The rate on which the Monthly Deduction for the Cost of Insurance is based will generally increase as the Insureds age, although the Cost of Insurance charge could decline if the Net Amount at Risk drops relatively faster than the Cost of Insurance Rate increases.

                    The Cost of Insurance charge is determined by dividing the Death Benefit at the previous Monthly Anniversary Day by
                    1.0032737 (the monthly equivalent of an annual rate of 4%), subtracting the Accumulation Value at the previous Monthly Anniversary Day, and multiplying the result (the Net Amount at Risk) by the applicable Cost of Insurance Rate as determined by Lincoln Life. The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO, Male or Female); or, for unisex rates, on the 1980 CSO-B Table.

                    MORTALITY AND EXPENSE RISK CHARGE

                    Lincoln Life deducts a daily charge as a percentage of the assets of the Separate Account as a mortality and expense risk charge. The mortality risk assumed is that insureds may live for a shorter period than estimated, and therefore, a greater amount of death benefit will be payable. The expense risk assumed is that expenses incurred is issuing and administering the policies will be greater than estimated. The mortality and expense risk charge is currently at an annual rate of 0.80% per year, and is guaranteed not to exceed 0.90% per year.

                    FUND EXPENSES

                    The investment advisor for each of the Funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. The charge reflects asset management fees of the investment advisor (Management Fees), and other expenses incurred by the funds (including 12b-1 fees for Class 2 shares and Other Expenses). The charge has the effect of reducing the investment results credited to the Sub-Accounts. Future Fund expenses will vary.


                                                                                             TOTAL
                                                                                             ANNUAL
                                                                                              FUND
                                                                                           OPERATING                   TOTAL FUND
                                                                                            EXPENSES      TOTAL        OPERATING
                                                                                            WITHOUT      WAIVERS     EXPENSES WITH
                                                       MANAGEMENT     12b-1      OTHER     WAIVERS OR      AND        WAIVERS AND
                                      FUND               FEES(1)       FEES     EXPENSES   REDUCTIONS   REDUCTIONS   REIMBURSEMENTS
                            -------------------------  -----------   --------   --------   ----------   ----------   --------------
                            AIM V.I. Growth Fund.....     0.63%         N/A       0.10%       0.73%         N/A           0.73%
                            AIM V.I. International
                              Equity Fund............     0.75%         N/A       0.22%       0.97%         N/A           0.97%
                            AIM V.I. Value Fund......     0.61%         N/A       0.15%       0.76%         N/A           0.76%
                            AFIS Global Small
                              Capitalization Fund
                              Class 2................     0.78%        0.25%      0.03%       1.06%         N/A           1.06%
                            AFIS Growth Fund
                              Class 2................     0.38%        0.25%      0.01%       0.64%         N/A           0.64%
                            AFIS Growth Income Fund
                              Class 2................     0.34%        0.25%      0.01%       0.60%         N/A           0.60%
                            Baron Capital Asset
                              Fund (2)...............     1.00%        0.25%      0.63%       1.88%       (0.38%)         1.50%
                            Delaware Devon Series --
                              Standard Class (3a)....     0.65%         N/A       0.10%       0.75%         N/A           0.75%
                            Delaware Emerging Markets
                              Series -- Standard
                              Class (3b).............     1.25%         N/A       0.28%       1.53%       (0.06%)         1.47%
                            Delaware High Yield
                              Series (formerly
                              Delchester) Standard
                              Class (3c).............     0.65%         N/A       0.07%       0.72%         N/A           0.72%
                            Delaware REIT Series
                              Standard Class (3d)....     0.75%         N/A       0.21%       0.96%       (0.11%)         0.85%
                            Delaware Small Cap Value
                              Series Standard
                              Class (3e).............     0.75%         N/A       0.10%       0.85%         N/A           0.85%
                            Delaware Trend Series
                              Standard Class (3f)....     0.75%         N/A       0.07%       0.82%         N/A           0.82%
                            Deutsche VIT EAFE Index
                              Fund (4)...............     0.45%         N/A       0.70%       1.15%       (0.50%)         0.65%
                            Deutsche VIT Equity 500
                              Index Fund (4).........     0.20%         N/A       0.23%       0.43%       (0.13%)         0.30%
                            Deutsche VIT Small Cap
                              Index Fund (4).........     0.35%         N/A       0.83%       1.18%       (0.73%)         0.45%
                            Fidelity VIP Growth
                              Portfolio Service
                              Class (5)..............     0.58%        0.10%      0.09%       0.77%         N/A           0.77%
                            Fidelity VIP High Income
                              Portfolio Service
                              Class (5)..............     0.58%        0.10%      0.11%       0.79%         N/A           0.79%
                            Fidelity VIP II
                              ContraFund
                              Portfolio -- Service
                              Class (5)..............     0.58%        0.10%      0.10%       0.78%         N/A           0.78%
                            Fideilty VIP III Growth
                              Opportunities Portfolio
                              Service Class (5)......     0.58%        0.10%      0.11%       0.79%         N/A           0.79%
                            Janus Aspen Series
                              Balanced Portfolio
                              (Institutional
                              Shares) (6)............     0.65%         N/A       0.02%       0.67%         N/A           0.67%

                                                                                             TOTAL
                                                                                             ANNUAL
                                                                                              FUND
                                                                                           OPERATING                   TOTAL FUND
                                                                                            EXPENSES      TOTAL        OPERATING
                                                                                            WITHOUT      WAIVERS     EXPENSES WITH
                                                       MANAGEMENT     12b-1      OTHER     WAIVERS OR      AND        WAIVERS AND
                                      FUND               FEES(1)       FEES     EXPENSES   REDUCTIONS   REDUCTIONS   REIMBURSEMENTS
                            -------------------------  -----------   --------   --------   ----------   ----------   --------------
                            Janus Aspen Series Global
                              Technology Portfolio
                              (Service
                              Shares) (6)............     0.65%        0.25%      0.13%       1.03%         N/A           1.03%
                            Janus Aspen Series
                              Worldwide Growth
                              Portfolio (6)
                              (Institutional
                              Shares)................     0.65%         N/A       0.05%       0.70%         N/A           0.70%
                            LN Bond Fund.............     0.45%         N/A       0.08%       0.53%         N/A           0.53%
                            LN Capital Appreciation
                              Fund...................     0.72%         N/A       0.06%       0.78%         N/A           0.78%
                            LN Equity-Income Fund....     0.72%         N/A       0.07%       0.79%         N/A           0.79%
                            LN Global Asset
                              Allocation Fund........     0.72%         N/A       0.19%       0.91%         N/A           0.91%
                            LN Money Market Fund.....     0.48%         N/A       0.11%       0.59%         N/A           0.59%
                            LN Social Awareness
                              Fund...................     0.33%         N/A       0.05%       0.38%         N/A           0.38%
                            MFS Emerging Growth
                              Series (7).............     0.75%         N/A       0.09%(1)    0.84%         N/A           0.84%
                            MFS Total Return
                              Series (7).............     0.75%         N/A       0.15%(1)    0.90%         N/A           0.90%
                            MFS Utilities
                              Series (7).............     0.75%         N/A       0.16%(1)    0.91%         N/A           0.91%
                            Neuberger Berman AMT Mid-
                              Cap Growth
                              Portfolio (8)..........     0.85%         N/A       0.23%       1.08%       (0.08%)         1.00%
                            Neuberger Berman AMT
                              Partners
                              Portfolio (8)..........     0.80%         N/A       0.07%       0.87%         N/A           0.87%
                            Templeton Growth
                              Securities Fund
                              Class 2 (9 a,b,c)......     0.83%        0.25%      0.05%       1.13%         N/A           1.13%
                            Templeton International
                              Securities Fund
                              Class 2 (9 b,d)........     0.69%        0.25%      0.19%       1.13%         N/A           1.13%


                     ---------------------------------------------------
                     (1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the management fees and are not charged to investors.

                     (2) The Adviser is contractually obligated to reduce its
                         fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million and 1.25% for Fund assets over $500 million. Without the expense limitations, total operating expenses for the Fund for the period
                         January 1, 1999 through December 31, 1999 would have been 1.88%.

                     (3) (a) The investment advisor for the Devon Series is
                             Delaware Management Company ("DMC"). Effective
                             May 1, 2000 through October 31, 2000, DMC has voluntarily agreed to waive its management fee and reimburse each Series for expenses to the extent that total expenses will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next
                             $1,500 million, 0.50% on assets in excess of $2,500 million; all per year.

                         (b) The investment advisor for the Emerging Markets
                             Series is Delaware International Advisers Ltd. ("DIAL"). Effective May 1, 2000 through
                             October 31, 2000, DIAL has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 1.50%. Without such an arrangement, the total annual operating expenses for the Series would have been 1.53%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows:
                             1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1,500 million, 1.10% on assets in excess of $2,500 million; all per year.

                         (c) The investment advisor for the High Yield
                             Series is Delaware Management Company ("DMC"). Effective May 1, 2000 through October 31, 2000, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first
                             $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, 0.50% on assets in excess of $2,500 million; all per year.

                         (d) The investment advisor for the REIT Series is
                             Delaware Management Company ("DMC"). Effective
                             May 1, 2000 through October 31, 2000, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, the total annual operating expenses for the Series would have been 0.96%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next
                             $1,500 million, 0.60% on assets in excess of $2,500 million; all per year.

                         (e) The investment advisor for the Small Cap Value
                             Series is Delaware Management Company ("DMC"). Effective May 1, 2000 through October 31, 2000, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next
                             $1,500 million, 0.60% on assets in excess of $2,500 million; all per year.

                         (f) The investment advisor for the Trend Series is
                             Delaware Management Company ("DMC"). Effective
                             May 1, 2000 through October 31, 2000, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next
                             $1,500 million, 0.60% on assets in excess of $2,500 million; all per year.

                     (4) Under the Advisory Agreement with Bankers Trust Company
                         (the "Advisor"), the fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.30% of average daily net assets. Under the Advisory Agreement with the "Advisor", the Small Cap Index Fund will pay an advisory fee at an annual percentage rate of 0.35% of the average daily net assets of the fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.45% of average daily net assets. Under the Advisory Agreement the "Advisor", the EAFE Equity Index Fund will pay an advisory fee at an annual percentage rate of 0.45% of the average daily net assets of the fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.65% of average daily net assets. Without the reimbursement to the Funds for the year ended 12/31/99 total expenses would have been 0.43% for the Equity 500 Index Fund, 1.18% for the Small Cap Index Fund and 1.15% for the EAFE Equity Index Fund.

                     (5) A portion of the brokerage commissions that certain
                         funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds', or FMR on behalf of certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. The total operating expenses, after reimbursement would have been: Growth 0.75% (service); Contrafund 0.75% (service); Growth Opportunities 0.78% (service).


                     (6) Expenses (except for Global Technology Portfolio) are
                         based upon expenses for the fiscal year ended
                         December 31, 1999, restated to reflect a reduction in the management fee for Worldwide Growth, and Balanced Portfolios. Expenses for Global Technology Portfolio are based on the estimated expenses that the Portfolio expects to incur in its initial fiscal year. All expenses are shown without the effect of expense offset arrangements.


                     (7) Each series has an expense offset arrangement which
                         reduces the series' custodian fee based on the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangement and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had the fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:
                            0.83% for Emerging Growth Series
                           0.89% for Total Return Series
                           0.90% for Utilities Series

                     (8) Expenses reflect expense reimbursement. Neuberger
                         Berman Management Inc. ("NBMI") has undertaken through May 1, 2001 to reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed in the aggregate, 1.0% of the AMT Mid-Cap Growth Portfolio's average daily net asset value. Absent such reimbursement, Total Annual Expenses for the portfolio for the year ended December 31, 1999 would have been 1.08%.

                     (9) (a) The fund administration fee is paid indirectly
                             through the management fee.

                         (b) The fund's class 2 distribution plan or
                             "rule 12b-1 plan" is described in the fund's prospectus. While the maximum amount payable under the fund's class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.


                         (c) On 2/8/00, a merger and reorganization was approved
                             that combined the fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. The table shows total expenses based on the fund's assets as of 12/31/99, and not the assets of the combined fund. However, if the table reflected combined assets, the fund's expenses after 5/01/00 would be estimated as: Management Fees 0.80%, Distribution and Service Fee 0.25%, Other Expenses 0.05%, and Total Fund Operating Expenses 1.10%.


                         (d) On 2/8/00, shareholders approved a merger and
                             reorganization that combined the fund with the Templeton International Equity Fund. The shareholders of that fund approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

                    SURRENDER CHARGES

                    A generally declining Surrender Charge will apply if the Policy is totally surrendered or lapses during the first fifteen years following the Date of Issue or the first fifteen years following an increase in Specified Amount. The Surrender Charge varies by Age of the Insureds, the number of years since the Date of Issue, and Specified Amount. The charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The maximum Surrender Charge is included in each Policy and is in compliance with each state's nonforfeiture law. Examples of the Surrender Charge can be seen in Appendix 2 by subtracting "Surrender Value" from "Total Accumulation Value" on any chosen set of investment return assumptions.


                    The surrender charge under a Policy is proportional to the face amount of the Policy. Expressed as a percentage of face amount, it is higher for older than for younger issue ages. For example, assuming issue ages 80, the first year surrender charge is $37.40 per $1000 of face amount. At issue ages 65 it is $25.10 per $1000 of face amount, at issue ages 55 it is $13.68 per $1000 of face amount, and at issue ages 25 it is $2.87 per $1000 of face amount. These calculations assume both insureds are the same age. The surrender charge cannot exceed Policy value but may equal Policy value, especially during the first two Policy years. All surrender charges decline to zero over the 15 years following issuance of the Policy. See, for example, the illustrations in Appendix 2 for issue ages 55 and 65.


                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new Policy whose Specified Amount was equal to the amount of the increase. Supplemental Policy Specifications will be sent to the Owner upon an increase in Specified Amount reflecting the maximum additional Surrender Charge in the Table of Surrender Charges. The minimum allowable increase in Specified Amount is $1,000. Lincoln Life may change this at any time.

                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of $25 (not to exceed 2% of the amount surrendered) is imposed, allocated pro-rata among the Sub-Accounts from which the partial surrender proceeds are taken.

                    Any surrenders, full or partial, may result in tax implications. (SEE "TAX ISSUES.")

                    Based on its actuarial determination, Lincoln Life does not anticipate that the Surrender Charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which Lincoln Life will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from the general account of Lincoln Life, which supports insurance and annuity obligations.

                    TRANSACTION FEE FOR EXCESS TRANSFERS

                    Lincoln Life reserves the right to impose a charge for each transfer request in excess of 12 in any Policy Year. A single transfer request, either in writing or by telephone, may consist of multiple transactions.

DEATH BENEFITS

                    The Death Benefit Proceeds is the amount payable to the Beneficiary upon the Second Death (the death of the second of the two Insureds to die), in accordance with the Death Benefit Option elected. Loans (if any) and overdue deductions are deducted from the Death Benefit Proceeds prior to payment.

                    The applicant must select the Specified Amount of the Death Benefit, which may not be less than $250,000 and the Death Benefit Option. The two Death Benefit Options are described below. The applicant must consider a number of factors in selecting the Specified Amount, including the amount of proceeds required on the Second Death and the Owner's ability to make Premium Payments. In evaluating this decision, the applicant should consider that the greater the Net Amount at Risk, the greater the monthly deductions for the Cost of Insurance.

                    DEATH BENEFIT OPTIONS

                    Two different Death Benefit Options are available under the Policy. The Death Benefit Proceeds payable under the Policy is the greater of (a) the Corridor Death Benefit or (b) the amount determined under the Death Benefit Option in effect on the date of the Second Death, less (in each case) any indebtedness under the Policy. In the case of Death Benefit Option 1, the Specified Amount is reduced by the amount of any partial surrender. The "Corridor Death Benefit" is the applicable percentage (the "Corridor Percentage") of the Accumulation Value (rather than by reference to the Specified Amount) required to maintain the Policy as a "life insurance contract" for Federal income tax purposes. The Corridor Percentage is 250% through the time the younger Insured reaches or would have reached Age 40 and decreases in accordance with the table in Appendix I of this Prospectus to 100% when the younger Insured reaches or would have reached Age 95.

                    Death Benefit Option 1 provides Death Benefit Proceeds equal to the Specified Amount (a minimum of $250,000). If Option 1 is selected, the Policy pays level Death Benefit Proceeds until the Minimum Death Benefit exceeds the Specified Amount. (See "Death Benefits," "Federal Income Tax Definition of Life Insurance.")

                    Death Benefit Option 2 provides Death Benefit Proceeds equal to the sum of the Specified Amount plus the Accumulation Value as of the date of the Second Death. If

                    Option 2 is selected, the Death Benefit Proceeds increase or decrease over time, depending on the amount of premium paid and the investment performance of the underlying Sub-Accounts.

                    If for any reason the applicant fails to affirmatively elect a particular Death Benefit Option, Death Benefit Option 1 shall apply until changed as provided below. The ability of the Owner to support the Policy is an important factor in selecting between the Death Benefit Options, because the greater the Net Amount at Risk at any time, the more that will be deducted from the value of the Policy to pay the Cost of Insurance.

                    Owners who prefer insurance coverage that generally does not vary in amount and generally has lower Cost of Insurance Charges should elect Option 1. Owners who prefer to have favorable investment experience reflected in increased insurance coverage should select Option 2. Under Option 1, any Surrender Value at the time of the Second Death will revert to Lincoln Life.

                    CHANGES IN DEATH BENEFIT OPTIONS AND SPECIFIED AMOUNT

                    All requests for changes between Death Benefit Options and changes in the Specified Amount must be submitted in proper written form to the Administrative Office. The minimum amount of increase in Specified Amount currently permitted is $1,000. If requested, a supplemental application and evidence of insurability must also be submitted to Lincoln Life.

                    In a change from Death Benefit Option 1 to Death Benefit Option 2, the Specified Amount shall be reduced so it thereafter equals (a) the amount payable under the Death Benefit Option in effect immediately before the change, minus (b) the Accumulation Value immediately before the change. In a change from Death Benefit Option 2 to Death Benefit Option 1, the Specified Amount shall be increased so that it thereafter equals the amount payable under the Death Benefit Option in effect immediately before the change.

                    Any reductions in Specified Amount will be made against the initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to the Policy.

                    Lincoln Life may at its discretion decline any request for a change between Death Benefit Options or increase in the Specified Amount. Lincoln Life may at its discretion decline any request for change of the Death Benefit Option or reduction of the Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of Federal income tax law.

                    Any change is effective on the first Monthly Anniversary Day on or after the date of approval of the request by Lincoln Life, unless the Monthly Deduction Amount would increase as a result of the change. In that case, the change is effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to or greater than the Monthly Deduction Amount, as increased.

                    FEDERAL INCOME TAX DEFINITION OF LIFE INSURANCE

                    The amount of the Death Benefit must satisfy certain requirements under the Code if the policy is to qualify as insurance for federal income tax purposes. The amount of the Death Benefit Proceeds required to be paid under the Code to maintain the Policy as life insurance under each of the Death Benefit Options is equal to the product of the Accumulation Value and the applicable Corridor Percentage. A table of Corridor Percentages is in Appendix I.

NOTICE OF DEATH OF INSUREDS

                    Due Proof of Death must be furnished to Lincoln Life at the Administrative Office as soon as reasonably practicable after the death of each Insured. "Due Proof of Death" must be in proper written form and includes a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof of death satisfactory to Lincoln Life.

PAYMENT OF DEATH BENEFIT PROCEEDS

                    The Death Benefit Proceeds under the Policy will ordinarily be paid within seven days, if in a lump sum, or in accordance with any Settlement Option selected by the Owner or the Beneficiary after receipt at the Administrative Office of Due Proof of Death of both Insureds. SEE SETTLEMENT OPTIONS. The amount of the Death Benefit Proceeds under Option 2 will be determined as of the date of the Second Death. Payment of the Death Benefit Proceeds may be delayed if the Policy is contested or if Separate Account values cannot be determined.

                    SETTLEMENT OPTIONS

                    There are several ways in which the Beneficiary may receive the Death Benefit Proceeds, or in which the Owner may choose to receive payments upon surrender of the Policy.

                    The Owner may elect a Settlement Option before the Second Death; after the Second Death, if the Owner has not irrevocably selected a Settlement Option, the Beneficiary may elect one of the Settlement Options. If no Settlement Option is selected, the Death Benefit Proceeds will be paid in a lump sum.

                    If the Policy is assigned as collateral security, Lincoln Life will pay any amount due the assignee in one lump sum. Any remaining Death Benefit Proceeds will be paid as elected.

                    A request to elect, change, or revoke a Settlement Option must be received in proper written form by the Administrative Office before payment of the lump sum or under any Settlement Option. The first payment under the Settlement Option selected will become payable on the date proceeds are settled under the option. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the Settlement Option may be changed.

                    There are at least four Settlement Options:

                        The first Settlement Option is an annuity for the lifetime of the payee.

                        The second Settlement Option is an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months.

                        Under the third Settlement Option, Lincoln Life makes monthly payments for a stated number of years, at least five but no more than thirty.

                        The fourth Settlement Option, provides that Lincoln Life pays interest annually on the sum left with Lincoln Life at a rate of at least 3% per year, and pays the amount on deposit on the payee's death.

                    Any other Settlement Option offered by Lincoln Life at the time of election may also be selected.

POLICY LIQUIDITY

                    The Policy provides only limited liquidity. Subject to certain limitations, however, the Owner may borrow against the Surrender Value of the Policy, may make a partial surrender of some of the Surrender Value of the Policy and may fully surrender the Policy for its Surrender Value.

                    POLICY LOANS

                    The Owner may at any time contract for Policy Loans up to an aggregate amount not to exceed 90% of the Surrender Value at the time a Policy Loan is made. It is a condition to securing a Policy Loan that the Owner execute a loan agreement and that the Policy be assigned to Lincoln Life free of any other assignments. The Loan Account is the account in which Policy indebtedness (outstanding Loans and interest) accrues once it is transferred out of the Fixed Account or Sub-Accounts. Interest on Policy Loans accrues at an annual rate of 8%, and loan interest is payable to Lincoln Life (for its account) once a year in arrears on each Policy Anniversary, or earlier upon full surrender or other payment of proceeds of a Policy.

                    The amount of a loan, plus any accrued but unpaid interest, is added to the outstanding Policy Loan balance. Unless paid in advance, any loan interest due will be transferred from the values in the Fixed Account and each Sub-Account, and treated as an additional Policy Loan, and added to the Loan Account Value.

                    During the first ten Policy Years, Lincoln Life's current practice is to credit interest to the Loan Account Value at an annual rate equal to the interest rate charged on the loan minus 1% (guaranteed not to exceed 2%). Beginning with the eleventh Policy Year, Lincoln Life's current practice is to credit interest at an annual rate equal to the interest rate charged on the loan, less 0% annually (guaranteed not to exceed 1%). In no case will the annual credited interest rate be less than 6% in each of the first ten Policy Years and 7% thereafter.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts, transfers from each for loans and loan interest will be made in proportion to the assets in each Sub-Account at that time, unless Lincoln Life is instructed otherwise in proper written form at the Administrative Office. Repayments on the loan and interest credited on the Loan Account Value will be allocated according to the most recent Premium Payment allocation at the time of the repayment.

                    A Policy Loan, whether or not repaid, affects the proceeds payable upon the Second Death and the Accumulation Value. The longer a Policy Loan is outstanding, the greater the effect is likely to be. While an outstanding Policy Loan reduces the amount of assets invested, depending on the investment results of the Sub-Accounts, the effect could be favorable or unfavorable.

                    If at any time the total indebtedness against the Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate without value subject to the conditions in the Grace Period Provision, unless the No Lapse Provision is in effect. (See "Lapse and Reinstatement.")

                    If a Policy lapses while a loan is outstanding, adverse tax consequences may result.

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                    PARTIAL SURRENDER

                    You may make a partial surrender at any time before the Second Death by request to the Administrative Office in proper written form or by telephone, if telephone transactions have been authorized by the Owner. A $25 transaction fee is charged for each partial surrender. Total partial surrenders may not exceed 90% of the Surrender Value of the Policy. Each partial surrender may not be less than $500. Partial surrenders are subject to other limitations as described below.

                    Partial surrenders may reduce the Specified Amount and, in each case, reduce the Death Benefit Proceeds. To the extent that a requested partial surrender would cause the Specified Amount to be less than $250,000, the partial surrender will not be permitted by Lincoln Life. In addition, if following a partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the surrender may be limited to the extent necessary to meet the federal tax law requirements.

                    The effect of partial surrenders on the Death Benefit Proceeds depends on the Death Benefit Option elected under the Policy. If Death Benefit Option 1 has been elected, a partial surrender would reduce the Accumulation Value and the Specified Amount. The reduction in the Specified Amount, which would reduce any past increases on a last in, first out basis, reduces the amount of the Death Benefit Proceeds.

                    If Death Benefit Option 2 has been elected, a partial surrender would reduce the Accumulation Value, but would not reduce the Specified Amount. The reduction in the Accumulation Value reduces the amount of the Death Benefit Proceeds.

                    If the Net Accumulation Value is distributed among more than one of the Sub-Accounts, surrenders from each will be made in proportion to the assets in each Sub-Account at the time of the surrender, unless Lincoln Life is instructed otherwise in proper written form at the Administrative Office. Lincoln Life may at its discretion decline any request for a partial surrender.

                    SURRENDER OF THE POLICY

                    You may surrender the Policy at any time. On surrender of the Policy, Lincoln Life will pay you, or assignee, the Surrender Value next computed after receipt of the request in proper written form at the Administrative Office. All coverage under the Policy will automatically terminate and may not be reinstated if the Owner makes a full surrender.

                    SURRENDER VALUE

                    The "Surrender Value" of a Policy is the amount the Owner can receive in a lump sum by surrendering the Policy. The Surrender Value is the Net Accumulation Value less the Surrender Charge ("See Charges and Fees.") All or part of the Surrender Value may be applied to one or more of the Settlement Options. Surrender Values are illustrated in Appendix 2.

                    DEFERRAL OF PAYMENT AND TRANSFERS

                    Payment of loans or of the Surrender Value from any Sub-Accounts will be made within 7 days. Payment or transfer from the Fixed Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the Fixed Account, interest will accrue and be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment.

ASSIGNMENT; CHANGE OF OWNERSHIP

                    While either Insured is living, the Owner may assign the Owner's rights in the Policy, including the right to change the beneficiary designation. The assignment must be in proper written form, signed by the Owner and recorded at the Administrative Office. No assignment will affect, or prejudice Lincoln Life as to, any payment made or action taken by Lincoln Life before it was recorded. Lincoln Life is not responsible for any assignment not submitted for recording, nor is Lincoln Life responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after recordation of any assignment.

                    Once recorded, the assignment remains effective until released by the assignee in proper written form. So long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in proper written form.

                    So long as either Insured is living, the Owner may name a new Owner by recording a change in ownership in proper written form at the Administrative Office. On recordation, the change will be effective as of the date of execution of the document of transfer or, if there is no such date, the date of recordation. No such change of ownership will affect, or prejudice Lincoln Life as to, any payment made or action taken by Lincoln Life before it was recorded. Lincoln Life may require that the Policy be submitted to it for endorsement before making a change.

LAPSE AND REINSTATEMENT

                    LAPSE OF A POLICY

                    Except as provided by the No Lapse Provision, if at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, the Policy is subject to lapse and automatic termination of all coverage under the Policy. The Net Accumulation Value may be insufficient (1) because it has been exhausted by earlier deductions, (2) due to poor investment performance, (3) due to partial surrenders,
                    (4) due to indebtedness for Policy Loans, or (5) because of some combination of the foregoing factors.

                    If Lincoln Life has not received a Premium Payment or payment of indebtedness on Policy Loans necessary so that the Net Accumulation Value is sufficient to pay the Monthly Deduction Amount on a Monthly Anniversary Day, Lincoln Life will send a written notice to the Owner and any assignee of record. The notice will state the amount of the Premium Payment or payment of indebtedness on Policy Loans necessary such that the Net Accumulation Value is at least equal to two times the Monthly Deduction Amount. If the minimum required amount set forth in the notice is not paid to Lincoln Life on or before the day that is the later of
                    (a) 31 days after the date of mailing of the notice, and
                    (b) 61 days after the date of the Monthly Anniversary Day with respect to which such notice was sent (together, the "Grace Period"), then the policy shall terminate and all coverage under the policy shall lapse without value. If the Second Death occurs during the Grace Period, Death Benefit Proceeds will be paid, but will be reduced, in addition to any other reductions, by any unpaid Monthly Deductions. If the Second Death occurs after the Policy has lapsed, no Death Benefit Proceeds will be paid.

                    NO LAPSE PROVISION

                    (Note: the No Lapse provision is not available in IL, MA, MD, NJ and TX).

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
                    The applicant may elect the No Lapse Provision at issue of the Policy. If this provision is elected and if at each Monthly Anniversary Day the sum of all Premium Payments less any policy loans (including any accrued loan interest) and partial surrenders is at least equal to the sum of the No Lapse Premiums (the cumulative premium required to have been paid by each Monthly Anniversary Day, as indicated in the Policy Specifications) due since the Date of Issue of the Policy, the Policy will not lapse. A Grace Period will be allotted after each Monthly Anniversary Day on which insufficient premiums have been paid (see preceding paragraph). The payment of sufficient additional premiums during the Grace Period will keep the No Lapse Provision in force.

                    The No Lapse Provision will be terminated if you fail to meet the premium requirements, if there is an increase in Specified Amount or if you change the Death Benefit Option. Once the No Lapse Provision terminates, it cannot be reinstated.

                    REINSTATEMENT OF A LAPSED POLICY

                    After the Policy has lapsed due to the failure to make a necessary payment before the end of an applicable Grace Period, and assuming the No Lapse Provision does not apply, it may be reinstated provided (a) it has not been surrendered, (b) there is an application for reinstatement in proper written form, (c) evidence of insurability of both insureds is furnished to Lincoln Life and it agrees to accept the risk, (d) Lincoln Life receives a payment sufficient to keep the Policy in force for at least two months, and (e) any accrued loan interest is paid. The effective date of the reinstated Policy shall be the Monthly Anniversary Day after the date on which Lincoln Life approves the application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which the Policy lapsed.

                    If the Policy is reinstated, such reinstatement is effective on the Monthly Anniversary Day following Lincoln Life approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due.

                    If the Surrender Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

COMMUNICATIONS WITH LINCOLN LIFE

                    PROPER WRITTEN FORM

                    When ever this Prospectus refers to a communication "in proper written form," it means in writing, in form and substance reasonably satisfactory to Lincoln Life, received at the Administrative Office.

                    TELEPHONE TRANSACTION PRIVILEGES

                    Telephone transactions are permitted only if authorized in proper written form by the applicant or Owner. To effect a permitted telephone transaction, the Owner or his or her authorized representative must call the Administrative Office and provide, as identification, his or her policy number, a requested portion of his or her Social Security number, and such other information as Lincoln Life may require to authenticate the authority of the caller. If permitted and adequately authenticated, a customer service representative will accept the telephone transaction request. Lincoln Life disclaims all liability for losses resulting from unauthorized or fraudulent telephone transactions, but acknowledges that if it does not follow these procedures, which it believes to be reasonable, it may be liable for such losses.

OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only when both Insureds are at least Age 18 but are less than Age 80.

                    DATE OF COVERAGE

                    The date of coverage will be the Date of Issue, provided both Insureds are alive and prior to any change in the health and insurability of the Insureds as represented in the application.

                    RIGHT TO EXCHANGE THE POLICY

                    The Owner may, within the first two Policy Years, exchange the Policy for a permanent life insurance policy then being offered by Lincoln Life. The benefits for the new policy will not vary with the investment experience of the Variable Account. The exchange must be elected within 24 months from the Date of Issue. No evidence of insurability will be required.

                    The Owner, the Insureds and the Beneficiary under the new policy will be the same as those under the exchanged Policy on the date of the exchange. The Accumulation Value under the new Policy will be equal to the Accumulation Value under the old Policy on the date the exchange request is received. The new policy will have a Death Benefit on the exchange date not more than the Death Benefit of the original Policy immediately prior to the exchange date. If the Accumulation Value is insufficient to support the Death Benefit, the Owner will be required to make additional Premium Payments in order to effect the exchange. The new Policy will have a Date of Issue and issue Ages as of the date of exchange. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.

                    The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Owner, Lincoln Life will pay the excess to the Owner in cash. The exchange may be subject to federal income tax withholding.

                    If at any time while both Insureds are alive, a change in the Internal Revenue Code would result in a less favorable tax treatment of the Insurance provided under the policy or if the Insureds are legally divorced while the policy is in force, the Owner may exchange the policy for separate single life policies on each of the Insureds subject to the following conditions: (a) evidence of insurability satisfactory to Lincoln Life is furnished, (b) the amount of insurance of each new Policy is not larger than one half of the amount of insurance then in force under the policy, (c) the premium for each new policy is determined according to Lincoln Life's rates then in effect for that policy based on each Insured's then attained age and sex, and (d) any other requirements as determined by Lincoln Life are met. The new policy will not take effect until the date all such requirements are met.

                    INCONTESTABILITY

                    Lincoln Life will not contest payment of the Death Benefit Proceeds based on the initial Specified Amount after the Policy has been in force for two years from the Date of

                    Issue so long as both Insureds were alive during those two years. For any increase in Specified Amount requiring evidence of insurability, Lincoln Life will not contest payment of the Death Benefit Proceeds based on such an increase after it has been in force for two years from its effective date so long as both Insureds were alive during those two years.

                    MISSTATEMENT OF AGE OR GENDER

                    If the Age or gender of either of the Insureds has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3. where:

                       1. is the Net Amount at Risk at the time of the Second Death;

                       2. is the ratio of the monthly Cost of Insurance applied
                          in the Policy month of death to the monthly Cost of Insurance that should have been applied at the true Age and gender in the Policy month of death; and

                       3. is the Accumulation Value at the time of the Second Death.

                    SUICIDE

                    If the Second Death is by suicide, while sane or insane, within two years from the Date of Issue, Lincoln Life will upon the Second Death pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the Second Death is by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, Lincoln Life will upon the Second Death pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of Lincoln Life.

                    RIDERS

                    The No-Lapse Provision discussed under "Lapse and Reinstatement," is available for an additional charge under the Policy. However, it must be elected with the original Policy application; it cannot be elected subsequently; and once lost, cannot be reinstated. Other riders may be offered and we may charge for them.

TAX ISSUES

                    INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

                    TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL


                    TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.


                    INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                    RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

                    NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

                    TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

                    If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.


                    TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.


                    POLICIES WHICH ARE MECS


                    CHARACTERIZATION OF A POLICY AS A MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.


                    TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

                    PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age
                    59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

                    SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

                    POLICIES WHICH ARE NOT MECS


                    TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.


                    CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

                    TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in the your income.

                    LAST SURVIVOR CONTRACT

                    Although we believe that the policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your premium (with earnings) and impose higher cost of insurance charges in the future.

                    Due to the coverage of more than one insured under the policy, there are special considerations in applying the 7-pay test. For example, a reduction in the death benefit at any time, such as may occur upon a partial surrender, may cause the policy to be a MEC. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of policies covering more than one insured.


                    COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.


                    DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

                    FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

                    CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

                    TAX STATUS OF LINCOLN LIFE


                    Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

FAIR VALUE OF THE POLICY

                    It is sometimes necessary for tax and other reasons to determine the "fair value" of the Policy. The fair value of the Policy is measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value, although the amount of the Net Accumulation Value will typically be important in valuing the Policy for this purpose. For some but not all purposes, the fair value of the Policy may be the Surrender Value of the Policy. The fair value of the Policy may be impacted by developments other than the performance of the underlying investments. For example, without regard to any other factor, it increases as the Insureds grow older. Moreover, on the death of the first of the Insureds to die, it tends to increase significantly. The Owner should consult with his or her advisors for guidance as to the appropriate methodology for determining the fair value of the Policy for a particular purpose.

DIRECTORS AND OFFICERS OF LINCOLN LIFE

                    The following persons are Directors and Officers of Lincoln Life. Except as indicated below, the address of each is 1300 South Clinton Street, Fort Wayne, Indiana 46802 and each has been employed by Lincoln Life or its affiliates for more than five years.

                              NAME, ADDRESS AND POSITION(S)
                                     WITH REGISTRANT*             PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            ----------------------------------  ------------------------------------------
                            NANCY J. ALFORD                     Vice President [4/96-present], formerly;
                            VICE PRESIDENT                      Second Vice President [1/90-4/96], The
                                                                Lincoln National Life Insurance Company.

                            ROLAND C. BAKER                     Vice President [1/95-present] The Lincoln
                            VICE PRESIDENT                      National Life Insurance Co., President and
                            1801 S. Meyers Rd.                  Director, First Penn Pacific Life
                            Oakbrook Terrace, IL 60181          Insurance Company.

                            JON A. BOSCIA                       President, Chief Executive Officer and
                            PRESIDENT AND DIRECTOR              Director, Lincoln National Corporation
                            1500 Market Street                  [1/98-present], Formerly: President, Chief
                            Suite 3900                          Executive Officer and Director
                            Philadelphia, PA 19102              [10/96-1/98] and President and Chief
                                                                Operating Officer [5/94-10/96], The
                                                                Lincoln National Life Insurance Company.

                            JOHN H. GOTTA                       Chief Executive Officer of Life Insurance,
                            CHIEF EXECUTIVE OFFICER OF LIFE     Senior Vice President and Assistant
                            INSURANCE, SENIOR VICE PRESIDENT    Secretary [12/99-present] The Lincoln
                            AND ASSISTANT SECRETARY             National Life Insurance Company. Formerly:
                            350 Church Street                   Senior Vice President and Assistant
                            Hartford, CT 06103                  Secretary [4/98-12/99]; Senior Vice
                                                                President [2/98-4/98]; Vice President and
                                                                General Manager [1/98-2/98] The Lincoln
                                                                National Life Insurance Co. Formerly:
                                                                Senior Vice President, Connecticut General
                                                                Life Insurance Company [3/96-12/97]; Vice
                                                                President, Connecticut (Massachusetts
                                                                Mutual) Mutual Life Insurance Company
                                                                [8/94-3/96].

                            J. MICHAEL HEMP                     President and Director [7/97-present],
                            SENIOR VICE PRESIDENT               Lincoln Financial Advisors Inc.; Senior
                            350 Church Street                   Vice President [formerly Vice President]
                            Hartford, CT 06103                  [10/95-present], The Lincoln National Life
                                                                Insurance Co.

                              NAME, ADDRESS AND POSITION(S)
                                     WITH REGISTRANT*             PRINCIPAL OCCUPATIONS LAST FIVE YEARS
                            ----------------------------------  ------------------------------------------
                            STEPHEN H. LEWIS                    Interim Chief Executive Officer of
                            INTERIM CHIEF EXECUTIVE OFFICER OF  Annuities and Senior Vice President,
                            ANNUITIES AND SENIOR VICE           [12/99-present]. Formerly: Senior Vice
                            PRESIDENT                           President, [5/94-12/99] The Lincoln
                                                                National Life Insurance Company

                            H. THOMAS MCMEEKIN                  President and Director 5/94-present,
                            DIRECTOR                            Lincoln Investment Management, Inc.
                            One Commerce Square
                            2005 Market Street
                            Philadelphia, PA 19103

                            GARY W. PARKER                      Senior Vice President [4/00-present], Vice
                            SENIOR VICE PRESIDENT               President, Product Management, [7/98-3/00]
                            350 Church Street                   The Lincoln National Life Insurance
                            Hartford, CT 06103                  Company Formerly: Senior Vice President,
                                                                Life Products [10/97-6/98]; Vice
                                                                President, Marketing Services [9/89-10/97]
                                                                Life of Virginia.

                            LAWRENCE T. ROWLAND                 Executive Vice President [10/96-present]
                            EXECUTIVE VICE PRESIDENT AND        Formerly: Senior Vice President
                            DIRECTOR                            [1/93-10/96], The Lincoln National Life
                            One Reinsurance Place               Insurance Company Chairman, Chief
                            1700 Magnavox Way                   Executive Officer, President and Director
                            Fort Wayne, IN 46802                [10/96-present], Formerly: Senior Vice
                                                                President [10/95-10/96].

                            KEITH J. RYAN                       Vice President, Controller and Chief
                            VICE PRESIDENT, CONTROLLER AND      Accounting Officer [1/96-present] The
                            CHIEF ACCOUNTING OFFICER            Lincoln National Life Insurance Company

                            TODD R. STEPHENSON                  Senior Vice President, Chief Financial
                            SENIOR VICE PRESIDENT, CHIEF        Officer and Assistant Treasurer, The
                            FINANCIAL OFFICER AND ASSISTANT     Lincoln National Life Insurance Company
                            TREASURER                           [3/99-present] Formerly: Senior Vice
                                                                President and Chief Operating Officer
                                                                [1/98-3/99] Lincoln Life & Annuity
                                                                Distributors, Inc.; Senior Vice President
                                                                and Chief Operating Officer [1/98-3/99]
                                                                Lincoln Financial Advisors Corp.; Senior
                                                                Vice President, Treasurer, Chief Financial
                                                                Officer and Director, American States
                                                                Insurance Co. [2/95-12/97].

                            RICHARD C. VAUGHAN                  Executive Vice President and Chief
                            DIRECTOR                            Financial Officer, The Lincoln National
                            Centre Square                       Life Insurance Company [1/95-present].
                            West Tower
                            1500 Market Street
                            Suite 3900
                            Philadelphia, PA 19102

                            MICHAEL R. WALKER                   Senior Vice President [1/98-present], Vice
                            SENIOR VICE PRESIDENT               President [1/96-1/98] The Lincoln National
                            350 Church Street                   Life Insurance Co. Formerly: Vice
                            Hartford, CT 06103                  President [3/93-1/96] Employers Health
                                                                Insurance Co.

                            ROY V. WASHINGTON                   Vice President [7/96-present] formerly,
                            VICE PRESIDENT                      Associate Counsel [2/95-7/96] The Lincoln
                                                                National Life Insurance Company

DISTRIBUTION OF POLICIES

                    Lincoln Life intends to offer the Policy in all jurisdictions where it is licensed to do business. Lincoln Life, also the principal underwriter for the Policies, is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, IN 46802.

                    The Policy may be sold by individuals, who in addition to being appointed as life insurance agents for Lincoln Life, are also registered representatives of Lincoln Financial Advisors Corp., a registered broker-dealer affiliated with Lincoln Life or other broker-dealers. These representatives ordinarily receive commission and service fees up to 60% of the first year premium, plus up to 5% of all other premiums paid. In lieu of premium-based commission, Lincoln Life may pay equivalent amounts based on Accumulation Value. The selling office receives additional compensation on the first year premium and all additional premiums. In some situations, the selling office may elect to share its commission with the registered representative. Selling representatives are also eligible for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from Lincoln Life's resources, which include sales charges made under this Policy.

CHANGES OF INVESTMENT POLICY

                    Lincoln Life may materially change the investment policy of the Separate Account. Lincoln Life must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which shall disapprove it if deemed detrimental to the interests of the Owners or if it renders Lincoln Life's operations hazardous to the public. If an Owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by Lincoln Life on the life of the Insureds. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. Lincoln Life will not require evidence of insurability for this conversion.

                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.

OTHER CONTRACTS ISSUED BY LINCOLN LIFE

                    Lincoln Life from time to time offers other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of Lincoln Life.

STATE REGULATION

                    Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of Lincoln Life for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine Lincoln Life's contract liabilities and reserves so that the Insurance Department may certify the items are correct. Lincoln Life's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the Indiana Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    A blanket bond with a per event limit of $25 million and an annual policy aggregate limit of $50 million covers all of the officers and employees of the Company.

REPORTS TO OWNERS

                    Lincoln Life maintains Policy records and will mail to each Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in each Sub-Account and any Loan Account Value.

                    Owners will also be sent annual reports containing financial statements for the Separate Account and annual and semi-annual reports of the Funds as required by the 1940 Act.

                    In addition, Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in Death Benefit Option, transfers among Sub-Accounts, Premium Payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

                    We are also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect our financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the Policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                    We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisement. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

LEGAL PROCEEDINGS

                    Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.

                    Lincoln Life is presently defending several lawsuits in which Plaintiffs seek to represent national classes of policyholders in connection with alleged fraud, breach of contract and other claims relating to the sale of interest-sensitive universal and participating whole life insurance policies. As of the date of this prospectus, the courts have not certified a class in any of the suits. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substantial, the cases are in the preliminary stages of litigation, and it is premature to make assessments about potential loss, if any. Management is defending these suits vigorously. The amount of liability, if any, which may ultimately arise as a result of these suits cannot be reasonably determined at this time.

EXPERTS

                    The financial statements of the Separate Account and the statutory-basis financial statements of Lincoln Life appearing in this prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports which also appear elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

                    Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA as stated in the opinion filed as an Exhibit to the Registration Statement.

                    Legal matters in connection with the Policies described herein are being passed upon by Robert A. Picarello, Esq., as stated in the Opinion filed as an Exhibit to the Registration Statement.

REGISTRATION STATEMENT

                    A Registration Statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Separate Account, Lincoln Life, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

APPENDIX 1

                    CORRIDOR PERCENTAGES

ATTAINED AGE OF THE YOUNGER
INSURED (NEAREST BIRTHDAY)      CORRIDOR PERCENTAGE
----------------------------    -------------------
            0-40                        250%
             41                         243
             42                         236
             43                         229
             44                         222
             45                         215
             46                         209
             47                         203
             48                         197
             49                         191
             50                         185
             51                         178
             52                         171
             53                         164
             54                         157
             55                         150
             56                         146
             57                         142
             58                         138
             59                         134
             60                         130
             61                         128
             62                         126
             63                         124
             64                         122
             65                         120
             66                         119
             67                         118
             68                         117
             69                         116
             70                         115
             71                         113
             72                         111
             73                         109
             74                         107
           75-90                        105
             91                         104
             92                         103
             93                         102
             94                         101
           95-99                        100

APPENDIX 2

                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFIT PROCEEDS

                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations show how Accumulation Values, Surrender Values and Death Benefit Proceeds under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefit Proceeds may be different. The illustrations also assume there are no Policy Loans or Partial Surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option, and that the No-Lapse Provision is not selected.

                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit Proceeds as of each Policy Anniversary reflect the fact that charges are made and expenses applied which lower investment return on the assets held in the Sub-Accounts. Daily charges are made against the assets of the Sub-Accounts for assuming mortality and expense risks. The current mortality and expense risk charges are equivalent to an annual effective rate of 0.80% of the daily net asset value of the Separate Account. The mortality and expense risk charge is guaranteed never to exceed an annual effective rate of 0.90% of the daily net asset value of the Separate Account. In addition, the amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.82% of the daily net asset value of the Separate Account. This rate reflects an arithmetic average of total Fund portfolio annual expenses for the year ending December 31, 1999.


                    Considering charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at annual rates of -1.61%, 4.35% and 10.30% on a current basis, -1.70%, 4.24%
                    and 10.19% on a guaranteed basis.


                    The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as preferred and standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefit Proceeds than those illustrated.

                    The illustrations also reflect the fact that the Company deducts a premium load of 8.0% from each Premium Payment.

                    The Surrender Values shown in the illustrations reflect the fact that the Company will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first fifteen Policy Years. Surrender Charges reflect, in part, age and Specified Amount, and are shown in the illustrations.

                    In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is a flat dollar charge of $12.50 per month in the first year. Current values reflect a current flat dollar monthly administrative expense charge of $5 (and guaranteed values, $10) in subsequent Policy Years. The charge also includes $0.09 per $1,000 of Specified Amount during the first twenty Policy Years.

                    Upon request, the Company will furnish a comparable illustration based on the proposed insureds' ages, gender classification, smoking classification, risk classification and premium payment requested.

                                  MALE AGE 55/FEMALE AGE 55 NONSMOKER
                                  STANDARD -- $13,782 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1

                                  GUARANTEED BASIS


        PREMIUMS
        ACCUMULATED                              TOTAL ACCUMULATION VALUE       SURRENDER VALUE
           AT                                    ANNUAL INVESTMENT RETURN  ANNUAL INVESTMENT RETURN
END OF     5%         DEATH BENEFIT PROCEEDS                OF                        OF
POLICY  INTEREST    ANNUAL INVESTMENT RETURN OF   GROSS   GROSS             GROSS   GROSS            SURRENDER
YEAR    PER YEAR   GROSS 0%  GROSS 6%  GROSS 12%   0%      6%    GROSS 12%   0%      6%    GROSS 12% CHARGE
  --     -------   --------- --------- --------- ------- ------- --------- ------- ------- ---------  ------

   1      14,471   1,000,000 1,000,000 1,000,000 11,172  11,884    12,597       0       0         0   13,676
   2      29,666   1,000,000 1,000,000 1,000,000 22,020  24,135    26,337   8,754  10,869    13,071   13,266
   3      45,620   1,000,000 1,000,000 1,000,000 32,492  36,709    41,274  19,739  23,956    28,521   12,753
   4      62,372   1,000,000 1,000,000 1,000,000 42,564  49,591    57,504  30,358  37,385    45,298   12,206
   5      79,962   1,000,000 1,000,000 1,000,000 52,211  62,762    75,128  40,484  51,034    63,400   11,728

   6      98,431   1,000,000 1,000,000 1,000,000 61,399  76,196    94,253  50,287  65,084    83,141   11,112
   7     117,824   1,000,000 1,000,000 1,000,000 70,084  89,854   114,987  60,206  79,976   105,110    9,877
   8     138,186   1,000,000 1,000,000 1,000,000 78,202  103,680  137,439  69,560  95,038   128,796    8,643
   9     159,567   1,000,000 1,000,000 1,000,000 85,672  117,596  161,711  78,264  110,188  154,303    7,408
  10     182,016   1,000,000 1,000,000 1,000,000 92,398  131,511  187,916  86,224  125,338  181,742    6,173

  11     205,588   1,000,000 1,000,000 1,000,000 98,278  145,325  216,182  93,339  140,386  211,244    4,939
  12     230,338   1,000,000 1,000,000 1,000,000 103,208 158,936  246,668  99,504  155,232  242,964    3,704
  13     256,326   1,000,000 1,000,000 1,000,000 107,083 172,240  279,565  104,613 169,771  277,095    2,469
  14     283,614   1,000,000 1,000,000 1,000,000 109,798 185,135  315,110  108,563 183,900  313,875    1,235
  15     312,266   1,000,000 1,000,000 1,000,000 111,212 197,484  353,564  111,212 197,484  353,564        0

  20     478,501   1,000,000 1,000,000 1,000,000 88,571  241,528  600,910  88,571  241,528  600,910        0
  25     690,664           0 1,000,000 1,065,112      0  215,810 1,014,392      0  215,810 1,014,392       0
  30     961,443           0         0 1,787,824      0       0  1,702,690      0       0  1,702,690       0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates assumed. Guaranteed mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and
                                  (2) assumed Fund total expenses of 0.82% per year. See "Fund Expenses" at page 23 of this Prospectus.

                                  MALE AGE 55/FEMALE AGE 55 NONSMOKER
                                  STANDARD -- $13,782 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1

                                  CURRENT BASIS


        PREMIUMS
        ACCUMULATED                              TOTAL ACCUMULATION VALUE       SURRENDER VALUE
           AT                                    ANNUAL INVESTMENT RETURN  ANNUAL INVESTMENT RETURN
END OF     5%         DEATH BENEFIT PROCEEDS                OF                        OF
POLICY  INTEREST    ANNUAL INVESTMENT RETURN OF   GROSS   GROSS             GROSS   GROSS            SURRENDER
YEAR    PER YEAR   GROSS 0%  GROSS 6%  GROSS 12%   0%      6%    GROSS 12%   0%      6%    GROSS 12% CHARGE
  --     -------   --------- --------- --------- ------- ------- --------- ------- ------- ---------  ------

   1      14,471   1,000,000 1,000,000 1,000,000 11,246  11,961    12,676       0       0         0   13,676
   2      29,666   1,000,000 1,000,000 1,000,000 22,377  24,509    26,728   9,110  11,243    13,462   13,266
   3      45,620   1,000,000 1,000,000 1,000,000 33,302  37,576    42,199  20,549  24,822    29,446   12,753
   4      62,372   1,000,000 1,000,000 1,000,000 44,022  51,180    59,232  31,816  38,973    47,026   12,206
   5      79,962   1,000,000 1,000,000 1,000,000 54,536  65,340    77,985  42,809  53,613    66,258   11,728

   6      98,431   1,000,000 1,000,000 1,000,000 64,844  80,079    98,632  53,732  68,967    87,519   11,112
   7     117,824   1,000,000 1,000,000 1,000,000 74,942  95,415   121,362  65,065  85,537   111,485    9,877
   8     138,186   1,000,000 1,000,000 1,000,000 84,831  111,371  146,390  76,189  102,728  137,747    8,643
   9     159,567   1,000,000 1,000,000 1,000,000 94,508  127,969  173,947  87,100  120,561  166,539    7,408
  10     182,016   1,000,000 1,000,000 1,000,000 103,969 145,232  204,293  97,796  139,059  198,119    6,173

  11     205,588   1,000,000 1,000,000 1,000,000 113,213 163,184  237,712  108,274 158,246  232,773    4,939
  12     230,338   1,000,000 1,000,000 1,000,000 122,161 181,779  274,455  118,457 178,075  270,751    3,704
  13     256,326   1,000,000 1,000,000 1,000,000 130,779 201,012  314,844  128,310 198,543  312,375    2,469
  14     283,614   1,000,000 1,000,000 1,000,000 138,998 220,846  359,213  137,763 219,611  357,978    1,235
  15     312,266   1,000,000 1,000,000 1,000,000 146,785 241,280  407,974  146,785 241,280  407,974        0

  20     478,501   1,000,000 1,000,000 1,000,000 175,594 350,409  735,049  175,594 350,409  735,049        0
  25     690,664   1,000,000 1,000,000 1,343,332 180,770 472,005 1,279,364 180,770 472,005 1,279,364       0
  30     961,443   1,000,000 1,000,000 2,269,016 121,765 590,664 2,160,968 121,765 590,664 2,160,968       0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year. See "Fund Expenses" at page 23 of this Prospectus.

                                  MALE AGE 65/FEMALE AGE 65 NONSMOKER
                                  STANDARD -- $21,713 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS


         PREMIUMS
        ACCUMULATED
            AT                                       TOTAL ACCUMULATION VALUE         SURRENDER VALUE
END OF      5%          DEATH BENEFIT PROCEEDS      ANNUAL INVESTMENT RETURN OF ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST    ANNUAL INVESTMENT RETURN OF     GROSS                       GROSS                      SURRENDER
YEAR     PER YEAR   GROSS 0%   GROSS 6%  GROSS 12%    0%    GROSS 6% GROSS 12%    0%    GROSS 6% GROSS 12%  CHARGE
  --    ---------- ---------- ---------- ---------- ------- -------- ---------- ------- -------- ----------  ------

   1       22,799   1,000,000  1,000,000  1,000,000 18,058   19,195      20,332      0        0           0  25,098
   2       46,737   1,000,000  1,000,000  1,000,000 35,031   38,404      41,915 10,971   14,344      17,855  24,060
   3       71,873   1,000,000  1,000,000  1,000,000 50,771   57,463      64,711 27,781   34,473      41,721  22,991
   4       98,265   1,000,000  1,000,000  1,000,000 65,166   76,238      88,726 43,213   54,285      66,773  21,953
   5      125,977   1,000,000  1,000,000  1,000,000 78,084   94,575     113,961 57,201   73,692      93,077  20,883

   6      155,074   1,000,000  1,000,000  1,000,000 89,357  112,281     140,394 69,511   92,435     120,549  19,845
   7      185,627   1,000,000  1,000,000  1,000,000 98,752  129,097     167,964 81,111  111,457     150,324  17,640
   8      217,707   1,000,000  1,000,000  1,000,000 105,947 144,674     196,550 90,512  129,239     181,115  15,435
   9      251,391   1,000,000  1,000,000  1,000,000 110,521 158,561     225,970 97,290  145,331     212,739  13,230
  10      286,759   1,000,000  1,000,000  1,000,000 111,977 170,228     256,022 100,951 159,203     244,996  11,025

  11      323,896   1,000,000  1,000,000  1,000,000 109,766 179,093     286,522 100,945 170,273     277,702   8,820
  12      362,889   1,000,000  1,000,000  1,000,000 103,287 184,514     317,331 96,672  177,899     310,716   6,615
  13      403,832   1,000,000  1,000,000  1,000,000 91,890  185,792     348,374 87,480  181,382     343,964   4,410
  14      446,822   1,000,000  1,000,000  1,000,000 74,832  182,126     379,645 72,626  179,921     377,440   2,205
  15      491,962   1,000,000  1,000,000  1,000,000 51,143  172,481     411,144 51,143  172,481     411,144       0

  20      753,859           0          0  1,000,000      0        0     570,383      0        0     570,383       0
  25    1,088,113           0          0  1,000,000      0        0     771,432      0        0     771,432       0
  30    1,514,716           0          0  1,289,785      0        0   1,277,015      0        0   1,277,015       0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates assumed. Guaranteed mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and
                                  (2) assumed Fund total expenses of 0.82% per year. See "Fund Expenses" at page 23 of this Prospectus.

                                  MALE AGE 65/FEMALE AGE 65 NONSMOKER
                                  STANDARD -- $21,713 ANNUAL PREMIUM
                                  FACE AMOUNT $1,000,000
                                  DEATH BENEFIT OPTION 1
                                  CURRENT BASIS


         PREMIUMS
        ACCUMULATED
            AT                                       TOTAL ACCUMULATION VALUE         SURRENDER VALUE
END OF      5%          DEATH BENEFIT PROCEEDS      ANNUAL INVESTMENT RETURN OF ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST    ANNUAL INVESTMENT RETURN OF     GROSS                       GROSS                      SURRENDER
YEAR     PER YEAR   GROSS 0%   GROSS 6%  GROSS 12%    0%    GROSS 6% GROSS 12%    0%    GROSS 6% GROSS 12%  CHARGE
  --    ---------- ---------- ---------- ---------- ------- -------- ---------- ------- -------- ----------  ------

   1       22,799   1,000,000  1,000,000  1,000,000 18,364   19,511      20,660      0        0           0  25,098
   2       46,737   1,000,000  1,000,000  1,000,000 36,370   39,806      43,381 12,311   15,747      19,321  24,060
   3       71,873   1,000,000  1,000,000  1,000,000 53,947   60,840      68,295 30,956   37,849      45,305  22,991
   4       98,265   1,000,000  1,000,000  1,000,000 71,077   82,621      95,608 49,124   60,669      73,656  21,953
   5      125,977   1,000,000  1,000,000  1,000,000 87,754  105,172     125,559 66,870   84,288     104,675  20,883

   6      155,074   1,000,000  1,000,000  1,000,000 103,967 128,510     158,409 84,122  108,665     138,563  19,845
   7      185,627   1,000,000  1,000,000  1,000,000 119,708 152,660     194,453 102,068 135,020     176,813  17,640
   8      217,707   1,000,000  1,000,000  1,000,000 134,966 177,644     234,021 119,530 162,209     218,586  15,435
   9      251,391   1,000,000  1,000,000  1,000,000 149,728 203,489     277,480 136,498 190,259     264,249  13,230
  10      286,759   1,000,000  1,000,000  1,000,000 163,982 230,222     325,242 152,957 219,197     314,216  11,025

  11      323,896   1,000,000  1,000,000  1,000,000 177,714 257,874     377,771 168,894 249,054     368,951   8,820
  12      362,889   1,000,000  1,000,000  1,000,000 190,447 286,055     435,236 183,832 279,440     428,621   6,615
  13      403,832   1,000,000  1,000,000  1,000,000 202,060 314,707     498,176 197,650 310,297     493,766   4,410
  14      446,822   1,000,000  1,000,000  1,000,000 212,192 343,573     567,096 209,987 341,368     564,891   2,205
  15      491,962   1,000,000  1,000,000  1,000,000 220,393 372,347     642,645 220,393 372,347     642,645       0

  20      753,859   1,000,000  1,000,000  1,217,751 215,894 506,279   1,159,763 215,894 506,279   1,159,763       0
  25    1,088,113   1,000,000  1,000,000  2,107,579 115,282 636,208   2,007,219 115,282 636,208   2,007,219       0
  30    1,514,716           0  1,000,000  3,411,907      0  772,921   3,378,126      0  772,921   3,378,126       0

All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefit Proceeds, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.

                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.82% per year. See "Fund Expenses" at page 23 of this Prospectus.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENT OF ASSETS AND LIABILITY
DECEMBER 31, 1999

                                                   AIM           AIM                      AIM
                                                   V.I.          V.I.         AIM         V.I.
                                                   CAPITAL       DIVERSIFIED  V.I.        INTERNATIONAL
                                                   APPRECIATION  INCOME       GROWTH      EQUITY
                                      COMBINED     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
 ------------------------------------------------------------------------------------------------------
 ASSETS
   Investments at
   Market--Affiliated (Cost
   $10,660,427)                       $11,462,859   $       --   $       --   $       --   $       --
   Investments at
   Market--Unaffiliated (Cost
   $38,199,966)                        43,749,667    1,443,841      780,164    4,852,254      170,973
 --------------------------------     -----------   ----------   ----------   ----------   ----------
   Total Investments                   55,212,526    1,443,841      780,164    4,852,254      170,973
   Dividends Receivable                       366           --           --           --           --
 TOTAL ASSETS                          55,212,892    1,443,841      780,164    4,852,254      170,973
 LIABILITY--PAYABLE TO THE
    LINCOLN NATIONAL LIFE
    INSURANCE COMPANY                       1,180           31           17           98            4
 --------------------------------     -----------   ----------   ----------   ----------   ----------
 NET ASSETS                           $55,211,712   $1,443,810   $  780,147   $4,852,156   $  170,969
 --------------------------------     ===========   ==========   ==========   ==========   ==========
 Percent of net assets                     100.00%        2.62%        1.41%        8.79%        0.31%
 --------------------------------     ===========   ==========   ==========   ==========   ==========
 NET ASSETS ARE REPRESENTED BY:
 SVUL I Policies:
   Units in accumulation period                         91,495       80,631      210,456           --
   Unit value                                       $   15.780   $    9.675   $   15.611   $       --
 --------------------------------                   ----------   ----------   ----------   ----------
                                                     1,443,810      780,147    3,285,427           --
 LSVUL Policies:
   Units in accumulation period                             --           --      125,580       11,222
   Unit value                                       $       --   $       --   $   12.476   $   15.235
 --------------------------------                   ----------   ----------   ----------   ----------
                                                            --           --    1,566,729      170,969
 --------------------------------                   ----------   ----------   ----------   ----------
 NET ASSETS                                         $1,443,810   $  780,147   $4,852,156   $  170,969
 --------------------------------                   ==========   ==========   ==========   ==========


                                  AIM         BARON        BT                         BT
                                  V.I.        CAPITAL      EAFE          BT EQUITY    SMALL
                                  VALUE       ASSET        EQUITY INDEX  500 INDEX    CAP INDEX
                                  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
 -------------------------------
 ASSETS
   Investments at
   Market--Affiliated (Cost
   $10,660,427)                   $       --  $       --   $        --   $        --  $        --
   Investments at
   Market--Unaffiliated (Cost
   $38,199,966)                    5,505,605     222,847       173,327     9,997,669      107,219
 -------------------------------  ----------  -----------  -----------   -----------  -----------
   Total Investments               5,505,605     222,847       173,327     9,997,669      107,219
   Dividends Receivable                   --          --            --            --           --
 TOTAL ASSETS                      5,505,605     222,847       173,327     9,997,669      107,219
 LIABILITY--PAYABLE TO THE
    LINCOLN NATIONAL LIFE
    INSURANCE COMPANY                    118           4             4           212            2
 -------------------------------  ----------  -----------  -----------   -----------  -----------
 NET ASSETS                       $5,505,487  $  222,843   $   173,323   $ 9,997,457  $   107,217
 -------------------------------  ==========  ===========  ===========   ===========  ===========
 Percent of net assets                  9.97%       0.40%         0.31%        18.12%        0.19%
 -------------------------------  ==========  ===========  ===========   ===========  ===========
 NET ASSETS ARE REPRESENTED BY:
 SVUL I Policies:
   Units in accumulation period      253,088          --            --       556,772           --
   Unit value                     $   14.991  $       --   $        --   $    13.283  $        --
 -------------------------------  ----------  -----------  -----------   -----------  -----------
                                   3,793,945          --            --     7,395,845           --
 LSVUL Policies:
   Units in accumulation period      144,470      19,736        13,894       236,119        9,395
   Unit value                     $   11.847  $   11.291   $    12.474   $    11.018  $    11.413
 -------------------------------  ----------  -----------  -----------   -----------  -----------
                                   1,711,542     222,843       173,323     2,601,612      107,217
 -------------------------------  ----------  -----------  -----------   -----------  -----------
 NET ASSETS                       $5,505,487  $  222,843   $   173,323   $ 9,997,457  $   107,217
 -------------------------------  ==========  ===========  ===========   ===========  ===========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENT OF ASSETS AND LIABILITY (CONTINUED)
DECEMBER 31, 1999

                                                           DELAWARE    DELAWARE
                                   DELAWARE    DELAWARE    PREMIUM     PREMIUM     DELAWARE
                                   PREMIUM     PREMIUM     EMERGING    SMALL       PREMIUM
                                   DELCHESTER  DEVON       MARKETS     CAP VALUE   REIT
                                   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
 --------------------------------------------------------------------------------------------
 ASSETS
   Investments at
   Market--Affiliated (Cost
   $10,660,427)                    $ 171,649   $  31,477   $ 292,419   $1,152,083  $   4,105
   Investments at
   Market--Unaffiliated (Cost
   $38,199,966)                           --          --          --           --         --
 --------------------------------  ----------  ----------  ----------  ----------  ----------
   Total Investments                 171,649      31,477     292,419    1,152,083      4,105
   Dividends Receivable                  366          --          --           --         --
 TOTAL ASSETS                        172,015      31,477     292,419    1,152,083      4,105
 LIABILITY--PAYABLE TO THE
    LINCOLN NATIONAL LIFE
    INSURANCE COMPANY                      4           1           6           25         --
 --------------------------------  ----------  ----------  ----------  ----------  ----------
 NET ASSETS                        $ 172,011   $  31,476   $ 292,413   $1,152,058  $   4,105
 --------------------------------  ==========  ==========  ==========  ==========  ==========
 Percent of net assets                  0.31%       0.06%       0.53%        2.09%      0.01%
 --------------------------------  ==========  ==========  ==========  ==========  ==========
 NET ASSETS ARE REPRESENTED BY:
 SVUL I Policies:
   Units in accumulation period           --          --      22,036       89,408         --
   Unit value                      $      --   $      --   $  11.243   $    9.164  $      --
 --------------------------------  ----------  ----------  ----------  ----------  ----------
                                          --          --     247,739      819,295         --
 LSVUL Policies:
   Units in accumulation period       18,224       3,444       3,692       35,187        446
   Unit value                      $   9.438   $   9.139   $  12.096   $    9.458  $   9.196
 --------------------------------  ----------  ----------  ----------  ----------  ----------
                                     172,011      31,476      44,674      332,763      4,105
 --------------------------------  ----------  ----------  ----------  ----------  ----------
 NET ASSETS                        $ 172,011   $  31,476   $ 292,413   $1,152,058  $   4,105
 --------------------------------  ==========  ==========  ==========  ==========  ==========

                                              FIDELITY    FIDELITY    FIDELITY       FIDELITY
                                  DELAWARE    VIP         VIP II      VIP II         VIP II
                                  PREMIUM     EQUITY-     ASSET       CONTRAFUND     INVESTMENT
                                  TREND       INCOME      MANAGER     SERVICE CLASS  GRADE BOND
                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
 -------------------------------
 ASSETS
   Investments at
   Market--Affiliated (Cost
   $10,660,427)                   $2,450,120  $       --  $      --   $         --   $         --
   Investments at
   Market--Unaffiliated (Cost
   $38,199,966)                           --   2,131,776    534,793        841,733      2,103,802
 -------------------------------  ----------  ----------  ----------  -------------  ------------
   Total Investments               2,450,120   2,131,776    534,793        841,733      2,103,802
   Dividends Receivable                   --          --         --             --             --
 TOTAL ASSETS                      2,450,120   2,131,776    534,793        841,733      2,103,802
 LIABILITY--PAYABLE TO THE
    LINCOLN NATIONAL LIFE
    INSURANCE COMPANY                     53          46         12             18             46
 -------------------------------  ----------  ----------  ----------  -------------  ------------
 NET ASSETS                       $2,450,067  $2,131,730  $ 534,781   $    841,715   $  2,103,756
 -------------------------------  ==========  ==========  ==========  =============  ============
 Percent of net assets                  4.44%       3.86%      0.97%          1.52%          3.81%
 -------------------------------  ==========  ==========  ==========  =============  ============
 NET ASSETS ARE REPRESENTED BY:
 SVUL I Policies:
   Units in accumulation period       89,905     197,459     45,700             --        204,605
   Unit value                     $   18.641  $   10.796  $  11.702   $         --   $     10.282
 -------------------------------  ----------  ----------  ----------  -------------  ------------
                                   1,675,877   2,131,730    534,781             --      2,103,756
 LSVUL Policies:
   Units in accumulation period       49,691          --         --         73,429             --
   Unit value                     $   15.580  $       --  $      --   $     11.463   $         --
 -------------------------------  ----------  ----------  ----------  -------------  ------------
                                     774,190          --         --        841,715             --
 -------------------------------  ----------  ----------  ----------  -------------  ------------
 NET ASSETS                       $2,450,067  $2,131,730  $ 534,781   $    841,715   $  2,103,756
 -------------------------------  ==========  ==========  ==========  =============  ============

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENT OF ASSETS AND LIABILITY (CONTINUED)
DECEMBER 31, 1999

                                   FIDELITY                     JANUS
                                   VIP III        JANUS         ASPEN
                                   GROWTH         ASPEN         SERIES                    LN
                                   OPPORTUNITIES  SERIES        WORLDWIDE     LN          CAPITAL
                                   SERVICE CLASS  BALANCED      GROWTH        BOND        APPRECIATION
                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
 -----------------------------------------------------------------------------------------------------
 ASSETS
   Investments at
   Market--Affiliated (Cost
   $10,660,427)                    $        --    $         --  $         --  $ 799,959   $   525,071
   Investments at
   Market--Unaffiliated (Cost
   $38,199,966)                        220,244       1,208,164     1,334,584         --            --
 --------------------------------  -------------  ------------  ------------  ----------  ------------
   Total Investments                   220,244       1,208,164     1,334,584    799,959       525,071
   Dividends Receivable                     --              --            --         --            --
 TOTAL ASSETS                          220,244       1,208,164     1,334,584    799,959       525,071
 LIABILITY--PAYABLE TO THE
    LINCOLN NATIONAL LIFE
    INSURANCE COMPANY                        5              25            28         17            11
 --------------------------------  -------------  ------------  ------------  ----------  ------------
 NET ASSETS                        $   220,239    $  1,208,139  $  1,334,556  $ 799,942   $   525,060
 --------------------------------  =============  ============  ============  ==========  ============
 Percent of net assets                    0.40%           2.19%         2.42%      1.45%         0.95%
 --------------------------------  =============  ============  ============  ==========  ============
 NET ASSETS ARE REPRESENTED BY:
 SVUL I Policies:
   Units in accumulation period             --              --            --         --            --
   Unit value                      $        --    $         --  $         --  $      --   $        --
 --------------------------------  -------------  ------------  ------------  ----------  ------------
                                            --              --            --         --            --
 LSVUL Policies:
   Units in accumulation period         21,913         106,218        88,482     81,026        40,651
   Unit value                      $    10.050    $     11.374  $     15.083  $   9.873   $    12.916
 --------------------------------  -------------  ------------  ------------  ----------  ------------
                                       220,239       1,208,139     1,334,556    799,942       525,060
 --------------------------------  -------------  ------------  ------------  ----------  ------------
 NET ASSETS                        $   220,239    $  1,208,139  $  1,334,556  $ 799,942   $   525,060
 --------------------------------  =============  ============  ============  ==========  ============


                                              LN
                                  LN          GLOBAL      LN           LN          MFS
                                  EQUITY-     ASSET       MONEY        SOCIAL      EMERGING
                                  INCOME      ALLOCATION  MARKET       AWARENESS   GROWTH
                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
 -------------------------------
 ASSETS
   Investments at
   Market--Affiliated (Cost
   $10,660,427)                   $ 161,150   $ 38,992    $ 5,734,236  $ 101,598   $       --
   Investments at
   Market--Unaffiliated (Cost
   $38,199,966)                          --         --             --         --    4,076,388
 -------------------------------  ----------  ----------  -----------  ----------  ----------
   Total Investments                161,150     38,992      5,734,236    101,598    4,076,388
   Dividends Receivable                  --         --             --         --           --
 TOTAL ASSETS                       161,150     38,992      5,734,236    101,598    4,076,388
 LIABILITY--PAYABLE TO THE
    LINCOLN NATIONAL LIFE
    INSURANCE COMPANY                     3          1            126          2           87
 -------------------------------  ----------  ----------  -----------  ----------  ----------
 NET ASSETS                       $ 161,147   $ 38,991    $ 5,734,110  $ 101,596   $4,076,301
 -------------------------------  ==========  ==========  ===========  ==========  ==========
 Percent of net assets                 0.29%      0.07%         10.39%      0.18%        7.38%
 -------------------------------  ==========  ==========  ===========  ==========  ==========
 NET ASSETS ARE REPRESENTED BY:
 SVUL I Policies:
   Units in accumulation period          --         --        297,512         --      153,406
   Unit value                     $      --   $     --    $    10.623  $      --   $   20.052
 -------------------------------  ----------  ----------  -----------  ----------  ----------
                                         --         --      3,160,610         --    3,076,151
 LSVUL Policies:
   Units in accumulation period      16,398      3,607        251,134      9,065       60,639
   Unit value                     $   9.827   $ 10.810    $    10.248  $  11.207   $   16.493
 -------------------------------  ----------  ----------  -----------  ----------  ----------
                                    161,147     38,991      2,573,500    101,596    1,000,150
 -------------------------------  ----------  ----------  -----------  ----------  ----------
 NET ASSETS                       $ 161,147   $ 38,991    $ 5,734,110  $ 101,596   $4,076,301
 -------------------------------  ==========  ==========  ===========  ==========  ==========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENT OF ASSETS AND LIABILITY (CONTINUED)
DECEMBER 31, 1999

                                                                                   OCC
                                   MFS                     AMT                     ACCUMULATION
                                   TOTAL       MFS         MID-CAP     AMT         GLOBAL
                                   RETURN      UTILITIES   GROWTH      PARTNERS    EQUITY
                                   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
 ----------------------------------------------------------------------------------------------
 ASSETS
   Investments at
   Market--Affiliated
   (Cost $10,660,427)              $      --   $      --   $      --   $     --    $      --
   Investments at
   Market--Unaffiliated
   (Cost $38,199,966)              1,200,068   1,368,036     111,303     59,959      653,337
 --------------------------------  ---------   ---------   ----------  ----------  ------------
   Total Investments               1,200,068   1,368,036     111,303     59,959      653,337
   Dividends Receivable                   --          --          --         --           --
 TOTAL ASSETS                      1,200,068   1,368,036     111,303     59,959      653,337
 LIABILITY--PAYABLE TO THE
    LINCOLN NATIONAL LIFE
    INSURANCE COMPANY                     26          30           2          1           14
 --------------------------------  ---------   ---------   ----------  ----------  ------------
 NET ASSETS                        $1,200,042  $1,368,006  $ 111,301   $ 59,958    $ 653,323
 --------------------------------  =========   =========   ==========  ==========  ============
 Percent of net assets                  2.17%       2.48%       0.20%      0.11%        1.18%
 --------------------------------  =========   =========   ==========  ==========  ============
 NET ASSETS ARE REPRESENTED BY:
 SVUL I Policies:
   Units in accumulation period       72,807      80,427          --         --       53,136
   Unit value                      $  10.622   $  14.003   $      --   $     --    $  12.295
 --------------------------------  ---------   ---------   ----------  ----------  ------------
                                     773,365   1,126,208          --         --      653,323
 LSVUL Policies:
   Units in accumulation period       43,385      19,873       7,387      6,305           --
   Unit value                      $   9.834   $  12.167   $  15.066   $  9.509    $      --
 --------------------------------  ---------   ---------   ----------  ----------  ------------
                                     426,677     241,798     111,301     59,958           --
 --------------------------------  ---------   ---------   ----------  ----------  ------------
 NET ASSETS                        $1,200,042  $1,368,006  $ 111,301   $ 59,958    $ 653,323
 --------------------------------  =========   =========   ==========  ==========  ============


                                  OCC           TEMPLETON                  TEMPLETON                  TEMPLETON
                                  ACCUMULATION  ASSET       TEMPLETON      INTERNATIONAL  TEMPLETON   STOCK
                                  MANAGED       ALLOCATION  INTERNATIONAL  CLASS 2        STOCK       CLASS 2
                                  SUBACCOUNT    SUBACCOUNT  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT  SUBACCOUNT
 -------------------------------
 ASSETS
   Investments at
   Market--Affiliated
   (Cost $10,660,427)              $       --   $      --   $         --   $        --    $      --   $       --
   Investments at
   Market--Unaffiliated
   (Cost $38,199,966)               1,037,980     294,607      2,709,708       377,526      175,334       56,426
 -------------------------------   ----------   ----------  -------------  -------------  ----------  ----------
   Total Investments                1,037,980     294,607      2,709,708       377,526      175,334       56,426
   Dividends Receivable                    --          --             --            --           --           --
 TOTAL ASSETS                       1,037,980     294,607      2,709,708       377,526      175,334       56,426
 LIABILITY--PAYABLE TO THE
    LINCOLN NATIONAL LIFE
    INSURANCE COMPANY                      23           6             59             8            4            1
 -------------------------------   ----------   ----------  -------------  -------------  ----------  ----------
 NET ASSETS                        $1,037,957   $ 294,601   $  2,709,649   $   377,518    $ 175,330   $   56,425
 -------------------------------   ==========   ==========  =============  =============  ==========  ==========
 Percent of net assets                   1.88%       0.53%          4.91%         0.68%        0.32%        0.10%
 -------------------------------   ==========   ==========  =============  =============  ==========  ==========
 NET ASSETS ARE REPRESENTED BY:
 SVUL I Policies:
   Units in accumulation period       101,945      24,492        230,299            --       14,786           --
   Unit value                      $   10.182   $  12.028   $     11.766   $        --    $  11.857   $       --
 -------------------------------   ----------   ----------  -------------  -------------  ----------  ----------
                                    1,037,957     294,601      2,709,649            --      175,330           --
 LSVUL Policies:
   Units in accumulation period            --          --             --        33,516           --        4,890
   Unit value                      $       --   $      --   $         --   $    11.264    $      --   $   11.538
 -------------------------------   ----------   ----------  -------------  -------------  ----------  ----------
                                           --          --             --       377,518           --       56,425
 -------------------------------   ----------   ----------  -------------  -------------  ----------  ----------
 NET ASSETS                        $1,037,957   $ 294,601   $  2,709,649   $   377,518    $ 175,330   $   56,425
 -------------------------------   ==========   ==========  =============  =============  ==========  ==========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENTS OF OPERATIONS
PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998 AND THE YEAR ENDED DECEMBER 31, 1999

                                                           AIM V.I.      AIM V.I.
                                                           CAPITAL       DIVERSIFIED  AIM V.I.
                                                           APPRECIATION  INCOME       GROWTH
                                               COMBINED    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
 -----------------------------------------------------------------------------------------------
 PERIOD FROM JUNE 18, 1998 TO
    DECEMBER 31, 1998
 Net Investment Income (Loss):
   Dividends from investment income            $   59,265    $    405     $  12,573    $  1,681
   Dividends from net realized gains on
      investments                                  89,117       7,166         4,012      31,515
   Mortality and expense guarantees--SVUL I       (15,398)       (506)         (443)       (837)
 --------------------------------------------  ----------    --------     ---------    --------
 NET INVESTMENT INCOME (LOSS)                     132,984       7,065        16,142      32,359
 Net Realized and Unrealized Gain (Loss) on
    Investments:
   Net realized gain (loss) on investments         20,588       1,131             5         474
   Net change in unrealized appreciation or
      depreciation on investments                 647,779      44,813       (11,427)     81,846
 --------------------------------------------  ----------    --------     ---------    --------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                   668,367      45,944       (11,422)     82,320
 --------------------------------------------  ----------    --------     ---------    --------
 NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                 $  801,351    $ 53,009     $   4,720    $114,679
 --------------------------------------------  ==========    ========     =========    ========
 YEAR ENDED DECEMBER 31, 1999
 Net Investment Income (Loss):
   Dividends from investment income            $  533,766    $    939     $  46,589    $  7,873
   Dividends from net realized gains on
      investments                                 598,007      29,289            --     138,013
   Mortality and expense guarantees:
     SVUL I                                      (200,572)     (6,113)       (5,638)    (13,644)
     LSVUL                                        (23,989)         --            --      (1,499)
 --------------------------------------------  ----------    --------     ---------    --------
 NET INVESTMENT INCOME (LOSS)                     907,212      24,115        40,951     130,743
 Net Realized and Unrealized Gain (Loss) on
    Investments:
   Net realized gain (loss) on investments        270,353      15,800       (17,904)     32,609
   Net change in unrealized appreciation or
      depreciation on investments               5,704,354     365,138       (55,300)    625,753
 --------------------------------------------  ----------    --------     ---------    --------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                 5,974,707     380,938       (73,204)    658,362
 --------------------------------------------  ----------    --------     ---------    --------
 NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                  $6,881,919    $405,053     $ (32,253)   $789,105
 --------------------------------------------  ==========    ========     =========    ========

                                               AIM V.I.                   BARON
                                               INTERNATIONAL  AIM V.I.    CAPITAL
                                               EQUITY         VALUE       ASSET
                                               SUBACCOUNT     SUBACCOUNT  SUBACCOUNT
 --------------------------------------------
 PERIOD FROM JUNE 18, 1998 TO
    DECEMBER 31, 1998
 Net Investment Income (Loss):
   Dividends from investment income              $     --      $  2,872    $    --
   Dividends from net realized gains on
      investments                                      --        25,401         --
   Mortality and expense guarantees--SVUL I            --          (993)        --
 --------------------------------------------    --------      --------    -------
 NET INVESTMENT INCOME (LOSS)                          --        27,280         --
 Net Realized and Unrealized Gain (Loss) on
    Investments:
   Net realized gain (loss) on investments             --         2,596         --
   Net change in unrealized appreciation or
      depreciation on investments                      --        83,876         --
 --------------------------------------------    --------      --------    -------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                        --        86,472         --
 --------------------------------------------    --------      --------    -------
 NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                   $     --      $113,752    $    --
 --------------------------------------------    ========      ========    =======
 YEAR ENDED DECEMBER 31, 1999
 Net Investment Income (Loss):
   Dividends from investment income              $    883      $ 12,942    $    --
   Dividends from net realized gains on
      investments                                   3,707        67,676         11
   Mortality and expense guarantees:
     SVUL I                                            --       (16,954)        --
     LSVUL                                           (204)       (1,889)      (236)
 --------------------------------------------    --------      --------    -------
 NET INVESTMENT INCOME (LOSS)                       4,386        61,775       (225)
 Net Realized and Unrealized Gain (Loss) on
    Investments:
   Net realized gain (loss) on investments            528        25,532      6,139
   Net change in unrealized appreciation or
      depreciation on investments                  31,276       685,386     22,579
 --------------------------------------------    --------      --------    -------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                    31,804       710,918     28,718
 --------------------------------------------    --------      --------    -------
 NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                    $ 36,190      $772,693    $28,493
 --------------------------------------------    ========      ========    =======

                                               BT EAFE
                                               EQUITY      BT EQUITY   BT SMALL
                                               INDEX       500 INDEX   CAP INDEX
                                               SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
 --------------------------------------------
 PERIOD FROM JUNE 18, 1998 TO
    DECEMBER 31, 1998
 Net Investment Income (Loss):
   Dividends from investment income             $    --    $    2,407   $     --
   Dividends from net realized gains on
      investments                                    --        15,403         --
   Mortality and expense guarantees--SVUL I          --        (1,229)        --
 --------------------------------------------   -------    ----------   --------
 NET INVESTMENT INCOME (LOSS)                        --        16,581         --
 Net Realized and Unrealized Gain (Loss) on
    Investments:
   Net realized gain (loss) on investments           --         5,733         --
   Net change in unrealized appreciation or
      depreciation on investments                    --       103,650         --
 --------------------------------------------   -------    ----------   --------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                      --       109,383         --
 --------------------------------------------   -------    ----------   --------
 NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                  $    --    $  125,964   $     --
 --------------------------------------------   =======    ==========   ========
 YEAR ENDED DECEMBER 31, 1999
 Net Investment Income (Loss):
   Dividends from investment income             $ 2,757    $   62,072   $    960
   Dividends from net realized gains on
      investments                                 5,151        29,190      2,749
   Mortality and expense guarantees:
     SVUL I                                          --       (38,431)        --
     LSVUL                                         (399)       (4,725)      (128)
 --------------------------------------------   -------    ----------   --------
 NET INVESTMENT INCOME (LOSS)                     7,509        48,106      3,581
 Net Realized and Unrealized Gain (Loss) on
    Investments:
   Net realized gain (loss) on investments          220        72,816        910
   Net change in unrealized appreciation or
      depreciation on investments                17,123       981,969      7,446
 --------------------------------------------   -------    ----------   --------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                  17,343     1,054,785      8,356
 --------------------------------------------   -------    ----------   --------
 NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                   $24,852    $1,102,891   $ 11,937
 --------------------------------------------   =======    ==========   ========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998 AND THE YEAR ENDED DECEMBER 31, 1999

                                                                       DELAWARE    DELAWARE
                                               DELAWARE    DELAWARE    PREMIUM     PREMIUM
                                               PREMIUM     PREMIUM     EMERGING    SMALL CAP
                                               DELCHESTER  DEVON       MARKETS     VALUE
                                               SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
 --------------------------------------------------------------------------------------------
 PERIOD FROM JUNE 18, 1998 TO
    DECEMBER 31, 1998
 Net Investment Income (Loss):
   Dividends from investment income             $     --    $     --    $     --    $     --
   Dividends from net realized gains on
      investments                                     --          --          --          --
   Mortality and expense guarantees--SVUL I           --          --        (250)       (396)
 --------------------------------------------   --------    --------    --------    --------
 NET INVESTMENT INCOME (LOSS)                         --          --        (250)       (396)
 Net Realized and Unrealized Gain (Loss) on
    Investments:
   Net realized gain (loss) on investments            --          --         (11)        344
   Net change in unrealized appreciation or
      depreciation on investments                     --          --       7,148      38,453
 --------------------------------------------   --------    --------    --------    --------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                       --          --       7,137      38,797
 --------------------------------------------   --------    --------    --------    --------
 NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                  $     --    $     --    $  6,887    $ 38,401
 --------------------------------------------   ========    ========    ========    ========
 YEAR ENDED DECEMBER 31, 1999
 Net Investment Income (Loss):
   Dividends from investment income             $  1,189    $     --    $  3,238    $  4,144
   Dividends from net realized gains on
      investments                                     --          --          --       1,700
   Mortality and expense guarantees:
     SVUL I                                           --          --      (1,363)     (4,380)
     LSVUL                                           (86)        (18)        (46)       (478)
 --------------------------------------------   --------    --------    --------    --------
 NET INVESTMENT INCOME (LOSS)                      1,103         (18)      1,829         986
 Net Realized and Unrealized Gain (Loss) on
    Investments:
   Net realized gain (loss) on investments          (350)         (4)      2,183       1,695
   Net change in unrealized appreciation or
      depreciation on investments                   (300)        386      74,521     (25,551)
 --------------------------------------------   --------    --------    --------    --------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                     (650)        382      76,704     (23,856)
 --------------------------------------------   --------    --------    --------    --------
 NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                   $    453    $    364    $ 78,533    $(22,870)
 --------------------------------------------   ========    ========    ========    ========


                                               DELAWARE    DELAWARE    FIDELITY
                                               PREMIUM     PREMIUM     VIP EQUITY-
                                               REIT        TREND       INCOME
                                               SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
 --------------------------------------------
 PERIOD FROM JUNE 18, 1998 TO
    DECEMBER 31, 1998
 Net Investment Income (Loss):
   Dividends from investment income             $  --       $     --    $     --
   Dividends from net realized gains on
      investments                                  --             --          --
   Mortality and expense guarantees--SVUL I        --           (258)       (643)
 --------------------------------------------   -----       --------    --------
 NET INVESTMENT INCOME (LOSS)                      --           (258)       (643)
 Net Realized and Unrealized Gain (Loss) on
    Investments:
   Net realized gain (loss) on investments         --           (131)      3,229
   Net change in unrealized appreciation or
      depreciation on investments                  --         30,649      51,071
 --------------------------------------------   -----       --------    --------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                    --         30,518      54,300
 --------------------------------------------   -----       --------    --------
 NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                  $  --       $ 30,260    $ 53,657
 --------------------------------------------   =====       ========    ========
 YEAR ENDED DECEMBER 31, 1999
 Net Investment Income (Loss):
   Dividends from investment income             $  --       $     39    $ 11,959
   Dividends from net realized gains on
      investments                                  --             --      26,436
   Mortality and expense guarantees:
     SVUL I                                        --         (5,642)    (11,234)
     LSVUL                                         (8)          (961)         --
 --------------------------------------------   -----       --------    --------
 NET INVESTMENT INCOME (LOSS)                      (8)        (6,564)     27,161
 Net Realized and Unrealized Gain (Loss) on
    Investments:
   Net realized gain (loss) on investments         (2)        29,968       4,508
   Net change in unrealized appreciation or
      depreciation on investments                  18        646,621       2,110
 --------------------------------------------   -----       --------    --------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                    16        676,589       6,618
 --------------------------------------------   -----       --------    --------
 NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                   $   8       $670,025    $ 33,779
 --------------------------------------------   =====       ========    ========

                                               FIDELITY    FIDELITY       FIDELITY
                                               VIP II      VIP II         VIP II
                                               ASSET       CONTRAFUND     INVESTMENT
                                               MANAGER     SERVICE CLASS  GRADE BOND
                                               SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
 --------------------------------------------
 PERIOD FROM JUNE 18, 1998 TO
    DECEMBER 31, 1998
 Net Investment Income (Loss):
   Dividends from investment income             $     --     $     --      $     --
   Dividends from net realized gains on
      investments                                     --           --            --
   Mortality and expense guarantees--SVUL I         (217)          --          (856)
 --------------------------------------------   --------     --------      --------
 NET INVESTMENT INCOME (LOSS)                       (217)          --          (856)
 Net Realized and Unrealized Gain (Loss) on
    Investments:
   Net realized gain (loss) on investments           (21)          --           259
   Net change in unrealized appreciation or
      depreciation on investments                  9,349           --         6,838
 --------------------------------------------   --------     --------      --------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                    9,328           --         7,097
 --------------------------------------------   --------     --------      --------
 NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                  $  9,111     $     --      $  6,241
 --------------------------------------------   ========     ========      ========
 YEAR ENDED DECEMBER 31, 1999
 Net Investment Income (Loss):
   Dividends from investment income             $  8,457     $     --      $ 33,693
   Dividends from net realized gains on
      investments                                 10,712           --        10,570
   Mortality and expense guarantees:
     SVUL I                                       (3,211)          --       (12,471)
     LSVUL                                            --       (1,289)           --
 --------------------------------------------   --------     --------      --------
 NET INVESTMENT INCOME (LOSS)                     15,958       (1,289)       31,792
 Net Realized and Unrealized Gain (Loss) on
    Investments:
   Net realized gain (loss) on investments           429          150       (12,166)
   Net change in unrealized appreciation or
      depreciation on investments                 26,389       76,811       (49,719)
 --------------------------------------------   --------     --------      --------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                   26,818       76,961       (61,885)
 --------------------------------------------   --------     --------      --------
 NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                   $ 42,776     $ 75,672      $(30,093)
 --------------------------------------------   ========     ========      ========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998 AND THE YEAR ENDED DECEMBER 31, 1999

                                               FIDELITY
                                               VIP III                     JANUS ASPEN
                                               GROWTH         JANUS ASPEN  SERIES
                                               OPPORTUNITIES  SERIES       WORLDWIDE
                                               SERVICE CLASS  BALANCED     GROWTH       LN BOND
                                               SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
 -------------------------------------------------------------------------------------------------
 PERIOD FROM JUNE 18, 1998 TO
    DECEMBER 31, 1998
 Net Investment Income (Loss):
   Dividends from investment income              $     --      $     --     $     --     $     --
   Dividends from net realized gains on
      investments                                      --            --           --           --
   Mortality and expense guarantees--SVUL I            --            --           --           --
 --------------------------------------------    --------      --------     --------     --------
 NET INVESTMENT INCOME (LOSS)                          --            --           --           --
 Net Realized and Unrealized Gain (Loss) on
    Investments:
   Net realized gain (loss) on investments             --            --           --           --
   Net change in unrealized appreciation or
      depreciation on investments                      --            --           --           --
 --------------------------------------------    --------      --------     --------     --------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                        --            --           --           --
 --------------------------------------------    --------      --------     --------     --------
 NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                   $     --      $     --     $     --     $     --
 --------------------------------------------    ========      ========     ========     ========
 YEAR ENDED DECEMBER 31, 1999
 Net Investment Income (Loss):
   Dividends from investment income              $     --      $ 12,578     $      9     $ 30,770
   Dividends from net realized gains on
      investments                                      --            --           --           --
   Mortality and expense guarantees:
     SVUL I                                            --            --           --           --
     LSVUL                                           (143)       (1,685)      (1,133)      (1,702)
 --------------------------------------------    --------      --------     --------     --------
 NET INVESTMENT INCOME (LOSS)                        (143)       10,893       (1,124)      29,068
 Net Realized and Unrealized Gain (Loss) on
    Investments:
   Net realized gain (loss) on investments          2,188         9,778       10,312         (961)
   Net change in unrealized appreciation or
      depreciation on investments                   3,874        84,840      205,233      (28,119)
 --------------------------------------------    --------      --------     --------     --------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                     6,062        94,618      215,545      (29,080)
 --------------------------------------------    --------      --------     --------     --------
 NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                    $  5,919      $105,511     $214,421     $    (12)
 --------------------------------------------    ========      ========     ========     ========


                                               LN            LN          LN GLOBAL
                                               CAPITAL       EQUITY-     ASSET
                                               APPRECIATION  INCOME      ALLOCATION
                                               SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
 --------------------------------------------
 PERIOD FROM JUNE 18, 1998 TO
    DECEMBER 31, 1998
 Net Investment Income (Loss):
   Dividends from investment income              $     --     $    --     $     --
   Dividends from net realized gains on
      investments                                      --          --           --
   Mortality and expense guarantees--SVUL I            --          --           --
 --------------------------------------------    --------     -------     --------
 NET INVESTMENT INCOME (LOSS)                          --          --           --
 Net Realized and Unrealized Gain (Loss) on
    Investments:
   Net realized gain (loss) on investments             --          --           --
   Net change in unrealized appreciation or
      depreciation on investments                      --          --           --
 --------------------------------------------    --------     -------     --------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                        --          --           --
 --------------------------------------------    --------     -------     --------
 NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                   $     --     $    --     $     --
 --------------------------------------------    ========     =======     ========
 YEAR ENDED DECEMBER 31, 1999
 Net Investment Income (Loss):
   Dividends from investment income              $     --     $   238     $      8
   Dividends from net realized gains on
      investments                                      --          --           --
   Mortality and expense guarantees:
     SVUL I                                            --          --           --
     LSVUL                                           (499)       (202)         (40)
 --------------------------------------------    --------     -------     --------
 NET INVESTMENT INCOME (LOSS)                        (499)         36          (32)
 Net Realized and Unrealized Gain (Loss) on
    Investments:
   Net realized gain (loss) on investments          8,084       1,395            1
   Net change in unrealized appreciation or
      depreciation on investments                  44,431       7,515        1,470
 --------------------------------------------    --------     -------     --------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                    52,515       8,910        1,471
 --------------------------------------------    --------     -------     --------
 NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                    $ 52,016     $ 8,946     $  1,439
 --------------------------------------------    ========     =======     ========


                                                                       MFS
                                               LN MONEY    LN SOCIAL   EMERGING
                                               MARKET      AWARENESS   GROWTH
                                               SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
 --------------------------------------------
 PERIOD FROM JUNE 18, 1998 TO
    DECEMBER 31, 1998
 Net Investment Income (Loss):
   Dividends from investment income             $ 37,695    $     --   $       --
   Dividends from net realized gains on
      investments                                     --          --           --
   Mortality and expense guarantees--SVUL I       (6,329)         --         (599)
 --------------------------------------------   --------    --------   ----------
 NET INVESTMENT INCOME (LOSS)                     31,366          --         (599)
 Net Realized and Unrealized Gain (Loss) on
    Investments:
   Net realized gain (loss) on investments            --          --        5,876
   Net change in unrealized appreciation or
      depreciation on investments                     --          --       99,056
 --------------------------------------------   --------    --------   ----------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                       --          --      104,932
 --------------------------------------------   --------    --------   ----------
 NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                  $ 31,366    $     --   $  104,333
 --------------------------------------------   ========    ========   ==========
 YEAR ENDED DECEMBER 31, 1999
 Net Investment Income (Loss):
   Dividends from investment income             $229,922    $    932   $       --
   Dividends from net realized gains on
      investments                                     --          --           --
   Mortality and expense guarantees:
     SVUL I                                      (35,526)         --      (11,719)
     LSVUL                                        (4,113)       (103)        (986)
 --------------------------------------------   --------    --------   ----------
 NET INVESTMENT INCOME (LOSS)                    190,283         829      (12,705)
 Net Realized and Unrealized Gain (Loss) on
    Investments:
   Net realized gain (loss) on investments            --       4,360       54,037
   Net change in unrealized appreciation or
      depreciation on investments                     --       5,190    1,352,531
 --------------------------------------------   --------    --------   ----------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS                                       --       9,550    1,406,568
 --------------------------------------------   --------    --------   ----------
 NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                   $190,283    $ 10,379   $1,393,863
 --------------------------------------------   ========    ========   ==========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENTS OF OPERATIONS (CONTINUED)
PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998 AND THE YEAR ENDED DECEMBER 31, 1999

                                                                                       OCC
                                                               AMT                     ACCUMULATION
                                       MFS TOTAL   MFS         MID-CAP     AMT         GLOBAL
                                       RETURN      UTILITIES   GROWTH      PARTNERS    EQUITY
                                       SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
 --------------------------------------------------------------------------------------------------
 PERIOD FROM JUNE 18, 1998 TO
    DECEMBER 31, 1998
 Net Investment Income (Loss):
   Dividends from investment income    $     --    $      --   $     --    $    --     $   1,632
   Dividends from net realized gains
      on investments                         --           --         --         --         5,620
   Mortality and expense
      guarantees--SVUL I                   (200)        (314)        --         --          (267)
 ------------------------------------  ----------  ----------  ----------  ----------  ------------
 NET INVESTMENT INCOME (LOSS)              (200)        (314)        --         --         6,985
 Net Realized and Unrealized Gain
    (Loss) on Investments:
   Net realized gain (loss) on
      investments                           103           43         --         --           280
   Net change in unrealized
      appreciation or depreciation on
      investments                         6,369       11,452         --         --        13,659
 ------------------------------------  ----------  ----------  ----------  ----------  ------------
 NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS                 6,472       11,495         --         --        13,939
 ------------------------------------  ----------  ----------  ----------  ----------  ------------
 NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                    $  6,272    $  11,181   $     --    $    --     $  20,924
 ------------------------------------  ==========  ==========  ==========  ==========  ============
 YEAR ENDED DECEMBER 31, 1999
 Net Investment Income (Loss):
   Dividends from investment income    $  7,732    $   7,132   $     --    $    --     $   8,573
   Dividends from net realized gains
      on investments                     14,339       35,861         --         --        89,807
   Mortality and expense guarantees:
     SVUL I                              (3,905)      (5,351)        --         --        (3,491)
     LSVUL                                 (483)        (304)       (54)       (74)           --
 ------------------------------------  ----------  ----------  ----------  ----------  ------------
 NET INVESTMENT INCOME (LOSS)            17,683       37,338        (54)       (74)       94,889
 Net Realized and Unrealized Gain
    (Loss) on Investments:
   Net realized gain (loss) on
      investments                           319        9,255         40         64         3,350
   Net change in unrealized
      appreciation or depreciation on
      investments                        (4,094)     209,232     11,917      1,746         7,284
 ------------------------------------  ----------  ----------  ----------  ----------  ------------
 NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS                (3,775)     218,487     11,957      1,810        10,634
 ------------------------------------  ----------  ----------  ----------  ----------  ------------
 NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS   $ 13,908    $ 255,825   $ 11,903    $ 1,736     $ 105,523
 ------------------------------------  ==========  ==========  ==========  ==========  ============


                                       OCC           TEMPLETON
                                       ACCUMULATION  ASSET       TEMPLETON
                                       MANAGED       ALLOCATION  INTERNATIONAL
                                       SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
 ------------------------------------
 PERIOD FROM JUNE 18, 1998 TO
    DECEMBER 31, 1998
 Net Investment Income (Loss):
   Dividends from investment income    $     --      $     --    $        --
   Dividends from net realized gains
      on investments                         --            --             --
   Mortality and expense
      guarantees--SVUL I                   (122)         (166)          (703)
 ------------------------------------  ------------  ----------  -------------
 NET INVESTMENT INCOME (LOSS)              (122)         (166)          (703)
 Net Realized and Unrealized Gain
    (Loss) on Investments:
   Net realized gain (loss) on
      investments                            32           120            402
   Net change in unrealized
      appreciation or depreciation on
      investments                         4,507        11,550         53,289
 ------------------------------------  ------------  ----------  -------------
 NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS                 4,539        11,670         53,691
 ------------------------------------  ------------  ----------  -------------
 NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                    $  4,417      $ 11,504    $    52,988
 ------------------------------------  ============  ==========  =============
 YEAR ENDED DECEMBER 31, 1999
 Net Investment Income (Loss):
   Dividends from investment income    $  5,941      $  3,047    $    28,066
   Dividends from net realized gains
      on investments                     13,331        16,954         97,494
   Mortality and expense guarantees:
     SVUL I                              (5,724)       (1,438)       (13,463)
     LSVUL                                   --            --             --
 ------------------------------------  ------------  ----------  -------------
 NET INVESTMENT INCOME (LOSS)            13,548        18,563        112,097
 Net Realized and Unrealized Gain
    (Loss) on Investments:
   Net realized gain (loss) on
      investments                           355           977          2,171
   Net change in unrealized
      appreciation or depreciation on
      investments                         7,071        19,172        283,148
 ------------------------------------  ------------  ----------  -------------
 NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS                 7,426        20,149        285,319
 ------------------------------------  ------------  ----------  -------------
 NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS   $ 20,974      $ 38,712    $   397,416
 ------------------------------------  ============  ==========  =============


                                       TEMPLETON                  TEMPLETON
                                       INTERNATIONAL  TEMPLETON   STOCK
                                       CLASS 2        STOCK       CLASS 2
                                       SUBACCOUNT     SUBACCOUNT  SUBACCOUNT
 ------------------------------------
 PERIOD FROM JUNE 18, 1998 TO
    DECEMBER 31, 1998
 Net Investment Income (Loss):
   Dividends from investment income    $       --     $     --    $       --
   Dividends from net realized gains
      on investments                           --           --            --
   Mortality and expense
      guarantees--SVUL I                       --          (70)           --
 ------------------------------------  -------------  ----------  ----------
 NET INVESTMENT INCOME (LOSS)                  --          (70)           --
 Net Realized and Unrealized Gain
    (Loss) on Investments:
   Net realized gain (loss) on
      investments                              --          124            --
   Net change in unrealized
      appreciation or depreciation on
      investments                              --        1,631            --
 ------------------------------------  -------------  ----------  ----------
 NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS                      --        1,755            --
 ------------------------------------  -------------  ----------  ----------
 NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                    $       --     $  1,685    $       --
 ------------------------------------  =============  ==========  ==========
 YEAR ENDED DECEMBER 31, 1999
 Net Investment Income (Loss):
   Dividends from investment income    $       --     $  1,084    $       --
   Dividends from net realized gains
      on investments                           --        5,017            --
   Mortality and expense guarantees:
     SVUL I                                    --         (874)           --
     LSVUL                                   (475)          --           (27)
 ------------------------------------  -------------  ----------  ----------
 NET INVESTMENT INCOME (LOSS)                (475)       5,227           (27)
 Net Realized and Unrealized Gain
    (Loss) on Investments:
   Net realized gain (loss) on
      investments                             690          875             2
   Net change in unrealized
      appreciation or depreciation on
      investments                          31,111       25,689         2,457
 ------------------------------------  -------------  ----------  ----------
 NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS                  31,801       26,564         2,459
 ------------------------------------  -------------  ----------  ----------
 NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS   $   31,326     $ 31,791    $    2,432
 ------------------------------------  =============  ==========  ==========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998 AND THE YEAR ENDED DECEMBER 31, 1999

                                                        AIM V.I.       AIM V.I.                   AIM V.I.
                                                        CAPITAL        DIVERSIFIED   AIM V.I.     INTERNATIONAL   AIM V.I.
                                                        APPRECIATION   INCOME        GROWTH       EQUITY          VALUE
                                         COMBINED       SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
   -------------------------------------------------------------------------------------------------------------------------
   Changes From Operations:
     Net investment income (loss)        $    132,984    $    7,065     $  16,142    $   32,359    $        --    $   27,280
     Net realized gain (loss) on
     investments                               20,588         1,131             5           474             --         2,596
     Net change in unrealized
     appreciation or depreciation on
     investments                              647,779        44,813       (11,427)       81,846             --        83,876
   -----------------------------------   ------------    ----------     ---------    ----------    -----------    ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS               801,351        53,009         4,720       114,679             --       113,752
   Change From Unit Transactions:
     Participant purchases                 16,601,606       274,025       388,335       530,958             --       615,727
     Participant withdrawals               (4,569,117)      (21,505)      (22,806)      (51,518)            --       (48,176)
   -----------------------------------   ------------    ----------     ---------    ----------    -----------    ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT TRANSACTIONS     12,032,489       252,520       365,529       479,440             --       567,551
   -----------------------------------   ------------    ----------     ---------    ----------    -----------    ----------
   TOTAL INCREASE IN NET ASSETS            12,833,840       305,529       370,249       594,119             --       681,303
   -----------------------------------   ------------    ----------     ---------    ----------    -----------    ----------
   NET ASSETS AT DECEMBER 31, 1998         12,833,840       305,529       370,249       594,119             --       681,303
   -----------------------------------   ============    ==========     =========    ==========    ===========    ==========
   Changes From Operations:
     Net investment income (loss)             907,212        24,115        40,951       130,743          4,386        61,775
     Net realized gain (loss) on
     investments                              270,353        15,800       (17,904)       32,609            528        25,532
     Net change in unrealized
     appreciation or depreciation on
     investments                            5,704,354       365,138       (55,300)      625,753         31,276       685,386
   -----------------------------------   ------------    ----------     ---------    ----------    -----------    ----------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATIONS      6,881,919       405,053       (32,253)      789,105         36,190       772,693
   Change From Unit Transactions:
     Participant purchases                 59,275,780       815,226       497,713     3,707,852        143,720     4,349,013
     Participant withdrawals              (23,779,827)      (81,998)      (55,562)     (238,920)        (8,941)     (297,522)
   -----------------------------------   ------------    ----------     ---------    ----------    -----------    ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT TRANSACTIONS     35,495,953       733,228       442,151     3,468,932        134,779     4,051,491
   -----------------------------------   ------------    ----------     ---------    ----------    -----------    ----------
   TOTAL INCREASE IN NET ASSETS            42,377,872     1,138,281       409,898     4,258,037        170,969     4,824,184
   -----------------------------------   ------------    ----------     ---------    ----------    -----------    ----------
   NET ASSETS AT DECEMBER 31, 1999       $ 55,211,712    $1,443,810     $ 780,147    $4,852,156    $   170,969    $5,505,487
   -----------------------------------   ============    ==========     =========    ==========    ===========    ==========

                                     BARON        BT EAFE
                                     CAPITAL      EQUITY       BT EQUITY    BT SMALL
                                     ASSET        INDEX        500 INDEX    CAP INDEX
                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
   --------------------------------
   Changes From Operations:
     Net investment income (loss)    $      --    $      --    $   16,581   $      --
     Net realized gain (loss) on
     investments                            --           --         5,733          --
     Net change in unrealized
     appreciation or depreciation o
     investments                            --           --       103,650          --
   --------------------------------  ---------    ---------    ----------   ---------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS             --           --       125,964          --
   Change From Unit Transactions:
     Participant purchases                  --           --     1,356,215          --
     Participant withdrawals                --           --       (64,871)         --
   --------------------------------  ---------    ---------    ----------   ---------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT TRANSACTI         --           --     1,291,344          --
   --------------------------------  ---------    ---------    ----------   ---------
   TOTAL INCREASE IN NET ASSETS             --           --     1,417,308          --
   --------------------------------  ---------    ---------    ----------   ---------
   NET ASSETS AT DECEMBER 31, 1998          --           --     1,417,308          --
   --------------------------------  =========    =========    ==========   =========
   Changes From Operations:
     Net investment income (loss)         (225)       7,509        48,106       3,581
     Net realized gain (loss) on
     investments                         6,139          220        72,816         910
     Net change in unrealized
     appreciation or depreciation o
     investments                        22,579       17,123       981,969       7,446
   --------------------------------  ---------    ---------    ----------   ---------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATI     28,493       24,852     1,102,891      11,937
   Change From Unit Transactions:
     Participant purchases             208,725      155,932     7,967,537     163,391
     Participant withdrawals           (14,375)      (7,461)     (490,279)    (68,111)
   --------------------------------  ---------    ---------    ----------   ---------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT TRANSACTI    194,350      148,471     7,477,258      95,280
   --------------------------------  ---------    ---------    ----------   ---------
   TOTAL INCREASE IN NET ASSETS        222,843      173,323     8,580,149     107,217
   --------------------------------  ---------    ---------    ----------   ---------
   NET ASSETS AT DECEMBER 31, 1999   $ 222,843    $ 173,323    $9,997,457   $ 107,217
   --------------------------------  =========    =========    ==========   =========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998 AND THE YEAR ENDED DECEMBER 31, 1999

                                                                   DELAWARE     DELAWARE
                                         DELAWARE     DELAWARE     PREMIUM      PREMIUM      DELAWARE     DELAWARE     FIDELITY
                                         PREMIUM      PREMIUM      EMERGING     SMALL CAP    PREMIUM      PREMIUM      VIP EQUITY-
                                         DELCHESTER   DEVON        MARKETS      VALUE        REIT         TREND        INCOME
                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
   -------------------------------------------------------------------------------------------------------------------------------
   Changes From Operations:
     Net investment income (loss)        $      --    $      --    $    (250)   $     (396)  $    --      $     (258)  $     (643)
     Net realized gain (loss) on
     investments                                --           --          (11)          344        --            (131)       3,229
     Net change in unrealized
     appreciation or depreciation on
     investments                                --           --        7,148        38,453        --          30,649       51,071
   -----------------------------------   ---------    ---------    ---------    ----------   -------      ----------   ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                 --           --        6,887        38,401        --          30,260       53,657
   Change From Unit Transactions:
     Participant purchases                      --           --      139,569       270,284        --         359,010      647,390
     Participant withdrawals                    --           --      (12,021)      (16,136)       --         (12,328)     (33,532)
   -----------------------------------   ---------    ---------    ---------    ----------   -------      ----------   ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT TRANSACTIONS          --           --      127,548       254,148        --         346,682      613,858
   -----------------------------------   ---------    ---------    ---------    ----------   -------      ----------   ----------
   TOTAL INCREASE IN NET ASSETS                 --           --      134,435       292,549        --         376,942      667,515
   -----------------------------------   ---------    ---------    ---------    ----------   -------      ----------   ----------
   NET ASSETS AT DECEMBER 31, 1998              --           --      134,435       292,549        --         376,942      667,515
   -----------------------------------   =========    =========    =========    ==========   =======      ==========   ==========
   Changes From Operations:
     Net investment income (loss)            1,103          (18)       1,829           986        (8)         (6,564)      27,161
     Net realized gain (loss) on
     investments                              (350)          (4)       2,183         1,695        (2)         29,968        4,508
     Net change in unrealized
     appreciation or depreciation on
     investments                              (300)         386       74,521       (25,551)       18         646,621        2,110
   -----------------------------------   ---------    ---------    ---------    ----------   -------      ----------   ----------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATIONS         453          364       78,533       (22,870)        8         670,025       33,779
   Change From Unit Transactions:
     Participant purchases                 177,779       32,143       90,190       949,742     4,509       1,479,071    1,583,764
     Participant withdrawals                (6,221)      (1,031)     (10,745)      (67,363)     (412)        (75,971)    (153,328)
   -----------------------------------   ---------    ---------    ---------    ----------   -------      ----------   ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT TRANSACTIONS     171,558       31,112       79,445       882,379     4,097       1,403,100    1,430,436
   -----------------------------------   ---------    ---------    ---------    ----------   -------      ----------   ----------
   TOTAL INCREASE IN NET ASSETS            172,011       31,476      157,978       859,509     4,105       2,073,125    1,464,215
   -----------------------------------   ---------    ---------    ---------    ----------   -------      ----------   ----------
   NET ASSETS AT DECEMBER 31, 1999       $ 172,011    $  31,476    $ 292,413    $1,152,058   $ 4,105      $2,450,067   $2,131,730
   -----------------------------------   =========    =========    =========    ==========   =======      ==========   ==========

                                     FIDELITY     FIDELITY        FIDELITY
                                     VIP II       VIP II          VIP II
                                     ASSET        CONTRAFUND      INVESTMENT
                                     MANAGER      SERVICE CLASS   GRADE BOND
                                     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
   --------------------------------
   Changes From Operations:
     Net investment income (loss)    $    (217)    $       --     $     (856)
     Net realized gain (loss) on
     investments                           (21)            --            259
     Net change in unrealized
     appreciation or depreciation o
     investments                         9,349             --          6,838
   --------------------------------  ---------     ----------     ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS          9,111             --          6,241
   Change From Unit Transactions:
     Participant purchases             234,377             --        797,504
     Participant withdrawals            (6,369)            --        (35,597)
   --------------------------------  ---------     ----------     ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT TRANSACTI    228,008             --        761,907
   --------------------------------  ---------     ----------     ----------
   TOTAL INCREASE IN NET ASSETS        237,119             --        768,148
   --------------------------------  ---------     ----------     ----------
   NET ASSETS AT DECEMBER 31, 1998     237,119             --        768,148
   --------------------------------  =========     ==========     ==========
   Changes From Operations:
     Net investment income (loss)       15,958         (1,289)        31,792
     Net realized gain (loss) on
     investments                           429            150        (12,166)
     Net change in unrealized
     appreciation or depreciation o
     investments                        26,389         76,811        (49,719)
   --------------------------------  ---------     ----------     ----------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM OPERATI     42,776         75,672        (30,093)
   Change From Unit Transactions:
     Participant purchases             289,746        803,479      1,474,805
     Participant withdrawals           (34,860)       (37,436)      (109,104)
   --------------------------------  ---------     ----------     ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT TRANSACTI    254,886        766,043      1,365,701
   --------------------------------  ---------     ----------     ----------
   TOTAL INCREASE IN NET ASSETS        297,662        841,715      1,335,608
   --------------------------------  ---------     ----------     ----------
   NET ASSETS AT DECEMBER 31, 1999   $ 534,781     $  841,715     $2,103,756
   --------------------------------  =========     ==========     ==========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998 AND THE YEAR ENDED DECEMBER 31, 1999

                                        FIDELITY
                                        VIP III                       JANUS ASPEN
                                        GROWTH          JANUS ASPEN   SERIES                     LN             LN
                                        OPPORTUNITIES   SERIES        WORLDWIDE                  CAPITAL        EQUITY-
                                        SERVICE CLASS   BALANCED      GROWTH        LN BOND      APPRECIATION   INCOME
                                        SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
   -----------------------------------------------------------------------------------------------------------------------
   Changes From Operations:
     Net investment income (loss)        $        --    $       --    $       --    $      --     $       --    $      --
     Net realized gain (loss) on
     investments                                  --            --            --           --             --           --
     Net change in unrealized
     appreciation or depreciation on
     investments                                  --            --            --           --             --           --
   ----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                   --            --            --           --             --           --
   Change From Unit Transactions:
     Participant purchases                        --            --            --           --             --           --
     Participant withdrawals                      --            --            --           --             --           --
   ----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT
      TRANSACTIONS                                --            --            --           --             --           --
   ----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   TOTAL INCREASE IN NET ASSETS                   --            --            --           --             --           --
   ----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   NET ASSETS AT DECEMBER 31, 1998                --            --            --           --             --           --
   ----------------------------------    ===========    ==========    ==========    =========     ==========    =========
   Changes From Operations:
     Net investment income (loss)               (143)       10,893        (1,124)      29,068           (499)          36
     Net realized gain (loss) on
     investments                               2,188         9,778        10,312         (961)         8,084        1,395
     Net change in unrealized
     appreciation or depreciation on
     investments                               3,874        84,840       205,233      (28,119)        44,431        7,515
   ----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS                               5,919       105,511       214,421          (12)        52,016        8,946
   Change From Unit Transactions:
     Participant purchases                   227,211     1,156,698     1,168,743      833,214        500,709      160,167
     Participant withdrawals                 (12,891)      (54,070)      (48,608)     (33,260)       (27,665)      (7,966)
   ----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT
      TRANSACTIONS                           214,320     1,102,628     1,120,135      799,954        473,044      152,201
   ----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   TOTAL INCREASE IN NET ASSETS              220,239     1,208,139     1,334,556      799,942        525,060      161,147
   ----------------------------------    -----------    ----------    ----------    ---------     ----------    ---------
   NET ASSETS AT DECEMBER 31, 1999       $   220,239    $1,208,139    $1,334,556    $ 799,942     $  525,060    $ 161,147
   ----------------------------------    ===========    ==========    ==========    =========     ==========    =========


                                    LN GLOBAL                                MFS
                                    ASSET        LN MONEY       LN SOCIAL    EMERGING
                                    ALLOCATION   MARKET         AWARENESS    GROWTH
                                    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
   -------------------------------
   Changes From Operations:
     Net investment income (loss)   $      --    $     31,366   $      --    $     (599)
     Net realized gain (loss) on
     investments                           --              --          --         5,876
     Net change in unrealized
     appreciation or depreciation
     investments                           --              --          --        99,056
   -------------------------------  ---------    ------------   ---------    ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS            --          31,366          --       104,333
   Change From Unit Transactions:
     Participant purchases                 --       9,020,245          --       449,620
     Participant withdrawals               --      (4,135,288)         --       (31,756)
   -------------------------------  ---------    ------------   ---------    ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT
      TRANSACTIONS                         --       4,884,957          --       417,864
   -------------------------------  ---------    ------------   ---------    ----------
   TOTAL INCREASE IN NET ASSETS            --       4,916,323          --       522,197
   -------------------------------  ---------    ------------   ---------    ----------
   NET ASSETS AT DECEMBER 31, 1998         --       4,916,323          --       522,197
   -------------------------------  =========    ============   =========    ==========
   Changes From Operations:
     Net investment income (loss)         (32)        190,283         829       (12,705)
     Net realized gain (loss) on
     investments                            1              --       4,360        54,037
     Net change in unrealized
     appreciation or depreciation
     investments                        1,470              --       5,190     1,352,531
   -------------------------------  ---------    ------------   ---------    ----------
   NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS                        1,439         190,283      10,379     1,393,863
   Change From Unit Transactions:
     Participant purchases             37,764      21,708,528     202,020     2,320,043
     Participant withdrawals             (212)    (21,081,024)   (110,803)     (159,802)
   -------------------------------  ---------    ------------   ---------    ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM UNIT
      TRANSACTIONS                     37,552         627,504      91,217     2,160,241
   -------------------------------  ---------    ------------   ---------    ----------
   TOTAL INCREASE IN NET ASSETS        38,991         817,787     101,596     3,554,104
   -------------------------------  ---------    ------------   ---------    ----------
   NET ASSETS AT DECEMBER 31, 1999  $  38,991    $  5,734,110   $ 101,596    $4,076,301
   -------------------------------  =========    ============   =========    ==========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
PERIOD FROM JUNE 18, 1998 TO DECEMBER 31, 1998 AND THE YEAR ENDED DECEMBER 31, 1999

                                                                                                     OCC
                                                                           AMT                       ACCUMULATION   OCC
                                                 MFS TOTAL    MFS          MID-CAP      AMT          GLOBAL         ACCUMULATION
                                                 RETURN       UTILITIES    GROWTH       PARTNERS     EQUITY         MANAGED
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
   -----------------------------------------------------------------------------------------------------------------------------
   Changes From Operations:
     Net investment income (loss)                $     (200)  $     (314)  $      --    $      --    $     6,985    $      (122)
     Net realized gain (loss) on investments            103           43          --           --            280             32
     Net change in unrealized appreciation or
     depreciation on investments                      6,369       11,452          --           --         13,659          4,507
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
   NET INCREASE IN NET ASSETS RESULTING FROM
      OPERATIONS                                      6,272       11,181          --           --         20,924          4,417
   Change From Unit Transactions:
     Participant purchases                          142,732      220,459          --           --        140,963        104,839
     Participant withdrawals                         (8,826)     (11,394)         --           --        (13,510)        (7,476)
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
   NET INCREASE IN NET ASSETS RESULTING FROM
      UNIT TRANSACTIONS                             133,906      209,065          --           --        127,453         97,363
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
   TOTAL INCREASE IN NET ASSETS                     140,178      220,246          --           --        148,377        101,780
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
   NET ASSETS AT DECEMBER 31, 1998                  140,178      220,246          --           --        148,377        101,780
   -------------------------------------------   ==========   ==========   =========    =========    ===========    ===========
   Changes From Operations:
     Net investment income (loss)                    17,683       37,338         (54)         (74)        94,889         13,548
     Net realized gain (loss) on investments            319        9,255          40           64          3,350            355
     Net change in unrealized appreciation or
     depreciation on investments                     (4,094)     209,232      11,917        1,746          7,284          7,071
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                      13,908      255,825      11,903        1,736        105,523         20,974
   Change From Unit Transactions:
     Participant purchases                        1,127,962    1,005,547     103,175       62,239        430,399        966,244
     Participant withdrawals                        (82,006)    (113,612)     (3,777)      (4,017)       (30,976)       (51,041)
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
   NET INCREASE IN NET ASSETS RESULTING FROM
      UNIT TRANSACTIONS                           1,045,956      891,935      99,398       58,222        399,423        915,203
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
   TOTAL INCREASE IN NET ASSETS                   1,059,864    1,147,760     111,301       59,958        504,946        936,177
   -------------------------------------------   ----------   ----------   ---------    ---------    -----------    -----------
   NET ASSETS AT DECEMBER 31, 1999               $1,200,042   $1,368,006   $ 111,301    $  59,958    $   653,323    $ 1,037,957
   -------------------------------------------   ==========   ==========   =========    =========    ===========    ===========


                                                TEMPLETON                    TEMPLETON                    TEMPLETON
                                                ASSET        TEMPLETON       INTERNATIONAL   TEMPLETON    STOCK
                                                ALLOCATION   INTERNATIONAL   CLASS 2         STOCK        CLASS 2
                                                SUBACCOUNT   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT   SUBACCOUNT
   -------------------------------------------
   Changes From Operations:
     Net investment income (loss)               $    (166)    $      (703)    $        --    $     (70)   $      --
     Net realized gain (loss) on investments          120             402              --          124           --
     Net change in unrealized appreciation or
     depreciation on investments                   11,550          53,289              --        1,631           --
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET INCREASE IN NET ASSETS RESULTING FROM
      OPERATIONS                                   11,504          52,988              --        1,685           --
   Change From Unit Transactions:
     Participant purchases                         90,655         779,469              --       39,230           --
     Participant withdrawals                       (1,916)        (30,242)             --       (3,850)          --
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET INCREASE IN NET ASSETS RESULTING FROM
      UNIT TRANSACTIONS                            88,739         749,227              --       35,380           --
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
   TOTAL INCREASE IN NET ASSETS                   100,243         802,215              --       37,065           --
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET ASSETS AT DECEMBER 31, 1998                100,243         802,215              --       37,065           --
   -------------------------------------------  =========     ===========     ===========    =========    =========
   Changes From Operations:
     Net investment income (loss)                  18,563         112,097            (475)       5,227          (27)
     Net realized gain (loss) on investments          977           2,171             690          875            2
     Net change in unrealized appreciation or
     depreciation on investments                   19,172         283,148          31,111       25,689        2,457
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                    38,712         397,416          31,326       31,791        2,432
   Change From Unit Transactions:
     Participant purchases                        184,054       1,639,823         365,049      126,161       55,693
     Participant withdrawals                      (28,408)       (129,805)        (18,857)     (19,687)      (1,700)
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET INCREASE IN NET ASSETS RESULTING FROM
      UNIT TRANSACTIONS                           155,646       1,510,018         346,192      106,474       53,993
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
   TOTAL INCREASE IN NET ASSETS                   194,358       1,907,434         377,518      138,265       56,425
   -------------------------------------------  ---------     -----------     -----------    ---------    ---------
   NET ASSETS AT DECEMBER 31, 1999              $ 294,601     $ 2,709,649     $   377,518    $ 175,330    $  56,425
   -------------------------------------------  =========     ===========     ===========    =========    =========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

NOTES TO FINANCIAL STATEMENTS

1.  ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION
    THE VARIABLE ACCOUNT:
    Lincoln Life Flexible Premium Variable Life Account R (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (Lincoln Life) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of Lincoln Life. The Variable Account consist of two products which are listed below.

     SVUL I
     LSVUL

    The assets of the Variable Account are owned by Lincoln Life. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of Lincoln Life.

    BASIS OF PRESENTATION:
    The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

    INVESTMENTS:
    The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of one of forty portfolios of thirteen diversified open-end management investment companies, each portfolio with its own investment objective. The variable subaccounts are:

    AIM Variable Insurance Funds, Inc.:
     AIM V.I. Capital Appreciation Fund
     AIM V.I. Diversified Income Fund
     AIM V.I. Growth Fund
     AIM V.I. International Equity Fund
     AIM V.I. Value Fund

    Baron Capital Funds Trust:
     Baron Capital Asset Fund

    BT Insurance Funds Trust:
     EAFE Equity Index Fund
     Equity 500 Index Fund
     Small Cap Index Fund

    Delaware Group Premium Fund, Inc.:
     Delchester Series
     Devon Series
     Emerging Markets Series
     REIT Series
     Small Cap Value Series
     Trend Series

    Fidelity Variable Insurance Products Fund:
     Equity-Income Portfolio

    Fidelity Variable Insurance Products Fund II:
     Asset Manager Portfolio
     Contrafund Service Class Portfolio
     Investment Grade Bond Portfolio

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED) Fidelity Variable Insurance Products Fund III:
     Growth Opportunities Service Class Portfolio

    Janus Aspen Series:
     Janus Aspen Series Balanced Portfolio
     Janus Aspen Series Worldwide Growth Portfolio

    Lincoln National (LN):
     LN Bond Fund, Inc.
     LN Capital Appreciation Fund, Inc.
     LN Equity-Income Fund, Inc.
     LN Global Asset Allocation Fund, Inc.
     LN Money Market Fund, Inc.
     LN Social Awareness Fund, Inc.

    MFS Variable Insurance Trust:
     MFS Emerging Growth Series
     MFS Total Return Series
     MFS Utilities Series

    Neuberger Berman Advisers Management Trust (AMT):
     AMT Mid-Cap Growth Portfolio
     AMT Partners Portfolio

    OCC Accumulation Trust:
     OCC Accumulation Global Equity Portfolio
     OCC Accumulation Managed Portfolio

    Templeton Variable Products Series Fund:
     Templeton Asset Allocation Fund
     Templeton International Fund
     Templeton International Class 2 Fund
     Templeton Stock Fund
     Templeton Stock Class 2 Fund

    Investments in the variable subaccounts are stated at the closing net asset value per share on December 31, 1999, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

    Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

    DIVIDENDS:
    Dividends paid to the Variable Account are automatically reinvested in shares of the variable subaccounts on the payable date. Dividend income is recorded on the ex-dividend date.

    FEDERAL INCOME TAXES:
    Operations of the Variable Account form a part of and are taxed with operations of Lincoln Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

2. MORTALITY AND EXPENSE GUARANTEES & OTHER TRANSACTIONS WITH AFFILIATES Amounts are paid to Lincoln Life for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The current rate of deduction, stated as an annual percentage, is .80%. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations.

    Prior to the allocation of premiums to the Variable Account, Lincoln Life deducts a premium load of 8% of each premium payment to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by Lincoln Life. The premium loads for the year ended
    December 31, 1999 and for the period ended December 31, 1998 amounted to $2,728,737 and $886,635, respectively.

    Lincoln Life charges a monthly administrative fee of $12.50 in the first policy year and $5 in subsequent policy years. In addition, there is a monthly charge of $0.09 per $1,000 of specified amount for the first twenty years of the policy and for the first twenty years following an increase in specified amount. If the no lapse provision is in effect there will also be a monthly charge of $0.01 per $1,000 of specified amount. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the year ended December 31, 1999 and the period ended December 31, 1998 amounted to $1,309,450 and $188,856, respectively.

    Lincoln Life assumes responsibility for providing the insurance benefit included in the policy. Lincoln Life charges a monthly deduction of the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately for the value of each variable subaccount and/or fixed account funding options. The fixed account is part of the general account of Lincoln Life and is not included in these financial statements. The cost of insurance charges for the year ended December 31, 1999 and the period ended December 31, 1998 amounted to $245,689 and $19,118, respectively.

    Under certain circumstances, Lincoln Life reserves the right to charge a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts. For the year ended December 31, 1999 and the period ended December 31, 1998, no transfer fees were deducted from the variable subaccounts.

    Lincoln Life, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the variable sub-accounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. Full surrender charges and partial surrender administrative charges paid to Lincoln Life attributable to the variable subaccounts for the year ended December 31, 1999 and the period ended December 31, 1998 were $2,725 and $0, respectively.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

3.  NET ASSETS
    The following is a summary of net assets owned at December 31, 1999.

                                                     AIM V.I.        AIM V.I.                     AIM V.I.
                                                     CAPITAL         DIVERSIFIED    AIM V.I.      INTERNATIONAL    AIM V.I.
                                                     APPRECIATION    INCOME         GROWTH        EQUITY           VALUE
                                      COMBINED       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
UNIT TRANSACTIONS:
----------------------------------
Accumulation units                    $47,528,442     $  985,748      $ 807,680     $3,948,372     $   134,779     $4,619,042
----------------------------------    -----------     ----------      ---------     ----------     -----------     ----------
Accumulated net investment income
   (loss)                               1,040,196         31,180         57,093        163,102           4,386         89,055
----------------------------------    -----------     ----------      ---------     ----------     -----------     ----------
Accumulated net realized gain
   (loss) on investments                  290,941         16,931        (17,899)        33,083             528         28,128
----------------------------------    -----------     ----------      ---------     ----------     -----------     ----------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS        6,352,133        409,951        (66,727)       707,599          31,276        769,262
                                      -----------     ----------      ---------     ----------     -----------     ----------
                                      $55,211,712     $1,443,810      $ 780,147     $4,852,156     $   170,969     $5,505,487
                                      ===========     ==========      =========     ==========     ===========     ==========

                                    BARON         BT EAFE
                                    CAPITAL       EQUITY        BT EQUITY     BT SMALL
                                    ASSET         INDEX         500 INDEX     CAP INDEX
                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------
UNIT TRANSACTIONS:
----------------------------------
Accumulation units                  $ 194,350     $ 148,471     $8,768,602    $  95,280
----------------------------------  ---------     ---------     ----------    ---------
Accumulated net investment income
   (loss)                                (225)        7,509         64,687        3,581
----------------------------------  ---------     ---------     ----------    ---------
Accumulated net realized gain
   (loss) on investments                6,139           220         78,549          910
----------------------------------  ---------     ---------     ----------    ---------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS       22,579        17,123      1,085,619        7,446
                                    ---------     ---------     ----------    ---------
                                    $ 222,843     $ 173,323     $9,997,457    $ 107,217
                                    =========     =========     ==========    =========

                                                                  DELAWARE      DELAWARE
                                      DELAWARE      DELAWARE      PREMIUM       PREMIUM       DELAWARE      DELAWARE
                                      PREMIUM       PREMIUM       EMERGING      SMALL CAP     PREMIUM       PREMIUM
                                      DELCHESTER    DEVON         MARKETS       VALUE         REIT          TREND
                                      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
UNIT TRANSACTIONS:
----------------------------------
Accumulation units                    $ 171,558     $  31,112     $ 206,993     $1,136,527    $   4,097     $1,749,782
----------------------------------    ---------     ---------     ---------     ----------    ---------     ----------
Accumulated net investment income
   (loss)                                 1,103           (18)        1,579            590           (8)        (6,822)
----------------------------------    ---------     ---------     ---------     ----------    ---------     ----------
Accumulated net realized gain
   (loss) on investments                   (350)           (4)        2,172          2,039           (2)        29,837
----------------------------------    ---------     ---------     ---------     ----------    ---------     ----------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS           (300)          386        81,669         12,902           18        677,270
                                      ---------     ---------     ---------     ----------    ---------     ----------
                                      $ 172,011     $  31,476     $ 292,413     $1,152,058    $   4,105     $2,450,067
                                      =========     =========     =========     ==========    =========     ==========

                                    FIDELITY      FIDELITY      FIDELITY         FIDELITY
                                    VIP           VIP II        VIP II           VIP II
                                    EQUITY-       ASSET         CONTRAFUND       INVESTMENT
                                    INCOME        MANAGER       SERVICE CLASS    GRADE BOND
                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
----------------------------------
UNIT TRANSACTIONS:
----------------------------------
Accumulation units                  $2,044,294    $ 482,894      $  766,043      $2,127,608
----------------------------------  ----------    ---------      ----------      ----------
Accumulated net investment income
   (loss)                               26,518       15,741          (1,289)         30,936
----------------------------------  ----------    ---------      ----------      ----------
Accumulated net realized gain
   (loss) on investments                 7,737          408             150         (11,907)
----------------------------------  ----------    ---------      ----------      ----------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS        53,181       35,738          76,811         (42,881)
                                    ----------    ---------      ----------      ----------
                                    $2,131,730    $ 534,781      $  841,715      $2,103,756
                                    ==========    =========      ==========      ==========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

3.  NET ASSETS (CONTINUED)

                                      FIDELITY                       JANUS
                                      VIP III          JANUS         ASPEN
                                      GROWTH           ASPEN         SERIES
                                      OPPORTUNITIES    SERIES        WORLDWIDE                   LN CAPITAL      LN EQUITY
                                      SERVICE CLASS    BALANCED      GROWTH        LN BOND       APPRECIATION    INCOME
                                      SUBACCOUNT       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
UNIT TRANSACTIONS:
----------------------------------
Accumulation units                     $   214,320     $1,102,628    $1,120,135    $ 799,954      $  473,044     $ 152,201
----------------------------------     -----------     ----------    ----------    ---------      ----------     ---------
Accumulated net investment income
   (loss)                                     (143)        10,893        (1,124)      29,068            (499)           36
----------------------------------     -----------     ----------    ----------    ---------      ----------     ---------
Accumulated net realized gain
   (loss) on investments                     2,188          9,778        10,312         (961)          8,084         1,395
----------------------------------     -----------     ----------    ----------    ---------      ----------     ---------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS             3,874         84,840       205,233      (28,119)         44,431         7,515
                                       -----------     ----------    ----------    ---------      ----------     ---------
                                       $   220,239     $1,208,139    $1,334,556    $ 799,942      $  525,060     $ 161,147
                                       ===========     ==========    ==========    =========      ==========     =========


                                    LN GLOBAL                                 MFS
                                    ASSET         LN MONEY      LN SOCIAL     EMERGING
                                    ALLOCATION    MARKET        AWARENESS     GROWTH
                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------
UNIT TRANSACTIONS:
----------------------------------
Accumulation units                  $  37,552     $5,512,461    $  91,217     $2,578,105
----------------------------------  ---------     ----------    ---------     ----------
Accumulated net investment income
   (loss)                                 (32)       221,649          829        (13,304)
----------------------------------  ---------     ----------    ---------     ----------
Accumulated net realized gain
   (loss) on investments                    1              -        4,360         59,913
----------------------------------  ---------     ----------    ---------     ----------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS        1,470              -        5,190      1,451,587
                                    ---------     ----------    ---------     ----------
                                    $  38,991     $5,734,110    $ 101,596     $4,076,301
                                    =========     ==========    =========     ==========

                                                                                        OCC
                                                            AMT                         ACCUMULATION    OCC             TEMPLETON
                                MFS TOTAL     MFS           MID-CAP       AMT           GLOBAL          ACCUMULATION    ASSET
                                RETURN        UTILITIES     GROWTH        PARTNERS      EQUITY          MANAGED         ALLOCATION
                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
UNIT TRANSACTIONS:
----------------------------
Accumulation units              $1,179,862    $1,101,000    $  99,398     $  58,222     $   526,876     $ 1,012,566     $ 244,385
----------------------------    ----------    ----------    ---------     ---------     -----------     -----------     ---------
Accumulated net investment
   income (loss)                    17,483        37,024          (54)          (74)        101,874          13,426        18,397
----------------------------    ----------    ----------    ---------     ---------     -----------     -----------     ---------
Accumulated net realized
   gain (loss) on
   investments                         422         9,298           40            64           3,630             387         1,097
----------------------------    ----------    ----------    ---------     ---------     -----------     -----------     ---------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON
   INVESTMENTS                       2,275       220,684       11,917         1,746          20,943          11,578        30,722
                                ----------    ----------    ---------     ---------     -----------     -----------     ---------
                                $1,200,042    $1,368,006    $ 111,301     $  59,958     $   653,323     $ 1,037,957     $ 294,601
                                ==========    ==========    =========     =========     ===========     ===========     =========


                                               TEMPLETON                      TEMPLETON
                              TEMPLETON        INTERNATIONAL    TEMPLETON     STOCK
                              INTERNATIONAL    CLASS 2          STOCK         CLASS 2
                              SUBACCOUNT       SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
----------------------------
UNIT TRANSACTIONS:
----------------------------
Accumulation units             $ 2,259,245      $   346,192     $ 141,854     $  53,993
----------------------------   -----------      -----------     ---------     ---------
Accumulated net investment
   income (loss)                   111,394             (475)        5,157           (27)
----------------------------   -----------      -----------     ---------     ---------
Accumulated net realized
   gain (loss) on
   investments                       2,573              690           999             2
----------------------------   -----------      -----------     ---------     ---------
NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON
   INVESTMENTS                     336,437           31,111        27,320         2,457
                               -----------      -----------     ---------     ---------
                               $ 2,709,649      $   377,518     $ 175,330     $  56,425
                               ===========      ===========     =========     =========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

4.  PURCHASES AND SALES OF INVESTMENTS
    The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 1999.

                                                                                      AGGREGATE
                                                                 AGGREGATE COST       PROCEEDS FROM
                                                                 OF PURCHASES         SALES
                                                                 ----------------------------------
   AIM V.I. Capital Appreciation Fund                             $   898,561          $   141,201
   ------------------------------------------------------------
   AIM V.I. Diversified Income Fund                                 1,034,132              551,038
   ------------------------------------------------------------
   AIM V.I. Growth Fund                                             4,093,892              494,132
   ------------------------------------------------------------
   AIM V.I. International Equity Fund                                 144,758                5,589
   ------------------------------------------------------------
   AIM V.I. Value Fund                                              4,415,189              301,820
   ------------------------------------------------------------
   Baron Capital Asset Fund                                           251,268               57,139
   ------------------------------------------------------------
   BT EAFE Equity Index Fund                                          161,585                5,601
   ------------------------------------------------------------
   BT Equity 500 Index Fund                                         8,667,623            1,142,078
   ------------------------------------------------------------
   BT Small Cap Index Fund                                            243,302              144,439
   ------------------------------------------------------------
   Delaware Premium Delchester Series                                 205,857               33,558
   ------------------------------------------------------------
   Delaware Premium Devon Series                                       31,264                  169
   ------------------------------------------------------------
   Delaware Premium Emerging Markets Series                            98,908               17,637
   ------------------------------------------------------------
   Delaware Premium Small Cap Value Series                            989,552              106,174
   ------------------------------------------------------------
   Delaware Premium REIT Series                                         4,136                   47
   ------------------------------------------------------------
   Delaware Premium Trend Series                                    1,582,829              186,248
   ------------------------------------------------------------
   Fidelity VIP Equity-Income Portfolio                             1,565,652              108,024
   ------------------------------------------------------------
   Fidelity VIP II Asset Manager Portfolio                            335,521               64,680
   ------------------------------------------------------------
   Fidelity VIP II Contrafund Service Class Portfolio                 774,389                9,617
   ------------------------------------------------------------
   Fidelity VIP II Investment Grade Bond Portfolio                  1,820,932              423,427
   ------------------------------------------------------------
   Fidelity VIP III Growth Opportunities Service Class
   Portfolio                                                          369,606              155,424
   ------------------------------------------------------------
   Janus Aspen Series Balanced Portfolio                            1,341,281              227,735
   ------------------------------------------------------------
   Janus Aspen Series Worldwide Growth Portfolio                    1,271,038              151,999
   ------------------------------------------------------------
   LN Bond Fund                                                       864,566               35,527
   ------------------------------------------------------------
   LN Capital Appreciation Fund                                       564,150               91,594
   ------------------------------------------------------------
   LN Equity-Income Fund                                              275,524              123,284
   ------------------------------------------------------------
   LN Global Asset Allocation Fund                                     37,687                  166
   ------------------------------------------------------------
   LN Money Market Fund                                            18,220,298           17,402,502
   ------------------------------------------------------------
   LN Social Awareness Fund                                           380,863              288,815
   ------------------------------------------------------------
   MFS Emerging Growth Series                                       2,617,099              469,487
   ------------------------------------------------------------
   MFS Total Return Series                                          1,170,589              106,927
   ------------------------------------------------------------
   MFS Utilities Series                                             1,149,028              219,739
   ------------------------------------------------------------
   AMT Mid-Cap Growth Portfolio                                        99,935                  589
   ------------------------------------------------------------
   AMT Partners Portfolio                                              63,580                5,431
   ------------------------------------------------------------
   OCC Accumulation Global Equity Portfolio                           525,174               30,854
   ------------------------------------------------------------
   OCC Accumulation Managed Portfolio                               1,008,995               80,228
   ------------------------------------------------------------
   Templeton Asset Allocation Fund                                    199,675               25,479
   ------------------------------------------------------------
   Templeton International Fund                                     1,720,759               98,602
   ------------------------------------------------------------
   Templeton International Class 2 Fund                               357,482               11,757
   ------------------------------------------------------------
   Templeton Stock Fund                                               125,860               14,157
   ------------------------------------------------------------
   Templeton Stock Class 2 Fund                                        54,114                  147
   ------------------------------------------------------------
                                                                  -----------          -----------
                                                                  $59,736,653          $23,333,061
                                                                  ===========          ===========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

5.  INVESTMENTS
    The following is a summary of investments owned at December 31, 1999.

                                                                                   NET
                                                                 SHARES            ASSET        VALUE OF
                                                                 OUTSTANDING       VALUE        SHARES            COST OF SHARES
                                                                 ---------------------------------------------------------------
   AIM V.I. Capital Appreciation Fund                               40,580         $35.58       $ 1,443,841        $ 1,033,890
   ------------------------------------------------------------
   AIM V.I. Diversified Income Fund                                 77,551          10.06           780,164            846,891
   ------------------------------------------------------------
   AIM V.I. Growth Fund                                            150,457          32.25         4,852,254          4,144,655
   ------------------------------------------------------------
   AIM V.I. International Equity Fund                                5,837          29.29           170,973            139,697
   ------------------------------------------------------------
   AIM V.I. Value Fund                                             164,346          33.50         5,505,605          4,736,343
   ------------------------------------------------------------
   Baron Capital Asset Fund                                         12,541          17.77           222,847            200,268
   ------------------------------------------------------------
   BT EAFE Equity Index Fund                                        12,744          13.60           173,327            156,204
   ------------------------------------------------------------
   BT Equity 500 Index Fund                                        658,608          15.18         9,997,669          8,912,050
   ------------------------------------------------------------
   BT Small Cap Index Fund                                           9,235          11.61           107,219             99,773
   ------------------------------------------------------------
   Delaware Premium Delchester Series                               23,133           7.42           171,649            171,949
   ------------------------------------------------------------
   Delaware Premium Devon Series                                     2,311          13.62            31,477             31,091
   ------------------------------------------------------------
   Delaware Premium Emerging Markets Series                         34,811           8.40           292,419            210,750
   ------------------------------------------------------------
   Delaware Premium Small Cap Value Series                          75,005          15.36         1,152,083          1,139,181
   ------------------------------------------------------------
   Delaware Premium REIT Series                                        473           8.67             4,105              4,087
   ------------------------------------------------------------
   Delaware Premium Trend Series                                    72,790          33.66         2,450,120          1,772,850
   ------------------------------------------------------------
   Fidelity VIP Equity-Income Portfolio                             82,916          25.71         2,131,776          2,078,595
   ------------------------------------------------------------
   Fidelity VIP II Asset Manager Portfolio                          28,645          18.67           534,793            499,055
   ------------------------------------------------------------
   Fidelity VIP II Contrafund Service Class Portfolio               28,926          29.10           841,733            764,922
   ------------------------------------------------------------
   Fidelity VIP II Investment Grade Bond Portfolio                 173,010          12.16         2,103,802          2,146,683
   ------------------------------------------------------------
   Fidelity VIP III Growth Opportunities Service Class
   Portfolio                                                         9,526          23.12           220,244            216,370
   ------------------------------------------------------------
   Janus Aspen Series Balanced Portfolio                            43,272          27.92         1,208,164          1,123,324
   ------------------------------------------------------------
   Janus Aspen Series Worldwide Growth Portfolio                    27,949          47.75         1,334,584          1,129,351
   ------------------------------------------------------------
   LN Bond Fund                                                     69,953          11.44           799,959            828,078
   ------------------------------------------------------------
   LN Capital Appreciation Fund                                     16,687          31.47           525,071            480,640
   ------------------------------------------------------------
   LN Equity-Income Fund                                             7,310          22.05           161,150            153,635
   ------------------------------------------------------------
   LN Global Asset Allocation Fund                                   2,322          16.79            38,992             37,522
   ------------------------------------------------------------
   LN Money Market Fund                                            573,424          10.00         5,734,236          5,734,236
   ------------------------------------------------------------
   LN Social Awareness Fund                                          2,294          44.29           101,598             96,408
   ------------------------------------------------------------
   MFS Emerging Growth Series                                      107,443          37.94         4,076,388          2,624,801
   ------------------------------------------------------------
   MFS Total Return Series                                          67,610          17.75         1,200,068          1,197,793
   ------------------------------------------------------------
   MFS Utilities Series                                             56,624          24.16         1,368,036          1,147,352
   ------------------------------------------------------------
   AMT Mid-Cap Growth Portfolio                                      4,581          24.30           111,303             99,386
   ------------------------------------------------------------
   AMT Partners Portfolio                                            3,053          19.64            59,959             58,213
   ------------------------------------------------------------
   OCC Accumulation Global Equity Portfolio                         39,454          16.56           653,337            632,394
   ------------------------------------------------------------
   OCC Accumulation Managed Portfolio                               23,780          43.65         1,037,980          1,026,402
   ------------------------------------------------------------
   Templeton Asset Allocation Fund                                  12,606          23.37           294,607            263,885
   ------------------------------------------------------------
   Templeton International Fund                                    121,785          22.25         2,709,708          2,373,271
   ------------------------------------------------------------
   Templeton International Class 2 Fund                             17,059          22.13           377,526            346,415
   ------------------------------------------------------------
   Templeton Stock Fund                                              7,189          24.39           175,334            148,014
   ------------------------------------------------------------
   Templeton Stock Class 2 Fund                                      2,323          24.29            56,426             53,969
   ------------------------------------------------------------                                 -----------        -----------
                                                                                                $55,212,526        $48,860,393
                                                                                                ===========        ===========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

6.  NEW INVESTMENT FUNDS
    Effective May 3, 1999, the AIM V.I. International Equity Fund, Baron Capital Asset Fund, BT EAFE Equity Index Fund, BT Small Cap Index Fund, Delaware Premium Delchester Series, Delaware Premium Devon Series, Delaware Premium REIT Series, Fidelity VIP II Contrafund Service Class Portfolio, Fidelity VIP III Growth Opportunities Service Class Portfolio, Janus Aspen Series Balanced Portfolio, Janus Aspen Series Worldwide Growth Portfolio, LN Bond Fund, LN Capital Appreciation Fund, LN Equity-Income Fund, LN Global Asset Allocation Fund, LN Social Awareness Fund, AMT Mid-Cap Growth Portfolio, AMT Partners Portfolio, Templeton International Class 2 Fund and Templeton Stock Class 2 Fund became available as investment options for the Variable Account policyholders.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors of The Lincoln National Life Insurance
Company
and
Contract Owners of Lincoln Life Flexible Premium Variable Life
Account R

We have audited the accompanying statement of assets and liability of Lincoln Life Flexible Premium Variable Life Account R ("Variable Account") (comprised of the AIM V.I. Capital Appreciation, AIM V.I. Diversified Income, AIM V.I. Growth, AIM V.I. International Equity, AIM V.I. Value, Baron Capital Asset, BT EAFE Equity Index, BT Equity 500 Index, BT Small Cap Index, Delaware Premium Delchester, Delaware Premium Devon, Delaware Premium Emerging Markets, Delaware Premium Small Cap Value, Delaware Premium REIT, Delaware Premium Trend, Fidelity VIP Equity-Income, Fidelity VIP II Asset Manager, Fidelity VIP II Contrafund Service Class, Fidelity VIP II Investment Grade Bond, Fidelity VIP III Growth Opportunities Service Class, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Lincoln National Bond, Lincoln National Capital Appreciation, Lincoln National Equity-Income, Lincoln National Global Asset Allocation, Lincoln National Money Market, Lincoln National Social Awareness, MFS Emerging Growth, MFS Total Return, MFS Utilities, Neuberger Berman Advisers Management Trust (AMT) Mid-Cap Growth, Neuberger Berman Advisers Management Trust (AMT) Partners, OCC Accumulation Global Equity, OCC Accumulation Managed, Templeton Variable Products Asset Allocation, Templeton Variable Products International, Templeton Variable Products International Class 2, Templeton Variable Products Stock and Templeton Variable Products Stock Class 2 subaccounts), as of December 31, 1999 and the related statements of operations and changes in net assets for the year ended December 31, 1999 and the period from June 18, 1998 to December 31, 1998. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Flexible Premium Variable Life Account R at December 31, 1999, and the results of their operations and the changes in their net assets for the year ended December 31, 1999 and for the period from June 18, 1998 to December 31, 1998, in conformity with accounting principles generally accepted in the United States.

                                         /s/ Ernst & Young LLP

Fort Wayne, Indiana
March 24, 2000

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

BALANCE SHEETS -- STATUTORY BASIS

                                                              DECEMBER 31
                                                              1999        1998
                                                              ---------   ---------
                                                              (IN MILLIONS)
                                                              ---------------------
ADMITTED ASSETS
CASH AND INVESTMENTS:
Bonds                                                         $22,985.0   $23,830.9
------------------------------------------------------------
Preferred stocks                                                  253.8       236.0
------------------------------------------------------------
Unaffiliated common stocks                                        166.9       259.3
------------------------------------------------------------
Affiliated common stocks                                          604.7       322.1
------------------------------------------------------------
Mortgage loans on real estate                                   4,211.5     3,932.9
------------------------------------------------------------
Real estate                                                       254.0       473.8
------------------------------------------------------------
Policy loans                                                    1,652.9     1,606.0
------------------------------------------------------------
Other investments                                                 426.6       434.4
------------------------------------------------------------
Cash and short-term investments                                 1,409.2     1,725.4
------------------------------------------------------------  ---------   ---------
Total cash and investments                                     31,964.6    32,820.8
------------------------------------------------------------
Premiums and fees in course of collection                         115.8        33.3
------------------------------------------------------------
Accrued investment income                                         435.3       432.8
------------------------------------------------------------
Reinsurance recoverable                                           199.0       171.6
------------------------------------------------------------
Funds withheld by ceding companies                                 73.5        53.7
------------------------------------------------------------
Federal income taxes recoverable from parent company               61.6        64.7
------------------------------------------------------------
Goodwill                                                           43.1        49.5
------------------------------------------------------------
Other admitted assets                                              66.7        89.3
------------------------------------------------------------
Separate account assets                                        46,105.1    36,907.0
------------------------------------------------------------  ---------   ---------
Total admitted assets                                         $79,064.7   $70,622.7
------------------------------------------------------------  =========   =========

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                             $12,184.0   $12,310.6
------------------------------------------------------------
Other policyholder funds                                       16,589.5    16,647.5
------------------------------------------------------------
Amounts withheld or retained by Company as agent or trustee       364.0       897.6
------------------------------------------------------------
Funds held under reinsurance treaties                             796.9       795.8
------------------------------------------------------------
Asset valuation reserve                                           490.9       484.5
------------------------------------------------------------
Interest maintenance reserve                                       72.3       159.7
------------------------------------------------------------
Other liabilities                                                 627.0       504.5
------------------------------------------------------------
Short-term loan payable to parent company                         205.0       140.0
------------------------------------------------------------
Net transfers due from separate accounts                         (896.5)     (789.0)
------------------------------------------------------------
Separate account liabilities                                   46,105.1    36,907.0
------------------------------------------------------------  ---------   ---------
Total liabilities                                              76,538.2    68,058.2
------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $2.50 par value:
  Authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                          25.0        25.0
------------------------------------------------------------
Surplus notes due to Lincoln National Corporation               1,250.0     1,250.0
------------------------------------------------------------
Paid-in surplus                                                 1,942.6     1,930.1
------------------------------------------------------------
Unassigned surplus -- deficit                                    (691.1)     (640.6)
------------------------------------------------------------  ---------   ---------
Total capital and surplus                                       2,526.5     2,564.5
------------------------------------------------------------  ---------   ---------
Total liabilities and capital and surplus                     $79,064.7   $70,622.7
------------------------------------------------------------  =========   =========

See accompanying notes.                                                      S-1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              1999        1998        1997
                                                              ---------   ---------   --------
                                                              (IN MILLIONS)
                                                              --------------------------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                         $ 7,273.6   $12,737.6   $5,589.0
------------------------------------------------------------
Net investment income                                           2,203.2     2,107.2    1,847.1
------------------------------------------------------------
Amortization of interest maintenance reserve                       29.1        26.4       41.5
------------------------------------------------------------
Commissions and expense allowances on reinsurance ceded           472.3       179.9       99.7
------------------------------------------------------------
Expense charges on deposit funds                                  146.5       134.6      119.3
------------------------------------------------------------
Separate account investment management and administration
service fees                                                      473.9       396.3      325.5
------------------------------------------------------------
Other income                                                       88.8        31.3       21.3
------------------------------------------------------------  ---------   ---------   --------
Total revenues                                                 10,687.4    15,613.3    8,043.4
------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                                8,504.9    13,964.1    4,522.1
------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses         1,618.3     2,919.4    3,053.9
------------------------------------------------------------  ---------   ---------   --------
Total benefits and expenses                                    10,123.2    16,883.5    7,576.0
------------------------------------------------------------  ---------   ---------   --------
Gain (loss) from operations before dividends to
policyholders, income taxes and net realized gain on
investments                                                       564.2    (1,270.2)     467.4
------------------------------------------------------------
Dividends to policyholders                                         80.3        67.9       27.5
------------------------------------------------------------  ---------   ---------   --------
Gain (loss) from operations before federal income taxes and
net realized gain on investments                                  483.9    (1,338.1)     439.9
------------------------------------------------------------
Federal income taxes (credit)                                      85.4      (141.0)      78.3
------------------------------------------------------------  ---------   ---------   --------
Gain (loss) from operations before net realized gain on
investments                                                       398.5    (1,197.1)     361.6
------------------------------------------------------------
Net realized gain on investments, net of income tax expense
and excluding net transfers to the interest maintenance
reserve                                                           114.4        46.8       31.3
------------------------------------------------------------  ---------   ---------   --------
Net income (loss)                                             $   512.9   $(1,150.3)  $  392.9
------------------------------------------------------------  =========   =========   ========

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              1999       1998       1997
                                                              --------   --------   --------
                                                              (IN MILLIONS)
                                                              ------------------------------
Capital and surplus at beginning of year                      $2,564.5   $2,968.4   $1,868.0
------------------------------------------------------------

CAPITAL AND SURPLUS INCREASE (DECREASE):
Net income (loss)                                                512.9   (1,150.3)     392.9
------------------------------------------------------------
Difference in cost and admitted investment amounts              (101.9)    (304.8)     (36.2)
------------------------------------------------------------
Nonadmitted assets                                               (22.9)     (17.1)      (0.4)
------------------------------------------------------------
Regulatory liability for reinsurance                              26.0      (35.2)      (3.9)
------------------------------------------------------------
Gain on reinsurance of disability income business                 71.8         --         --
------------------------------------------------------------
Life policy reserve valuation basis                                 --       (0.4)      (0.9)
------------------------------------------------------------
Asset valuation reserve                                           (6.4)     (34.5)     (36.9)
------------------------------------------------------------
Proceeds from surplus notes from shareholder                        --    1,250.0         --
------------------------------------------------------------
Paid-in surplus, including contribution of common stock of
affiliated company in 1997                                        12.5      108.4      938.4
------------------------------------------------------------
Separate account receivable due to change in valuation              --         --       (2.6)
------------------------------------------------------------
Dividends to shareholder                                        (530.0)    (220.0)    (150.0)
------------------------------------------------------------  --------   --------   --------
Capital and surplus at end of year                            $2,526.5   $2,564.5   $2,968.4
------------------------------------------------------------  ========   ========   ========

See accompanying notes.                                                      S-3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              1999        1998         1997
                                                              ---------   ----------   ---------
                                                              (IN MILLIONS)
                                                              ----------------------------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received   $ 7,671.1   $ 13,495.2   $ 6,364.3
------------------------------------------------------------
Allowances and reserve adjustments paid on reinsurance ceded      (19.9)      (632.4)     (649.2)
------------------------------------------------------------
Investment income received                                      2,168.6      2,003.9     1,798.8
------------------------------------------------------------
Separate account investment management and administration
service fees                                                      470.6        396.3       325.5
------------------------------------------------------------
Benefits paid                                                  (8,699.4)    (7,395.8)   (5,345.2)
------------------------------------------------------------
Insurance expenses paid                                        (1,734.5)    (2,909.7)   (3,193.0)
------------------------------------------------------------
Proceeds related to sale of disability income business             71.8           --          --
------------------------------------------------------------
Federal income taxes recovered (paid)                             (81.2)        84.2       (87.0)
------------------------------------------------------------
Dividends to policyholders                                        (82.8)       (12.9)      (28.4)
------------------------------------------------------------
Other income received and expenses paid, net                      252.1        207.0        (8.7)
------------------------------------------------------------  ---------   ----------   ---------
Net cash provided by (used in) operating activities                16.4      5,235.8      (822.9)
------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                      6,557.7     10,926.5    12,142.6
------------------------------------------------------------
Purchase of investments                                        (5,940.8)   (16,950.0)  (10,345.0)
------------------------------------------------------------
Other sources (uses) including reinsured policy loans            (497.0)      (778.3)      529.1
------------------------------------------------------------  ---------   ----------   ---------
Net cash provided by (used in) investing activities               119.9     (6,801.8)    2,326.7
------------------------------------------------------------

FINANCING ACTIVITIES
Surplus paid-in                                                    12.5        108.4          --
------------------------------------------------------------
Proceeds from surplus notes from shareholder                         --      1,250.0          --
------------------------------------------------------------
Proceeds from borrowings from shareholder                         205.0        140.0       120.0
------------------------------------------------------------
Repayment of borrowings from shareholder                         (140.0)      (120.0)     (100.0)
------------------------------------------------------------
Dividends paid to shareholder                                    (530.0)      (220.0)     (150.0)
------------------------------------------------------------  ---------   ----------   ---------
Net cash provided by (used in) financing activities              (452.5)     1,158.4      (130.0)
------------------------------------------------------------  ---------   ----------   ---------
Net increase (decrease) in cash and short-term investments       (316.2)      (407.6)    1,373.8
------------------------------------------------------------
Cash and short-term investments at beginning of year            1,725.4      2,133.0       759.2
------------------------------------------------------------  ---------   ----------   ---------
Cash and short-term investments at end of year                $ 1,409.2   $  1,725.4   $ 2,133.0
------------------------------------------------------------  =========   ==========   =========

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING
  POLICIES

    ORGANIZATION AND OPERATIONS
    The Lincoln National Life Insurance Company (the "Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in Indiana. As of December 31, 1999, the Company owned 100% of the outstanding common stock of four insurance company subsidiaries and four non-insurance subsidiaries. The Company also owned 85% of the common stock of an Internet distributor of variable annuities.

    The Company's principal businesses consist of underwriting annuities, deposit-type contracts and life and health insurance through multiple distribution channels and the reinsurance of individual and group life and health business. The Company is licensed and sells its products in 49 states, Canada and several U.S. territories.

    USE OF ESTIMATES
    The nature of the insurance and investment management businesses requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from those estimates.

    BASIS OF PRESENTATION
    The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Insurance Department"), which practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

    INVESTMENTS
    Bonds and preferred stocks are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds and preferred stocks are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

    Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is classified as a real estate investment rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

    Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by a NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pre-tax basis in the period in which the asset giving rise to the gain or loss is sold and writedowns are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

    SUBSIDIARIES
    The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP. Under statutory accounting principles, the Company's insurance subsidiaries are carried at their statutory-basis net equity and the non-insurance subsidiaries are carried at their GAAP-basis net equity, adjusted for certain items which would be non-admitted under statutory accounting principles. Both insurance subsidiaries and non-insurance subsidiaries are presented in the balance sheet as investments in affiliated common stocks.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING
  POLICIES (CONTINUED)
    POLICY ACQUISITION COSTS
    The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

    NONADMITTED ASSETS
    Certain assets designated as "nonadmitted," principally furniture and equipment and certain receivables, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

    PREMIUMS
    Revenues for universal life policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue.

    Premiums and deposits with respect to annuity and other investment-type contracts are reported as premium revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

    BENEFIT RESERVES
    Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

    Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of income; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

    REINSURANCE
    Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, all assets and liabilities related to reinsurance ceded contracts are reported on a gross basis.

    A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Insurance Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

    Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

    Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING
  POLICIES (CONTINUED)
    INCOME TAXES
    Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

    POLICYHOLDER DIVIDENDS
    Policyholder dividends are recognized when declared rather than over the term of the related policies.

    SURPLUS NOTES DUE TO LNC
    Surplus notes due to LNC are reported as surplus rather than as liabilities. On a statutory-basis, interest on surplus notes is not accrued until approval is received from the Indiana Insurance Commissioner; whereas, under GAAP, interest would be accrued periodically based on the outstanding principal and the interest rate.

    STATEMENTS OF CASH FLOWS
    Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

    A reconciliation of the Company's net income (loss) and capital and surplus determined on a statutory-basis with amounts determined in accordance with GAAP is as follows:

                                              CAPITAL AND SURPLUS             NET INCOME (LOSS)
                                              ----------------------------------------------------------------------
                                              DECEMBER 31                     YEAR ENDED DECEMBER 31
                                              1999            1998            1999            1998            1997
                                              ----------------------------------------------------------------------
                                              (IN MILLIONS)
                                              ----------------------------------------------------------------------
   Amounts reported on a statutory-basis      $ 2,526.5       $ 2,564.5       $   512.9       $(1,150.3)      $392.9
   -----------------------------------------
   GAAP adjustments:
     Deferred policy acquisition costs,
       present value of future profits and
       non-admitted goodwill                    3,628.2         3,085.2           135.0            48.5        (98.9)
      --------------------------------------
     Policy and contract reserves              (1,943.1)       (2,299.9)          (97.9)        1,743.4        (48.6)
      --------------------------------------
     Interest maintenance reserve                  72.3           159.7           (86.6)           24.4         58.7
      --------------------------------------
     Deferred income taxes                        244.5           181.6          (117.4)         (218.6)        70.3
      --------------------------------------
     Policyholders' share of earnings and
       surplus on participating business         (122.7)         (132.8)           (1.8)            3.2          5.3
      --------------------------------------
     Asset valuation reserve                      490.9           484.5              --              --           --
      --------------------------------------
     Net realized gain (loss) on investments     (186.4)         (174.1)          (32.4)         (116.7)       (20.4)
      --------------------------------------
     Unrealized gain (loss) on investments       (555.2)        1,335.1              --              --           --
      --------------------------------------
     Nonadmitted assets, including
       nonadmitted investments                    139.6           119.1              --              --           --
      --------------------------------------
     Investments in subsidiary companies          460.9           490.4            39.1            41.3        (80.5)
      --------------------------------------
     Surplus notes and related interest        (1,250.0)       (1,251.5)            1.5            (1.5)          --
      --------------------------------------
     Other, net                                   (61.0)         (120.1)          129.8           103.6        (35.0)
      --------------------------------------  ---------       ---------       ---------       ---------       ------
   Net increase (decrease)                        918.0         1,877.2           (30.7)        1,627.6       (149.1)
   -----------------------------------------  ---------       ---------       ---------       ---------       ------
   Amounts on a GAAP basis                    $ 3,444.5       $ 4,441.7       $   482.2       $   477.3       $243.8
   -----------------------------------------  =========       =========       =========       =========       ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING
  POLICIES (CONTINUED)
    Other significant accounting practices are as follows:

    INVESTMENTS
    Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the interest method.

    Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

    Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair values.

    Preferred stocks are reported at cost or amortized cost.

    Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains (losses) are reported in unassigned surplus without adjustment for federal income taxes.

    Policy loans are reported at unpaid balances.

    The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments on a basis consistent with that of the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items or deferred in IMR, where applicable, and are amortized over the remaining lives of the hedged items as adjustments to investment income. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The premiums paid for interest rate caps and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the respective derivative.

    Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. government obligations and foreign exchange risk. Moreover, the derivatives used are designated as a hedge and reduce the indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items are sold, terminated or matured, the change in value of the derivatives is included in net income.

    Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments. Real estate is reported at depreciated cost.

    Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly in unassigned surplus.

    LOANED SECURITIES
    Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, the Company will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in the Company's balance sheet in accordance with accounting guidance for secured borrowings and collateral. The Company's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

    GOODWILL
    Goodwill, which represents the excess, subject to certain limitations, of the ceding commission over statutory-basis net assets of business purchased

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING
  POLICIES (CONTINUED)
    under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years.

    PREMIUMS
    Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

    BENEFITS
    Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenerios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

    The tabular interest, tabular less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

    Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

    CLAIMS AND CLAIM ADJUSTMENT EXPENSES
    Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

    REINSURANCE CEDED AND ASSUMED
    Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on investments managed by the Company are reported in net investment income.

    PENSION BENEFITS
    Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

    INCOME TAXES
    The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

    STOCK OPTIONS
    The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING
  POLICIES (CONTINUED)
    LNC's common stock at the grant date, or other measurement date, over the amount an employee or agent must pay to acquire the stock.

    ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE
    ACCOUNTS
    Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for variable life and variable annuity contracts and for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in income from separate account investment management and administration service fees. Mortality charges on variable universal life contracts are included in income from expense charges on deposit funds. Fees charged relative to variable annuity and variable universal life administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from separate account investment management and administration service fees.

2. PERMITTED STATUTORY ACCOUNTING PRACTICES
    The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Department. "Prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's ACCOUNTING PRACTICES AND PROCEDURES MANUAL and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future.

    In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory-basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the state of Indiana must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time, it is anticipated that Indiana will adopt Codification, however, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3. INVESTMENTS
    The major categories of net investment income are as follows:

                                                                 YEAR ENDED DECEMBER 31
                                                                 1999           1998           1997
                                                                 --------------------------------------
                                                                 (IN MILLIONS)
                                                                 --------------------------------------
   Income:
     Bonds                                                       $1,840.6       $1,714.3       $1,524.4
   ------------------------------------------------------------
     Preferred stocks                                                20.3           19.7           23.5
   ------------------------------------------------------------
     Unaffiliated common stocks                                       6.3           10.6            8.3
   ------------------------------------------------------------
     Affiliated common stocks                                         7.8            5.2           15.0
   ------------------------------------------------------------
     Mortgage loans on real estate                                  321.0          323.6          257.2
   ------------------------------------------------------------
     Real estate                                                     57.8           81.4           92.2
   ------------------------------------------------------------
     Policy loans                                                   101.7           86.5           37.5
   ------------------------------------------------------------
     Other investments                                               50.6           26.5           28.2
   ------------------------------------------------------------
     Cash and short-term investments                                 95.9          104.7           70.3
   ------------------------------------------------------------  --------       --------       --------
   Total investment income                                        2,502.0        2,372.5        2,056.6
   ------------------------------------------------------------
   Expenses:
     Depreciation                                                    14.4           19.3           21.0
   ------------------------------------------------------------
     Other                                                          284.4          246.0          188.5
   ------------------------------------------------------------  --------       --------       --------
   Total investment expenses                                        298.8          265.3          209.5
   ------------------------------------------------------------  --------       --------       --------
   Net investment income                                         $2,203.2       $2,107.2       $1,847.1
   ------------------------------------------------------------  ========       ========       ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)
    The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                                        COST OR         GROSS            GROSS
                                                        AMORTIZED       UNREALIZED       UNREALIZED       FAIR
                                                        COST            GAINS            LOSSES           VALUE
                                                        -----------------------------------------------------------
                                                        (IN MILLIONS)
                                                        -----------------------------------------------------------
   At December 31, 1999:
     Corporate                                          $17,758.4        $  229.6          $763.0         $17,225.0
      ------------------------------------------------
     U.S. government                                        316.8            29.6            21.5             324.9
      ------------------------------------------------
     Foreign government                                     984.5            49.8            39.9             994.4
      ------------------------------------------------
     Mortgage-backed                                      3,913.7            46.2           139.0           3,820.9
      ------------------------------------------------
     State and municipal                                     11.6              --              .5              11.1
      ------------------------------------------------  ---------        --------          ------         ---------
                                                        $22,985.0        $  355.2          $963.9         $22,376.3
                                                        =========        ========          ======         =========

   At December 31, 1998:
     Corporate                                          $17,658.4        $1,159.8          $148.2         $18,670.0
      ------------------------------------------------
     U.S. government                                        900.7            88.8             3.4             986.1
      ------------------------------------------------
     Foreign government                                     947.8            59.9            61.2             946.5
      ------------------------------------------------
     Mortgage-backed                                      4,312.1           171.6            33.4           4,450.3
      ------------------------------------------------
     State and municipal                                     11.9              .7              --              12.6
      ------------------------------------------------  ---------        --------          ------         ---------
                                                        $23,830.9        $1,480.8          $246.2         $25,065.5
                                                        =========        ========          ======         =========

    The carrying amounts of bonds in the balance sheets at December 31, 1999 and 1998 reflect adjustments of $38,900,000 and $11,800,000, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC ("SVO") designating certain investments as in or near default.

    A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 1999, by contractual maturity, is as follows:

                                                                 COST OR
                                                                 AMORTIZED       FAIR
                                                                 COST            VALUE
                                                                 -------------------------
                                                                 (IN MILLIONS)
                                                                 -------------------------
   Maturity:
     In 2000                                                     $   598.0       $   599.2
   ------------------------------------------------------------
     In 2001-2004                                                  4,359.8         4,313.4
   ------------------------------------------------------------
     In 2005-2009                                                  6,636.0         6,392.9
   ------------------------------------------------------------
     After 2009                                                    7,477.5         7,249.9
   ------------------------------------------------------------
     Mortgage-backed securities                                    3,913.7         3,820.9
   ------------------------------------------------------------  ---------       ---------
   Total                                                         $22,985.0       $22,376.3
   ------------------------------------------------------------  =========       =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)
    The expected maturities may differ from the contractual maturities in the foregoing table because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

    Proceeds from sales of investments in bonds during 1999, 1998 and 1997 were $5,351,400,000, $9,395,000,000 and
    $9,715,000,000, respectively. Gross gains during 1999, 1998 and 1997 of $95,400,000, $186,300,000 and $218,100,000,
    respectively, and gross losses of $195,500,000, $138,000,000 and $78,000,000, respectively, were realized on those sales.

    At December 31, 1999 and 1998, investments in bonds, with an admitted asset value of $116,500,000 and $97,800,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

    Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in unassigned surplus and are not reported in the statutory-basis Statements of Operations. The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in unaffiliated common stocks and preferred stocks are as follows:

                                             COST OR    GROSS       GROSS
                                             AMORTIZED  UNREALIZED  UNREALIZED  FAIR
                                             COST       GAINS       LOSSES      VALUE
                                             -----------------------------------------
                                             (IN MILLIONS)
                                             -----------------------------------------
   At December 31, 1999:
     Preferred stocks                         $253.8      $ 1.3       $31.5     $223.6
   ----------------------------------------
     Unaffiliated common stocks                150.4       34.2        17.7      166.9
   ----------------------------------------
   At December 31, 1998:
     Preferred stocks                         $236.0      $ 8.9       $ 2.4     $242.5
   ----------------------------------------
     Unaffiliated common stocks                223.3       62.0        26.0      259.3
   ----------------------------------------

    The carrying amount of preferred stocks in the balance sheets at December 31, 1999 and 1998 reflects adjustments of $4,100,000 and $5,800,000, respectively, to decrease amortized cost as a result of the SVO designating certain investments as low or lower quality.

    During 1999, the minimum and maximum lending rates for mortgage loans were 6.5% and 11.5%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)
    Components of the Company's investments in real estate are summarized as follows:

                                                                 DECEMBER 31
                                                                 1999         1998
                                                                 -------------------
                                                                 (IN MILLIONS)
                                                                 -------------------
   Occupied by the Company:
     Land                                                        $  2.5       $  2.5
   ------------------------------------------------------------
     Buildings                                                     11.1          9.0
   ------------------------------------------------------------
     Less accumulated depreciation                                 (2.2)        (1.7)
   ------------------------------------------------------------  ------       ------
   Net real estate occupied by the Company                         11.4          9.8
   ------------------------------------------------------------
   Other:
     Land                                                          46.2         93.2
   ------------------------------------------------------------
     Buildings                                                    226.8        413.0
   ------------------------------------------------------------
     Other                                                          4.7          7.9
   ------------------------------------------------------------
     Less accumulated depreciation                                (35.1)       (50.1)
   ------------------------------------------------------------  ------       ------
   Net other real estate                                          242.6        464.0
   ------------------------------------------------------------  ------       ------
   Net real estate                                               $254.0       $473.8
   ------------------------------------------------------------  ======       ======

    Net realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                                 1999         1998         1997
                                                                 --------------------------------
                                                                 (IN MILLIONS)
                                                                 --------------------------------
   Net realized capital gains                                    $ 20.8       $179.7       $209.3
   ------------------------------------------------------------
   Less amount transferred to IMR (net of related taxes
   (credits) of ($31.4), $27.3 and $54.0 in 1999, 1998 and
   1997, respectively)                                            (58.3)        50.8        100.2
   ------------------------------------------------------------  ------       ------       ------
                                                                   79.1        128.9        109.1
   Less federal income taxes (credits) on realized gains          (35.3)        82.1         77.8
   ------------------------------------------------------------  ------       ------       ------
   Net realized capital gains after transfer to IMR and taxes
   (credits)                                                     $114.4       $ 46.8       $ 31.3
   ------------------------------------------------------------  ======       ======       ======

4. SUBSIDIARIES
    The Company owns 100% of the outstanding common stock of four insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn"), Lincoln National Health & Casualty Insurance Company ("LNH&C"), Lincoln National Reassurance Company ("LNRAC") and Lincoln Life & Annuity Company of New York ("LNY"). The Company also owns 100% of the outstanding common stock of four non-insurance company subsidiaries: Lincoln National Insurance Associates ("LNIA"), Sagemark Consulting, Inc. ("Sagemark"), Wakefield Tower Alpha Limited ("Wakefield"), and Lincoln Realty Capital

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4. SUBSIDIARIES (CONTINUED)
    Corporation ("LRCC"). The Company also owns 85% of one non-insurance company subsidiary, AnnuityNet, Inc.
    (AnnuityNet). Statutory-basis financial information related to the insurance subsidiaries is summarized as follows (in millions):

                                                              DECEMBER 31, 1999
                                                              ----------------------------------
                                                              FIRST
                                                              PENN      LNH&C   LNRAC   LNY
                                                              ----------------------------------
   Cash and invested assets                                   $1,318.7  $434.6  $443.6  $1,888.6
   ---------------------------------------------------------
   Other assets                                                   40.6   55.5    492.6     403.1
   ---------------------------------------------------------  --------  ------  ------  --------
   Total admitted assets                                      $1,359.3  $490.1  $936.2  $2,291.7
   ---------------------------------------------------------  ========  ======  ======  ========

   Insurance reserves                                         $1,242.2  $394.4  $261.4  $1,802.4
   ---------------------------------------------------------
   Other liabilities                                              44.3   27.9    614.4      25.6
   ---------------------------------------------------------
   Liabilities related to separate accounts                         --     --       --     328.8
   ---------------------------------------------------------
   Capital and surplus                                            72.8   67.8     60.4     134.9
   ---------------------------------------------------------  --------  ------  ------  --------
   Total liabilities and capital and surplus                  $1,359.3  $490.1  $936.2  $2,291.7
   ---------------------------------------------------------  ========  ======  ======  ========

                                                                YEAR ENDED DECEMBER 31, 1999
                                                                -----------------------------------------------
                                                                FIRST
                                                                PENN         LNH&C        LNRAC        LNY
                                                                -----------------------------------------------
   Revenues                                                     $332.7       $263.3       $ 88.4       $  313.3
   -----------------------------------------------------------
   Expenses                                                      329.0       346.9          75.4          291.4
   -----------------------------------------------------------
   Net realized gains (losses)                                      --          --            .2           (2.0)
   -----------------------------------------------------------  ------       ------       ------       --------
   Net income (loss)                                            $  3.7       $(83.6)      $ 13.2       $   19.9
   -----------------------------------------------------------  ======       ======       ======       ========

                                                               DECEMBER 31, 1998
                                                               ----------------------------------
                                                               FIRST
                                                               PENN      LNH&C   LNRAC   LNY
                                                               ----------------------------------
   Cash and invested assets                                    $1,221.1  $333.9  $403.6  $1,938.0
   ----------------------------------------------------------
   Other assets                                                    40.3   31.3   490.0      270.2
   ----------------------------------------------------------  --------  ------  ------  --------
   Total admitted assets                                       $1,261.4  $365.2  $893.6  $2,208.2
   ----------------------------------------------------------  ========  ======  ======  ========

   Insurance reserves                                          $1,149.8  $266.3  $281.8  $1,814.5
   ----------------------------------------------------------
   Other liabilities                                               42.0   24.0   553.7       45.1
   ----------------------------------------------------------
   Liabilities related to separate accounts                          --     --      --      236.9
   ----------------------------------------------------------
   Capital and surplus                                             69.6   74.9    58.1      111.7
   ----------------------------------------------------------  --------  ------  ------  --------
   Total liabilities and capital and surplus                   $1,261.4  $365.2  $893.6  $2,208.2
   ----------------------------------------------------------  ========  ======  ======  ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4. SUBSIDIARIES (CONTINUED)

                                                                YEAR ENDED DECEMBER 31, 1998
                                                                ---------------------------------
                                                                FIRST
                                                                PENN    LNH&C    LNRAC   LNY
                                                                ---------------------------------
   Revenues                                                     $310.4  $ 165.0  $150.3  $1,402.6
   -----------------------------------------------------------
   Expenses                                                      310.6    164.4  139.5    1,656.1
   -----------------------------------------------------------
   Net realized gains (losses)                                    (0.3)     0.9   (0.1)      (0.7)
   -----------------------------------------------------------  ------  -------  ------  --------
   Net income (loss)                                            $ (0.5) $   1.5  $10.7   $ (254.2)
   -----------------------------------------------------------  ======  =======  ======  ========

    AnnuityNet was formed in 1998 for the distribution of variable annuities over the Internet and is valued on the equity method (at 85% of GAAP equity) with an admitted asset value of $2,400,000 at December 31, 1999. LNIA was purchased in 1998 for $600,000 and is valued on the equity method with an admitted asset value of $800,000 at December 31, 1999. Sagemark is a broker dealer and was acquired in connection with a reinsurance transaction completed in 1998. Sagemark is valued on the equity method with an admitted asset value of $6,400,000 at December 31, 1999. Wakefield was formed in 1999 to engage in the ownership and management of investments and is valued on the equity method with an admitted asset value of $248,300,000. Wakefield's assets as of December 31, 1999 consist entirely of investments in bonds. LRCC was formed in 1999 to engage in the management of certain real estate investments. It was capitalized with cash and three real estate investments of $12,700,000 and is valued on the equity method with an admitted asset value of $10,900,000.

    The carrying value of all affiliated common stocks, was $604,700,000 and $322,100,000 at December 31, 1999 and 1998,
    respectively. The insurance affiliates are carried at statutory-basis net equity while other affiliates are recorded at GAAP-basis net equity, adjusted for certain items which would be non-admitted under statutory accounting principles. The cost basis of investments in subsidiaries as of December 31, 1999 and 1998 was $970,700,000 and
    $631,100,000, respectively.

    During 1999, 1998 and 1997 the Company's insurance subsidiaries paid dividends of $5,200,000, $5,200,000 and $15,000,000, respectively.

5. FEDERAL INCOME TAXES
    The effective federal income tax rate in the accompanying Statements of Operations differs from the prevailing statutory tax rate principally due to tax-exempt investment income, dividends received tax deductions and differences between statutory accounting and tax return recognition relative to policy acquisition costs, policy and contract liabilities and reinsurance ceding commissions.

    In 1999, 1998 and 1997, federal income tax expense (benefit) incurred totaled $85,400,000, ($141,000,000) and
    $78,300,000, respectively. In 1999, capital losses of $151,700,000 were incurred, and carried back to recover taxes paid in prior years.

    The Company paid $45,300,000, $2,300,000 and $164,500,000 to
    LNC in 1999, 1998 and 1997, respectively, in federal income taxes.

    Under prior income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." The Company has approximately $187,000,000 of untaxed "Policyholders' Surplus" on which no payment of federal

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. FEDERAL INCOME TAXES (CONTINUED)
    income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account became taxable under the current federal income tax rate, the tax would be approximately $65,500,000.

6. SUPPLEMENTAL FINANCIAL DATA
    The balance sheet caption "Reinsurance recoverable" includes amounts recoverable from other insurers for claims paid by the Company. The balance sheet caption, "Future policy benefits and claims," and the balance sheet caption "Other policyholder funds" have been reduced for insurance ceded as follows:

                                                                 DECEMBER 31
                                                                 1999           1998
                                                                 -----------------------
                                                                 (IN MILLIONS)
                                                                 -----------------------
   Insurance ceded                                               $5,340.0       $4,081.8
   ------------------------------------------------------------
   Amounts recoverable from other insurers                           81.2           79.9
   ------------------------------------------------------------

    Reinsurance transactions, excluding assumption reinsurance, included in the income statement caption, "Premiums and deposits," are as follows:

                                                                 YEAR ENDED DECEMBER 31
                                                                 1999           1998           1997
                                                                 ------------------------------------
                                                                 (IN MILLIONS)
                                                                 ------------------------------------
   Insurance assumed                                             $2,606.5       $9,018.9       $727.2
   ------------------------------------------------------------
   Insurance ceded                                                1,675.1          877.1        302.9
   ------------------------------------------------------------  --------       --------       ------
   Net amount included in premiums                               $  931.4       $8,141.8       $424.3
   ------------------------------------------------------------  ========       ========       ======

    The income statement caption, "Benefits and settlement expenses," is net of reinsurance recoveries of $2,609,000,000, $2,098,800,000 and $1,240,500,000 for 1999,
    1998 and 1997, respectively.

    Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                                                 DECEMBER 31
                                                                 1999            1998
                                                                 -------------------------
                                                                 (IN MILLIONS)
                                                                 -------------------------
   Premium deposit funds                                         $16,208.3       $16,285.2
   ------------------------------------------------------------
   Undistributed earnings on participating business                  346.9           348.4
   ------------------------------------------------------------
   Other                                                              34.3            13.9
   ------------------------------------------------------------  ---------       ---------
                                                                 $16,589.5       $16,647.5
                                                                 =========       =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

6. SUPPLEMENTAL FINANCIAL DATA (CONTINUED)
    Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Premiums and fees in course of collection," are as follows:

                                                                 DECEMBER 31, 1999
                                                                 ---------------------------------
                                                                                           NET OF
                                                                 GROSS       LOADING       LOADING
                                                                 ---------------------------------
                                                                 (IN MILLIONS)
                                                                 ---------------------------------
   Ordinary new business                                         $10.8        $ 7.3         $ 3.5
   ------------------------------------------------------------
   Ordinary renewal                                               54.2          6.8          47.4
   ------------------------------------------------------------
   Group life                                                     13.7           .1          13.6
   ------------------------------------------------------------  -----        -----         -----
                                                                 $78.7        $14.2         $64.5
                                                                 =====        =====         =====

                                                                 DECEMBER 31, 1998
                                                                 ---------------------------------
                                                                                           NET OF
                                                                 GROSS       LOADING       LOADING
                                                                 ---------------------------------
                                                                 (IN MILLIONS)
                                                                 ---------------------------------
   Ordinary new business                                         $ 9.5        $ 3.4         $ 6.1
   ------------------------------------------------------------
   Ordinary renewal                                              (13.7)        11.3         (25.0)
   ------------------------------------------------------------
   Group life                                                     14.2           .2          14.0
   ------------------------------------------------------------  -----        -----         -----
                                                                 $10.0        $14.9         $(4.9)
                                                                 =====        =====         =====

7. ANNUITY RESERVES
    At December 31, 1999, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                 AMOUNT          PERCENT
                                                                 -----------------------
                                                                 (IN MILLIONS)
                                                                 -----------------------
   Subject to discretionary withdrawal with adjustment:
     With market value adjustment                                $ 2,427.7           4%
   ------------------------------------------------------------
     At book value, less surrender charge                          2,237.3           3
   ------------------------------------------------------------
     At market value                                              44,076.2          68
   ------------------------------------------------------------  ---------         ---
                                                                  48,741.2          75
   Subject to discretionary withdrawal without adjustment at
   book value with minimal or no charge or adjustment             13,486.5          21
   ------------------------------------------------------------
   Not subject to discretionary withdrawal                         2,622.4           4
   ------------------------------------------------------------  ---------         ---
   Total annuity reserves and deposit fund                        64,850.1         100%
   ------------------------------------------------------------                    ===
   Less reinsurance                                                1,548.0
   ------------------------------------------------------------  ---------
   Net annuity reserves and deposit fund liabilities, including
   separate accounts                                             $63,302.1
   ------------------------------------------------------------  =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8. CAPITAL AND SURPLUS
    In 1998, the Company issued two surplus notes to LNC in return for cash of $1,250,000,000. The first note for $500,000,000 was issued to LNC in connection with the CIGNA Corporation ("CIGNA")indemnity reinsurance transaction on January 5, 1998. This note calls for the Company to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,315,700,000 at December 31, 1999), and subject to approval by the Indiana Insurance Commissioner.

    The second note for $750,000,000 was issued on December 18, 1998 to LNC in connection with the Aetna, Inc. ("Aetna") indemnity reinsurance transaction. This note calls for the Company to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,379,600,000 at December 31, 1999), and subject to approval by the Indiana Insurance Commissioner.

    A summary of the terms of these surplus notes follows (in millions):

                                                     PRINCIPAL                     INCEPTION       ACCRUED
                                                   OUTSTANDING AT                   TO DATE      INTEREST AT
                                     PRINCIPAL      DECEMBER 31,   CURRENT YEAR    INTEREST     DECEMBER 31,
  DATE ISSUED                      AMOUNT OF NOTE       1999       INTEREST PAID     PAID           1999
  -----------                      --------------  --------------  -------------  -----------  ---------------
  January 5, 1998                   $     500.0      $     500.0    $     32.8    $     65.1   $            --
  -------------------------------
  December 18, 1998                       750.0            750.0          46.7          46.7                --
  -------------------------------

    Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1999, the Company exceeds the RBC requirements.

    The payment of dividends by the Company is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Indiana Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations. In January 1998, the Company assumed a block of individual life insurance and annuity business from CIGNA and in October 1998, the Company assumed a block of individual life insurance business from Aetna (SEE NOTE 10). The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related ceding commission was expensed in the accompanying Statement of Operations and resulted in the reduction of unassigned surplus. As a result of these transactions, the Company's statutory-basis unassigned surplus is negative as of December 31, 1999 and it will be necessary for the Company to obtain prior approval of the Indiana Insurance Commissioner before paying any dividends to LNC until such time as statutory-basis unassigned surplus is positive. The time frame for unassigned surplus to return to a positive position is dependent upon future statutory earnings and dividends paid to LNC. Although no assurance can be given, management believes that the approvals for the payment of such dividends in amounts consistent with those paid in the past can be obtained.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

9. EMPLOYEE BENEFIT PLANS
    LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full premium costs. This change to the plan resulted in a one-time curtailment gain of $1,400,000 in 1999. The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis financial Statements of Operations or financial position for any of the periods shown.

    LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options granted under the stock option incentive plans are at the market value at the date of grants and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death and are exercisable one year from the date of grant for options issued prior to 1992. Options issued subsequent to 1991 are exercisable in 25% increments on the option issuance anniversary in the four years following issuance.

    As of December 31, 1999, there were 2,072,087 and 1,397,005 shares of LNC common stock subject to options granted to Company employees and agents, respectively, under the stock option incentive plans of which 919,749 and 241,097, respectively, were exercisable on that date. The exercise prices of the outstanding options range from $12.50 to $56.75. During 1999, 1998 and 1997, there were 318,421, 136,469 and 170,789 options exercised, respectively, and 82,024, 18,288 and 1,846 options forfeited, respectively.

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES
    DISABILITY INCOME CLAIMS
    The liability for disability income claims net of the related asset for amounts recoverable from reinsurers at December 31, 1999 and 1998 is $221,600,000 and $670,100,000, respectively. This liability is based on the assumption that the recent experience will continue in the future. If incidence levels and/or claim termination rates fluctuate significantly from the assumptions underlying reserves, adjustments to reserves could be required in the future. Accordingly, this liability may prove to be deficient or excessive. The Company reviews reserve levels on an ongoing basis. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

    During 1997, the Company conducted an in-depth review of loss experience on its disability income business. As a result of this study, the reserve level was deemed to be inadequate to meet future obligations if current incident levels were to continue in the future. In order to address this situation, the Company strengthened its disability income reserves by $80,000,000 in 1997.

    PERSONAL ACCIDENT PROGRAMS
    In the past, the Company and its wholly owned subsidiary, LNH&C, accepted personal accident reinsurance programs from other insurance companies. Most of these programs were presented by independent brokers who represented the ceding companies. Certain excess-of-loss personal accident reinsurance programs created in the London market during 1993 through 1996 have produced and have potential to produce significant losses. The liabilities for these programs, net of related assets recoverable from reinsurers, were $174,700,000 and $177,400,000 at December 31, 1999 and 1998, respectively.

    Settlement activities relating to the Company's participation in workers' compensation carve-out (i.e., life and health risks associated with workers' compensation coverage) programs managed by Unicover Managers, Inc. have allowed the Company to evaluate the possibility of settlements and to estimate its potential costs to settle Unicover-related exposures. As of December 31, 1999, a liability of $62,200,000 has been established for the

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) settlement of the Company's exposure to the Unicover programs.

    These amounts are based on various estimates that are subject to considerable uncertainty. Accordingly, the liabilities may prove to be deficient or excessive. However, it is management's opinion that future developments in these programs will not materially affect the financial position of the Company.

    HMO EXCESS-OF-LOSS REINSURANCE PROGRAMS
    In light of the continued volatility in the HMO excess-of-loss line of business, LNH&C discontinued writing new HMO excess-of-loss reinsurance programs in the third quarter of 1999. The liability for HMO claims, net of the related assets for amounts recoverable from reinsurers, was $101,900,000 and $55,900,000 at December 31, 1999 and 1998, respectively. LNH&C reviews reserve levels on an ongoing basis. The liability is based on the assumption that recent experience will continue in the future. If claims and loss ratios fluctuate significantly from the assumptions underlying the reserves, adjustments to reserves could be required in the future. Accordingly, the liability may prove to be deficient or excessive. However, it is management's opinion that such future developments will not materially affect the financial position of the Company.

    MARKETING AND COMPLIANCE MATTERS
    Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

    GROUP PENSION ANNUITIES
    The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

    LEASES
    The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25 year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods.

    Total rental expense on operating leases in 1999, 1998 and 1997 was $38,900,000, $34,000,000 and $29,300,000, respectively. Future minimum rental commitments are as follows (in millions):

   2000                              $ 28.7
   --------------------------------
   2001                                28.8
   --------------------------------
   2002                                27.5
   --------------------------------
   2003                                26.2
   --------------------------------
   2004                                26.5
   --------------------------------
   Thereafter                         123.5
   --------------------------------  ------
                                     $261.2
                                     ======

    INFORMATION TECHNOLOGY COMMITMENT
    In February 1998, the Company signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) operations. Total costs incurred in 1999 and 1998 were $67,400,000 and $54,800,000, respectively. Future minimum annual costs range from $33,600,000 to $56,800,000, however future costs are dependent on usage and could exceed these amounts.

    INSURANCE CEDED AND ASSUMED
    The Company cedes insurance to other companies, including certain affiliates. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. The Company limits its maximum coverage that it retains on an individual to $10,000,000. Portions of the Company's deferred annuity business have also been coinsured with other companies to limit its exposure to interest rate risks. At December 31, 1999, the reserves associated with these reinsurance arrangements totaled $1,422,800,000. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

    Proceeds from the sale of common stock of American States Financial Corporation ("American States") and proceeds from the January 5, 1998 surplus note, were used to finance an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance and annuity business from CIGNA. The Company paid $1,264,400,000 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $1,127,700,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $4,780,300,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities.

    In connection with the completion of the CIGNA reinsurance transaction, the Company recorded a charge of $31,000,000 to cover certain costs of integrating the existing operations with the new block of business.

    In 1999, the Company and CIGNA reached an agreement through arbitration on the final statutory-basis values of the assets and liabilities reinsured. As a result, the Company's ceding commission for this transaction was reduced by $58.6 million.

    Subsequent to this transaction, the Company and LNY announced that they had reached an agreement to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998.

    On October 1, 1998, the Company and LNY entered into an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance business from Aetna. The Company paid $856,300,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $815,300,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $2,813,800,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities. The Company financed this reinsurance transaction with proceeds from short-term debt borrowings from LNC until the December 18, 1998 surplus note was approved by the Insurance Department. Subsequent to the Aetna transaction, the Company and LNY announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000. The retrocession agreement closed on October 14, 1998 with an effective date of October 1, 1998.

    On November 1, 1999, the Company closed its previously announced agreement to transfer a block of disability income business to MetLife. Under this indemnity reinsurance agreement, the Company transferred $490,800,000 of cash to MetLife representing the statutory reserves transferred on this business less $17,800,000 of purchase price consideration. A gain on the reinsurance transaction of $71,800,000 was recorded directly in unassigned

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) surplus and will be recognized in statutory earnings over the life of the business.

    The Company assumes insurance from other companies, including certain affiliates. At December 31, 1999, the Company provided $270,000,000 of statutory-basis surplus relief to other insurance companies under reinsurance transactions. The Company retroceded 100% of this accepted surplus relief to its off-shore reinsurance affiliates. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

    The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $17,300,000 and $43,400,000 at December 31, 1999 and 1998, respectively.

    VULNERABILITY FROM CONCENTRATIONS
    At December 31, 1999, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 1999, 29% of such mortgages ($1,212,700,000) involved properties located in Texas and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $70,000,000.

    At December 31, 1999, the Company did not have a concentration of:
    1) business transactions with a particular customer, lender or distributor;
    2) revenues from a particular product or service; 3) sources of supply of labor or services used in the business; or 4) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition.

    OTHER CONTINGENCY MATTERS
    The Company is involved in various pending or threatened legal proceedings arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for certain claims in excess of $5,000,000. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these proceedings will not have a material adverse affect on the financial position of the Company.

    With the recent filing of a lawsuit alleging fraud in the sale of interest sensitive universal and whole life insurance policies, the Company now has several such actions pending. While each of these lawsuits seeks class action status, the court has not certified a class in any of them. In each of these lawsuits, plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. While relief sought in these lawsuits is substantial, they are in the discovery stages of litigation, and it is premature to make assessments about potential loss, if any. Management intends to defend these lawsuits vigorously. The amount of liability, if any, which may arise as a result of these lawsuits cannot be reasonably estimated at this time. In another lawsuit, a settlement has been preliminarily approved by the court, and a class has been conditionally certified for settlement purposes. Two other similar lawsuits previously have been resolved and dismissed.

    The number of insurance companies that are under regulatory supervision has resulted, and is expected to continue to result, in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

    GUARANTEES
    The Company has guarantees with off-balance-sheet risks whose contractual amounts represent

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) credit exposure. Outstanding guarantees with off-balance-sheet risks at December 31, 1999 relate to mortgage loan pass-through certificates. The Company has sold commercial mortgage loans through grantor trusts that issued pass-through certificates. The Company has agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. The outstanding guarantees as of December 31, 1999 and 1998 were $25,900,000 and $30,900,000, respectively.
    It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default the impact would not be material to the Company. Accordingly, both the carrying value and fair value of these guarantees is zero at December 31, 1999 and 1998.

    DERIVATIVES
    The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. government obligations, commodity risk, credit risk and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items being hedged by such contracts.

    Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                 ASSETS (LIABILITIES)
                                                                 ---------------------------------
                                             NOTIONAL OR         CARRYING  FAIR    CARRYING  FAIR
                                             CONTRACT AMOUNTS    VALUE     VALUE   VALUE     VALUE
                                             -----------------------------------------------------
                                             DECEMBER 31         DECEMBER 31       DECEMBER 31
                                             1999      1998      1999      1999    1998      1998
                                             -----------------------------------------------------
                                             (IN MILLIONS)
                                             -----------------------------------------------------
   Interest rate derivatives:
     Interest rate cap agreements            $2,508.8  $4,108.8   $ 5.2    $  3.2   $ 9.3    $  .9
          ---------------------------------
     Swaptions                                1,837.5   1,899.5    12.2      10.8    16.2      2.5
          ---------------------------------
     Interest rate swaps                        630.9     258.3      --     (19.5)     --      9.9
          ---------------------------------
     Put options                                 21.3      21.3      --       1.9      --      2.2
          ---------------------------------  --------  --------   -----    ------   -----    -----
                                              4,998.5   6,287.9    17.4      (3.6)   25.5     15.5
   Foreign currency derivatives:
     Forward contracts                             --       1.5      --        --      --       --
          ---------------------------------
     Foreign currency swaps                      44.2      47.2      --       (.4)     --       .3
          ---------------------------------  --------  --------   -----    ------   -----    -----
                                                 44.2      48.7      --       (.4)     --       .3
   Commodity derivatives:
     Commodity swaps                               --       8.1      --        --      --      2.4
          ---------------------------------  --------  --------   -----    ------   -----    -----
                                             $5,042.7  $6,344.7   $17.4    $ (4.0)  $25.5    $18.2
                                             ========  ========   =====    ======   =====    =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)
    A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is as follows:

                                                            INTEREST RATE CAPS            SWAPTIONS
                                                            -----------------------------------------------------
                                                            1999           1998           1999           1998
                                                            -----------------------------------------------------
                                                            (IN MILLIONS)
                                                            -----------------------------------------------------
   Balance at beginning of year                             $4,108.8       $4,900.0       $1,899.5       $1,752.0
   -------------------------------------------------------
   New contracts                                                  --          708.8             --          218.3
   -------------------------------------------------------
   Terminations and maturities                              (1,600.0)      (1,500.0)         (62.0)         (70.8)
   -------------------------------------------------------  --------       --------       --------       --------
   Balance at end of year                                   $2,508.8       $4,108.8       $1,837.5       $1,899.5
   -------------------------------------------------------  ========       ========       ========       ========

                                                                      INTEREST RATE SWAPS
                                                                      -----------------------
                                                                      1999          1998
                                                                      -----------------------
   Balance at beginning of year                                       $ 258.3       $    10.0
   ------------------------------------------------------------
   New contracts                                                        482.4         2,226.6
   ------------------------------------------------------------
   Terminations and maturities                                         (109.8)       (1,978.3)
   ------------------------------------------------------------       -------       ---------
   Balance at end of year                                             $ 630.9       $   258.3
   ------------------------------------------------------------       =======       =========

                                                                                         COMMODITY
                                                                 PUT OPTIONS             SWAPS
                                                                 ----------------------------------------
                                                                 1999        1998        1999        1998
                                                                 ----------------------------------------
   Balance at beginning of year                                  $21.3       $  --       $ 8.1       $ --
   ------------------------------------------------------------
   New contracts                                                    --        21.3          --        8.1
   ------------------------------------------------------------
   Terminations and maturities                                      --          --        (8.1)        --
   ------------------------------------------------------------  -----       -----       -----       ----
   Balance at end of year                                        $21.3       $21.3       $  --       $8.1
   ------------------------------------------------------------  =====       =====       =====       ====

                                                                 FOREIGN CURRENCY DERIVATIVES
                                                                 (FOREIGN INVESTMENTS)
                                                                 -------------------------------------------
                                                                                           FOREIGN CURRENCY
                                                                                           SWAPS
                                                                 FOREIGN EXCHANGE
                                                                 -------------------------------------------
                                                                 FORWARD CONTRACTS
                                                                 1999        1998          1999        1998
                                                                 -------------------------------------------
                                                                 (IN MILLIONS)
                                                                 -------------------------------------------
   Balance at beginning of year                                  $ 1.5       $ 163.1       $47.2       $15.0
   ------------------------------------------------------------
   New contracts                                                   2.7         419.8          --        39.2
   ------------------------------------------------------------
   Terminations and maturities                                    (4.2)       (581.4)       (3.0)       (7.0)
   ------------------------------------------------------------  -----       -------       -----       -----
   Balance at end of year                                        $  --       $   1.5       $44.2       $47.2
   ------------------------------------------------------------  =====       =======       =====       =====

    INTEREST RATE CAP AGREEMENTS
    The interest rate cap agreements, which expire in 2000 through 2006, entitle the Company to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of the Company's interest rate cap agreement program is to protect its annuity line of business from the effect of rising interest rates. The

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) premium paid for the interest rate caps is included in other investments (amortized costs of $5.2 million as of December 31, 1999) and is being amortized over the terms of the agreements. This amortization is included in net investment income.
    SWAPTIONS
    Swaptions, which expire in 2000 through 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of the Company's swaption program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the swaptions is included in other investments (amortized cost of $12.2 million as of December 31, 1999) and is being amortized over the terms of the agreements. This amortization is included in net investment income.
    SPREAD LOCK AGREEMENTS
    Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified government security is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity government security and the price sensitivity of the swap at that time. The purpose of the Company's spread-lock program is to protect a portion of its fixed maturity securities against widening of spreads. While spreadlocks are used periodically, there are no spreadlock agreements outstanding at December 31, 1999.
    INTEREST RATE SWAP AGREEMENTS
    The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price, level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty to the agreement the stream of variable interest payments based on the coupon payments hedged bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net receipts/payments from interest rate swaps are recorded in net investment income. The Company also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the anticipated purchase of assets to support newly acquired blocks of business or to extend the duration of certain portfolios of assets. Once the assets are purchased the gains (losses) resulting from the termination of the swap agreements will be applied to the basis of the assets. The gains (losses) will be recognized in earnings over the life of the assets. The anticipated purchase of assets related to extending the duration of certain portfolios of assets is expected to be completed in 2000.
    PUT OPTIONS
    The Company uses put options, combined with various perpetual fixed income securities, and interest rate swaps to replicate fixed income, fixed maturity investments. The risk being hedged is a drop in bond prices due to credit concerns with international bond issuers. The put options allow the Company to put the bonds back to the counterparties at original par.
    FOREIGN CURRENCY DERIVATIVES
    The Company uses a combination of foreign exchange forward contracts and foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of currency at a future date at a specified exchange rate. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a fixed rate of exchange in the future.
    COMMODITY SWAPS
    The Company used a commodity swap to hedge its exposure to fluctuations in the price of gold. A commodity swap is a contractual agreement to exchange a certain amount of a particular commodity for a fixed amount of cash. The Company owned a fixed income security that met its coupon

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) payment obligations in gold bullion. The Company is obligated to pay to the counterparty the gold bullion, and in return, receives from the counterparty a stream of fixed income payments. The fixed income payments were the product of the swap notional multiplied by the fixed rate stated in the swap agreement. The net receipts or payments from commodity swaps were recorded in net investment income. The fixed income security was called in the third quarter of 1999 and the commodity swap expired.
    ADDITIONAL DERIVATIVE INFORMATION
    Expenses for the agreements and contracts described above amounted to $6,200,000, $10,000,000 and $7,000,000 in 1999, 1998 and 1997, respectively.
    Deferred gains of $100,000 as of December 31, 1999, were the result of terminated interest rate swaps. These gains are included with the related fixed maturity securities to which the hedge applied or as deferred liabilities and are being amortized over the life of such securities.
    The Company is exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, the Company does not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in the Company's favor. At
    December 31, 1999, the exposure was $8,500,000.
11. FAIR VALUE OF FINANCIAL INSTRUMENTS
    The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.
    BONDS AND UNAFFILIATED COMMON STOCK
    Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of unaffiliated common stocks are based on quoted market prices.
    PREFERRED STOCK
    Fair values of preferred stock are based on quoted market prices, where available. For preferred stock not actively traded, fair values are based on values of issues of comparable yield and quality.
    MORTGAGE LOANS ON REAL ESTATE
    The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.
    POLICY LOANS
    The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using
    Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.
    OTHER INVESTMENTS AND CASH AND SHORT-TERM INVESTMENTS
    The carrying values for assets classified as other investments and cash and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.
    INVESTMENT-TYPE INSURANCE CONTRACTS
    The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e.,

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) deposit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.
    The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of "investment-type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed.
    SHORT-TERM DEBT
    For short-term debt, the carrying value approximates fair value.
    SURPLUS NOTES DUE TO LNC
    Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.
    GUARANTEES
    The Company's guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status, which indicates none of the loans are delinquent, the fair value liability for the guarantees related to the mortgage loan pass-through certificates is zero.
    DERIVATIVES
    The Company employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the foreign currency exchange contracts and industry standard models that are commercially available for interest rate cap agreements, swaptions, spread lock agreements, interest rate swaps, commodity swaps and put options.
    INVESTMENT COMMITMENTS
    Fair values for commitments to make investment in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments. SEPARATE ACCOUNTS
    Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                    DECEMBER 31
                                                    -------------------------------------------------------------
                                                    1999                              1998
                                                    -------------------------------------------------------------
                                                    CARRYING                          CARRYING
   ASSETS (LIABILITIES)                             VALUE            FAIR VALUE       VALUE            FAIR VALUE
   --------------------------------------------------------------------------------------------------------------
                                                    (IN MILLIONS)
                                                    -------------------------------------------------------------
   Bonds                                            $ 22,985.0       $ 22,376.3       $ 23,830.9       $ 25,065.5
   -----------------------------------------------
   Preferred stocks                                      253.8            223.6            236.0            242.5
   -----------------------------------------------
   Unaffiliated common stocks                            166.9            166.9            259.3            259.3
   -----------------------------------------------
   Mortgage loans on real estate                       4,211.5          4,104.0          3,932.9          4,100.1
   -----------------------------------------------
   Policy loans                                        1,652.9          1,770.5          1,606.0          1,685.9
   -----------------------------------------------
   Other investments                                     426.6            426.6            434.4            434.4
   -----------------------------------------------
   Cash and short-term investments                     1,409.2          1,409.2          1,725.4          1,725.4
   -----------------------------------------------
   Investment-type insurance contracts:
     Deposit contracts and certain guaranteed
       interest contracts                            (17,730.4)       (17,364.3)       (17,845.8)       (17,486.4)
      --------------------------------------------
     Remaining guaranteed interest and similar
       contracts                                        (454.7)          (465.1)          (714.4)          (738.2)
      --------------------------------------------
   Short-term debt                                      (205.0)          (205.0)          (140.0)          (140.0)
   -----------------------------------------------
   Surplus notes due to LNC                           (1,250.0)        (1,022.1)        (1,250.0)        (1,335.1)
   -----------------------------------------------
   Derivatives                                            17.4             (4.0)            25.5             18.2
   -----------------------------------------------
   Investment commitments                                   --             (0.8)              --              (.6)
   -----------------------------------------------
   Separate account assets                            46,105.1         46,105.1         36,907.0         36,907.0
   -----------------------------------------------
   Separate account liabilities                      (46,105.1)       (46,105.1)       (36,907.0)       (36,907.0)
   -----------------------------------------------

12. ACQUISITIONS AND SALES OF SUBSIDIARIES
    In 1997, LNC contributed 25,000,000 shares of common stock of American States to the Company. American States is a property casualty insurance holding company of which LNC owned 83.3%. The contributed common stock was accounted for as a capital contribution equal to the fair value of the common stock received by the Company. Subsequently, the American States common stock owned by the Company, along with all other American States common stock owned by LNC and its affiliates, was sold. The Company received proceeds from the sale in the amount of $1,175,000,000. The Company recognized no gain or loss on the sale of its portion of the common stock due to the receipt of the stock at fair value. The proceeds from this sale of stock were used to partially finance the CIGNA indemnity reinsurance transaction.
13. TRANSACTIONS WITH AFFILIATES
    A wholly owned subsidiary of LNC, Lincoln Life and Annuity
    Distributors, Inc. ("LLAD"), has a nearly exclusive general agent's contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LLAD override commissions of $60,400,000 and $76,700,000 in 1999 and 1998, respectively, and override commissions and operating expense allowances of $61,600,000 in 1997. LLAD incurred expenses of $113,400,000, $102,400,000 and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

13. TRANSACTIONS WITH AFFILIATES (CONTINUED)
    $5,500,000 in 1999, 1998 and 1997, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse. Effective in January 1998, the Company and LLAD agreed to increase the override commission expense and eliminate the operating expense allowance.
    Cash and short-term investments at December 31, 1999 and 1998 include the Company's participation in a short-term investment pool with LNC of $390,300,000 and $383,600,000, respectively. Related investment income amounted to $16,700,000, $16,800,000 and $15,500,000 in 1999, 1998 and 1997,
    respectively. Short-term loan payable to parent company at December 31, 1999 and 1998 represent notes payable to LNC.
    The Company provides services to and receives services from affiliated companies which resulted in a net payment of $49,400,000, $92,100,000 and $48,500,000 in 1999, 1998 and 1997, respectively.
    The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                           YEAR ENDED DECEMBER 31
                           1999     1998     1997
                           ------------------------
                           (IN MILLIONS)
                           ------------------------
   Insurance assumed       $ 19.7   $ 13.7   $ 11.9
   ----------------------
   Insurance ceded          777.6    290.1    100.3

    The balance sheets include reinsurance balances with affiliated companies as follows:

                             DECEMBER 31
                             1999           1998
                             -----------------------
                             (IN MILLIONS)
                             -----------------------
   Future policy benefits
   and claims assumed
                             $  413.7       $  197.3
   ------------------------
   Future policy benefits
   and claims ceded           1,680.4        1,125.0
   ------------------------
   Amounts recoverable on
   paid and unpaid losses       146.4           84.2
   ------------------------
   Reinsurance payable on
   paid losses                    8.8            6.0
   ------------------------
   Funds held under
   reinsurance treaties --
   net liability              2,106.4        1,375.4
   ------------------------

    Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $917,300,000 and $318,300,000 at December 31, 1999 and 1998,
    respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 1999 and 1998, LNC had guaranteed $818,900,000 and $237,000,000, respectively, of these letters of credit. At December 31, 1999 and 1998, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $118,800,000 and $122,400,000, respectively, for statutory surplus relief received under financial reinsurance ceded agreements.
14. SEPARATE ACCOUNTS
    Separate account assets held by the Company consist primarily of long-term bonds, common stocks, short-term investments and mutual funds and are carried at market value. Substantially none of the separate accounts have any minimum guarantees and the investment risks associated with market

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

14. SEPARATE ACCOUNTS (CONTINUED)
    value changes are borne entirely by the policyholder.
    Separate account premiums, deposits and other considerations amounted to $4,572,600,000, $3,953,300,000 and $4,821,800,000 in 1999, 1998 and 1997,
    respectively. Reserves for separate accounts with assets at fair value were $45,198,900,000 and $36,145,900,000 at December 31, 1999 and 1998,
    respectively. All reserves are subject to discretionary withdrawal at market value.

    A reconciliation of transfers to (from) separate accounts is as follows:

                                                                 YEAR ENDED DECEMBER 31
                                                                 1999       1998           1997
                                                                 -----------------------------------
                                                                 (IN MILLIONS)
                                                                 -----------------------------------
   Transfers as reported in the Summary of Operations of the
   various separate accounts:
     Transfers to separate accounts                              $ 4,573.2  $ 3,954.9      $ 4,824.0
   ------------------------------------------------------------
     Transfers from separate accounts                             (4,933.8)  (4,069.8)      (2,943.8)
   ------------------------------------------------------------  ---------  ---------      ---------
   Net transfers to (from) separate accounts as reported in the
   Summary of Operations                                         $  (360.6) $  (114.9)     $ 1,880.2
   ------------------------------------------------------------  =========  =========      =========

15. CENTURY COMPLIANCE (UNAUDITED)
    The Year 2000 issue was complex and affected many aspects of the Company's business. The Company was particularly concerned with Year 2000 issues that related to the Company's computer systems and interfaces with the computer systems of vendors, suppliers, customers and business partners. From 1996 through 1999 the Company and its operating subsidiaries redirected a large portion of internal Information Technology ("IT") efforts and contracted with outside consultants to update systems to address Year 2000 issues. Experts were engaged to assist in developing work plans and cost estimates and to complete remediation activities.
    For the year ended December 31, 1999, the Company identified expenditures of $39,500,000 to address this issue. This brings the expenditures for 1996 through 1999 to $75,300,000. Because updating systems and procedures is an integral part of the Company's on-going operations, most of the expenditures shown above are expected to continue after all Year 2000 issues have been resolved. All Year 2000 expenditures have been funded from operating cash flows.
    The scope of the overall Year 2000 program included the following four major project areas: 1) addressing the readiness of business applications, operating systems and hardware on mainframe, personal computer and local area network platforms (IT); 2) addressing the readiness of non-IT embedded software and equipment (non-IT); 3) addressing the readiness of key business partners and 4) establishing Year 2000 contingency plans. The Company completed these projects prior to year-end.
    The Company's businesses have not identified any major problems in their business processing. Minor problems have been resolved quickly. The Company's businesses have not experienced any significant interruption in service to clients or business partners or in reporting to regulators.

REPORT OF INDEPENDENT AUDITORS

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (the "Company"), a wholly owned subsidiary of Lincoln National Corporation, as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of The Lincoln National Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

                                         /s/ Ernst & Young LLP

Fort Wayne, Indiana
January 31, 2000